UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

245 Park Avenue
New York, NY 10167
(Address of principal executive offices) (Zip code)

Frank J. Nasta
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 through October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

J.P. Morgan International
Funds

Annual Report
October 31, 2009

JPMorgan International Markets Fund

JPMorgan International Markets Fund
Annual Report
October 31, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

November 18, 2009

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Quote

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months

1

ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan International Markets Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 30, 2008
Fiscal Year End	October 31
Net Assets as of 10/31/2009	$746,805
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan International Markets Fund, which seeks total return,* gained 23.08%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 27.71% return of the Fund’s primary benchmark, the MSCI EAFE Index (the “Index”), over the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

The Fund’s underperformance during the reporting period was largely due to underlying fund selection. (Underlying fund selection relates to how the underlying strategies perform relative to their respective benchmarks.) The largest portions of the Fund’s portfolio were held in the JPMorgan International Opportunities Fund and JPMorgan International Value

Fund, both of which underperformed their respective benchmarks during the fiscal year. Smaller portions of the Fund were invested in the JPMorgan Intrepid European Fund and the JPMorgan Intrepid Japan Fund. These two Funds also lagged their respective benchmarks. A portion of the Fund’s portfolio was also held in the JPMorgan Prime Money Market Fund. This detracted from results, given the strong performance of the international equity markets during the fiscal year.

Positively contributing to performance was the Fund’s holding in the JPMorgan Emerging Markets Equity Fund. This out-of-index exposure was beneficial as emerging market equities outperformed their developed market counterparts during the period. Elsewhere, the use of forward foreign exchange contracts was rewarding. These were used to manage the Fund’s exposure to the euro and yen. This was helpful, as the U.S. dollar fell versus the euro and yen when these contracts were in place.

At their meeting on November 19, 2009, the Board of Trustees of the Fund approved the liquidation of the Fund which occurred on November 24, 2009.

Q: HOW WAS THE FUND MANAGED?

A: The Fund is a “Fund of Funds” that mainly invests its assets in a combination of equity and fixed income international mutual funds in the same group of investment companies (i.e., J.P. Morgan Funds). J.P. Morgan Investment Management Inc. (JPMIM or the Advisor) allocates the Fund’s assets among underlying J.P. Morgan Funds that invest primarily in equity and debt securities in foreign and emerging markets, country-specific or regional securities, international real estate securities, and/or growth and value foreign securities. The Fund may also invest directly in securities issued in foreign or emerging markets and may use derivatives, including forward foreign currency contracts.

* The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

** The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

3

JPMorgan International Markets Fund

TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	5/30/08
Without Sales Charge		22.75%	(18.73)%
With Sales Charge*		16.35	(21.75)
CLASS C SHARES	5/30/08
Without CDSC		22.10	(19.15)
With CDSC**		21.10	(19.15)
CLASS R5 SHARES	5/30/08	23.32	(18.40)
SELECT CLASS SHARES	5/30/08	23.08	(18.51)

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/30/08-10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan International Markets Fund

The Fund commenced operations on May 30, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Markets Fund, the MSCI EAFE Index, the MSCI All Country World Index, ex-U.S. and the Lipper International Multi-Cap Core Funds Index from May 30, 2008 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The MSCI EAFE Index approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI All Country World Index, ex-U.S. approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan International Markets Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE ($)

Investment Companies — 102.5%
798	iShares MSCI Pacific ex-Japan Index Fund	31,593
1,999	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	38,467
24,679	JPMorgan International Opportunities Fund, Institutional Class Shares (b)	303,308
19,318	JPMorgan International Value Fund, Institutional Class Shares (b)	240,891
5,415	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	94,499
11,558	JPMorgan Intrepid Japan Fund, Select Class Shares (b)	56,517

	Total Investment Companies (Cost $894,439)	765,275

Short-Term Investment — 1.5%
	Investment Company — 1.5%
11,442	JPMorgan Prime Money Market Fund,
	Institutional Class Shares, 0.160% (b) (l) (m) (Cost $11,442)	11,442

	Total Investments — 104.0% (Cost $905,881)	776,717
	Liabilities in Excess of Other Assets — (4.0)%	(29,912)

	NET ASSETS — 100.0%	$746,805

Percentages indicated are based on net assets.

Allocation Of Investments *

International Equity Funds	98.5%
Money Market Fund	1.5

* Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(b)	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	The rate shown is the current yield as of October 31, 2009.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

International Markets Fund

ASSETS:
Investments in non-affiliates, at value	$31,593
Investments in affiliates, at value	745,124

Total investment securities, at value	776,717
Cash	5,763
Due from Administrator	8
Receivables:
Interest and dividends	2

Total Assets	782,490

LIABILITIES:
Payables:
Accrued liabilities:
Shareholder servicing fees	94
Distribution fees	33
Custodian and accounting fees	3,757
Trustees’ and Chief Compliance Officer’s fees	95
Other	31,706

Total Liabilities	35,685

Net Assets	$746,805

NET ASSETS:
Paid in capital	$1,040,664
Accumulated undistributed (distributions in excess of) net investment income	(2)
Accumulated net realized gains (losses)	(164,693)
Net unrealized appreciation (depreciation)	(129,164)

Total Net Assets	$746,805

NET ASSETS:
Class A	$37,231
Class C	36,968
Class R5	37,439
Select Class	635,167

Total	$746,805

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,587
Class C	3,574
Class R5	3,597
Select Class	61,094
Net asset value :
Class A - Redemption price per share	$10.38
Class C - Offering price per share (a)	10.34
Class R5 - Offering and redemption price per share	10.41
Select Class - Offering and redemption price per share	10.40
Class A maximum sales charge	5.25%

Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.96

Cost of investments in non-affiliates	$40,103
Cost of investments in affiliates	865,778

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

International Markets Fund

INVESTMENT INCOME:
Interest income from affiliates	$27
Dividend income from non-affiliates	888
Dividend income from affiliates (a)	19,362

Total investment income	20,277

EXPENSES:
Investment advisory fees	313
Administration fees	665
Distribution fees:
Class A	78
Class C	234
Shareholder servicing fees:
Class A	78
Class C	78
Class R5	16
Select Class	1,333
Custodian and accounting fees	12,078
Professional fees	67,901
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	23,271
Registration and filing fees	322
Transfer agent fees	10,721
Other	3,884

Total expenses	120,978

Less amounts waived	(1,590)
Less expense reimbursements	(117,242)

Net expenses	2,146

Net investment income (loss)	18,131

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(157,204)
Foreign currency transactions	8,470

Net realized gain (loss)	(148,734)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	10,542
Investments in affiliates	270,205
Foreign currency translations	(9,901)

Change in net unrealized appreciation (depreciation)	270,846

Net realized/unrealized gains (losses)	122,112

Change in net assets resulting from operations	$140,243

(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Markets Fund

	Year Ended 10/31/2009	Period Ended 10/31/2008 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,131	$6,783
Net realized gain (loss)	(148,734)	(211)
Change in net unrealized appreciation (depreciation)	270,846	(400,010)

Change in net assets resulting from operations	140,243	(393,438)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,144)	—
Class C
From net investment income	(2,035)	—
Class R5
From net investment income	(2,228)	—
Select Class
From net investment income	(37,368)	—

Total distributions to shareholders	(43,775)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,775	1,000,000

NET ASSETS
Change in net assets	140,243	606,562
Beginning of period	606,562	—

End of period	$746,805	$606,562

Accumulated undistributed (distributions in excess of) net investment income	$(2)	$14,168

(a) Commencement of operations was May 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Markets Fund

	Year Ended 10/31/2009	Period Ended 10/31/2008 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	2,144	—

Change in net assets from Class A capital transactions	$2,144	$50,000

Class C
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	2,035	—

Change in net assets from Class C capital transactions	$2,035	$50,000

Class R5
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	2,228	—

Change in net assets from Class R5 capital transactions	$2,228	$50,000

Select Class
Proceeds from shares issued	$—	$850,000
Dividends and distributions reinvested	37,368	—

Change in net assets from Select Class capital transactions	$37,368	$850,000

Total change in net assets from capital transactions	$43,775	$1,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	254	—

Change in Class A Shares	254	3,333

Class C
Issued	—	3,333
Reinvested	241	—

Change in Class C Shares	241	3,333

Class R5
Issued	—	3,333
Reinvested	264	—

Change in Class R5 Shares	264	3,333

Select Class
Issued	—	56,667
Reinvested	4,427	—

Change in Select Class Shares	4,427	56,667

(a) Commencement of operations was May 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

10

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (f)	Portfolio turnover rate (b)

International Markets Fund
Class A
Year Ended October 31, 2009	$9.09	$0.26	$1.67	$1.93	$(0.64)	$10.38	22.88%	$37	0.55%	2.68%	19.49%	39%
May 30, 2008 (g) through October 31, 2008	15.00	0.09	(6.00)	(5.91)	—	9.09	(39.40)	30	0.54	1.80	26.25	4
Class C
Year Ended October 31, 2009	9.07	0.22	1.66	1.88	(0.61)	10.34	22.24	37	1.05	2.19	19.99	39
May 30, 2008 (g) through October 31, 2008	15.00	0.07	(6.00)	(5.93)	—	9.07	(39.53)	30	1.04	1.29	26.75	4
Class R5
Year Ended October 31, 2009	9.11	0.30	1.67	1.97	(0.67)	10.41	23.32	37	0.15	3.08	19.03	39
May 30, 2008 (g) through October 31, 2008	15.00	0.11	(6.00)	(5.89)	—	9.11	(39.27)	31	0.15	2.18	25.79	4
Select Class
Year Ended October 31, 2009	9.10	0.29	1.67	1.96	(0.66)	10.40	23.22	635	0.30	2.93	19.24	39
May 30, 2008 (g) through October 31, 2008	15.00	0.10	(6.00)	(5.90)	—	9.10	(39.33)	516	0.29	2.05	25.99	4

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Represents only expenses of the Fund, not Underlying Funds.

(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(g) Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

11

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversified / Non-
	Classes offered	Diversified

International Markets Fund	Class A, Class C, Class R5 and Select Class	Diversified

The Fund commenced operations on May 30, 2008. At their meeting on November 19, 2009, the Board of Trustees of the Fund approved the liquidation of the Fund which occurred on November 24, 2009.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Equity securities, including exchange traded funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented in the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities #	$776,717	$—	$—	$776,717

# All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for specifics of the portfolio holdings.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the

13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund held foreign currency exchange contracts through May 31, 2009 with an average settlement value balance of $93,900 and at October 31, 2009, no longer holds positions in these investments.

D. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., or its affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act. An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be an affiliated issuer:

	For the year ended October 31, 2009

Affiliate	Value at October 31, 2008	Purchase Cost		Sales Proceeds	Realized Gain (Loss)	Dividend Income*	Shares at October 31, 2009	Value at October 31, 2009

JPMorgan Emerging Markets Equity Fund Institutional Class Shares	$10,335		$20,260	$—	$—	$260	1,999	$38,467
JPMorgan International Opportunities Fund Institutional Class Shares	—		264,001	—	—	5,929	24,679	303,308
JPMorgan International Equity Fund, Select Class Shares	224,628		—	238,072	(148,923)	—	—	—
JPMorgan International Value Fund, Institutional Class Shares	194,653		7,088	—	—	7,086	19,318	240,891
JPMorgan Intrepid European Fund, Institutional Class Shares	78,226		5,588	—	—	5,590	5,415	94,499
JPMorgan Intrepid Japan Fund, Select Class Shares	25,394		27,724	—	—	293	11,558	56,517
JPMorgan Prime Money Market Fund, Institutional Class Shares	33,428		45,445	67,431	—	204	11,442	11,442
JPMorgan Russia Fund, Select Class Shares	2,574		—	1,719	(8,281)	—	—	—

Total	$569,238	$			$(157,204)	$19,362		$745,124

* Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other transactions with Affiliates in the Notes to Financial Statements.

14

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds or exchange traded funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$(3,004)	$11,474	$(8,470)

The reclassifications for the Fund relate primarily to foreign currency gains or losses and taxable overdistributions.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.05% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was $22.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than the JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor did not retain a front-end sales charge or CDSC.

16

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C and Select Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds. For Class R5 Shares the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the lesser of: (1) 0.05% or (2) the weighted average pro rata amount of the shareholder service fees charged by the Underlying Funds. If the average pro rata amount of the shareholder service fees charged by the Underlying Funds exceeds 0.05%, the Fund’s Advisor and Administrator will waive their respective fees to the contractual extent available.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund (Underlying Fund) fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.55%	1.05%	0.15%	0.30%

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

For the year ended October 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers

Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements

$313	$665	$612	$1,590	$117,242

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2009, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

18

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government

$324,661	$239,791

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$905,881	$39,307	$168,471	$(129,164)

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

Total Distributions Paid From:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid

$43,775	$—	$43,775

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$–	$(164,693)	$(129,164)

The cumulative timing differences primarily consist of deferred compensation.

19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

As of October 31, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017	Total

$7,489	$157,204	$164,693

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2009, all of the Fund’s shares were held by the Fund’s investment advisor. Investment activities of this shareholder could impact the Fund.

The Underlying Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

20

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan International Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Markets Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

As explained in Note 1, during November 2009, the Board of Trustees approved the liquidation of the Fund, which occurred on November 24, 2009.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

22

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President,t W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker- dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.
* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees or expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio

International Markets Fund
Class A
Actual	$1,000.00	$1279.90	$3.16	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55

Class C
Actual	1,000.00	1,276.50	6.02	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

Class R5
Actual	1,000.00	1,283.60	0.86	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15

Select Class
Actual	1,000.00	1,282.40	1.73	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, background and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding other J.P. Morgan funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Fund since its inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

29

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

30

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

J.P. Morgan Specialty Funds

October 31, 2009

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	13
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Trustees	27
Officers	29
Schedule of Shareholder Expenses	30
Board Approval of Investment Advisory Agreement	31
Privacy Policy	34

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12-month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view — not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$303,994
Primary Benchmark	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing,* returned 10.96%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 0.30% return for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. While the U.S. stock market generated solid results during the fiscal year, it experienced periods of extreme volatility. As the reporting period began in November 2008, the U.S. stock market, as measured by the S&P 500 Index, was in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions, accelerating economic weakness, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices remained weak for several months, with the S&P 500 Index hitting a 12-year low on March 9, 2009.

Stock prices then rallied sharply from their March trough, with the S&P 500 Index posting positive returns during seven of the last eight months of the reporting period. Over that time, the S&P 500 Index rose more than 50%. The market’s turnaround was attributed to a number of factors, including optimism regarding the government’s actions to stabilize the financial system and some positive earnings surprises. In addition, as the reporting period progressed, it appeared that investor risk aversion abated, as there were increasing signs that the economy was on the road to recovery.

During the fiscal year, stock selection in the basic materials, semiconductors and media sectors contributed the most to the Fund’s performance. In contrast, stock selection in the finance, infrastructure and insurance sectors detracted the most from returns.

In terms of individual stocks, a long position in Freeport-McMoRan Copper & Gold, Inc., a leading international mining company, aided the Fund’s results. Its shares performed well as the company posted a 77% increase in third-quarter 2009 net earnings. The company benefited from increased production, rising commodity prices, lower expenses and stronger margins. A long position in semiconductor firm SanDisk Corp. was rewarded, as it has continued to report better-than-expected earnings results thus far in 2009. In addition, in October it gave a positive outlook for strong future demand for flash chips. SanDisk’s products have been a driving force in the strong sales growth of digital cameras, multi-function mobile phones, USB flash drives and digital audio/video players. Elsewhere, a long position in pharmaceutical company Schering-Plough Corp. was a meaningful contributor to results. In March 2009, fellow pharmaceutical giant Merck & Co. Inc. announced that it would acquire Schering-Plough at a premium, which sent the latter’s share price sharply higher.

In contrast, a long position in railroad operator Norfolk Southern Corp. detracted from the Fund’s performance during the fiscal year. The company performed poorly as it suffered from decreased freight volume due to the severe and prolonged recession. In addition, concerns regarding potential for increased U.S. government regulation of the railroad industry dragged down Norfolk Southern’s shares. A short position in Whole Foods Market, Inc. was a drag on the Fund’s results as its shares moved sharply higher during the period. Despite concerns that this grocery store chain was expanding too rapidly, its shares soared, aided in part by its solid fiscal fourth quarter earnings that exceeded analysts’ expectations. Elsewhere, the Fund, at times, had both long and short positions in pharmaceutical company Wyeth. Overall, the Fund’s positioning in Wyeth hurt its performance. The Fund’s underweight positioning of Wyeth hurt the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a diversified approach, seeking long positions (buy) in stocks that were undervalued relative to our view of their fair value. We also maintained short positions (sell) in stocks we believed were overvalued. Furthermore, we continued to seek long investment opportunities in companies with strong fundamentals and short investment opportunities in companies with weak fundamentals.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

TOP TEN LONG POSITIONS OF THE PORTFOLIO*

1.	Analog Devices, Inc.	1.9%
2.	Freeport-McMoRan Copper & Gold, Inc.	1.8
3.	QUALCOMM, Inc.	1.7
4.	Union Pacific Corp.	1.7
5.	Coca-Cola Co. (The)	1.6
6.	Walt Disney Co. (The)	1.5
7.	General Mills, Inc.	1.5
8.	Google, Inc., Class A	1.5
9.	Air Products & Chemicals, Inc.	1.4
10.	Procter & Gamble Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	PepsiCo, Inc.	2.8%
2.	Texas Instruments, Inc.	2.6
3.	Linear Technology Corp.	2.4
4.	Maxim Integrated Products, Inc.	2.2
5.	Johnson & Johnson	2.2
6.	Microchip Technology, Inc.	2.0
7.	International Business Machines Corp.	2.0
8.	Colgate-Palmolive Co.	1.7
9.	AT&T, Inc.	1.4
10.	Equity Residential	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*

Financials	17.4%
Information Technology	17.2
Consumer Discretionary	10.9
Industrials	9.8
Consumer Staples	8.4
Health Care	7.9
Materials	6.3
Energy	3.8
Utilities	3.2
Telecommunication Services	2.5
Others (each less than 1.0%)	0.1
Short Term Investment	12.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**

Financials	20.9%
Information Technology	19.0
Consumer Discretionary	13.5
Industrials	11.6
Consumer Staples	9.4
Health Care	9.3
Materials	7.3
Energy	4.3
Utilities	3.0
Telecommunication Services	1.7

*	Percentages indicated are based upon total long investments as of October 31, 2009. The Fund’s composition is subject to change.

**	Percentages indicated are based upon total short investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		10.40%	4.14%	3.16%
With Sales Charge*		4.62	3.02	2.60
CLASS B SHARES	2/28/02
Without CDSC		9.77	3.62	2.76
With CDSC**		4.77	3.27	2.76
INSTITUTIONAL CLASS SHARES	12/31/98	10.96	4.66	3.50

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 92.7%(j)
Common Stocks — 81.0%
	Consumer Discretionary — 10.2%
	Auto Components — 0.6%
69	Johnson Controls, Inc.	1,658
	Diversified Consumer Services — 0.2%
7	ITT Educational Services, Inc. (a)	651
	Hotels, Restaurants & Leisure — 1.4%
26	Darden Restaurants, Inc.	793
98	International Game Technology	1,753
46	Royal Caribbean Cruises Ltd. (a)	920
26	Starwood Hotels & Resorts Worldwide, Inc.	753
		4,219
	Household Durables — 0.8%
49	D.R. Horton, Inc.	536
74	KB Home	1,048
59	Lennar Corp., Class A	747
		2,331
	Internet & Catalog Retail — 0.9%
24	Amazon.com, Inc. (a)	2,857
	Media — 3.2%
74	Comcast Corp., Special Class A,	1,033
94	Gannett Co., Inc.	927
114	News Corp., Class A	1,316
12	Time Warner Cable, Inc.	457
56	Time Warner, Inc.	1,678
159	Walt Disney Co. (The)	4,363
		9,774
	Multiline Retail — 0.9%
40	J.C. Penney Co., Inc.	1,325
26	Kohl’s Corp. (a)	1,462
		2,787
	Specialty Retail — 1.4%
12	Advance Auto Parts, Inc.	464
20	Best Buy Co., Inc.	744
32	CarMax, Inc. (a)	620
33	Lowe’s Cos., Inc.	646
56	Staples, Inc.	1,209
14	TJX Cos., Inc.	515
		4,198
	Textiles, Apparel & Luxury Goods — 0.8%
46	Coach, Inc.	1,530
13	V.F. Corp.	898
		2,428
	Total Consumer Discretionary	30,903
	Consumer Staples — 7.8%
	Beverages — 1.5%
87	Coca-Cola Co. (The)	4,622

	Food & Staples Retailing — 0.5%
19	CVS/Caremark Corp.	661
31	SYSCO Corp.	829
		1,490
	Food Products — 2.8%
49	ConAgra Foods, Inc.	1,031
66	General Mills, Inc.	4,348
109	Kraft Foods, Inc., Class A	3,006
		8,385
	Household Products — 2.1%
42	Clorox Co.	2,470
67	Procter & Gamble Co.	3,903
		6,373
	Tobacco — 0.9%
108	Altria Group, Inc.	1,963
17	Philip Morris International, Inc.	786
		2,749
	Total Consumer Staples	23,619
	Energy — 3.5%
	Energy Equipment & Services — 0.7%
28	Noble Corp.	1,133
14	Schlumberger Ltd.	877
		2,010
	Oil, Gas & Consumable Fuels — 2.8%
15	Apache Corp.	1,417
24	ConocoPhillips	1,214
51	Denbury Resources, Inc. (a)	750
28	Devon Energy Corp.	1,805
9	EOG Resources, Inc.	727
5	Exxon Mobil Corp.	337
28	Occidental Petroleum Corp.	2,142
6	Southwestern Energy Co. (a)	279
		8,671
	Total Energy	10,681
	Financials — 16.1%
	Capital Markets — 2.5%
18	Goldman Sachs Group, Inc. (The)	3,140
81	Morgan Stanley	2,595
26	State Street Corp.	1,083

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Capital Markets — 2.5%
34	TD AMERITRADE Holding Corp. (a)	662
		7,480
	Commercial Banks — 1.2%
33	BB&T Corp.	784
59	Fifth Third Bancorp	526
73	Regions Financial Corp.	355
17	SunTrust Banks, Inc.	327
18	TCF Financial Corp.	216
19	U.S. Bancorp	433
26	Wells Fargo & Co.	726
25	Zions Bancorp	354
		3,721
	Diversified Financial Services — 1.0%
125	Bank of America Corp.	1,817
342	Citigroup, Inc.	1,399
		3,216
	Insurance — 2.4%
35	ACE Ltd., (Switzerland) (a)	1,800
52	Aflac, Inc.	2,137
10	AON Corp.	374
11	Axis Capital Holdings Ltd., (Bermuda)	316
21	Lincoln National Corp.	508
26	Prudential Financial, Inc.	1,181
14	RenaissanceRe Holdings Ltd., (Bermuda)	740
23	XL Capital Ltd., (Bermuda), Class A	377
		7,433
	Real Estate Investment Trusts (REITs) — 8.6%
53	Alexandria Real Estate Equities, Inc.	2,887
45	Annaly Capital Management, Inc.	756
220	Brandywine Realty Trust	2,103
90	BRE Properties, Inc.	2,462
159	CBL & Associates Properties, Inc.	1,294
44	Digital Realty Trust, Inc.	1,981
29	EastGroup Properties, Inc.	1,049
184	Education Realty Trust, Inc.	921
18	Essex Property Trust, Inc.	1,316
19	Federal Realty Investment Trust	1,092
7	Health Care REIT, Inc.	297
47	Liberty Property Trust	1,381
92	National Retail Properties, Inc.	1,777
164	ProLogis	1,863
21	Public Storage	1,538
36	Regency Centers Corp.	1,198
54	Senior Housing Properties Trust	1,039
17	Simon Property Group, Inc.	1,120
		26,074
	Thrifts & Mortgage Finance — 0.4%
52	MGIC Investment Corp. (a)	223
84	New York Community Bancorp, Inc.	910
		1,133
	Total Financials	49,057
	Health Care — 7.3%
	Biotechnology — 1.8%
22	Alexion Pharmaceuticals, Inc. (a)	982
44	Celgene Corp. (a)	2,233
54	Gilead Sciences, Inc. (a)	2,313
		5,528
	Health Care Equipment & Supplies — 1.3%
27	Baxter International, Inc.	1,454
45	Covidien plc, (Ireland)	1,876
22	Medtronic, Inc.	775
		4,105
	Health Care Providers & Services — 1.3%
24	Aetna, Inc.	622
51	Cardinal Health, Inc.	1,457
19	CIGNA Corp.	520
10	Express Scripts, Inc. (a)	791
7	McKesson Corp.	382
1	Medco Health Solutions, Inc. (a)	56
		3,828
	Life Sciences Tools & Services — 0.2%
11	Thermo Fisher Scientific, Inc. (a)	500

	Pharmaceuticals — 2.7%
46	Abbott Laboratories	2,336
76	Bristol-Myers Squibb Co.	1,659
58	Merck & Co., Inc.	1,792
73	Schering-Plough Corp.	2,059
9	Teva Pharmaceutical Industries Ltd., (Israel), ADR	475
		8,321
	Total Health Care	22,282

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Industrials — 9.1%
	Aerospace & Defense — 2.0%
13	Honeywell International, Inc.	481
61	Northrop Grumman Corp.	3,060
41	United Technologies Corp.	2,492
		6,033
	Electrical Equipment — 1.1%
57	Cooper Industries plc, Class A	2,217
29	Emerson Electric Co.	1,110
		3,327
	Industrial Conglomerates — 0.1%
18	Textron, Inc.	317

	Machinery — 2.9%
52	Deere & Co.	2,355
26	Eaton Corp.	1,584
84	PACCAR, Inc.	3,129
32	Parker Hannifin Corp.	1,679
		8,747
	Road & Rail — 2.7%
22	CSX Corp.	943
57	Norfolk Southern Corp.	2,671
87	Union Pacific Corp.	4,786
		8,400
	Trading Companies & Distributors — 0.3%
32	GATX Corp.	864
	Total Industrials	27,688
	Information Technology — 15.9%
	Communications Equipment — 2.5%
54	Cisco Systems, Inc. (a)	1,234
62	Juniper Networks, Inc. (a)	1,575
118	QUALCOMM, Inc.	4,872
		7,681
	Computers & Peripherals — 1.8%
3	Apple, Inc. (a)	490
56	Hewlett-Packard Co.	2,648
21	NetApp, Inc. (a)	560
71	SanDisk Corp. (a)	1,464
10	Western Digital Corp. (a)	350
		5,512
	Electronic Equipment, Instruments & Components — 1.1%
218	Corning, Inc.	3,188

	Internet Software & Services — 1.4%
8	Google, Inc., Class A (a)	4,235

	IT Services — 1.1%
21	Cognizant Technology Solutions Corp., Class A (a)	816
36	Genpact Ltd., (Bermuda) (a)	431
5	MasterCard, Inc., Class A	1,084
34	Paychex, Inc.	956
		3,287
	Semiconductors & Semiconductor Equipment — 7.0%
1	Altera Corp.	16
210	Analog Devices, Inc.	5,380
155	Applied Materials, Inc.	1,896
353	Atmel Corp. (a)	1,312
98	Broadcom Corp., Class A (a)	2,594
171	Intersil Corp., Class A	2,142
209	LSI Corp. (a)	1,069
125	Marvell Technology Group Ltd., (Bermuda) (a)	1,709
163	National Semiconductor Corp.	2,104
39	Novellus Systems, Inc. (a)	792
119	Teradyne, Inc. (a)	997
64	Xilinx, Inc.	1,395
		21,406
	Software — 1.0%
112	Microsoft Corp.	3,110
	Total Information Technology	48,419
	Materials — 5.9%
	Chemicals — 3.5%
51	Air Products & Chemicals, Inc.	3,964
140	Dow Chemical Co. (The)	3,286
40	E.l. du Pont de Nemours & Co.	1,263
31	PPG Industries, Inc.	1,721
6	Praxair, Inc.	485
		10,719
	Metals & Mining — 2.4%
34	Cliffs Natural Resources, Inc.	1,195
69	Freeport-McMoRan Copper & Gold, Inc. (a)	5,055
27	United States Steel Corp.	931
		7,181
	Total Materials	17,900
	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 0.7%
68	Verizon Communications, Inc.	2,025

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Wireless Telecommunication Services — 1.6%
24	American Tower Corp., Class A (a)	876
40	Crown Castle International Corp. (a)	1,209
952	Sprint Nextel Corp. (a)	2,819
		4,904
	Total Telecommunication Services	6,929
	Utilities — 2.9%
	Electric Utilities — 1.9%
61	Edison International	1,928
9	Entergy Corp.	706
40	FPL Group, Inc.	1,939
117	NV Energy, Inc.	1,337
		5,910
	Multi-Utilities — 1.0%
27	PG&E Corp.	1,120
29	Public Service Enterprise Group, Inc.	864
15	SCANA Corp.	508
28	Xcel Energy, Inc.	536
		3,028
	Total Utilities	8,938
	Total Common Stocks (Cost $220,594)	246,416

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
360	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $366)	366

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 11.6%
	Investment Company — 11.6%
35,210	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $35,210)	35,210
	Total Investments — 92.7% (Cost $256,170)	281,992
	Other Assets in Excess of Liabilities — 7.3%	22,002
	NET ASSETS — 100.0%	$303,994
Short Positions — 81.3%
Common Stocks — 81.3%
	Consumer Discretionary — 11.0%
	Automobiles — 0.2%
96	Ford Motor Co. (a)	672
	Diversified Consumer Services — 0.6%
10	Apollo Group, Inc., Class A (a)	594
21	DeVry, Inc.	1,133
		1,727
	Hotels, Restaurants & Leisure — 2.0%
49	Burger King Holdings, Inc.	839
30	Carnival Corp.	859
52	Marriott International, Inc., Class A	1,294
7	McDonald’s Corp.	393
90	Starbucks Corp. (a)	1,717
32	Yum! Brands, Inc.	1,051
		6,153
	Household Durables — 0.7%
9	Fortune Brands, Inc.	360
11	Mohawk Industries, Inc. (a)	463
72	Toll Brothers, Inc. (a)	1,254
		2,077
	Leisure Equipment & Products — 0.5%
80	Mattel, Inc.	1,521

	Media — 5.2%
73	CBS Corp., Class B	863
182	Comcast Corp., Class A	2,643
16	DIRECTV Group, Inc. (The) (a)	431
342	New York Times Co. (The), Class A	2,729
207	News Corp., Class B	2,819
63	Omnicom Group, Inc.	2,148
28	Scripps Networks Interactive, Inc., Class A	1,038
73	Viacom, Inc., Class B (a)	2,006
2	Washington Post Co. (The), Class B	994
		15,671
	Multiline Retail — 0.4%
74	Macy’s, Inc.	1,293
	Specialty Retail — 1.4%
20	Abercrombie & Fitch Co., Class A	647
51	Home Depot, Inc.	1,280
16	Limited Brands, Inc.	276
12	O’Reilly Automotive, Inc. (a)	453
8	Ross Stores, Inc.	339
11	Sherwin-Williams Co. (The)	633
18	Tiffany & Co.	707
		4,335
	Total Consumer Discretionary	33,449

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
	Consumer Staples — 7.6%
	Beverages — 2.3%
116	PepsiCo, Inc.	7,030

	Food & Staples Retailing — 0.4%
12	Walgreen Co.	467
28	Whole Foods Market, Inc. (a)	901
		1,368
	Food Products — 1.7%
29	Campbell Soup Co.	921
43	H.J. Heinz Co.	1,710
32	Hershey Co. (The)	1,211
119	Sara Lee Corp.	1,344
		5,186
	Household Products — 1.9%
19	Church & Dwight Co., Inc.	1,092
53	Colgate-Palmolive Co.	4,128
9	Kimberly-Clark Corp.	544
		5,764
	Personal Products — 1.3%
47	Avon Products, Inc.	1,491
57	Estee Lauder Cos., Inc. (The), Class A	2,435
		3,926
	Total Consumer Staples	23,274
	Energy — 3.5%
	Energy Equipment & Services — 0.9%
50	Nabors Industries Ltd., (Bermuda) (a)	1,035
35	Patterson-UTI Energy, Inc.	547
27	Pride International, Inc. (a)	795
21	Rowan Cos., Inc.	484
		2,861
	Oil, Gas & Consumable Fuels — 2.6%
44	Marathon Oil Corp.	1,391
29	Pioneer Natural Resources Co.	1,188
62	Sunoco, Inc.	1,913
86	Tesoro Corp.	1,217
13	Ultra Petroleum Corp. (a)	616
68	Valero Energy Corp.	1,222
7	XTO Energy, Inc.	299
		7,846
	Total Energy	10,707
	Financials — 17.0%
	Capital Markets — 2.9%
113	Charles Schwab Corp. (The)	1,952
62	Federated Investors, Inc., Class B	1,637
6	Franklin Resources, Inc.	612
39	Lazard Ltd., (Bermuda), Class A	1,461
31	Northern Trust Corp.	1,533
35	T. Rowe Price Group, Inc.	1,696
		8,891
	Commercial Banks — 1.7%
30	BancorpSouth, Inc.	666
14	Bank of Hawaii Corp.	621
4	Commerce Bancshares, Inc.	153
41	First Horizon National Corp. (a)	480
43	FirstMerit Corp.	824
119	Huntington Bancshares, Inc.	453
133	KeyCorp	718
22	UMB Financial Corp.	881
9	Westamerica Bancorp	411
		5,207
	Consumer Finance — 0.1%
11	American Express Co.	394

	Diversified Financial Services — 0.3%
18	NASDAQ OMX Group, Inc. (The) (a)	321
20	NYSE Euronext	520
		841
	Insurance — 2.6%
21	American International Group, Inc. (a)	702
6	Everest Re Group Ltd., (Bermuda)	507
45	Marsh & McLennan Cos., Inc.	1,046
57	MetLife, Inc.	1,940
86	Progressive Corp. (The) (a)	1,371
19	Travelers Cos., Inc. (The)	961
48	W.R. Berkley Corp.	1,192
		7,719
	Real Estate Investment Trusts (REITs) — 9.1%
111	AMB Property Corp.	2,449
19	AvalonBay Communities, Inc.	1,314
53	Boston Properties, Inc.	3,203
31	Corporate Office Properties Trust	1,035
164	Developers Diversified Realty Corp.	1,410
118	Equity Residential	3,399
89	HCP, Inc.	2,619
24	Healthcare Realty Trust, Inc.	502

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
49	Macerich Co. (The)	1,472
15	Mid-America Apartment Communities, Inc.	652
35	Plum Creek Timber Co., Inc.	1,081
142	Post Properties, Inc.	2,335
53	SL Green Realty Corp.	2,035
23	Sovran Self Storage, Inc.	680
33	Ventas, Inc.	1,332
7	Vornado Realty Trust	399
67	Washington Real Estate Investment Trust	1,792
		27,709
	Thrifts & Mortgage Finance — 0.3%
18	Hudson City Bancorp, Inc.	241
41	People’s United Financial, Inc.	659
		900
	Total Financials	51,661
	Health Care — 7.5%
	Biotechnology — 0.9%
14	Amgen, Inc. (a)	742
26	Genzyme Corp. (a)	1,313
25	OSI Pharmaceuticals, Inc. (a)	818
		2,873
	Health Care Equipment & Supplies — 1.4%
39	Becton, Dickinson & Co.	2,673
25	St. Jude Medical, Inc. (a)	844
7	Stryker Corp.	324
9	Varian Medical Systems, Inc. (a)	387
		4,228
	Health Care Providers & Services — 1.3%
21	DaVita, Inc. (a)	1,121
11	Laboratory Corp. of America Holdings (a)	737
24	Quest Diagnostics, Inc.	1,354
24	UnitedHealth Group, Inc.	629
		3,841
	Life Sciences Tools & Services — 0.3%
18	Waters Corp. (a)	1,028
	Pharmaceuticals — 3.6%
14	Allergan, Inc.	771
75	Eli Lilly & Co.	2,557
50	Forest Laboratories, Inc. (a)	1,372
90	Johnson & Johnson	5,341
25	Watson Pharmaceuticals, Inc. (a)	847
		10,888
	Total Health Care	22,858
	Industrials — 9.4%
	Aerospace & Defense — 2.2%
20	General Dynamics Corp.	1,223
37	ITT Corp.	1,868
24	Lockheed Martin Corp.	1,678
43	Raytheon Co.	1,927
		6,696
	Air Freight & Logistics — 1.9%
32	FedEx Corp.	2,326
61	United Parcel Service, Inc., Class B	3,280
		5,606
	Commercial Services & Supplies — 0.6%
58	Waste Management, Inc.	1,724
	Electrical Equipment — 0.5%
5	First Solar, Inc. (a)	549
26	Rockwell Automation, Inc.	1,081
		1,630
	Industrial Conglomerates — 0.6%
18	3M Co.	1,346
36	General Electric Co.	518
		1,864
	Machinery — 1.4%
9	Caterpillar, Inc.	501
21	Danaher Corp.	1,454
43	Illinois Tool Works, Inc.	1,972
14	Ingersoll-Rand plc, (Ireland)	442
		4,369
	Road & Rail — 2.2%
154	Heartland Express, Inc.	2,098
148	Knight Transportation, Inc.	2,370
121	Werner Enterprises, Inc.	2,273
		6,741
	Total Industrials	28,630
	Information Technology — 15.5%
	Communications Equipment — 0.8%
34	Ciena Corp. (a)	401
76	JDS Uniphase Corp. (a)	424
110	Motorola, Inc.	945
99	Tellabs, Inc. (a)	598
		2,368
	Computers & Peripherals — 2.5%
102	Dell, Inc. (a)	1,479
55	EMC Corp. (a)	907

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
41	International Business Machines Corp.	4,903
17	QLogic Corp. (a)	295
		7,584
	Electronic Equipment, Instruments & Components — 0.5%
55	Agilent Technologies, Inc. (a)	1,351

	Internet Software & Services — 0.6%
33	eBay, Inc. (a)	723
73	Yahoo!, Inc. (a)	1,164
		1,887
	IT Services — 1.0%
11	Automatic Data Processing, Inc.	422
61	SAIC, Inc. (a)	1,077
21	Visa, Inc., Class A	1,591
		3,090
	Semiconductors & Semiconductor Equipment — 9.0%
60	Intel Corp.	1,143
52	KLA-Tencor Corp.	1,686
56	Lam Research Corp. (a)	1,878
233	Linear Technology Corp.	6,020
320	Maxim Integrated Products, Inc.	5,342
205	Microchip Technology, Inc.	4,904
271	Texas Instruments, Inc.	6,348
		27,321
	Software — 1.1%
33	Adobe Systems, Inc. (a)	1,080
43	Electronic Arts, Inc. (a)	780
73	Oracle Corp.	1,534
		3,394
	Total Information Technology	46,995
	Materials — 6.0%
	Chemicals — 4.4%
59	Ecolab, Inc.	2,581
30	H.B. Fuller Co.	580
47	Monsanto Co.	3,147
66	Nalco Holding Co.	1,385
96	Olin Corp.	1,461
77	OM Group, Inc. (a)	2,073
12	Potash Corp. of Saskatchewan, Inc., (Canada)	1,086
39	Valspar Corp.	979
		13,292
	Metals & Mining — 1.6%
136	Alcoa, Inc.	1,694
78	Nucor Corp.	3,114
		4,808
	Paper & Forest Products — 0.0% (g)
—(h)	Weyerhaeuser Co.	7
	Total Materials	18,107
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.1%
134	AT&T, Inc.	3,429
	Wireless Telecommunication Services — 0.3%
28	SBA Communications Corp., Class A (a)	796
	Total Telecommunication Services	4,225
	Utilities — 2.4%
	Electric Utilities — 1.6%
48	Allegheny Energy, Inc.	1,084
1	Exelon Corp.	23
52	FirstEnergy Corp.	2,264
22	PPL Corp.	639
28	Southern Co.	870
		4,880
	Gas Utilities — 0.1%
5	EQT Corp.	222
	Independent Power Producers & Energy Traders — 0.0% (g)
16	AES Corp. (The) (a)	213
	Multi-Utilities — 0.7%
22	Consolidated Edison, Inc.	879
31	DTE Energy Co.	1,161
		2,040
	Total Utilities	7,355
	Total Short Positions (Proceeds $242,005)	$247,261

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   11

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	E-mini S&P 500	12/18/09	$671	$(16)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of October 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$246,782
Investments in affiliates, at value	35,210
Total investment securities, at value	281,992
Deposits at broker for securities sold short	253,828
Receivables:
Investment securities sold	21,077
Fund shares sold	17,859
Interest and dividends	313
Prepaid expenses and other assets	9
Total Assets	575,078

LIABILITIES:
Payables:
Due to custodian	5,765
Securities sold short, at value	247,261
Dividends for securities sold short	220
Investment securities purchased	17,150
Interest expense for securities sold short	20
Fund shares redeemed	352
Variation margin on futures contracts	16
Accrued liabilities:
Investment advisory fees	179
Administration fees	19
Shareholder servicing fees	36
Distribution fees	37
Custodian and accounting fees	28
Trustees’ and Chief Compliance Officer’s fees	1
Total Liabilities	271,084
Net Assets	$303,994

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   13

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except per share amounts)

Market Neutral Fund
NET ASSETS:
Paid in capital	$297,429
Accumulated undistributed (distributions in excess of) net investment income	(1)
Accumulated net realized gains (losses)	(13,984)
Net unrealized appreciation (depreciation)	20,550
Total Net Assets	$303,994
NET ASSETS:
Class A	$179,117
Class B	3,512
Institutional Class	121,365
Total	$303,994

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,641
Class B	233
Institutional Class	7,737

Net Asset Value:
Class A — Redemption price per share	15.39
Class B — Offering price per share(a)	15.05
Institutional Class — Offering and redemption price per share	15.69
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.24

Cost of investments in non-affiliates	$220,960
Cost of investments in affiliates	35,210
Proceeds from securities sold short	242,005

(a)	Redemption price for Class B Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2
Dividend income from non-affiliates	2,556
Interest income from affiliates	38
Dividend income from affiliates (a)	83
Total investment income	2,679

EXPENSES:
Investment advisory fees	1,618
Administration fees	134
Distribution fees:
Class A	159
Class B	16
Shareholder servicing fees:
Class A	159
Class B	5
Institutional Class	64
Custodian and accounting fees	76
Interest expense on securities sold short	192
Interest expense to affiliates	37
Professional fees	70
Trustees’ and Chief Compliance Officer’s fees	1
Printing and mailing costs	23
Registration and filing fees	70
Transfer agent fees	48
Dividend expense on securities sold short	2,699
Other	11
Total expenses	5,382
Less amounts waived	(828)
Less earnings credits	(1)
Net expenses	4,553
Net investment income (loss)	(1,874)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,328
Futures	(7)
Securities sold short	(16,077)
Net realized gain (loss)	(4,756)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	29,075
Futures	(18)
Securities sold short	(12,559)
Change in net unrealized appreciation (depreciation)	16,498
Net realized/unrealized gains (losses)	11,742
Change in net assets resulting from operations	$9,868

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,874)	$461
Net realized gain (loss)	(4,756)	(3,049)
Change in net unrealized appreciation (depreciation)	16,498	1,545
Change in net assets resulting from operations	9,868	(1,043)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(116)
Return of capital	—	(27)
Class B
From net investment income	—	(5)
Return of capital	—	(1)
Institutional Class
From net investment income	—	(381)
Return of capital	—	(89)
Total distributions to shareholders	—	(619)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	257,981	(4,481)

NET ASSETS:
Change in net assets	267,849	(6,143)
Beginning of period	36,145	42,288
End of period	$303,994	$36,145
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

	Market Neutral Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$196,365	$23,156
Dividends and distributions reinvested	—	79
Cost of shares redeemed	(37,716)	(19,258)
Change in net assets from Class A capital transactions	$158,649	$3,977
Class B
Proceeds from shares issued	$2,868	$600
Dividends and distributions reinvested	—	4
Cost of shares redeemed	(363)	(300)
Change in net assets from Class B capital transactions	$2,505	$304
Institutional Class
Proceeds from shares issued	$143,676	$9,890
Dividends and distributions reinvested	—	470
Cost of shares redeemed	(46,849)	(19,122)
Change in net assets from Institutional Class capital transactions	$96,827	$(8,762)

Total change in net assets from capital transactions	$257,981	$(4,481)

SHARE TRANSACTIONS:
Class A
Issued	12,983	1,644
Reinvested	—	6
Redeemed	(2,500)	(1,362)
Change in Class A Shares	10,483	288
Class B
Issued	197	43
Reinvested	—	— (a)
Redeemed	(25)	(22)
Change in Class B Shares	172	21
Institutional Class
Issued	9,407	678
Reinvested	—	33
Redeemed	(3,025)	(1,340)
Change in Institutional Class Shares	6,382	(629)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Net asset value, end of period
Market Neutral Fund
Class A
Year Ended October 31, 2009	$13.94	$(0.25	)(d)(e)	$1.70 (e)	$1.45	$—	$—	$—	$—	$15.39
Year Ended October 31, 2008	14.49	0.10	(d)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)	13.94
Year Ended October 31, 2007	14.01	0.40	(d)	0.70	1.10	(0.62)	—	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(d)	0.70	1.06	(0.68)	—	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	—	(0.24)	13.63

Class B
Year Ended October 31, 2009	13.71	(0.32	)(d)(e)	1.66 (e)	1.34	—	—	—	—	15.05
Year Ended October 31, 2008	14.27	0.02	(d)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)	13.71
Year Ended October 31, 2007	13.81	0.34	(d)	0.67	1.01	(0.55)	—	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(d)	0.70	0.98	(0.62)	—	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	—	(0.18)	13.45

Institutional Class
Year Ended October 31, 2009	14.14	(0.19	)(d)(e)	1.74 (e)	1.55	—	—	—	—	15.69
Year Ended October 31, 2008	14.67	0.18	(d)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)	14.14
Year Ended October 31, 2007	14.18	0.49	(d)	0.68	1.17	(0.68)	—	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(d)	0.74	1.15	(0.75)	—	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	—	(0.28)	13.78

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense (except interest expense on securities sold short), each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Commencing with period ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.

(d)	Calculated based upon average shares outstanding.

(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.73 and total return would have been 10.89% for Institutional Class Shares. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Institutional Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively for Class A and Class B Shares.

(f)	Includes interest expense (except interest expense on securities sold short) of 0.03%

(g)	Includes interest expense (except interest expense on securities sold short) of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense on securities sold short) (b)		Net expenses (excluding dividend and interest expense on securities sold short) (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense on securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense on securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

10.40%(e)	$179,117	3.75%(f)		1.52%(f)		(1.66	)%(e)	4.33%	2.10%	218%	558%
(2.72)	16,147	3.57	(g)	1.51	(g)	0.73		4.43	2.37	—	517
8.02	12,603	3.67	(g)	1.51	(g)	2.81		4.68	2.52	—	387
8.02	3,630	3.70		1.50		2.62		4.85	2.65	—	476
(2.25)	2,968	3.46		1.50		0.99		4.31	2.35	—	313

9.77 (e)	3,512	4.25	(f)	2.02	(f)	(2.21	)(e)	4.87	2.64	218	558
(3.18)	840	4.07	(g)	2.01	(g)	0.15		4.93	2.87	—	517
7.46	572	4.17	(g)	2.01	(g)	2.41		5.23	3.07	—	387
7.49	368	4.20		2.00		2.04		5.35	3.15	—	476
(2.68)	251	3.96		2.00		0.35		5.16	3.20	—	313

10.96 (e)	121,365	3.25	(f)	1.02	(f)	(1.21	)(e)	3.95	1.72	218	558
(2.20)	19,158	3.07	(g)	1.01	(g)	1.25		4.00	1.94	—	517
8.44	29,113	3.17	(g)	1.01	(g)	3.36		4.32	2.16	—	387
8.60	14,737	3.20		1.00		2.97		4.17	1.97	—	476
(1.75)	95,860	2.96		1.00		1.31		3.72	1.76	—	313

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Market Neutral Fund	Class A, Class B and Institutional Class	Diversified

Class C Shares and Select Class Shares launched on November 2, 2009.

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities#	$281,626	$366	$—	$281,992
Liabilities in Securities Sold Short#†	$(247,261)	$—	$—	$(247,261)
Depreciation in Other Financial Instruments*	$(16)	$—	$—	$(16)

#	Portfolio holdings designated in Level 1 and 2 are disclosed individually in the Schedule of Portfolio Investments. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the Schedule of Portfolio Investments for industry specifics of the portfolio holdings.

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forward foreign currency exchange and swap contracts.

B.  Futures Contracts — The Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s futures activities over the reporting period.

C.  Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities sold from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees are included as interest income or interest expense on securities sold short in the Statement of Operations.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of October 31, 2009, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$9	$1,874	$(1,883)

The reclassification for the Fund relates primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

22   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was approximately $12,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$26	$5

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

For the year ended October 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$730	$34	$64	$828

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short	Purchases of U.S. Government	Sales of U.S. Government
$425,495	$252,366	$406,747	$220,831	$117	$20

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$263,322	$24,336	$5,666	$18,670

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 were as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Return of Capital	Total Distributions Paid
$502	$117	$619

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,041	$—	$2,526

The cumulative timing differences primarily consist of deferred compensation, short sale loss deferral and wash sale loss deferrals.

24   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

During the year ended October 31, 2009, the Fund utilized capital loss carryforwards of approximately $3,483,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2009, the Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 21, 2009

26   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   27

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

28   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$1,040.60	$17.80	3.46%
Hypothetical	1,000.00	1,007.76	17.51	3.46
Class B
Actual	1,000.00	1,037.90	20.85	4.06
Hypothetical	1,000.00	1,004.74	20.52	4.06
Institutional Class
Actual	1,000.00	1,043.20	15.71	3.05
Hypothetical	1,000.00	1,009.83	15.45	3.05

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Market Neutral Fund’s performance was in the second, first and third quintiles for Class A shares and in the second, first and first quintiles for the Institutional Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

32   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and/or reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A and Institutional Class shares were in the first quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   33

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

34   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-SPEC-1009

Annual Report

Highbridge Funds

October 31, 2009

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	23
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	36
Trustees	37
Officers	39
Schedule of Shareholder Expenses	40
Board Approval of Investment Advisory Agreement	41
Tax Letter	44
Privacy Policy	45

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12-month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view — not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$3,420,308
Primary Benchmark	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in diverse market environments from a broadly diversified portfolio of stocks, while neutralizing the general risks associated with stock market investing.* The Fund returned –1.95%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 0.30% return for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Early in the fiscal year, the market was characterized by periods of heightened volatility, a lack of liquidity, indiscriminant selling and extreme risk aversion. This was followed by improving conditions in the financial markets, renewed optimism for the economy and a rally, led by “low quality” names most favorably impacted by the repair and recovery in credit markets. Overall, these shifts in the market and investor sentiment proved to be a challenge for several of the Fund’s investment forecasting themes.

Event forecasts were the largest detractor from performance during the 12-months ended October 31, 2009. This theme is used by Highbridge Capital Management, LLC (“Highbridge”) to identify and incorporate news or other information that may impact stock prices. The model’s analyst-driven forecasts performed poorly, especially during periods when analysts were slow to adjust their forecasts and estimates given the rapidly changing market environment. In addition, event forecasts that were driven by near-term earnings results were not rewarded. Rather, investors appeared to be more focused on the longer term favorable consequences for equities given improving credit conditions and a stabilizing macro-environment.

The next largest detractor from results was the fundamental forecasts theme. In particular, Highbridge seeks to identify companies possessing strong fundamentals, such as those that are profitable or that generate strong free cash flow. However, these types of higher quality companies underperformed their lower-quality counterparts during the 12-month reporting period as risk aversion abated.

On the upside, the relative value forecasts theme enhanced the Fund’s results during the reporting period. With this theme, Highbridge seeks to identify stocks that appear to be mispriced relative to their peers. While the market’s selloff in February 2009 was detrimental to relative value trades, this period of extreme risk aversion soon passed. What followed was increased demand for riskier assets as market sentiment improved. Against this backdrop, the performance of Highbridge’s relative value forecasts was beneficial for overall Fund performance.

Finally, technical forecasts, which seek to provide liquidity to the market, generally contributed to performance. This was especially true early in the fiscal year as these forecasts profited from the market’s urgent demand for liquidity.

Q:	HOW WAS THE FUND MANAGED?

A:	Highbridge manages the Fund using a quantitative investment process. The forecasting component of the process seeks to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selects the Fund’s holdings by balancing expected returns predicted by its forecasting model against common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieves this balancing through the use of proprietary optimization software. The Fund is rebalanced throughout the trading day using a proprietary electronic trading system. The model does not seek to “time” the market or predict which style will outperform. Rather, the Fund maintains a broadly diversified allocation of risk across the four forecast themes.

Throughout the reporting period, the Fund primarily held long positions (buy) and short positions (sell) in mid- to large-cap U.S. equity securities. The Fund’s portfolio structure was designed to generate a low correlation to overall equity market and sector moves.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

TOP TEN LONG POSITIONS OF THE PORTFOLIO*

1.	Estee Lauder Cos., Inc. (The), Class A	0.9%
2.	Oracle Corp.	0.8
3.	Amazon.com, Inc.	0.8
4.	Newmont Mining Corp.	0.8
5.	Lowe’s Cos., Inc.	0.8
6.	Goldman Sachs Group, Inc. (The)	0.8
7.	AT&T, Inc.	0.8
8.	Amgen, Inc.	0.8
9.	Freeport-McMoRan Copper & Gold, Inc.	0.8
10.	UnitedHealth Group, Inc.	0.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*

Information Technology	14.1%
Consumer Discretionary	13.0
Health Care	11.6
Industrials	8.9
Financials	7.4
Materials	6.1
Consumer Staples	5.1
Energy	5.0
Utilities	4.8
Telecommunication Services	1.8
Short-Term Investment	22.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	Intuit, Inc.	1.1%
2.	U.S. Bancorp	1.1
3.	Express Scripts, Inc.	1.0
4.	Exxon Mobil Corp.	1.0
5.	First Solar, Inc.	1.0
6.	Best Buy Co., Inc.	1.0
7.	Target Corp.	1.0
8.	H&R Block, Inc.	1.0
9.	AON Corp.	1.0
10.	Colgate-Palmolive Co.	1.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**

Consumer Discretionary	16.8%
Information Technology	15.9
Industrials	13.3
Health Care	12.2
Financials	9.9
Energy	8.4
Consumer Staples	8.3
Materials	7.5
Utilities	6.3
Telecommunication Services	1.4

*	Percentages indicated are based upon total long investments as of October 31, 2009. The Fund’s composition is subject to change.

**	Percentages indicated are based upon total short investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(2.19)%	2.03%	3.13%
With Sales Charge*		(7.32)	0.21	1.72
CLASS C SHARES	11/30/05
Without CDSC		(2.73)	1.51	2.62
With CDSC**		(3.73)	1.51	2.62
SELECT CLASS SHARES	11/30/05	(1.95)	2.27	3.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 10/31/2009)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 95.1% (j)
	Common Stocks — 73.9%
	Consumer Discretionary — 12.4%
	Auto Components — 0.3%
126	Autoliv, Inc., (Sweden)	4,240
178	Cooper Tire & Rubber Co.	2,710
76	Johnson Controls, Inc.	1,808
22	WABCO Holdings, Inc.	519
		9,277
	Automobiles — 0.1%
568	Ford Motor Co. (a)	3,976
34	Thor Industries, Inc.	901
		4,877
	Distributors — 0.3%
254	Genuine Parts Co.	8,873
	Diversified Consumer Services — 0.9%
148	Apollo Group, Inc., Class A (a)	8,441
109	Brink’s Home Security Holdings, Inc. (a)	3,363
875	Corinthian Colleges, Inc. (a)	13,878
102	Hillenbrand, Inc.	2,044
274	Service Corp. International	1,884
73	Sotheby’s	1,162
		30,772
	Hotels, Restaurants & Leisure — 1.2%
44	Ameristar Casinos, Inc.	651
97	Bally Technologies, Inc. (a)	3,840
—(h)	Bob Evans Farms, Inc.	2
515	Brinker International, Inc.	6,504
396	Cheesecake Factory, Inc. (The) (a)	7,205
1	Chipotle Mexican Grill, Inc., Class B (a)	111
106	Choice Hotels International, Inc.	3,172
—(h)	International Speedway Corp., Class A	2
—(h)	Interval Leisure Group, Inc. (a)	1
1	Jack in the Box, Inc. (a)	21
91	Penn National Gaming, Inc. (a)	2,284
20	Scientific Games Corp., Class A (a)	287
211	Starbucks Corp. (a)	4,009
679	Wendy’s/Arby’s Group, Inc., Class A	2,683
665	Wyndham Worldwide Corp.	11,341
		42,113
	Household Durables — 0.6%
17	Black & Decker Corp.	806
60	Harman International Industries, Inc.	2,271
228	Jarden Corp.	6,253
568	Leggett & Platt, Inc.	10,981
19	Pulte Homes, Inc.	171
—(h)	Ryland Group, Inc.	1
		20,483
	Internet & Catalog Retail — 0.9%
221	Amazon.com, Inc. (a)	26,259
29	Expedia, Inc. (a)	655
10	HSN, Inc. (a)	150
206	Liberty Media Corp. - Interactive, Class A (a)	2,338
—(h)	Ticketmaster Entertainment, Inc. (a)	1
		29,403
	Leisure Equipment & Products — 0.1%
3	Polaris Industries, Inc.	118
103	Pool Corp.	2,020
		2,138
	Media — 2.3%
—(h)	Ascent Media Corp., Class A (a)	1
135	Cablevision Systems Corp., Class A	3,094
829	Comcast Corp., Class A	12,024
797	DIRECTV Group, Inc. (The) (a)	20,967
479	DISH Network Corp., Class A (a)	8,341
35	DreamWorks Animation SKG, Inc., Class A (a)	1,132
97	Gannett Co., Inc.	954
300	Interpublic Group of Cos., Inc. (a)	1,803
209	Liberty Global, Inc., Class A (a)	4,281
8	Liberty Global, Inc., Class C (a)	175
26	Liberty Media Corp. - Capital, Class A (a)	540
362	McGraw-Hill Cos., Inc. (The)	10,408
142	Omnicom Group, Inc.	4,862
—(h)	Sirius XM Radio, Inc. (a)	—	(h)
109	Time Warner Cable, Inc.	4,301
15	Washington Post Co. (The), Class B	6,455
		79,338
	Multiline Retail — 1.4%
11	99 Cents Only Stores (a)	129
11	Big Lots, Inc. (a)	273
58	Dillard’s, Inc., Class A	789
571	Family Dollar Stores, Inc.	16,163
277	Kohl’s Corp. (a)	15,825
488	Nordstrom, Inc.	15,523
		48,702
	Specialty Retail — 3.3%
—(h)	Aaron’s, Inc.	—	(h)
83	Advance Auto Parts, Inc.	3,101
—(h)	American Eagle Outfitters, Inc.	1
57	AnnTaylor Stores Corp. (a)	743

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
111	Barnes & Noble, Inc.	1,844
634	Chico’s FAS, Inc. (a)	7,577
—(h)	Children’s Place Retail Stores, Inc. (The) (a)	1
787	Dick’s Sporting Goods, Inc. (a)	17,853
921	Gap, Inc. (The)	19,660
56	Home Depot, Inc.	1,408
28	J Crew Group, Inc. (a)	1,136
1,306	Lowe’s Cos., Inc.	25,557
61	Men’s Wearhouse, Inc. (The)	1,402
22	Office Depot, Inc. (a)	136
39	OfficeMax, Inc. (a)	445
21	PetSmart, Inc.	488
345	RadioShack Corp.	5,828
260	Rent-A-Center, Inc., Class A (a)	4,778
378	Ross Stores, Inc.	16,649
208	Sally Beauty Holdings, Inc. (a)	1,407
140	Williams-Sonoma, Inc.	2,629
		112,643
	Textiles, Apparel & Luxury Goods — 1.0%
327	Coach, Inc.	10,778
71	Fossil, Inc. (a)	1,901
17	Hanesbrands, Inc. (a)	378
287	Jones Apparel Group, Inc.	5,131
—(h)	Liz Claiborne, Inc.	—	(h)
45	Phillips-Van Heusen Corp.	1,799
92	Polo Ralph Lauren Corp.	6,869
191	Warnaco Group, Inc. (The) (a)	7,758
3	Wolverine World Wide, Inc.	67
		34,681
	Total Consumer Discretionary	423,300
	Consumer Staples — 4.8%
	Beverages — 0.7%
308	Coca-Cola Co. (The)	16,403
285	Coca-Cola Enterprises, Inc.	5,440
153	Constellation Brands, Inc., Class A (a)	2,414
20	Dr. Pepper Snapple Group, Inc. (a)	533
—(h)	Pepsi Bottling Group, Inc.	—	(h)
		24,790
	Food & Staples Retailing — 1.1%
248	Safeway, Inc.	5,534
201	SYSCO Corp.	5,326
87	United Natural Foods, Inc. (a)	2,103
618	Walgreen Co.	23,384
		36,347
	Food Products — 1.7%
141	Campbell Soup Co.	4,478
89	ConAgra Foods, Inc.	1,869
385	Dean Foods Co. (a)	7,023
589	Del Monte Foods Co.	6,363
65	Lancaster Colony Corp.	3,150
214	Ralcorp Holdings, Inc. (a)	11,516
947	Sara Lee Corp.	10,695
26	Smithfield Foods, Inc. (a)	348
1,107	Tyson Foods, Inc., Class A	13,859
		59,301
	Household Products — 0.4%
124	Clorox Co.	7,366
122	Kimberly-Clark Corp.	7,469
		14,835
	Personal Products — 0.8%
—(h)	Alberto-Culver Co.	1
4	Chattem, Inc. (a)	233
660	Estee Lauder Cos., Inc. (The), Class A	28,056
		28,290
	Tobacco — 0.1%
148	Vector Group Ltd.	2,148
	Total Consumer Staples	165,711
	Energy — 4.8%
	Energy Equipment & Services — 1.6%
114	Baker Hughes, Inc.	4,784
105	Cal Dive International, Inc. (a)	804
—(h)	Complete Production Services, Inc. (a)	—	(h)
87	Dresser-Rand Group, Inc. (a)	2,552
166	Exterran Holdings, Inc. (a)	3,386
150	Global Industries Ltd. (a)	1,097
—(h)	Halliburton Co.	2
1,034	Helix Energy Solutions Group, Inc. (a)	14,199
36	Oceaneering International, Inc. (a)	1,821
83	Oil States International, Inc. (a)	2,874
571	Patterson-UTI Energy, Inc.	8,889
—(h)	Pride International, Inc. (a)	1
431	Rowan Cos., Inc.	10,026
—(h)	RPC, Inc.	—	(h)
34	Smith International, Inc.	949
—(h)	Tetra Technologies, Inc. (a)	—	(h)
14	Tidewater, Inc.	598
58	Unit Corp. (a)	2,269
		54,251

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — 3.2%
5	Alpha Natural Resources, Inc. (a)	157
37	Arena Resources, Inc. (a)	1,364
16	ATP Oil & Gas Corp. (a)	278
273	Bill Barrett Corp. (a)	8,461
75	Cabot Oil & Gas Corp.	2,867
19	CNX Gas Corp. (a)	521
89	Denbury Resources, Inc. (a)	1,306
73	Encore Acquisition Co. (a)	2,700
66	EXCO Resources, Inc.	1,036
363	Marathon Oil Corp.	11,600
606	Mariner Energy, Inc. (a)	7,719
228	Newfield Exploration Co. (a)	9,338
127	Patriot Coal Corp. (a)	1,432
7	Penn Virginia Corp.	140
—(h)	Pioneer Natural Resources Co.	18
193	Plains Exploration & Production Co. (a)	5,126
608	Quicksilver Resources, Inc. (a)	7,415
—(h)	SandRidge Energy, Inc. (a)	1
145	Southern Union Co.	2,841
158	St. Mary Land & Exploration Co.	5,381
67	Whiting Petroleum Corp. (a)	3,784
510	Williams Cos., Inc. (The)	9,610
152	World Fuel Services Corp.	7,737
418	XTO Energy, Inc.	17,381
		108,213
	Total Energy	162,464
	Financials — 7.0%
	Capital Markets — 1.8%
—(h)	Allied Capital Corp.	—	(h)
35	BlackRock, Inc.	7,474
946	E*Trade Financial Corp. (a)	1,381
35	Eaton Vance Corp.	1,001
171	Federated Investors, Inc., Class B	4,480
—(h)	GFI Group, Inc.	—	(h)
150	Goldman Sachs Group, Inc. (The)	25,461
10	KBW, Inc. (a)	292
324	Legg Mason, Inc.	9,425
240	SEI Investments Co.	4,199
28	State Street Corp.	1,193
40	T. Rowe Price Group, Inc.	1,930
302	TD AMERITRADE Holding Corp. (a)	5,830
25	Waddell & Reed Financial, Inc., Class A	711
		63,377
	Commercial Banks — 1.9%
—(h)	Ames National Corp.	1
—(h)	BancTrust Financial Group, Inc.	—	(h)
487	BB&T Corp.	11,645
6	BOK Financial Corp.	239
58	CapitalSource, Inc.	205
—(h)	Cathay General Bancorp	—	(h)
588	Fifth Third Bancorp	5,257
79	First Horizon National Corp. (a)	940
—(h)	First Midwest Bancorp, Inc.	—	(h)
—(h)	FNB Corp.	—	(h)
649	Huntington Bancshares, Inc.	2,475
94	International Bancshares Corp.	1,392
1,568	KeyCorp	8,451
1,680	Marshall & Ilsley Corp.	8,936
55	PrivateBancorp, Inc.	499
4,443	Regions Financial Corp.	21,503
93	Trustmark Corp.	1,769
—(h)	United Security Bancshares (a)	—	(h)
13	Westamerica Bancorp	615
128	Zions Bancorp	1,806
		65,733
	Consumer Finance — 0.5%
—(h)	American Express Co.	1
38	Capital One Financial Corp.	1,387
—(h)	Cash America International, Inc.	1
1,160	Discover Financial Services	16,406
		17,795
	Diversified Financial Services — 1.1%
1,679	Bank of America Corp.	24,483
17	IntercontinentalExchange, Inc. (a)	1,669
216	NASDAQ OMX Group, Inc. (The) (a)	3,910
139	NYSE Euronext	3,584
173	PHH Corp. (a)	2,794
		36,440
	Insurance — 1.3%
38	Aflac, Inc.	1,564
2	Allstate Corp. (The)	56
—(h)	Ambac Financial Group, Inc.	—	(h)
6	American Financial Group, Inc.	135
5	Arthur J. Gallagher & Co.	123
37	Assurant, Inc.	1,116
55	Brown & Brown, Inc.	1,011
85	Conseco, Inc. (a)	443
176	Delphi Financial Group, Inc., Class A	3,817
781	Genworth Financial, Inc., Class A (a)	8,290
—(h)	Harleysville Group, Inc.	3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Insurance — Continued
14	Hartford Financial Services Group, Inc.	335
31	HCC Insurance Holdings, Inc.	826
141	Progressive Corp. (The) (a)	2,251
285	Protective Life Corp.	5,481
79	StanCorp Financial Group, Inc.	2,886
—(h)	State Auto Financial Corp.	1
226	Transatlantic Holdings, Inc.	11,418
63	Travelers Cos., Inc. (The)	3,135
56	Unitrin, Inc.	1,090
		43,981
	Real Estate Investment Trusts (REITs) — 0.3%
44	AMB Property Corp.	965
9	AvalonBay Communities, Inc.	601
8	Camden Property Trust	275
9	Corporate Office Properties Trust	283
27	Equity Residential	787
5	Highwoods Properties, Inc.	138
5	Hospitality Properties Trust	97
262	Host Hotels & Resorts, Inc.	2,644
43	Mack-Cali Realty Corp.	1,346
66	Omega Healthcare Investors, Inc.	1,005
41	Potlatch Corp.	1,145
6	Public Storage	454
38	Rayonier, Inc.	1,467
—(h)	Vornado Realty Trust	6
		11,213
	Real Estate Management & Development — 0.0% (g)
20	Forest City Enterprises, Inc., Class A	171
	Thrifts & Mortgage Finance — 0.1%
3	Capitol Federal Financial	81
—(h)	Downey Financial Corp. (a)	—	(h)
47	MGIC Investment Corp. (a)	202
16	New York Community Bancorp, Inc.	167
23	NewAlliance Bancshares, Inc.	257
18	Northwest Bancorp, Inc.	392
94	Ocwen Financial Corp. (a)	1,027
—(h)	Tree.com, Inc. (a)	1
		2,127
	Total Financials	240,837
	Health Care — 11.0%
	Biotechnology — 2.7%
41	Alexion Pharmaceuticals, Inc. (a)	1,838
470	Amgen, Inc. (a)	25,246
102	BioMarin Pharmaceutical, Inc. (a)	1,584
314	Celgene Corp. (a)	16,037
—(h)	Celldex Therapeutics, Inc. (a)	—	(h)
36	Cephalon, Inc. (a)	1,967
478	Cubist Pharmaceuticals, Inc. (a)	8,106
—(h)	Facet Biotech Corp. (a)	1
158	Gilead Sciences, Inc. (a)	6,735
—(h)	Martek Biosciences Corp. (a)	1
811	Myriad Genetics, Inc. (a)	19,683
36	Onyx Pharmaceuticals, Inc. (a)	950
128	OSI Pharmaceuticals, Inc. (a)	4,131
34	PDL BioPharma, Inc.	286
111	United Therapeutics Corp. (a)	4,726
		91,291
	Health Care Equipment & Supplies — 2.8%
340	American Medical Systems Holdings, Inc. (a)	5,249
182	Baxter International, Inc.	9,864
81	Beckman Coulter, Inc.	5,181
337	Becton, Dickinson & Co.	23,046
16	C.R. Bard, Inc.	1,229
—(h)	CareFusion Corp. (a)	2
174	Cooper Cos., Inc. (The)	4,876
170	ev3, Inc. (a)	1,997
28	Haemonetics Corp. (a)	1,460
118	Hill-Rom Holdings, Inc.	2,308
385	Hologic, Inc. (a)	5,697
6	Hospira, Inc. (a)	265
46	Immucor, Inc. (a)	823
8	Integra LifeSciences Holdings Corp. (a)	231
89	Inverness Medical Innovations, Inc. (a)	3,388
213	Kinetic Concepts, Inc. (a)	7,077
389	Medtronic, Inc.	13,879
19	ResMed, Inc. (a)	947
105	Sirona Dental Systems, Inc. (a)	2,835
44	Stryker Corp.	2,003
48	Varian Medical Systems, Inc. (a)	1,976
		94,333
	Health Care Providers & Services — 3.7%
265	Amedisys, Inc. (a)	10,532
845	AmerisourceBergen Corp.	18,721
296	Cardinal Health, Inc.	8,377
93	Community Health Systems, Inc. (a)	2,921
333	Coventry Health Care, Inc. (a)	6,600
111	Health Management Associates, Inc., Class A (a)	677
—(h)	Healthspring, Inc. (a)	—	(h)
289	McKesson Corp.	16,978

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Providers & Services — Continued
258	Medco Health Solutions, Inc. (a)	14,481
266	Omnicare, Inc.	5,775
59	PSS World Medical, Inc. (a)	1,197
668	Tenet Healthcare Corp. (a)	3,421
951	UnitedHealth Group, Inc.	24,678
29	Universal Health Services, Inc., Class B	1,594
245	WellPoint, Inc. (a)	11,455
		127,407
	Health Care Technology — 0.0% (g)
50	Eclipsys Corp. (a)	939
	Life Sciences Tools & Services — 0.4%
2	Bio-Rad Laboratories, Inc., Class A (a)	138
106	Bruker Corp. (a)	1,148
49	Life Technologies Corp. (a)	2,334
71	Millipore Corp. (a)	4,744
8	Pharmaceutical Product Development, Inc.	167
56	Techne Corp.	3,489
		12,020
	Pharmaceuticals — 1.4%
54	Allergan, Inc.	3,043
43	Bristol-Myers Squibb Co.	946
189	Eli Lilly & Co.	6,418
636	Endo Pharmaceuticals Holdings, Inc. (a)	14,247
551	Forest Laboratories, Inc. (a)	15,234
22	King Pharmaceuticals, Inc. (a)	225
303	Mylan, Inc. (a)	4,919
122	Perrigo Co.	4,553
—(h)	Schering-Plough Corp.	1
—(h)	ViroPharma, Inc. (a)	—	(h)
—(h)	Watson Pharmaceuticals, Inc. (a)	3
		49,589
	Total Health Care	375,579
	Industrials — 8.4%
	Aerospace & Defense — 2.1%
85	Cubic Corp.	2,958
2	Curtiss-Wright Corp.	57
96	DynCorp International, Inc., Class A (a)	1,639
9	Esterline Technologies Corp. (a)	359
120	General Dynamics Corp.	7,494
—(h)	Hexcel Corp. (a)	—	(h)
325	Honeywell International, Inc.	11,662
67	ITT Corp.	3,390
96	L-3 Communications Holdings, Inc.	6,919
227	Lockheed Martin Corp.	15,594
195	Northrop Grumman Corp.	9,773
59	Orbital Sciences Corp. (a)	764
216	Raytheon Co.	9,785
3	Teledyne Technologies, Inc. (a)	93
		70,487
	Air Freight & Logistics — 0.1%
125	Expeditors International of Washington, Inc.	4,018
	Airlines — 0.0% (g)
—(h)	Alaska Air Group, Inc. (a)	1
—(h)	Allegiant Travel Co. (a)	1
2	JetBlue Airways Corp. (a)	12
—(h)	SkyWest, Inc.	1
		15
	Building Products — 0.0% (g)
—(h)	Armstrong World Industries, Inc. (a)	2
7	Lennox International, Inc.	223
		225
	Commercial Services & Supplies — 0.6%
—(h)	ABM Industries, Inc.	2
55	Brink’s Co. (The)	1,309
99	Cintas Corp.	2,729
32	HNI Corp.	830
538	R.R. Donnelley & Sons Co.	10,813
162	Tetra Tech, Inc. (a)	4,175
1	United Stationers, Inc. (a)	49
13	Waste Connections, Inc. (a)	417
1	Waste Management, Inc.	40
		20,364
	Construction & Engineering — 1.9%
97	Aecom Technology Corp. (a)	2,437
284	EMCOR Group, Inc. (a)	6,708
357	Fluor Corp.	15,854
407	Jacobs Engineering Group, Inc. (a)	17,199
49	KBR, Inc.	998
560	Shaw Group, Inc. (The) (a)	14,379
177	URS Corp. (a)	6,863
		64,438
	Electrical Equipment — 0.9%
94	A.O. Smith Corp.	3,736
64	Baldor Electric Co.	1,661
62	Belden, Inc.	1,424
49	Brady Corp., Class A	1,320
—(h)	Energy Conversion Devices, Inc. (a)	1
234	EnerSys (a)	5,170

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electrical Equipment — Continued
152	General Cable Corp. (a)	4,737
361	GrafTech International Ltd. (a)	4,870
88	Hubbell, Inc., Class B	3,728
33	Regal-Beloit Corp.	1,547
109	Thomas & Betts Corp. (a)	3,739
		31,933
	Industrial Conglomerates — 0.2%
7	3M Co.	514
188	Carlisle Cos., Inc.	5,846
—(h)	General Electric Co.	—	(h)
		6,360
	Machinery — 1.7%
139	Briggs & Stratton Corp.	2,594
39	Danaher Corp.	2,672
132	Donaldson Co., Inc.	4,715
—(h)	Eaton Corp.	2
175	Harsco Corp.	5,510
45	Joy Global, Inc.	2,282
13	Lincoln Electric Holdings, Inc.	614
243	Navistar International Corp. (a)	8,065
372	Oshkosh Corp.	11,635
1	PACCAR, Inc.	34
190	Pall Corp.	6,039
—(h)	Robbins & Myers, Inc.	1
136	Snap-On, Inc.	4,952
225	Timken Co.	4,959
19	Toro Co.	703
201	Trinity Industries, Inc.	3,390
—(h)	Valmont Industries, Inc.	2
		58,169
	Marine — 0.0% (g)
—(h)	Kirby Corp. (a)	—	(h)
	Professional Services — 0.4%
126	Equifax, Inc.	3,457
15	FTI Consulting, Inc. (a)	597
5	IHS, Inc., Class A (a)	276
221	Watson Wyatt Worldwide, Inc., Class A	9,620
		13,950
	Road & Rail — 0.2%
—(h)	Burlington Northern Santa Fe Corp.	24
12	Con-way, Inc.	383
139	Ryder System, Inc.	5,619
35	Union Pacific Corp.	1,941
27	Werner Enterprises, Inc.	502
		8,469
	Trading Companies & Distributors — 0.3%
—(h)	Fastenal Co.	—	(h)
62	MSC Industrial Direct Co., Class A	2,683
—(h)	United Rentals, Inc. (a)	—	(h)
48	W.W. Grainger, Inc.	4,473
131	WESCO International, Inc. (a)	3,338
		10,494
	Total Industrials	288,922
	Information Technology — 13.4%
	Communications Equipment — 1.6%
395	3Com Corp. (a)	2,032
1,251	Arris Group, Inc. (a)	12,832
187	Cisco Systems, Inc. (a)	4,263
591	CommScope, Inc. (a)	15,965
39	F5 Networks, Inc. (a)	1,738
111	Harris Corp.	4,646
97	Harris Stratex Networks, Inc., Class A (a)	609
1	InterDigital, Inc. (a)	22
1,552	JDS Uniphase Corp. (a)	8,675
—(h)	Palm, Inc. (a)	1
224	Plantronics, Inc.	5,390
2	Riverbed Technology, Inc. (a)	32
		56,205
	Computers & Peripherals — 1.8%
745	Dell, Inc. (a)	10,790
1	Diebold, Inc.	23
289	Hewlett-Packard Co.	13,705
37	International Business Machines Corp.	4,450
111	STEC, Inc. (a)	2,368
—(h)	Sun Microsystems, Inc. (a)	—	(h)
—(h)	Synaptics, Inc. (a)	—	(h)
252	Teradata Corp. (a)	7,029
729	Western Digital Corp. (a)	24,554
		62,919
	Electronic Equipment, Instruments & Components — 1.1%
166	Avnet, Inc. (a)	4,115
17	AVX Corp.	198
27	Dolby Laboratories, Inc., Class A (a)	1,118
338	Ingram Micro, Inc., Class A (a)	5,969
436	Jabil Circuit, Inc.	5,828
149	Molex, Inc.	2,786

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electronic Equipment, Instruments & Components — Continued
362	Tech Data Corp. (a)	13,921
517	Vishay Intertechnology, Inc. (a)	3,219
		37,154
	Internet Software & Services — 0.9%
149	Akamai Technologies, Inc. (a)	3,286
1	GSI Commerce, Inc. (a)	25
74	Sohu.com, Inc., (China) (a)	4,118
232	ValueClick, Inc. (a)	2,279
826	VeriSign, Inc. (a)	18,845
108	Yahoo!, Inc. (a)	1,714
		30,267
	IT Services — 1.4%
—(h)	Affiliated Computer Services, Inc., Class A (a)	2
258	Broadridge Financial Solutions, Inc.	5,372
12	CACI International, Inc., Class A (a)	585
403	Convergys Corp. (a)	4,374
120	DST Systems, Inc. (a)	4,988
20	Fidelity National Information Services, Inc.	444
3	Fiserv, Inc. (a)	118
181	Global Payments, Inc.	8,928
35	Hewitt Associates, Inc., Class A (a)	1,243
59	Lender Processing Services, Inc.	2,355
152	ManTech International Corp., Class A (a)	6,651
3	MasterCard, Inc., Class A	698
128	NeuStar, Inc., Class A (a)	2,956
131	SAIC, Inc. (a)	2,322
119	TeleTech Holdings, Inc. (a)	2,136
13	Total System Services, Inc.	214
231	VeriFone Holdings, Inc. (a)	3,072
		46,458
	Office Electronics — 0.5%
2,190	Xerox Corp.	16,468
	Semiconductors & Semiconductor Equipment — 3.0%
658	Amkor Technology, Inc. (a)	3,628
585	Atheros Communications, Inc. (a)	14,402
416	Cypress Semiconductor Corp. (a)	3,503
749	Fairchild Semiconductor International, Inc. (a)	5,601
380	Integrated Device Technology, Inc. (a)	2,237
542	LSI Corp. (a)	2,775
573	Maxim Integrated Products, Inc.	9,557
1,767	Micron Technology, Inc. (a)	12,000
117	Microsemi Corp. (a)	1,563
480	ON Semiconductor Corp. (a)	3,209
52	PMC-Sierra, Inc. (a)	441
2,672	RF Micro Devices, Inc. (a)	10,634
59	Semtech Corp. (a)	915
6	Silicon Laboratories, Inc. (a)	234
659	Skyworks Solutions, Inc. (a)	6,872
878	Teradyne, Inc. (a)	7,346
161	Texas Instruments, Inc.	3,772
617	Xilinx, Inc.	13,427
		102,116
	Software — 3.1%
8	Adobe Systems, Inc. (a)	270
9	Ariba, Inc. (a)	111
10	Aspen Technology, Inc. (a)	104
29	Blackbaud, Inc.	641
19	BMC Software, Inc. (a)	703
928	Compuware Corp. (a)	6,551
23	FactSet Research Systems, Inc.	1,443
102	Fair Isaac Corp.	2,068
129	Jack Henry & Associates, Inc.	2,973
198	MICROS Systems, Inc. (a)	5,330
838	Microsoft Corp.	23,248
16	Net 1 UEPS Technologies, Inc., (South Africa) (a)	282
106	Novell, Inc. (a)	435
1,254	Oracle Corp.	26,456
245	Quest Software, Inc. (a)	4,100
29	Red Hat, Inc. (a)	758
39	Sybase, Inc. (a)	1,534
416	Symantec Corp. (a)	7,305
342	Synopsys, Inc. (a)	7,514
358	VMware, Inc., Class A (a)	13,747
		105,573
	Total Information Technology	457,160
	Materials — 5.8%
	Chemicals — 2.1%
—(h)	Air Products & Chemicals, Inc.	37
269	Ashland, Inc.	9,308
29	Cabot Corp.	636
116	Cytec Industries, Inc.	3,834
3	Dow Chemical Co. (The)	70
175	Eastman Chemical Co.	9,176
9	H.B. Fuller Co.	172
2,332	Huntsman Corp.	18,541
187	Lubrizol Corp.	12,471
42	NewMarket Corp.	3,903

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Chemicals — Continued
50	Olin Corp.	761
7	OM Group, Inc. (a)	183
67	RPM International, Inc.	1,175
177	Scotts Miracle-Gro Co. (The), Class A	7,181
327	Solutia, Inc. (a)	3,592
53	Valspar Corp.	1,355
53	W.R. Grace & Co. (a)	1,169
		73,564
	Containers & Packaging — 0.2%
58	Ball Corp.	2,875
5	Bemis Co., Inc.	127
7	Greif, Inc., Class A	350
80	Pactiv Corp. (a)	1,848
76	Temple-Inland, Inc.	1,171
		6,371
	Metals & Mining — 2.9%
—(h)	Century Aluminum Co. (a)	1
812	Commercial Metals Co.	12,055
337	Freeport-McMoRan Copper & Gold, Inc. (a)	24,689
596	Newmont Mining Corp.	25,888
216	Reliance Steel & Aluminum Co.	7,874
3	Royal Gold, Inc.	154
220	Schnitzer Steel Industries, Inc., Class A	9,500
151	Steel Dynamics, Inc.	2,022
92	Titanium Metals Corp.	788
216	Walter Energy, Inc.	12,656
317	Worthington Industries, Inc.	3,499
		99,126
	Paper & Forest Products — 0.6%
—(h)	Clearwater Paper Corp. (a)	4
171	Domtar Corp., (Canada) (a)	7,155
532	International Paper Co.	11,865
		19,024
	Total Materials	198,085
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.5%
987	AT&T, Inc.	25,333
—(h)	CenturyTel, Inc.	1
—(h)	NTELOS Holdings Corp.	1
834	Qwest Communications International, Inc.	2,994
28	tw telecom, inc. (a)	350
810	Verizon Communications, Inc.	23,961
		52,640
	Wireless Telecommunication Services — 0.2%
881	MetroPCS Communications, Inc. (a)	5,491
—(h)	NII Holdings, Inc. (a)	11
8	Syniverse Holdings, Inc. (a)	143
32	U.S. Cellular Corp. (a)	1,162
		6,807
	Total Telecommunication Services	59,447
	Utilities — 4.6%
	Electric Utilities — 1.5%
171	Allegheny Energy, Inc.	3,905
341	American Electric Power Co., Inc.	10,295
102	DPL, Inc.	2,586
18	Entergy Corp.	1,370
246	Exelon Corp.	11,563
99	FirstEnergy Corp.	4,274
54	FPL Group, Inc.	2,673
37	Hawaiian Electric Industries, Inc.	660
—(h)	Idacorp, Inc.	1
3	ITC Holdings Corp.	155
237	Northeast Utilities	5,472
130	NV Energy, Inc.	1,490
21	Pinnacle West Capital Corp.	647
15	Portland General Electric Co.	283
106	Progress Energy, Inc.	3,963
58	UniSource Energy Corp.	1,671
		51,008
	Gas Utilities — 0.7%
31	Atmos Energy Corp.	875
10	Energen Corp.	453
112	Nicor, Inc.	4,163
15	Oneok, Inc.	526
269	Questar Corp.	10,729
85	Southwest Gas Corp.	2,129
137	UGI Corp.	3,260
77	WGL Holdings, Inc.	2,544
		24,679
	Independent Power Producers & Energy Traders — 0.8%
528	AES Corp. (The) (a)	6,905
678	Constellation Energy Group, Inc.	20,969
—(h)	Mirant Corp. (a)	—	(h)
26	NRG Energy, Inc. (a)	591
		28,465
	Multi-Utilities — 1.6%
106	Alliant Energy Corp.	2,804
71	Ameren Corp.	1,735

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
45	Avista Corp.	854
56	Black Hills Corp.	1,355
790	CenterPoint Energy, Inc.	9,951
918	CMS Energy Corp.	12,207
301	DTE Energy Co.	11,114
238	Integrys Energy Group, Inc.	8,237
5	NSTAR	151
84	PG&E Corp.	3,444
86	TECO Energy, Inc.	1,234
4	Vectren Corp.	89
		53,175
	Total Utilities	157,327
	Total Common Stocks (Cost $2,462,507)	2,528,832
Short-Term Investment — 21.2%
	Investment Company — 21.2%
723,164	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $723,164)	723,164
	Total Investments — 95.1% (Cost $3,185,671)	3,251,996
	Other Assets in Excess of Liabilities — 4.9%	168,312
	NET ASSETS — 100.0%	$3,420,308
Short Positions — 71.5%
	Common Stocks — 71.5%
	Consumer Discretionary — 12.0%
	Auto Components — 0.7%
529	BorgWarner, Inc.	16,054
41	Federal Mogul Corp. (a)	458
86	Gentex Corp.	1,374
170	Goodyear Tire & Rubber Co. (The) (a)	2,189
170	TRW Automotive Holdings Corp. (a)	2,657
		22,732
	Distributors — 0.1%
140	LKQ Corp. (a)	2,413

	Diversified Consumer Services — 1.4%
17	Capella Education Co. (a)	1,139
337	Career Education Corp. (a)	7,026
174	DeVry, Inc.	9,642
1,379	H&R Block, Inc.	25,300
—(h)	ITT Educational Services, Inc. (a)	6
6	Matthews International Corp., Class A	203
17	Strayer Education, Inc.	3,413
—(h)	Weight Watchers International, Inc.	1
		46,730
	Hotels, Restaurants & Leisure — 2.2%
207	Boyd Gaming Corp. (a)	1,524
30	Burger King Holdings, Inc.	511
64	Darden Restaurants, Inc.	1,940
14	Gaylord Entertainment Co. (a)	211
—(h)	International Game Technology	—	(h)
773	Las Vegas Sands Corp. (a)	11,662
13	Life Time Fitness, Inc. (a)	277
—(h)	Marriott International, Inc., Class A	2
95	McDonald’s Corp.	5,551
—(h)	MGM Mirage (a)	1
42	Panera Bread Co., Class A (a)	2,497
427	Starwood Hotels & Resorts Worldwide, Inc.	12,416
89	Tim Hortons, Inc., (Canada)	2,543
314	Vail Resorts, Inc. (a)	10,823
249	WMS Industries, Inc. (a)	9,971
524	Yum! Brands, Inc.	17,280
		77,209
	Household Durables — 0.6%
1	D.R. Horton, Inc.	15
5	Fortune Brands, Inc.	199
66	KB Home	935
154	Lennar Corp., Class A	1,944
64	MDC Holdings, Inc.	2,074
21	Mohawk Industries, Inc. (a)	879
131	Newell Rubbermaid, Inc.	1,907
—(h)	NVR, Inc. (a)	46
427	Pulte Homes, Inc.	3,844
9	Tempur-Pedic International, Inc. (a)	179
51	Toll Brothers, Inc. (a)	883
29	Tupperware Brands Corp.	1,293
100	Whirlpool Corp.	7,192
		21,390
	Internet & Catalog Retail — 0.2%
3	Netflix, Inc. (a)	164
38	priceline.com, Inc. (a)	6,053
		6,217
	Leisure Equipment & Products — 1.0%
1	Brunswick Corp.	12
1,580	Eastman Kodak Co. (a)	5,924
409	Hasbro, Inc.	11,166

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Leisure Equipment & Products — Continued
991	Mattel, Inc.	18,759
		35,861
	Media — 1.5%
460	CBS Corp., Class B	5,411
55	Cinemark Holdings, Inc.	635
8	CTC Media, Inc., (Russia) (a)	133
—(h)	Discovery Communications, Inc., Class A (a)	1
1	Discovery Communications, Inc., Class C (a)	15
21	Interactive Data Corp.	544
31	John Wiley & Sons, Inc., Class A	1,081
163	Liberty Media Corp. - Entertainment, Class A (a)	5,033
—(h)	Marvel Entertainment, Inc. (a)	1
25	Meredith Corp.	672
34	Morningstar, Inc. (a)	1,736
767	New York Times Co. (The), Class A	6,114
86	News Corp., Class B	1,164
125	Scripps Networks Interactive, Inc., Class A	4,731
249	Time Warner, Inc.	7,514
662	Viacom, Inc., Class B (a)	18,271
—(h)	Virgin Media, Inc.	—	(h)
16	Warner Music Group Corp. (a)	91
		53,147
	Multiline Retail — 0.9%
35	Dollar Tree, Inc. (a)	1,575
2	J.C. Penney Co., Inc.	70
5	Macy’s, Inc.	88
657	Saks, Inc. (a)	3,686
—(h)	Sears Holdings Corp. (a)	2
523	Target Corp.	25,351
		30,772
	Specialty Retail — 2.6%
369	Aeropostale, Inc. (a)	13,849
—(h)	AutoNation, Inc. (a)	—	(h)
11	Bed Bath & Beyond, Inc. (a)	377
665	Best Buy Co., Inc.	25,388
73	Cabela’s, Inc. (a)	918
64	CarMax, Inc. (a)	1,255
83	Collective Brands, Inc. (a)	1,537
2	Dress Barn, Inc. (a)	28
22	Foot Locker, Inc.	228
719	GameStop Corp., Class A (a)	17,470
176	Guess?, Inc.	6,444
205	Limited Brands, Inc.	3,609
174	O’Reilly Automotive, Inc. (a)	6,469
212	Penske Auto Group, Inc.	3,327
39	Staples, Inc.	837
75	Tiffany & Co.	2,937
64	TJX Cos., Inc.	2,401
29	Tractor Supply Co. (a)	1,311
3	Ulta Salon Cosmetics & Fragrance, Inc. (a)	47
—(h)	Urban Outfitters, Inc. (a)	14
		88,446
	Textiles, Apparel & Luxury Goods — 0.8%
115	Carter’s, Inc. (a)	2,702
62	Columbia Sportswear Co.	2,345
120	Deckers Outdoor Corp. (a)	10,741
177	Iconix Brand Group, Inc. (a)	2,069
—(h)	Nike, Inc., Class B	19
—(h)	Under Armour, Inc., Class A (a)	8
116	V.F. Corp.	8,230
		26,114
	Total Consumer Discretionary	411,031
	Consumer Staples — 5.9%
	Beverages — 0.4%
14	Brown-Forman Corp., Class B	687
111	Central European Distribution Corp. (a)	3,461
207	Hansen Natural Corp. (a)	7,478
16	PepsiCo, Inc.	962
		12,588
	Food & Staples Retailing — 0.3%
120	BJ’s Wholesale Club, Inc. (a)	4,191
72	CVS/Caremark Corp.	2,554
—(h)	Great Atlantic & Pacific Tea Co. (a)	1
1	Kroger Co. (The)	14
129	Ruddick Corp.	3,457
75	SUPERVALU, Inc.	1,184
—(h)	Weis Markets, Inc.	3
10	Whole Foods Market, Inc. (a)	316
		11,720
	Food Products — 2.1%
169	Archer-Daniels-Midland Co.	5,080
—(h)	Corn Products International, Inc.	—	(h)
93	Flowers Foods, Inc.	2,180
151	General Mills, Inc.	9,971
162	Green Mountain Coffee Roasters, Inc. (a)	10,804
127	H.J. Heinz Co.	5,097
33	Hershey Co. (The)	1,230
7	Hormel Foods Corp.	261
443	JM Smucker Co. (The)	23,364

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food Products — Continued
—(h)	Kellogg Co.	4
347	Kraft Foods, Inc., Class A	9,556
40	McCormick & Co., Inc. (Non-Voting)	1,393
52	TreeHouse Foods, Inc. (a)	1,957
		70,897
	Household Products — 0.9%
57	Church & Dwight Co., Inc.	3,254
319	Colgate-Palmolive Co.	25,065
54	Energizer Holdings, Inc. (a)	3,300
		31,619
	Personal Products — 0.9%
745	Avon Products, Inc.	23,864
15	Bare Escentuals, Inc.(a)	187
221	NBTY, Inc. (a)	8,053
		32,104
	Tobacco — 1.3%
1,206	Altria Group, Inc.	21,840
240	Lorillard, Inc.	18,632
40	Philip Morris International, Inc.	1,885
21	Reynolds American, Inc.	1,017
—(h)	Universal Corp.	—	(h)
		43,374
	Total Consumer Staples	202,302
	Energy — 6.0%
	Energy Equipment & Services — 1.7%
103	Atwood Oceanics, Inc. (a)	3,646
—(h)	BJ Services Co.	2
—(h)	Bristow Group, Inc. (a)	3
—(h)	Cameron International Corp. (a)	1
21	CARBO Ceramics, Inc.	1,242
107	Diamond Offshore Drilling, Inc.	10,206
264	Dril-Quip, Inc. (a)	12,844
42	ENSCO International, Inc.	1,924
414	FMC Technologies, Inc. (a)	21,782
—(h)	Helmerich & Payne, Inc.	2
—(h)	Hercules Offshore, Inc. (a)	—	(h)
—(h)	ION Geophysical Corp. (a)	—	(h)
108	Key Energy Services, Inc. (a)	789
25	National Oilwell Varco, Inc. (a)	1,014
—(h)	Seahawk Drilling, Inc. (a)	2
207	Superior Energy Services, Inc. (a)	4,468
		57,925
	Oil, Gas & Consumable Fuels — 4.3%
97	Alpha Natural Resources, Inc. (a)	3,287
27	Anadarko Petroleum Corp.	1,666
15	Apache Corp.	1,438
414	Arch Coal, Inc.	8,964
11	Atlas Energy, Inc.	300
—(h)	BPZ Resources, Inc. (a)	—	(h)
299	Brigham Exploration Co. (a)	2,838
—(h)	Carrizo Oil & Gas, Inc. (a)	—	(h)
—(h)	Chesapeake Energy Corp.	1
1	Chevron Corp.	77
18	Cimarex Energy Co.	714
25	Comstock Resources, Inc. (a)	1,034
15	Concho Resources, Inc. (a)	563
232	Consol Energy, Inc.	9,946
82	Continental Resources, Inc. (a)	3,036
—(h)	Delta Petroleum Corp. (a)	—	(h)
240	Devon Energy Corp.	15,533
192	El Paso Corp.	1,884
232	EOG Resources, Inc.	18,913
358	Exxon Mobil Corp.	25,641
8	Forest Oil Corp. (a)	165
690	Frontier Oil Corp.	9,566
98	Goodrich Petroleum Corp. (a)	2,508
75	Gran Tierra Energy, Inc., (Canada) (a)	357
—(h)	Hess Corp.	1
—(h)	Holly Corp.	1
96	Massey Energy Co.	2,801
96	Murphy Oil Corp.	5,845
—(h)	Noble Energy, Inc.	6
—(h)	Occidental Petroleum Corp.	4
60	Overseas Shipholding Group, Inc.	2,337
292	PetroHawk Energy Corp. (a)	6,873
—(h)	Range Resources Corp.	2
—(h)	Rosetta Resources, Inc. (a)	1
127	Southwestern Energy Co. (a)	5,517
421	Sunoco, Inc.	12,953
183	Tesoro Corp.	2,586
23	W&T Offshore, Inc.	263
		147,621
	Total Energy	205,546

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Financials — 7.1%
	Capital Markets — 1.2%
—(h)	American Capital Ltd.(a)	—	(h)
94	Bank of New York Mellon Corp. (The)	2,518
347	Charles Schwab Corp. (The)	6,015
29	Cohen & Steers, Inc.	560
73	Franklin Resources, Inc.	7,586
333	GLG Partners, Inc. (a)	872
19	Greenhill & Co., Inc.	1,617
—(h)	Investment Technology Group, Inc. (a)	—	(h)
109	Janus Capital Group, Inc.	1,424
56	Jefferies Group, Inc. (a)	1,461
160	Morgan Stanley	5,146
33	Northern Trust Corp.	1,648
38	optionsXpress Holdings, Inc.	599
43	Piper Jaffray Cos. (a)	1,978
—(h)	Raymond James Financial, Inc.	—	(h)
—(h)	RiskMetrics Group, Inc. (a)	1
150	Stifel Financial Corp. (a)	7,798
		39,223
	Commercial Banks — 1.6%
259	Associated Banc-Corp.	3,319
18	BancorpSouth, Inc.	400
95	Bank of Hawaii Corp.	4,217
75	City National Corp.	2,823
24	Comerica, Inc.	657
28	Commerce Bancshares, Inc.	1,084
—(h)	East West Bancorp, Inc.	—	(h)
—(h)	First Bancorp	—	(h)
—(h)	First Commonwealth Financial Corp.	—	(h)
1	First Financial Bankshares, Inc.	34
129	FirstMerit Corp.	2,436
120	Fulton Financial Corp.	995
—(h)	Glacier Bancorp, Inc.	1
21	Hancock Holding Co.	772
10	Iberiabank Corp.	430
15	Investors Bancorp, Inc. (a)	158
—(h)	M&T Bank Corp.	3
42	MB Financial, Inc.	748
—(h)	National Penn Bancshares, Inc.	—	(h)
—(h)	Old National Bancorp	—	(h)
—(h)	PNC Financial Services Group, Inc.	4
—(h)	Popular, Inc.	—	(h)
16	Prosperity Bancshares, Inc.	559
6	Signature Bank (a)	199
41	SunTrust Banks, Inc.	776
—(h)	Susquehanna Bancshares, Inc.	1
39	SVB Financial Group (a)	1,604
—(h)	Synovus Financial Corp.	—	(h)
326	TCF Financial Corp.	3,859
1,128	U.S. Bancorp	26,195
5	UMB Financial Corp.	191
—(h)	United Bankshares, Inc.	—	(h)
254	Valley National Bancorp	3,372
—(h)	Webster Financial Corp.	1
—(h)	Whitney Holding Corp.	—	(h)
97	Wilmington Trust Corp.	1,167
		56,005
	Consumer Finance — 0.0% (g)
22	AmeriCredit Corp. (a)	392
1	Credit Acceptance Corp. (a)	26
—(h)	First Marblehead Corp. (The) (a)	—	(h)
—(h)	Student Loan Corp. (The)	1
		419
	Diversified Financial Services — 0.3%
486	Citigroup, Inc.	1,986
71	Leucadia National Corp. (a)	1,584
259	Moody’s Corp.	6,137
43	MSCI, Inc., Class A (a)	1,315
		11,022
	Insurance — 2.1%
—(h)	Alleghany Corp. (a)	87
—(h)	American National Insurance Co.	3
656	AON Corp.	25,260
33	Chubb Corp.	1,582
144	Cincinnati Financial Corp.	3,661
103	CNA Financial Corp. (a)	2,253
2	Erie Indemnity Co., Class A	61
1	First American Corp.	22
4	Hanover Insurance Group, Inc. (The)	182
7	Lincoln National Corp.	165
157	Loews Corp.	5,199
8	Markel Corp. (a)	2,675
—(h)	Marsh & McLennan Cos., Inc.	1
—(h)	MBIA, Inc. (a)	—	(h)
4	Mercury General Corp.	147
180	Old Republic International Corp.	1,926
58	Principal Financial Group, Inc.	1,457
10	ProAssurance Corp. (a)	514
248	Prudential Financial, Inc.	11,218
61	Reinsurance Group of America, Inc.	2,801

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Insurance — Continued
1	RLI Corp.	27
—(h)	Torchmark Corp.	19
9	Unum Group	176
164	W.R. Berkley Corp.	4,053
—(h)	Wesco Financial Corp.	25
241	Zenith National Insurance Corp.	6,879
		70,393
	Real Estate Investment Trusts (REITs) — 1.1%
20	Alexandria Real Estate Equities, Inc.	1,094
257	Apartment Investment & Management Co., Class A	3,173
8	Boston Properties, Inc.	502
18	BRE Properties, Inc.	500
18	Developers Diversified Realty Corp.	158
14	Duke Realty Corp.	161
—(h)	Equity One, Inc.	—	(h)
—(h)	Federal Realty Investment Trust	—	(h)
128	General Growth Properties, Inc. (a)	523
133	HCP, Inc.	3,931
34	Health Care REIT, Inc.	1,505
58	Kimco Realty Corp.	735
33	Nationwide Health Properties, Inc.	1,067
16	Plum Creek Timber Co., Inc.	486
780	ProLogis	8,833
88	Regency Centers Corp.	2,961
4	Simon Property Group, Inc.	280
175	SL Green Realty Corp.	6,787
40	Ventas, Inc.	1,588
31	Vornado Realty Trust	1,830
—(h)	Walter Investment Management Corp.	1
138	Weingarten Realty Investors	2,559
		38,674
	Real Estate Management & Development — 0.5%
319	CB Richard Ellis Group, Inc., Class A (a)	3,299
320	Jones Lang LaSalle, Inc.	14,992
		18,291
	Thrifts & Mortgage Finance — 0.3%
39	Astoria Financial Corp.	387
94	First Niagara Financial Group, Inc.	1,204
60	Hudson City Bancorp, Inc.	788
171	People’s United Financial, Inc.	2,744
137	Radian Group, Inc.	792
209	TFS Financial Corp.	2,434
18	Washington Federal, Inc.	317
		8,666
	Total Financials	242,693
	Health Care — 8.7%
	Biotechnology — 0.9%
10	Abraxis Bioscience, Inc. (a)	325
16	Acorda Therapeutics, Inc. (a)	358
32	Alkermes, Inc. (a)	255
22	Alnylam Pharmaceuticals, Inc. (a)	369
182	Amylin Pharmaceuticals, Inc.(a)	2,009
—(h)	Cepheid, Inc. (a)	1
77	Dendreon Corp. (a)	1,936
3	Genzyme Corp. (a)	134
110	Human Genome Sciences, Inc. (a)	2,061
20	Isis Pharmaceuticals, Inc. (a)	248
112	MannKind Corp. (a)	586
—(h)	Myriad Pharmaceuticals, Inc. (a)	—	(h)
33	Savient Pharmaceuticals, Inc. (a)	418
274	Seattle Genetics, Inc. (a)	2,490
62	Theravance, Inc. (a)	863
514	Vertex Pharmaceuticals, Inc. (a)	17,254
		29,307
	Health Care Equipment & Supplies — 1.5%
47	Align Technology, Inc. (a)	743
450	Boston Scientific Corp. (a)	3,654
90	DENTSPLY International, Inc.	2,976
18	Edwards Lifesciences Corp. (a)	1,350
7	Gen-Probe, Inc. (a)	301
8	IDEXX Laboratories, Inc. (a)	397
31	Intuitive Surgical, Inc. (a)	7,649
149	Masimo Corp. (a)	3,949
—(h)	Meridian Bioscience, Inc.	—	(h)
155	NuVasive, Inc. (a)	5,625
433	St. Jude Medical, Inc. (a)	14,759
3	STERIS Corp.	80
139	Teleflex, Inc.	6,926
25	West Pharmaceutical Services, Inc.	967
34	Zimmer Holdings, Inc. (a)	1,791
		51,167
	Health Care Providers & Services — 4.1%
29	Aetna, Inc.	759
433	AMERIGROUP Corp. (a)	9,546
343	Brookdale Senior Living, Inc. (a)	5,776

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — Continued
50	Catalyst Health Solutions, Inc. (a)	1,573
7	Chemed Corp.	318
668	CIGNA Corp.	18,611
321	Express Scripts, Inc. (a)	25,657
658	Health Net, Inc. (a)	9,812
268	Healthsouth Corp. (a)	3,918
42	Henry Schein, Inc. (a)	2,227
184	HMS Holdings Corp. (a)	7,893
39	Humana, Inc. (a)	1,463
95	Laboratory Corp. of America Holdings (a)	6,566
160	Magellan Health Services, Inc. (a)	5,126
50	Mednax, Inc. (a)	2,617
86	Owens & Minor, Inc.	3,509
141	Patterson Cos., Inc. (a)	3,605
31	Psychiatric Solutions, Inc. (a)	630
426	Quest Diagnostics, Inc.	23,825
35	VCA Antech, Inc. (a)	827
289	WellCare Health Plans, Inc. (a)	7,542
		141,800
	Health Care Technology — 0.6%
267	Allscripts-Misys Healthcare Solutions, Inc. (a)	5,204
245	athenahealth, Inc. (a)	9,215
5	Cerner Corp. (a)	365
114	IMS Health, Inc.	1,874
9	MedAssets, Inc. (a)	188
78	Quality Systems, Inc.	4,741
		21,587
	Life Sciences Tools & Services — 0.3%
—(h)	Covance, Inc. (a)	13
22	Dionex Corp. (a)	1,462
136	Illumina, Inc. (a)	4,376
3	Mettler-Toledo International, Inc., (Switzerland) (a)	283
—(h)	Parexel International Corp. (a)	1
221	PerkinElmer, Inc.	4,112
203	Sequenom, Inc. (a)	561
3	Thermo Fisher Scientific, Inc. (a)	135
7	Waters Corp. (a)	402
		11,345
	Pharmaceuticals — 1.3%
358	Abbott Laboratories	18,099
174	Auxilium Pharmaceuticals, Inc. (a)	5,463
121	Johnson & Johnson	7,145
299	Medicis Pharmaceutical Corp., Class A	6,321
136	Merck & Co., Inc.	4,203
22	Salix Pharmaceuticals Ltd. (a)	411
48	Valeant Pharmaceuticals International (a)	1,423
—(h)	XenoPort, Inc. (a)	1
		43,066
	Total Health Care	298,272
	Industrials — 9.5%
	Aerospace & Defense — 1.6%
—(h)	Alliant Techsystems, Inc. (a)	4
350	BE Aerospace, Inc. (a)	6,211
—(h)	Boeing Co.	3
80	Goodrich Corp.	4,346
46	Moog, Inc., Class A (a)	1,141
183	Precision Castparts Corp.	17,463
43	Rockwell Collins, Inc.	2,164
895	Spirit Aerosystems Holdings, Inc., Class A (a)	14,243
57	TransDigm Group, Inc.	2,246
108	United Technologies Corp.	6,643
		54,464
	Air Freight & Logistics — 0.3%
7	FedEx Corp.	475
—(h)	Hub Group, Inc., Class A (a)	3
167	United Parcel Service, Inc., Class B	8,974
		9,452
	Airlines — 0.5%
1,581	AMR Corp. (a)	8,520
166	Delta Air Lines, Inc. (a)	1,187
608	Southwest Airlines Co.	5,104
—(h)	U.S. Airways Group, Inc. (a)	—	(h)
471	UAL Corp. (a)	3,064
		17,875
	Building Products — 0.5%
102	Masco Corp.	1,197
119	Owens Corning, Inc. (a)	2,630
138	Simpson Manufacturing Co., Inc.	3,218
670	USG Corp. (a)	8,809
		15,854
	Commercial Services & Supplies — 1.1%
174	Avery Dennison Corp.	6,216
1	Clean Harbors, Inc. (a)	54
20	Copart, Inc. (a)	655
477	Corrections Corp. of America (a)	11,431
—(h)	Covanta Holding Corp. (a)	—	(h)
9	GEO Group, Inc. (The) (a)	182
20	Herman Miller, Inc.	307

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Services & Supplies — Continued
7	Iron Mountain, Inc. (a)	171
—(h)	Mine Safety Appliances Co.	—	(h)
231	Pitney Bowes, Inc.	5,654
2	Rollins, Inc.	34
246	Stericycle, Inc. (a)	12,875
		37,579
	Construction & Engineering — 0.2%
184	Granite Construction, Inc.	5,245
—(h)	MasTec, Inc. (a)	—	(h)
75	Quanta Services, Inc. (a)	1,580
88	Tutor Perini Corp. (a)	1,554
		8,379
	Electrical Equipment — 1.4%
441	American Superconductor Corp. (a)	14,779
57	AMETEK, Inc.	1,992
209	First Solar, Inc. (a)	25,436
7	Roper Industries, Inc.	330
86	SunPower Corp., Class B (a)	1,857
96	Woodward Governor Co.	2,251
		46,645
	Industrial Conglomerates — 0.0% (g)
—(h)	Textron, Inc.	1
	Machinery — 2.5%
25	Actuant Corp., Class A	393
342	AGCO Corp. (a)	9,605
8	Barnes Group, Inc.	133
198	Bucyrus International, Inc.	8,786
101	Caterpillar, Inc.	5,548
52	CLARCOR, Inc.	1,534
9	Crane Co.	255
111	Cummins, Inc.	4,759
3	Deere & Co.	154
49	ESCO Technologies, Inc. (a)	1,914
112	Gardner Denver, Inc. (a)	4,013
35	IDEX Corp.	1,003
248	Illinois Tool Works, Inc.	11,382
193	Kaydon Corp.	6,739
315	Kennametal, Inc.	7,421
—(h)	Lindsay Corp.	2
1,306	Manitowoc Co., Inc. (The)	11,939
—(h)	Middleby Corp. (a)	2
—(h)	Mueller Industries, Inc.	2
37	Nordson Corp.	1,960
59	Parker Hannifin Corp.	3,141
10	SPX Corp.	537
51	Stanley Works (The)	2,326
67	Wabtec Corp.	2,456
		86,004
	Marine — 0.1%
113	Alexander & Baldwin, Inc.	3,251
	Professional Services — 0.4%
—(h)	Corporate Executive Board Co. (The)	1
32	Dun & Bradstreet Corp.	2,444
—(h)	Huron Consulting Group, Inc. (a)	1
22	Manpower, Inc.	1,040
602	Monster Worldwide, Inc. (a)	8,744
17	MPS Group, Inc. (a)	227
61	Robert Half International, Inc.	1,427
		13,884
	Road & Rail — 0.8%
—(h)	Avis Budget Group, Inc. (a)	1
94	Genesee & Wyoming, Inc., Class A (a)	2,713
11	Heartland Express, Inc.	154
1,410	Hertz Global Holdings, Inc. (a)	13,130
—(h)	J.B. Hunt Transport Services, Inc.	2
333	Kansas City Southern (a)	8,079
15	Knight Transportation, Inc.	236
4	Landstar System, Inc.	152
43	Norfolk Southern Corp.	1,987
82	Old Dominion Freight Line, Inc. (a)	2,133
		28,587
	Trading Companies & Distributors — 0.1%
34	GATX Corp.	912
51	Watsco, Inc.	2,594
		3,506
	Total Industrials	325,481
	Information Technology — 11.4%
	Communications Equipment — 0.6%
55	Blue Coat Systems, Inc. (a)	1,230
507	Brocade Communications Systems, Inc. (a)	4,353
126	Ciena Corp. (a)	1,474
—(h)	Juniper Networks, Inc. (a)	—	(h)
13	Polycom, Inc. (a)	279
60	QUALCOMM, Inc.	2,482
218	Starent Networks Corp. (a)	7,359
53	Sycamore Networks, Inc. (a)	151
57	Tekelec (a)	857
		18,185

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Computers & Peripherals — 1.0%
85	Apple, Inc. (a)	16,010
—(h)	Intermec, Inc. (a)	1
—(h)	International Business Machines Corp.	12
—(h)	Lexmark International, Inc., Class A (a)	1
35	NCR Corp. (a)	352
361	NetApp, Inc. (a)	9,763
392	QLogic Corp. (a)	6,875
—(h)	SanDisk Corp. (a)	2
		33,016
	Electronic Equipment, Instruments & Components — 1.1%
766	Agilent Technologies, Inc. (a)	18,951
72	Amphenol Corp., Class A	2,908
16	Benchmark Electronics, Inc. (a)	267
402	FLIR Systems, Inc. (a)	11,183
22	Itron, Inc. (a)	1,341
17	National Instruments Corp.	452
1	Plexus Corp. (a)	17
119	SYNNEX Corp. (a)	3,074
—(h)	Trimble Navigation Ltd. (a)	—	(h)
		38,193
	Internet Software & Services — 0.3%
202	Digital River, Inc. (a)	4,614
64	Equinix, Inc. (a)	5,463
—(h)	j2 Global Communications, Inc. (a)	2
19	MercadoLibre, Inc. (a)	663
—(h)	WebMD Health Corp., Class A (a)	—	(h)
		10,742
	IT Services — 1.7%
27	Alliance Data Systems Corp. (a)	1,484
412	Automatic Data Processing, Inc.	16,402
363	Computer Sciences Corp. (a)	18,413
177	Cybersource Corp. (a)	2,906
36	Euronet Worldwide, Inc. (a)	852
19	Gartner, Inc. (a)	355
340	Paychex, Inc.	9,653
—(h)	Perot Systems Corp., Class A (a)	—	(h)
101	Syntel, Inc.	3,609
12	Western Union Co. (The)	209
190	Wright Express Corp. (a)	5,306
		59,189
	Semiconductors & Semiconductor Equipment — 3.5%
4,414	Advanced Micro Devices, Inc. (a)	20,303
36	Altera Corp.	706
—(h)	Analog Devices, Inc.	—	(h)
57	Applied Materials, Inc.	696
1,228	Atmel Corp. (a)	4,568
21	Broadcom Corp., Class A (a)	559
79	Cree, Inc. (a)	3,337
4	Cymer, Inc. (a)	138
—(h)	FEI Co. (a)	—	(h)
158	FormFactor, Inc. (a)	2,676
8	Hittite Microwave Corp. (a)	294
581	Intel Corp.	11,110
341	International Rectifier Corp. (a)	6,232
22	Intersil Corp., Class A	270
121	KLA-Tencor Corp.	3,921
83	Lam Research Corp. (a)	2,799
354	Linear Technology Corp.	9,156
230	MEMC Electronic Materials, Inc. (a)	2,853
485	National Semiconductor Corp.	6,276
510	Novellus Systems, Inc. (a)	10,501
334	NVIDIA Corp. (a)	3,995
1,049	Rambus, Inc. (a)	16,783
94	Tessera Technologies, Inc. (a)	2,067
594	TriQuint Semiconductor, Inc. (a)	3,202
279	Varian Semiconductor Equipment Associates, Inc. (a)	7,909
—(h)	Verigy Ltd., (Singapore) (a)	—	(h)
		120,351
	Software — 3.2%
548	Activision Blizzard, Inc. (a)	5,938
—(h)	Advent Software, Inc. (a)	4
259	AsiaInfo Holdings, Inc., (China) (a)	5,713
—(h)	Autodesk, Inc. (a)	1
28	Blackboard, Inc. (a)	987
123	CA, Inc.	2,569
321	Cadence Design Systems, Inc. (a)	1,960
86	Citrix Systems, Inc. (a)	3,165
—(h)	Concur Technologies, Inc. (a)	—	(h)
1,336	Electronic Arts, Inc. (a)	24,375
361	Informatica Corp. (a)	7,664
915	Intuit, Inc. (a)	26,591
254	Lawson Software, Inc. (a)	1,602
40	NetSuite, Inc. (a)	565
462	Parametric Technology Corp. (a)	6,893
11	Pegasystems, Inc.	306
83	Rovi Corp. (a)	2,292
160	Salesforce.com, Inc. (a)	9,104

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Software — Continued
84	Solera Holdings, Inc.	2,719
10	SuccessFactors, Inc. (a)	150
29	Take-Two Interactive Software, Inc. (a)	314
75	TIBCO Software, Inc. (a)	654
568	TiVo, Inc. (a)	6,183
		109,749
	Total Information Technology	389,425
	Materials — 5.4%
	Chemicals — 2.0%
3	Airgas, Inc.	130
21	Albemarle Corp.	665
65	Calgon Carbon Corp. (a)	1,032
300	Celanese Corp., Class A	8,246
—(h)	CF Industries Holdings, Inc.	2
—(h)	E.l. du Pont de Nemours & Co.	—	(h)
136	Ecolab, Inc.	5,989
171	FMC Corp.	8,753
25	International Flavors & Fragrances, Inc.	935
—(h)	Minerals Technologies, Inc.	4
—(h)	Monsanto Co.	—	(h)
452	Mosaic Co. (The)	21,126
125	Nalco Holding Co.	2,652
7	PPG Industries, Inc.	412
106	Praxair, Inc.	8,429
25	Rockwood Holdings, Inc. (a)	502
28	Sensient Technologies Corp.	714
2	Sigma-Aldrich Corp.	96
280	Terra Industries, Inc.	8,903
2	Valhi, Inc.	23
3	Westlake Chemical Corp.	70
		68,683
	Construction Materials — 0.4%
64	Eagle Materials, Inc.	1,579
10	Martin Marietta Materials, Inc.	825
74	Texas Industries, Inc.	2,461
186	Vulcan Materials Co.	8,560
		13,425
	Containers & Packaging — 0.6%
5	Aptargroup, Inc.	173
—(h)	Crown Holdings, Inc. (a)	—	(h)
96	Owens-Illinois, Inc. (a)	3,048
423	Packaging Corp. of America	7,733
65	Rock-Tenn Co., Class A	2,862
114	Silgan Holdings, Inc.	6,116
15	Sonoco Products Co.	391
		20,323
	Metals & Mining — 2.2%
210	AK Steel Holding Corp.	3,340
158	Alcoa, Inc.	1,963
465	Allegheny Technologies, Inc.	14,363
17	Carpenter Technology Corp.	365
—(h)	Cliffs Natural Resources, Inc.	—	(h)
303	Coeur d’Alene Mines Corp. (a)	6,084
296	Compass Minerals International, Inc.	18,451
184	Hecla Mining Co. (a)	757
109	Nucor Corp.	4,331
—(h)	Southern Copper Corp.	2
707	United States Steel Corp.	24,380
		74,036
	Paper & Forest Products — 0.2%
265	MeadWestvaco Corp.	6,060
	Total Materials	182,527
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.5%
3	AboveNet, Inc. (a)	151
302	CenturyTel, Inc.	9,802
769	Clearwire Corp., Class A (a)	4,815
17	Frontier Communications Corp.	118
17	Level 3 Communications, Inc. (a)	20
280	Windstream Corp.	2,698
		17,604
	Wireless Telecommunication Services — 0.5%
305	American Tower Corp., Class A (a)	11,220
88	Leap Wireless International, Inc. (a)	1,157
73	SBA Communications Corp., Class A (a)	2,049
46	Sprint Nextel Corp. (a)	136
21	Telephone & Data Systems, Inc.	627
		15,189
	Total Telecommunication Services	32,793
	Utilities — 4.5%
	Electric Utilities — 2.1%
57	Allete, Inc.	1,937
167	Cleco Corp.	4,129
593	Duke Energy Corp.	9,386
57	Edison International	1,829
373	Great Plains Energy, Inc.	6,453
919	Pepco Holdings, Inc.	13,714

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   21

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — 2.1%
200	PNM Resources, Inc.	2,147
264	PPL Corp.	7,783
777	Southern Co.	24,233
16	Westar Energy, Inc.	316
		71,927
	Gas Utilities — 0.7%
6	AGL Resources, Inc.	227
153	EQT Corp.	6,403
—(h)	Laclede Group, Inc. (The)	3
119	National Fuel Gas Co.	5,373
108	New Jersey Resources Corp.	3,789
13	Northwest Natural Gas Co.	530
142	Piedmont Natural Gas Co., Inc.	3,300
88	South Jersey Industries, Inc.	3,114
		22,739
	Independent Power Producers & Energy Traders — 0.3%
335	Calpine Corp. (a)	3,765
—(h)	Dynegy, Inc., Class A (a)	—	(h)
65	Ormat Technologies, Inc.	2,471
990	RRI Energy, Inc. (a)	5,219
		11,455
	Multi-Utilities — 1.4%
332	Dominion Resources, Inc.	11,315
102	NiSource, Inc.	1,319
61	OGE Energy Corp.	2,035
337	Public Service Enterprise Group, Inc.	10,039
42	SCANA Corp.	1,427
235	Sempra Energy	12,066
65	Wisconsin Energy Corp.	2,826
264	Xcel Energy, Inc.	4,976
		46,003
	Water Utilities — 0.0% (g)
95	Aqua America, Inc.	1,466
	Total Utilities	153,590
	Total Short Positions (Proceeds $2,440,923)	$2,443,660

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand (shares or dollars).

(j) —	All or a portion of these securities are segregated for short sales.

(l) —	The rate shown is the current yield as of October 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$2,528,832
Investments in affiliates, at value	723,164
Total investment securities, at value	3,251,996
Deposits at broker for securities sold short	2,525,313
Receivables:
Investment securities sold	522,968
Fund shares sold	17,824
Interest and dividends	1,491
Total Assets	6,319,592

LIABILITIES:
Payables:
Due to custodian	3
Securities sold short, at value	2,443,660
Dividends for securities sold short	1,492
Interest expense for securities sold short	949
Investment securities purchased	436,410
Fund shares redeemed	11,684
Accrued liabilities:
Investment advisory fees	4,324
Administration fees	187
Distribution fees	422
Custodian and accounting fees	127
Trustees’ and Chief Compliance Officer’s fees	10
Other	16
Total Liabilities	2,899,284
Net Assets	$3,420,308

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   23

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$3,455,621
Accumulated undistributed (distributions in excess of) net investment income	(7)
Accumulated net realized gains (losses)	(98,894)
Net unrealized appreciation (depreciation)	63,588
Total Net Assets	$3,420,308

Net Assets:
Class A	$1,074,747
Class C	299,034
Select Class	2,046,527
Total	$3,420,308
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	67,672
Class C	19,008
Select Class	128,055

Net Asset Value:
Class A — Redemption price per share	$15.88
Class C — Offering price per share (a)	15.73
Select Class — Offering and redemption price per share	15.98
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.76

Cost of investments in non-affiliates	$2,462,507
Cost of investments in affiliates	723,164
Proceeds from securities sold short	2,440,923

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

24   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$604
Dividend income from non-affiliates	46,798
Interest income from affiliates	302
Dividend income from affiliates (a)	2,037
Total investment income	49,741

EXPENSES:
Investment advisory fees	49,065
Administration fees	2,964
Distribution fees:
Class A	2,298
Class C	2,029
Shareholder servicing fees:
Class A	2,298
Class C	676
Select Class	4,035
Custodian and accounting fees	528
Interest expense to affiliates on securities sold short	1,237
Interest expense to non-affiliates on securities sold short	6,457
Professional fees	119
Trustees’ and Chief Compliance Officer’s fees	20
Printing and mailing costs	141
Registration and filing fees	351
Transfer agent fees	1,578
Dividend expense on securities sold short	49,994
Other	49
Total expenses	123,839
Less amounts waived	(14,270)
Less earnings credits	(2)
Net expenses	109,567
Net investment income (loss)	(59,826)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	640,458
Securities sold short	(647,081)
Net realized gain (loss)	(6,623)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	142,075
Securities sold short	(153,402)
Change in net unrealized appreciation (depreciation)	(11,327)
Net realized/unrealized gains (losses)	(17,950)
Change in net assets resulting from operations	$(77,776)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   25

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(59,826)	$6,300
Net realized gain (loss)	(6,623)	25,966
Change in net unrealized appreciation (depreciation)	(11,327)	54,424
Change in net assets resulting from operations	(77,776)	86,690

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,014)	(8,300)
Class C
From net investment income	(92)	(2,551)
Select Class
From net investment income	(2,133)	(33,665)
Total distributions to shareholders	(3,239)	(44,516)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,924,149	260,614

NET ASSETS:
Change in net assets	1,843,134	302,788
Beginning of period	1,577,174	1,274,386
End of period	$3,420,308	$1,577,174
Accumulated undistributed (distributions in excess of) net investment income	$(7)	$2,517

SEE NOTES TO FINANCIAL STATEMENTS.

26   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,357,648	$421,975
Dividends and distributions reinvested	754	7,121
Cost of shares redeemed	(755,524)	(124,903)
Change in net assets from Class A capital transactions	$602,878	$304,193
Class C
Proceeds from shares issued	$268,166	$93,053
Dividends and distributions reinvested	60	1,532
Cost of shares redeemed	(97,427)	(27,987)
Change in net assets from Class C capital transactions	$170,799	$66,598
Select Class
Proceeds from shares issued	$1,928,347	$515,913
Dividends and distributions reinvested	873	6,699
Cost of shares redeemed	(778,748)	(632,789)
Change in net assets from Select Class capital transactions	$1,150,472	$(110,177)

Total change in net assets from capital transactions	$1,924,149	$260,614
SHARE TRANSACTIONS:
Class A
Issued	83,817	26,476
Reinvested	46	474
Redeemed	(47,058)	(7,927)
Change in Class A Shares	36,805	19,023
Class C
Issued	16,609	5,845
Reinvested	4	102
Redeemed	(6,121)	(1,794)
Change in Class C Shares	10,492	4,153
Select Class
Issued	118,864	32,106
Reinvested	53	444
Redeemed	(48,238)	(40,312)
Change in Select Class Shares	70,679	(7,762)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Highbridge Statistical Market Neutral Fund
Class A
Year Ended October 31, 2009	$16.27	$(0.36	)(f)	$(0.01)	$(0.37)	$(0.02)	$—	$(0.02)	$15.88
Year Ended October 31, 2008	15.62	0.05	(f)	1.34	1.39	(0.74)	—	(0.74)	16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (g) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Year Ended October 31, 2009	16.18	(0.44	)(f)	— (h)	(0.44)	(0.01)	—	(0.01)	15.73
Year Ended October 31, 2008	15.52	(0.02	)(f)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (g) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Year Ended October 31, 2009	16.34	(0.32	)(f)	(0.01)	(0.33)	(0.03)	—	(0.03)	15.98
Year Ended October 31, 2008	15.68	0.13	(f)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (g) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense (except interest expense on securities sold short), each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing for the year ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

28   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense on securities sold short) (d)	Net expenses (excluding dividend and interest expense on securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense on securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense on securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

(2.25)%	$1,074,747	4.01%	1.95%	(2.23)%	4.52%	2.46%	638%	1,276%
9.33	502,087	3.31	1.96	0.31	3.80	2.45	796	—
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396	—
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274	—

(2.73)	299,034	4.51	2.45	(2.74)	5.02	2.96	638	1,276
8.73	137,773	3.81	2.46	(0.11)	4.30	2.95	796	—
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396	—
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274	—

(2.01)	2,046,527	3.76	1.70	(1.99)	4.27	2.21	638	1,276
9.61	937,314	3.06	1.71	0.79	3.55	2.20	796	—
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396	—
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$3,251,996	$—	$—	$3,251,996
Liabilities in Securities Sold Short† #	$(2,443,660)	$—	$—	$(2,443,660)

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for specifics of the portfolio holdings.

†	Liabilities in securities sold short may include written options.

B.  Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities sold from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees are included as interest income or interest expense on securities sold short in the Statement of Operations.

A Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of October 31, 2009, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(48,650)	$60,541	$(11,891)

The reclassification for the Fund relates primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.75% of the Fund’s average daily net assets. Currently, the annualized fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was approximately $254,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annual effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$312	$167

32   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the year ended October 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$7,120	$387	$6,763	$14,270

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

To effect portfolio transactions for the Fund, including but not limited to short sales, the Fund requires the services of a prime broker. The Fund entered into a prime brokerage arrangement with JPMorgan Clearing Corp. (formerly known as Bear Stearns Securities Corp.) (“JPMCC”) through March 30, 2009. Under the prime brokerage agreement, JPMCC provided certain prime brokerage services to the Fund, which services included brokerage, clearing and lending for the Fund. The interest income earned by the Fund from JPMCC and the interest expense paid to JPMCC for the period November 1, 2008 through March 30, 2009 are included in Interest income from affiliates and Interest expense to affiliates, respectively, in the Statement of Operations.

The Fund may use related party broker/dealers. For the year ended October 31, 2009, the Fund incurred approximately $470,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$16,649,183	$16,211,979	$16,209,704	$15,837,644

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,197,479	$148,051	$93,534	$54,517

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,239	$3,239

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$44,516	$44,516

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$(26,977)	$(8,329)

The cumulative timing differences primarily consist of loss deferrals on unsettled short sales and wash sale loss deferrals.

As of October 31, 2009, the Fund had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	2017	Total
$16,329	$10,648	$26,977

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

34   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Additionally, the Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2009, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and Shareholders of Highbridge Statistical Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

36   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   37

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

38   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$996.90	$17.36	3.45%
Hypothetical	1,000.00	1,007.81	17.46	3.45
Class C
Actual	1,000.00	994.30	19.81	3.94
Hypothetical	1,000.00	1,005.34	19.91	3.94
Select Class
Actual	1,000.00	998.10	15.97	3.17
Hypothetical	1,000.00	1,009.23	16.05	3.17

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

40   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each, an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A and Select Class Shares were in the first quintile for each of the one- and three-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates

42   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares were in the fifth quintile and that the actual total expenses for the Class A and Select Class shares were in the fourth quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   43

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

71.48% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2009.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $2,614,000 of ordinary income distributions was treated as qualified dividends.

44   HIGHBRIDGE FUNDS        OCTOBER 31, 2009

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2009        HIGHBRIDGE FUNDS   45

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-HSMN-1009

Annual Report

J.P. Morgan International Equity Funds

October 31, 2009

JPMorgan Emerging Markets Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	5
JPMorgan International Equity Index Fund	8
JPMorgan International Opportunities Fund	11
JPMorgan International Value Fund	14
JPMorgan Intrepid International Fund	17
Schedules of Portfolio Investments	20
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	103
Trustees	104
Officers	106
Schedule of Shareholder Expenses	107
Board Approval of Investment Advisory Agreements	110
Special Shareholder Meeting Results	114
Tax Letter	115
Privacy Policy	116

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12-month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view — not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$808,728
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging markets issuers,* returned 52.28%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 64.63% return for the MSCI Emerging Markets Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. While emerging market equities generated very strong results, they also experienced periods of extreme volatility during the fiscal year. As the reporting period began in November 2008, emerging market equities, as measured by the Index, were in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions and a rapidly weakening global economy. Collectively, this created an extreme flight to quality as investors flocked to safer investments and sold assets that were viewed as being risky.

Emerging market equities then staged an impressive rally beginning in March 2009. It appeared that risk aversion was gradually replaced by increased risk appetites, as investor sentiment regarding the global economy improved. Within the emerging markets, it appeared that many countries would escape the worst of the economic fallout from the financial crisis in the U.S. In fact, while China and India did see their economies weaken, they avoided falling into a recession. As the reporting period progressed, demand for emerging market equities remained solid as many emerging market economies started to rebound, aided by various governments’ economic stimulus programs. In addition, there were signs that a number of developed country economies were bottoming.

The Fund’s quality bias was not rewarded during the fiscal year. The Fund utilized a long-term investment approach and emphasized well run companies with high quality balance sheets. This was a drag on performance as riskier companies outperformed their higher quality counterparts over the 12-months ended October 31, 2009. The Fund’s country allocations are a bi-product of its bottom-up stock selection process. During the reporting period, overweight exposures to India and South Africa detracted from performance. In contrast, an underweight to Russia and an overweight in Brazil positively contributed to results.

From a stock perspective, the Fund’s overweight positions in telecommunications companies China Mobile Ltd. and India-based Bharti Airtel Ltd. were meaningful detractors from results. Both stocks were strong performers early in the reporting period, as more defensive companies with strong cash flows were in demand from risk adverse investors. However, both companies significantly lagged the benchmark during the fiscal year as a whole. Bharti Airtel’s shares were further dragged down as the company engaged in a price war with its smaller competitors.

Fund holdings that contributed to performance included overweight positions in China Merchants Bank and Cia Vale do Rio Doce (“Vale”). China Merchants Bank is one of the largest banks in China that is not entirely owned by the government. Currently, 20% of China Merchants Bank is owned by London-based HSBC, a leading global financial services organization. China Merchants Bank’s shares performed extremely well, as it was rewarded for gearing more of its operations than government-owned banks to retail financial services, an underpenetrated area of lending in China. Vale, one of the world’s leading producers of iron ore, which is a key component in the manufacturing of steel, has a significant and readily accessible iron ore deposit and the necessary infrastructure to extract the metal and bring it to market. Demand for iron ore from China—which has the world’s largest steel production capacity-continued to be very strong. This demand remained robust as, during the reporting period, the Chinese government announced a $580 billion stimulus program. Much of this was earmarked to be used for infrastructure-related activities within the country.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund held approximately 58 of the most promising investment opportunities as identified by our worldwide network of analysts as of October 31, 2009. The Index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process.

During the reporting period, we looked to position the Fund’s portfolio to benefit from the aggressive programs that governments around the world introduced to stimulate economic growth. In particular, we emphasized well-run

2   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

emerging market companies that we believed would be the beneficiaries of low interest rates, increased domestic consumption and rising infrastructure spending. This is evident by the Fund’s increased exposure during the fiscal year to the consumer discretionary, consumer staples and financials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vale S.A., ADR (Brazil)	5.6%
2.	Petroleo Brasileiro S.A., ADR (Brazil)	5.5
3.	China Merchants Bank Co., Ltd., Class H (China)	3.8
4.	Housing Development Finance Corp., Ltd. (India)	3.7
5.	China Mobile Ltd. (Hong Kong)	3.2
6.	Sberbank of Russian Federation (Russia)	3.0
7.	Samsung Electronics Co., Ltd. (South Korea)	2.7
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.6
9.	Itau Unibanco Banco Multiplo S.A. (Brazil)	2.4
10.	Turkiye Garanti Bankasi A/S (Turkey)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	18.8%
China	10.5
India	10.1
South Africa	9.4
South Korea	9.3
Hong Kong	8.6
Mexico	8.1
Taiwan	5.5
Russia	4.7
Turkey	3.3
Egypt	1.6
Indonesia	1.5
Israel	1.4
Chile	1.0
Others (each less than 1.0%)	1.4
Short-Term Investment	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		51.69%	15.35%	10.71%
With Sales Charge*		43.74	14.11	10.11
CLASS B SHARES	9/28/01
Without CDSC		50.99	14.81	10.30
With CDSC**		45.99	14.58	10.30
CLASS C SHARES	2/28/06
Without CDSC		50.92	14.79	10.29
With CDSC***		49.92	14.79	10.29
INSTITUTIONAL CLASS SHARES	11/15/93	52.28	15.86	11.22
SELECT CLASS SHARES	9/10/01	51.96	15.64	10.93

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$548,166
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned 27.73%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 27.71% return for the MSCI EAFE Index (the “Index”) for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund modestly outperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

During the reporting period, the Fund’s stock selection in the consumer discretionary, materials and utilities sectors contributed to performance. In contrast, holdings in the financials and technology sectors, as well as the Fund’s cash position, detracted from results.

At the individual stock level, luxury fashion clothing and accessories companies Burberry Group plc and PPR (which owns Gucci) contributed to performance. The companies performed poorly early in the period due to the global recession. However, we felt their stock prices had fallen too sharply given their strong franchises. In addition, we felt they would be able to gain market share from their weaker competitors when the macroeconomic environment improved. The Fund’s exposure to the stocks was rewarded as they rallied and generated outstanding results during the fiscal year as a whole. Benefiting the Fund in the materials sector was Cia Vale do Rio Doce (Vale), one of the world’s leading producers of iron ore, which is a key component in the manufacturing of steel. Vale has a significant and readily accessible iron ore deposit and the necessary infrastructure to extract the metal and bring it to market. Demand for iron ore from China remained strong as it’s economy continued to expand. The Fund also benefited from its underweight exposure to Japanese utilities companies. While this defensive sector held up relatively well early in the period, it subsequently performed poorly as more cyclical stocks generated superior returns as the fiscal year progressed.

Among the detractors from results was the Fund’s positioning in the financials sector. For example, the Fund’s lack of exposure to Australian banks was a negative as they generated strong results during the reporting period. Despite economic contractions in most developed countries, Australia never fell into a recession. The Fund’s overweight to HSBC Holdings plc, a U.K.-based global banking group, was also a negative. The company performed poorly early in the period as investors were concerned about its exposure to the U.S. subprime mortgage market. Despite its troubles in the U.S., HSBC remained profitable during the period. This was due to the strong results from its operations in emerging markets. While HSBC’s stock rallied as the fiscal year progressed, it lagged the benchmark during the 12-months ended October 31, 2009. Another meaningful detractor from performance was Nokia OYJ, a cell phone manufacturer based in Finland. In addition to less overall demand for cell phones, the company faced increased competition in the higher-end, higher margin market, specifically from the Apple iPhone and Blackberry suite of products. While the Fund had a fairly small cash position during the fiscal year, this was a drag on its performance given the strong returns in the international equity markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continues to focus on stock selection to build a diversified portfolio of international equities. The Fund aims to identify well-managed, high-quality, profitable companies with strong financial positions that are growing faster than their peers, yet whose stocks trade at reasonable valuations. We are first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

sell decisions were focused on the bottom-up decision-making process.

A number of adjustments were made to the Fund’s portfolio early in the reporting period. For example, we modestly increased its exposure to cyclical companies in anticipation of improving economic conditions, while paring its holdings in the more defensive healthcare and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	3.2%
2.	Total S.A. (France)	3.1
3.	Nestle S.A. (Switzerland)	2.8
4.	Vodafone Group plc (United Kingdom)	2.3
5.	Telefonica S.A. (Spain)	2.2
6.	Standard Chartered plc (United Kingdom)	2.0
7.	BHP Billiton Ltd. (Australia)	2.0
8.	BNP Paribas (France)	1.9
9.	Roche Holding AG (Switzerland)	1.9
10.	E.ON AG (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.5%
Japan	16.6
France	14.5
Switzerland	10.7
Germany	7.9
Spain	4.4
Netherlands	4.2
Italy	3.2
Hong Kong	2.7
Australia	2.6
Brazil	2.0
Mexico	1.3
Belgium	1.1
Finland	1.1
China	1.1
Others (each less than 1.0%)	2.3
Short-Term Investment	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		27.50%	4.34%	2.65%
With Sales Charge*		20.82	3.23	2.10
CLASS B SHARES	2/28/02
Without CDSC		26.72	3.74	2.22
With CDSC**		21.72	3.39	2.22
CLASS C SHARES	1/31/03
Without CDSC		26.83	3.75	2.22
With CDSC***		25.83	3.75	2.22
CLASS R2 SHARES	11/3/08	27.02	4.27	2.61
CLASS R5 SHARES	5/15/06	27.92	4.73	2.96
SELECT CLASS SHARES	1/1/97	27.73	4.60	2.89

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$906,869
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned 28.02%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 28.11% return for the MSCI EAFE GDP Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund performed largely in line with its benchmark during the reporting period. The international equity markets generated solid results during the fiscal year, while also experiencing periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then began to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Looking more closely at the international equity markets, only two of the 21 countries included in the Index generated negative returns during the 12-months ended October 31, 2009. The top three countries in the Index were Sweden, Hong Kong and Australia, with returns of 69.24%, 63.83% and 65.27%, respectively. The bottom three countries, in terms of returns, were Ireland, Finland and Japan, with returns of –18.66%, 2.86 and 13.75%, respectively. In terms of regions, Asia ex-Japan and Europe ex-U.K were the strongest, with returns of 64.42% and 30.66%, respectively. The U.K. and Japan generated weaker results, as they returned 23.30% and 13.75%, respectively.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the stated benchmark. The tracking error of this strategy can be attributed to not owning all the names in the Index and the Fund’s exposure to emerging markets. (Tracking error is a measure of how closely a portfolio follows the index to which it is benchmarked.) The Fund’s emerging market exposure over the last 12 months was a positive contributor to the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is constructed as a fundamental index strategy, with country weights based on gross domestic product (GDP) rather than traditional market capitalization. Each country is weighted by GDP, because we believe this measure is a better indication of each country’s potential earning power. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and 200 emerging country stocks. At the end of the period, the Fund had the following weights within developed markets: Europe ex-U.K., 63.11%; Japan, 18.70%; the U.K., 10.89%; and Asia ex-Japan, 7.30%.

The emerging markets exposure had a weighting of 7.95%, consisting of 13 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continues to closely track its internal benchmark consistent with the index strategy and to provide broad passive international exposure for U.S. investors.

8   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	1.9%
2.	Telefonica S.A. (Spain)	1.7
3.	ENI S.p.A. (Italy)	1.5
4.	Total S.A. (France)	1.3
5.	Siemens AG (Germany)	1.3
6.	E.ON AG (Germany)	1.3
7.	UniCredit S.p.A. (Italy)	1.1
8.	Enel S.p.A. (Italy)	0.9
9.	Bayer AG (Germany)	0.9
10.	Banco Bilbao Vizcaya Argentaria S.A. (Spain)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	16.5%
Germany	13.0
France	9.9
United Kingdom	8.7
Italy	8.0
Spain	6.6
Netherlands	4.5
Australia	4.4
Switzerland	2.2
Belgium	2.0
Sweden	1.9
Austria	1.6
Norway	1.6
Denmark	1.3
Greece	1.3
Ireland	1.0
United States	1.0
Others (each less than 1.0%)	12.1
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		27.74%	5.51%	2.10%
With Sales Charge*		21.04	4.39	1.55
CLASS B SHARES	1/14/94
Without CDSC		26.78	4.75	1.54
With CDSC**		21.78	4.42	1.54
CLASS C SHARES	11/4/97
Without CDSC		26.74	4.75	1.39
With CDSC***		25.74	4.75	1.39
CLASS R2 SHARES	11/3/08	27.34	5.24	1.86
SELECT CLASS SHARES	10/28/92	28.02	5.78	2.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index, Lipper International Large-Cap Core Funds Index and the Lipper International Multi-Cap Core Funds Index from October 31, 1999 to October 31, 2009. Effective October 7, 2009, the Fund’s Lipper category was changed to the Lipper International Large-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index are indexes based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$205,736
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned 24.82%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to a 27.71% return for the MSCI EAFE Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

During the reporting period, the Fund’s stock selection in consumer non-durables, hardware technology and basic industries detracted from results. In contrast, holdings in the healthcare, autos and transportation services and consumer cyclicals industries contributed to performance.

At the individual stock level, Japan Tobacco Inc. was a significant negative for performance. Its stock price fell sharply given concerns about falling sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan. Another meaningful detractor from performance was Nokia OYJ, a cell phone manufacturer based in Finland. In addition to less overall demand for cell phones, the company faced increased competition in the higher-end, higher margin market, specifically from the Apple iPhone and Blackberry suite of products. Shin-Etsu Chemical Co. Ltd. also hurt the Fund’s performance. This Japanese company is not only a chemical maker, but it also produces silicon wafers used in the production of semiconductors. Although its stock rose in absolute terms, it lagged the benchmark as it was weighed down by concerns regarding the economic environment and pricing pressures for some of its products.

Stocks that positively contributed to performance included Bayer AG. Bayer, which is based in Germany, has a diversified product line, which includes prescription drugs, agricultural chemicals and plastics. While its healthcare business continued to do well, Bayer’s chemical operations struggled due to falling demand. The company cut its costs in this area and we believe Bayer’s chemical business is well positioned to benefit from improving economic conditions. Owning shares of tire manufacturer Michelin was a positive for performance. The company responded to the weakness in the automobile market by aggressively cutting costs and its stock rose in anticipation of improving economic conditions. In addition, the Fund’s position in Intercontinental Hotels Group Plc. was a positive for performance. The company faced a number of challenges early in the fiscal year, including rapidly weakening global growth and the fallout from fears related to the swine flu. The company responded to these challenges by tightening its belt and announcing aggressive cost cuts of $80 million in [calendar year] 2009. This was viewed as a positive by the market and its shares rallied from their depressed level in March 2009, in particular when economic data began to stabilize.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are supported by approximately 60 analysts comprising our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund is constructed on a

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

bottom-up basis, with investments made in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	2.6%
2.	Banco Santander S.A. (Spain)	2.3
3.	Vodafone Group plc (United Kingdom)	2.0
4.	BG Group plc (United Kingdom)	2.0
5.	GlaxoSmithKline plc (United Kingdom)	1.9
6.	BNP Paribas (France)	1.8
7.	Koninklijke KPN N.V. (Netherlands)	1.7
8.	Toyota Motor Corp. (Japan)	1.7
9.	Anheuser-Busch InBev N.V. (Belgium)	1.6
10.	Bayer AG (Germany)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.5%
United Kingdom	18.1
France	12.7
Netherlands	8.9
Germany	7.1
Hong Kong	3.3
Switzerland	3.3
China	2.9
Italy	2.5
Australia	2.4
Spain	2.3
Taiwan	2.1
Belgium	1.6
Finland	1.6
Luxembourg	1.5
Others (each less than 1.0%)	6.0
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		24.17%	5.11%	1.24%
With Sales Charge*		17.66	3.99	0.70
CLASS B SHARES	9/10/01
Without CDSC		23.62	4.60	0.84
With CDSC**		18.62	4.26	0.84
CLASS C SHARES	7/31/07
Without CDSC		23.63	4.59	0.84
With CDSC***		22.63	4.59	0.84
INSTITUTIONAL CLASS SHARES	2/26/97	24.82	5.66	1.92
SELECT CLASS SHARES	9/10/01	24.54	5.41	1.62

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$1,639,078
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned 23.75%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 32.00% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the MSCI EAFE Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the MSCI EAFE Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Detracting from the Fund’s performance during the reporting period were its underweight in banks and insurance companies, as they produced strong results. Also hurting results was the Fund’s overweight in the healthcare sector, as it lagged the benchmark.

At the individual stock level, Japan Tobacco Inc. was a large detractor from performance. The company, which is not in the benchmark, saw its shares fall sharply given concerns about declining sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan. Another meaningful detractor from performance was the Japanese electronic gaming company, Nintendo Co., Ltd. This out-of-benchmark holding hurt performance due to concerns about its revenues given the weak economy and fears of moderating sales for its Wii gaming console. There were also fears regarding future revenues generated by its handheld products, such as the Gameboy, given the increased ability to download games to devices such as the iPhone. Elsewhere, an overweight position in Nomura Holdings, Inc., a Japanese brokerage company, detracted from the Fund’s results. Its shares moved lower in the wake of a large rights offering. (With a rights offering, a company issues rights to their existing shareholders to buy a proportional number of additional securities at a given price, typically at a discount, within a fixed period.) The company plans to use the rights offering to expand overseas, but this did not quell investors’ concerns.

Holdings that contributed to performance included China Shenhua Energy Co., Ltd., China’s largest coal producer. This stock, which is not in the benchmark, performed very well during the fiscal year. Demand for coal, which is a primary source of electricity in China, remained strong as China’s economy continued to expand. Lanxess AG, a German chemical company, also benefited the Fund’s results. This cyclical company’s stock moved higher in anticipation of an economic recovery. Also enhancing the Fund’s results during the period was Telefonica S.A. This Spanish telecommunications company also has a large presence in Latin America. While its revenues in Spain were relatively stable, it experienced strong growth in its Latin America operations.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are supported by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest value signals, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, with investments made in the most attractive value names in each sector.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	3.7%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.2
3.	HSBC Holdings plc (United Kingdom)	2.9
4.	Vodafone Group plc (United Kingdom)	2.8
5.	BP plc (United Kingdom)	2.4
6.	GDF Suez (France)	2.2
7.	Sanofi-Aventis S.A.(France)	2.2
8.	Muenchener Rueckversicherungs AG (Germany)	2.2
9.	BNP Paribas (France)	1.9
10.	Zurich Financial Services AG (Switzerland)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.5%
Japan	15.8
France	15.7
Germany	11.1
Netherlands	9.2
China	4.4
Spain	3.7
Italy	3.0
Switzerland	2.9
Belgium	2.2
Australia	1.7
Hong Kong	1.6
Luxembourg	1.4
Finland	1.2
Indonesia	1.1
Taiwan	1.0
Others (each less than 1.0%)	1.6
Short-Term Investment	1.9

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		23.20%	6.14%	2.32%
With Sales Charge*		16.74	5.00	1.76
CLASS B SHARES	9/28/01
Without CDSC		22.62	5.64	1.93
With CDSC**		17.62	5.31	1.93
CLASS C SHARES	7/11/06
Without CDSC		22.60	5.64	1.93
With CDSC***		21.60	5.64	1.93
CLASS R2 SHARES	11/3/08	22.97	6.10	2.30
INSTITUTIONAL CLASS SHARES	11/4/93	23.75	6.63	2.83
SELECT CLASS SHARES	9/10/01	23.51	6.43	2.51

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$468,803
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.,* returned 22.05%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 27.71% return for the MSCI EAFE Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

To identify holdings for the portfolio, the Fund screens stocks based on four key characteristics: high earnings momentum, high medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios. With the exception of low price-to-book ratios, the screens did not add value, leading to the Fund’s underperformance.

On an individual stock basis, an underweight in Commonwealth Bank of Australia detracted from performance during the reporting period. Despite economic contractions in most developed countries, Australia never fell into a recession. Another detractor was the Japanese electronic gaming company, Nintendo Co., Ltd. The company hurt performance due to concerns about its revenues given the weak economy and fears of moderating sales for its Wii gaming console. There were also fears regarding future revenues generated by its handheld products, such as the Gameboy, given the increased ability to download games to devices such as the iPhone. Japan Tobacco Inc. was also a negative for the Fund. The company’s shares fell sharply given concerns about declining sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan.

Enhancing the Fund’s relative results during the reporting period was its underweight position in car manufacturer Volkswagen, as the company’s stock moved sharply lower during the reporting period. The Fund’s holding in UK-headquartered Vedanta Resources plc was also a positive for performance. This globally diversified integrated metals and mining company’s stock moved sharply higher in anticipation of improving economic conditions. Also contributing to performance was the Fund’s exposure to China Shenhua Energy Co., Ltd., China’s largest coal producer. Demand for coal, which is a primary source of electricity in China, remained strong as China’s economy continued to expand.

Q:	HOW WAS THE FUND MANAGED?

A.	The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. We believe that this dynamic, multi-cap approach to international investing allows the Fund to generate consistent alpha potential with benchmark-like risk through various style and market cycles. The Fund was well-diversified, with individual names making only small contributions.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.2%
2.	HSBC Holdings plc (United Kingdom)	2.0
3.	BP plc (United Kingdom)	1.7
4.	BHP Billiton Ltd. (Australia)	1.7
5.	Vodafone Group plc (United Kingdom)	1.7
6.	Total S.A. (France)	1.6
7.	Nestle S.A.(Switzerland)	1.6
8.	Novartis AG (Switzerland)	1.4
9.	Telefonica S.A. (Spain)	1.3
10.	Banco Santander S.A. (Spain)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.8%
Japan	19.2
France	10.5
Switzerland	9.3
Germany	6.7
Netherlands	5.0
Spain	4.3
Australia	3.6
Hong Kong	3.4
Italy	2.1
Sweden	1.4
China	1.1
South Korea	1.0
Others (each less than 1.0%)	8.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		21.38%	2.87%	1.97%
With Sales Charge*		14.99	1.77	1.32
CLASS C SHARES	2/28/06
Without CDSC		20.77	2.50	1.75
With CDSC**		19.77	2.50	1.75
CLASS R2 SHARES	11/3/08	21.05	2.82	1.93
INSTITUTIONAL CLASS SHARES	4/30/01	22.05	3.41	2.60
SELECT CLASS SHARES	2/28/06	21.74	3.22	2.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 82.4%
	Argentina — 0.8%
190	Tenaris S.A., ADR (m)	6,779
	Brazil — 3.8%
1,387	BM&F BOVESPA S.A. (m)	8,936
1,125	Companhia Brasileira de Meios de Pagamento (m)	10,356
14	OGX Petroleo e Gas Participacoes S.A. (m)	11,285
		30,577
	Chile — 1.0%
154	Banco Santander Chile S.A., ADR (m)	8,117
	China — 10.7%
1,766	Anhui Conch Cement Co., Ltd., Class H (m)	11,427
12,225	China Merchants Bank Co., Ltd., Class H (m)	31,276
3,552	China National Building Material Co., Ltd., Class H (m)	7,626
2,454	Ping An Insurance Group Co. of China Ltd., Class H (m)	21,507
2,052	Tsingtao Brewery Co., Ltd., Class H (m)	8,337
11,441	Want Want China Holdings Ltd. (m)	6,722
		86,895
	Egypt — 1.7%
121	Orascom Construction Industries (m)	5,729
1,156	Orascom Telecom Holding SAE (m)	7,705
		13,434
	Hong Kong — 8.9%
2,874	China Mobile Ltd. (m)	26,937
2,880	China Resources Enterprise (m)	9,646
1,558	Esprit Holdings Ltd. (m)	10,374
14,899	GOME Electrical Appliances Holdings Ltd. (a) (m)	4,364
4,160	Li & Fung Ltd. (m)	17,301
1,110	Yue Yuen Industrial Holdings Ltd. (m)	3,092
		71,714
	India — 10.4%
380	ACC Ltd. (m)	6,002
914	Ambuja Cements Ltd. (m)	1,716
2,851	Bharti Airtel Ltd. (m)	17,625
557	Housing Development Finance Corp., Ltd. (m)	31,142
252	Infosys Technologies Ltd., ADR (m)	11,597
260	Infosys Technologies Ltd. (m)	12,061
252	Reliance Capital Ltd. (m)	3,943
		84,086
	Indonesia — 1.5%
12,101	Bank Rakyat Indonesia (m)	8,805
3,473	Unilever Indonesia Tbk PT (m)	3,632
		12,437
	Israel — 1.4%
230	Teva Pharmaceutical Industries Ltd., ADR (m)	11,620
	Malaysia — 0.6%
381	British American Tobacco Malaysia Bhd (m)	5,008
	Mexico — 8.4%
415	America Movil S.A.B. de C.V., Series L, ADR (m)	18,307
373	Cemex S.A.B. de C.V., ADR (a) (m)	3,872
352	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	15,249
5,391	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	17,229
3,691	Wal-Mart de Mexico S.A.B. de C.V., Series V	12,877
		67,534
	Russia — 4.9%
358	Magnit OAO, GDR (a) (e) (m) (w)	4,800
343	Magnit OAO, Reg. S, GDR (m)	4,529
11,070	Sberbank of Russian Federation (m)	24,530
296	Vimpel-Communications, ADR (a) (m)	5,310
		39,169
	South Africa — 9.7%
1,994	African Bank Investments Ltd. (m)	7,787
4,175	FirstRand Ltd. (m)	9,403
622	Impala Platinum Holdings Ltd. (m)	13,693
714	Massmart Holdings Ltd. (m)	8,252
1,332	MTN Group Ltd. (m)	19,836
522	Sasol Ltd. (m)	19,552
		78,523
	South Korea — 9.6%
86	Hyundai Mobis (m)	11,495
121	Hyundai Motor Co. (m)	10,955
179	KT&G Corp. (m)	10,428
27	POSCO (m)	11,253
37	Samsung Electronics Co., Ltd. (m)	22,035
27	Shinsegae Co., Ltd. (m)	11,506
		77,672
	Taiwan — 5.6%
4,813	HON HAI Precision Industry Co., Ltd. (m)	18,853
702	President Chain Store Corp. (m)	1,589
1,945	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	18,559
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	6,382
		45,383

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Turkey — 3.4%
633	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	7,231
5,501	Turkiye Garanti Bankasi A/S (m)	19,979
		27,210
	Total Common Stocks (Cost $545,265)	666,158
Preferred Stocks — 15.5%
	Brazil — 15.5%
141	Cia de Bebidas das Americas, ADR (m)	12,733
43	Itau Unibanco Banco Multiplo S.A., ADR (m)	819
1,057	Itau Unibanco Banco Multiplo S.A. (m)	20,112
1,134	Petroleo Brasileiro S.A., ADR (m)	45,509
2,016	Vale S.A., ADR (m)	46,581
	Total Preferred Stocks (Cost $61,678)	125,754
Short-Term Investment — 4.9%
	Investment Company — 4.9%
39,563	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $39,563)	39,563
	Total Investments — 102.8% (Cost $646,506)	831,475
	Liabilities in Excess of Other Assets — (2.8)%	(22,747)
	NET ASSETS — 100.0%	$808,728

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.7%
Wireless Telecommunication Services	10.9
Oil, Gas & Consumable Fuels	9.2
Metals & Mining	8.6
Semiconductors & Semiconductor Equipment	5.6
Beverages	5.2
Food & Staples Retailing	5.2
Diversified Financial Services	4.9
Thrifts & Mortgage Finance	3.7
Construction Materials	3.7
Distributors	3.2
IT Services	2.8
Insurance	2.6
Electronic Equipment, Instruments & Components	2.3
Tobacco	1.9
Specialty Retail	1.8
Pharmaceuticals	1.4
Auto Components	1.4
Automobiles	1.3
Short-Term Investment	4.8
Others (each less than 1.0%)	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Australia — 2.6%
328	BHP Billiton Ltd. (m)	10,744
63	Rio Tinto Ltd. (m)	3,513
		14,257
	Belgium — 1.1%
132	Anheuser-Busch InBev N.V. (m)	6,211
	Brazil — 2.0%
113	Petroleo Brasileiro S.A., ADR (m)	5,233
233	Vale S.A., ADR (m)	5,941
		11,174
	China — 1.1%
583	China Life Insurance Co., Ltd., Class H (m)	2,681
4,054	Industrial & Commercial Bank of China, Class H (m)	3,225
		5,906
	Finland — 1.1%
474	Nokia OYJ (m)	5,993
	France — 14.5%
100	Accor S.A. (m)	4,780
288	AXA S.A. (m)	7,170
137	BNP Paribas (c)	10,336
98	Cie de Saint-Gobain (c)	4,766
70	GDF Suez (m)	2,910
87	Imerys S.A. (m)	4,757
88	Lafarge S.A. (m)	7,153
43	LVMH Moet Hennessy Louis Vuitton S.A. (m)	4,503
54	Pernod-Ricard S.A. (m)	4,507
39	PPR (m)	4,246
101	Sanofi-Aventis S.A. (m)	7,418
283	Total S.A. (m)	16,925
		79,471
	Germany — 7.9%
110	Bayer AG (m)	7,632
261	E.ON AG (m)	9,986
52	Linde AG (m)	5,422
37	RWE AG (m)	3,245
116	SAP AG (m)	5,247
79	Siemens AG (m)	7,183
256	Symrise AG (m)	4,643
		43,358
	Greece — 0.5%
175	Piraeus Bank S.A. (a) (m)	3,009
	Hong Kong — 2.7%
323	China Mobile Ltd. (m)	3,028
1,973	CNOOC Ltd. (m)	2,955
669	Esprit Holdings Ltd. (m)	4,453
1,111	Hang Lung Properties Ltd. (m)	4,198
		14,634
	Israel — 0.7%
79	Teva Pharmaceutical Industries Ltd., ADR (m)	3,988
	Italy — 3.2%
306	ENI S.p.A. (m)	7,588
1,284	Intesa Sanpaolo S.p.A. (a) (m)	5,402
1,310	UniCredit S.p.A. (a) (m)	4,389
		17,379
	Japan — 16.5%
114	Astellas Pharma, Inc. (m)	4,213
202	Canon, Inc. (m)	7,626
78	Daikin Industries Ltd. (m)	2,654
67	East Japan Railway Co. (m)	4,291
263	Honda Motor Co., Ltd. (m)	8,120
2	Japan Tobacco, Inc. (m)	6,528
332	Komatsu Ltd. (m)	6,467
442	Kubota Corp. (m)	3,435
365	Mitsubishi Corp. (m)	7,740
868	Mitsubishi UFJ Financial Group, Inc. (m)	4,624
208	Mitsui Fudosan Co., Ltd. (m)	3,365
86	Murata Manufacturing Co., Ltd. (m)	4,181
56	Nidec Corp. (m)	4,728
20	Nintendo Co., Ltd. (m)	5,117
277	Nomura Holdings, Inc. (m)	1,951
75	Shin-Etsu Chemical Co., Ltd. (m)	3,988
439	Sumitomo Corp. (m)	4,259
117	Sumitomo Mitsui Financial Group, Inc. (m)	3,990
11	Yahoo! Japan Corp. (c)	3,341
		90,618
	Mexico — 1.3%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	2,954
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	3,967
		6,921
	Netherlands — 4.2%
420	ING Groep N.V. CVA (a) (m)	5,470
381	Reed Elsevier N.V. (m)	4,436
310	Royal Dutch Shell plc, Class A (c)	9,192
173	Wolters Kluwer N.V. (m)	3,849
		22,947

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Spain — 4.3%
434	Banco Bilbao Vizcaya Argentaria S.A.	7,758
71	Inditex S.A. (c)	4,149
428	Telefonica S.A. (m)	11,951
		23,858
	Sweden — 0.5%
206	Atlas Copco AB, Class A (m)	2,763
	Switzerland — 10.7%
399	ABB Ltd. (a) (m)	7,414
109	Holcim Ltd. (a) (m)	6,930
324	Nestle S.A. (m)	15,077
176	Novartis AG (m)	9,180
64	Roche Holding AG (m)	10,223
182	Xstrata plc (a) (m)	2,624
31	Zurich Financial Services AG (m)	6,987
		58,435
	Taiwan — 0.7%
381	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	3,633
	United Kingdom — 21.4%
134	Autonomy Corp. plc (a) (m)	2,936
773	Barclays plc (a) (m)	4,049
461	BG Group plc (m)	7,942
534	Burberry Group plc (m)	4,706
302	GlaxoSmithKline plc (m)	6,191
1,596	HSBC Holdings plc (m)	17,628
656	ICAP plc (m)	4,359
231	Imperial Tobacco Group plc (m)	6,796
813	Man Group plc (m)	4,109
889	Marks & Spencer Group plc (m)	4,980
537	Prudential plc (m)	4,878
77	Rio Tinto plc (m)	3,416
456	Standard Chartered plc (m)	11,198
1,387	Tesco plc (m)	9,247
5,763	Vodafone Group plc (m)	12,700
752	Wm Morrison Supermarkets plc (m)	3,446
138	Wolseley plc (a) (m)	2,783
676	WPP plc (m)	6,059
		117,423
	Total Common Stocks (Cost $445,359)	531,978
Short-Term Investment — 2.8%
	Investment Company — 2.8%
15,115	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $15,115)	15,115
Investment of Cash Collateral for Securities on Loan — 3.4%
	Investment Company — 3.4%
18,695	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $18,695)	18,695
	Total Investments — 103.2% (Cost $479,169)	565,788
	Liabilities in Excess of Other Assets — (3.2)%	(17,622)
	NET ASSETS — 100.0%	$548,166

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	8.9
Metals & Mining	4.8
Insurance	4.0
Construction Materials	3.4
Wireless Telecommunication Services	3.4
Food Products	2.8
Trading Companies & Distributors	2.7
Beverages	2.7
Media	2.6
Chemicals	2.6
Tobacco	2.4
Software	2.4
Food & Staples Retailing	2.3
Machinery	2.3
Diversified Telecommunication Services	2.2
Capital Markets	1.9
Electric Utilities	1.8
Multiline Retail	1.7
Textiles, Apparel & Luxury Goods	1.7
Electronic Equipment, Instruments & Components	1.6
Specialty Retail	1.6
Automobiles	1.5
Office Electronics	1.4
Real Estate Management & Development	1.4
Building Products	1.4
Electrical Equipment	1.4
Industrial Conglomerates	1.3
Multi-Utilities	1.1
Communications Equipment	1.1
Diversified Financial Services	1.0
Short-Term Investment	2.8
Others (each less than 1.0%)	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.9%
	Australia — 4.4%
25	ABC Learning Centres Ltd. (a) (f) (m)	—
22	AGL Energy Ltd. (m)	269
124	Alumina Ltd. (a) (m)	181
61	Amcor Ltd. (m)	313
103	AMP Ltd. (m)	541
18	Aristocrat Leisure Ltd. (m)	71
28	Arrow Energy Ltd. (a) (m)	101
136	Asciano Group (a) (m)	181
9	ASX Ltd. (m)	258
117	Australia & New Zealand Banking Group Ltd. (m)	2,379
48	AXA Asia Pacific Holdings Ltd. (m)	181
17	Bendigo and Adelaide Bank Ltd. (m)	138
449	BGP Holdings Beneficial Interest Share (a) (m)	—
168	BHP Billiton Ltd. (m)	5,517
10	Billabong International Ltd. (c)	91
87	BlueScope Steel Ltd. (m)	232
29	Boral Ltd. (m)	147
72	Brambles Ltd. (m)	451
7	Caltex Australia Ltd. (a) (c)	62
96	CFS Retail Property Trust (m)	166
27	Coca-Cola Amatil Ltd. (m)	253
3	Cochlear Ltd. (m)	160
76	Commonwealth Bank of Australia (m)	3,509
21	Computershare Ltd. (m)	205
26	Crown Ltd. (m)	193
30	CSL Ltd. (m)	849
62	CSR Ltd. (m)	106
226	Dexus Property Group (m)	160
3	Energy Resources of Australia Ltd. (m)	69
100	Fairfax Media Ltd. (c)	141
60	Fortescue Metals Group Ltd. (a) (c)	200
94	Foster’s Group Ltd. (m)	462
61	Goodman Fielder Ltd. (m)	88
303	Goodman Group (m)	162
415	GPT Group (m)	212
26	Harvey Norman Holdings Ltd. (m)	93
79	Incitec Pivot Ltd. (m)	185
100	Insurance Australia Group Ltd. (m)	337
7	Leighton Holdings Ltd. (m)	225
22	Lend Lease Corp., Ltd. (m)	180
15	Macquarie Group Ltd.	665
120	Macquarie Infrastructure Group (m)	154
34	Map Group (m)	87
41	Metcash Ltd. (m)	173
136	Mirvac Group (m)	178
96	National Australia Bank Ltd. (m)	2,537
23	Newcrest Mining Ltd. (m)	675
9	Nufarm Ltd. (m)	87
69	OneSteel Ltd. (m)	186
17	Orica Ltd. (m)	370
43	Origin Energy Ltd. (m)	616
159	OZ Minerals Ltd. (a) (m)	166
36	Paladin Energy Ltd. (a) (m)	128
2	Perpetual Ltd. (m)	63
54	Qantas Airways Ltd. (m)	135
50	QBE Insurance Group Ltd. (m)	1,009
22	Rio Tinto Ltd. (m)	1,199
41	Santos Ltd. (m)	549
7	Sims Metal Management Ltd. (m)	128
18	Sonic Healthcare Ltd. (m)	227
66	SP AusNet (m)	52
112	Stockland (m)	371
65	Suncorp-Metway Ltd. (m)	507
29	TABCORP Holdings Ltd. (m)	182
59	Tatts Group Ltd. (m)	131
214	Telstra Corp., Ltd. (m)	636
33	Toll Holdings Ltd. (m)	249
56	Transurban Group (m)	227
50	Wesfarmers Ltd. (m)	1,240
8	Wesfarmers Ltd. (m)	191
102	Westfield Group (m)	1,105
145	Westpac Banking Corp. (m)	3,400
25	Woodside Petroleum Ltd. (m)	1,036
61	Woolworths Ltd. (m)	1,556
8	WorleyParsons Ltd. (m)	188
		39,471
	Austria — 1.6%
1	Andritz AG (m)	75
78	Erste Group Bank AG (c)	3,135
2	IMMOFINANZ AG (a) (c)	6
1	Mayr Melnhof Karton AG (m)	97
67	OMV AG (m)	2,773
26	Raiffeisen International Bank Holding AG (c)	1,508
144	Telekom Austria AG (m)	2,354
33	Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A (m)	1,490
17	Vienna Insurance Group (c)	931
54	Voestalpine AG (c)	1,862
		14,231

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Belgium — 2.0%
17		AGFA-Gevaert N.V. (a) (m)	99
134		Anheuser-Busch InBev N.V. (m)	6,281
26		Belgacom S.A. (m)	978
8		Cie Nationale a Portefeuille (m)	430
3		Colruyt S.A. (m)	813
18		Delhaize Group (m)	1,211
94		Dexia S.A. (a) (c)	780
—	(h)	D’ieteren S.A. (m)	145
418		Fortis (a) (m)	1,807
16		Groupe Bruxelles Lambert S.A. (m)	1,401
29		KBC Groep N.V. (a) (m)	1,231
4		Mobistar S.A. (m)	304
11		Solvay S.A., Class A (m)	1,126
17		UCB S.A. (m)	743
19		Umicore (m)	565
			17,914
		Bermuda — 0.1%
4		Frontline Ltd. (c)	86
58		Seadrill Ltd. (a) (c)	1,214
			1,300
		Brazil — 0.2%
20		Cia Vale do Rio Doce (m)	513
37		Petroleo Brasileiro S.A. (m)	851
			1,364
		Chile — 0.5%
2,501		Banco Santander Chile S.A. (m)	127
14		CAP S.A. (m)	377
12		Cia Cervecerias Unidas S.A., ADR (c) (m)	443
12		Embotelladora Andina S.A., Class B, ADR (m)	225
446		Empresa Nacional de Electricidad S.A. (m)	686
11		Empresas CMPC S.A. (m)	411
62		Empresas COPEC S.A. (m)	825
71		Enersis S.A., ADR (m)	1,252
14		Lan Airlines S.A. (m)	181
314		Masisa S.A. (m)	46
75		SACI Falabella (m)	354
			4,927
		China — 0.5%
131		BYD Co., Ltd., Class H (a) (m)	1,200
657		China Construction Bank Corp., Class H (m)	567
104		China Life Insurance Co., Ltd., Class H (m)	478
574		Datang International Power Generation Co., Ltd., Class H (m)	272
65		Foxconn International Holdings Ltd. (a) (m)	57
314		Huaneng Power International, Inc., Class H (m)	201
603		PetroChina Co., Ltd., Class H (m)	725
128		Shui On Land Ltd. (m)	77
102		Tingyi Cayman Islands Holding Corp. (m)	228
231		Yanzhou Coal Mining Co., Ltd., Class H (m)	358
503		Zhejiang Expressway Co., Ltd., Class H (m)	428
			4,591
		Cyprus — 0.1%
101		Bank of Cyprus Public Co., Ltd. (m)	796
18		Prosafe Production Public Ltd. (a) (m)	40
18		ProSafe SE (m)	93
			929
		Denmark — 1.2%
—	(h)	A P Moller — Maersk A/S, Class A (m)	372
—	(h)	A P Moller — Maersk A/S, Class B (m)	1,045
3		Bang & Olufsen A/S, Class B (a) (m)	46
12		Carlsberg A/S, Class B (m)	856
3		Coloplast A/S, Class B (m)	224
3		Danisco A/S (m)	166
57		Danske Bank A/S (a) (m)	1,313
27		DSV A/S (a) (m)	417
3		East Asiatic Co., Ltd. A/S (m)	112
6		H Lundbeck A/S (m)	117
1		Jyske Bank A/S (a) (m)	25
58		Novo Nordisk A/S, Class B (m)	3,599
5		Novozymes A/S, Class B (m)	487
2		Topdanmark A/S (a) (m)	292
2		TrygVesta A/S (m)	164
26		Vestas Wind Systems A/S (a) (m)	1,799
2		William Demant Holding (a) (m)	168
			11,202
		Finland — 0.8%
11		Elisa OYJ (m)	214
29		Fortum OYJ (m)	688
4		Kesko OYJ, Class B (m)	145
9		Kone OYJ, Class B (m)	322
9		Metso OYJ (m)	260
5		Neste Oil OYJ (c)	88
258		Nokia OYJ (m)	3,261
6		Nokian Renkaat OYJ (c)	123
8		Orion OYJ, Class B (m)	146
7		Outokumpu OYJ (m)	121
4		Pohjola Bank plc (m)	46
3		Rautaruukki OYJ (c)	62

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Finland — Continued
28	Sampo OYJ, Class A (m)	680
7	Sanoma Oyj (c)	132
30	Stora Enso OYJ, Class R (a) (c)	226
7	Tieto OYJ (m)	144
35	UPM-Kymmene OYJ (m)	418
6	Wartsila OYJ (c)	210
		7,286
	France — 9.8%
11	Accor S.A. (m)	544
3	Aeroports de Paris (m)	192
14	Air France-KLM (a) (c)	208
23	Air Liquide S.A. (m)	2,476
199	Alcatel-Lucent (a) (m)	747
18	Alstom S.A. (m)	1,248
5	Atos Origin S.A. (a) (m)	224
138	AXA S.A. (m)	3,440
1	BioMerieux (m)	163
81	BNP Paribas	6,136
22	Bouygues S.A. (m)	1,017
3	Bureau Veritas S.A. (m)	175
12	Cap Gemini S.A. (m)	561
57	Carrefour S.A. (m)	2,434
5	Casino Guichard Perrachon S.A. (m)	424
6	Christian Dior S.A. (m)	593
33	Cie de Saint-Gobain (c)	1,620
14	Cie Generale de Geophysique-Veritas (a) (m)	280
17	Cie Generale d’Optique Essilor International S.A. (m)	957
4	CNP Assurances (m)	340
14	Compagnie Generale des Etablissements Michelin, Class B (m)	1,059
76	Credit Agricole S.A. (m)	1,455
5	Dassault Systemes S.A. (c)	277
21	EDF (m)	1,157
3	Eiffage S.A. (c)	161
1	Eramet (c)	160
3	Eurazeo (m)	170
9	Eutelsat Communications (m)	281
2	Fonciere Des Regions (m)	194
161	France Telecom S.A. (m)	3,991
111	GDF Suez (m)	4,627
1	Gecina S.A. (m)	113
48	Groupe Danone S.A. (m)	2,854
5	Hermes International (m)	665
1	ICADE (m)	152
1	Iliad S.A. (c)	156
2	Imerys S.A. (m)	134
3	Ipsen S.A. (m)	138
2	JC Decaux S.A. (a) (c)	36
11	Klepierre (m)	472
19	Lafarge S.A. (m)	1,530
12	Lagardere SCA (m)	537
7	Legrand S.A. (c)	203
22	L’Oreal S.A. (m)	2,241
23	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,335
4	M6-Metropole Television (m)	92
82	Natixis (a) (m)	460
3	Neopost S.A. (m)	231
10	PagesJaunes Groupe (m)	126
18	Pernod-Ricard S.A. (m)	1,533
16	Peugeot S.A. (a) (m)	520
6	PPR (m)	675
9	Publicis Groupe (m)	351
16	Renault S.A. (a) (m)	717
19	Safran S.A. (m)	304
94	Sanofi-Aventis S.A. (m)	6,897
22	Schneider Electric S.A. (m)	2,256
16	SCOR SE (m)	396
1	Societe BIC S.A. (m)	69
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	122
49	Societe Generale (m)	3,246
4	Societe Television Francaise 1 (m)	65
10	Sodexo (m)	586
22	Suez Environnement Co. (m)	496
9	Technip S.A. (m)	564
8	Thales S.A. (m)	365
191	Total S.A. (m)	11,428
7	Unibail-Rodamco (m)	1,551
5	Vallourec (m)	754
33	Veolia Environnement (m)	1,070
37	Vinci S.A. (m)	1,914
101	Vivendi (m)	2,794
		88,459
	Germany — 12.2%
28	Adidas AG (m)	1,291
70	Allianz SE (m)	8,005
139	BASF SE (m)	7,464
118	Bayer AG (m)	8,161
49	Bayerische Motoren Werke AG (m)	2,405
16	Beiersdorf AG (m)	966

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Germany — Continued
13		Celesio AG (m)	310
105		Commerzbank AG (a) (c)	1,090
138		Daimler AG (m)	6,723
90		Deutsche Bank AG (m)	6,511
29		Deutsche Boerse AG (m)	2,329
41		Deutsche Lufthansa AG (m)	633
128		Deutsche Post AG (m)	2,163
13		Deutsche Postbank AG (a) (c)	402
432		Deutsche Telekom AG (m)	5,910
291		E.ON AG (m)	11,164
6		Fraport AG Frankfurt Airport Services Worldwide (m)	292
30		Fresenius Medical Care AG & Co. KGaA (m)	1,466
4		Fresenius SE (m)	217
21		GEA Group AG (m)	395
3		Hamburger Hafen und Logistik AG	132
8		Hannover Rueckversicherung AG (a) (m)	360
13		Heidelberger Druckmaschinen AG (a) (c)	99
20		Henkel AG & Co. KGaA (m)	788
6		Hochtief AG (m)	445
150		Infineon Technologies AG (a) (m)	677
22		K+S AG (m)	1,174
24		Linde AG (m)	2,503
17		MAN AG (m)	1,406
10		Merck KGaA (m)	901
17		Metro AG (m)	928
31		Muenchener Rueckversicherungs AG (m)	4,975
1		Puma AG Rudolf Dassler Sport (m)	214
63		RWE AG (m)	5,546
5		Salzgitter AG (m)	468
130		SAP AG (m)	5,898
124		Siemens AG (m)	11,168
9		Solarworld AG (c)	199
11		Suedzucker AG (m)	237
48		ThyssenKrupp AG (m)	1,546
23		TUI AG (a) (c)	162
17		United Internet AG (a) (c)	227
13		Volkswagen AG (c)	2,171
3		Wacker Chemie AG (m)	363
			110,484
		Greece — 1.3%
70		Alpha Bank AE (a) (m)	1,344
33		Coca Cola Hellenic Bottling Co. S.A. (m)	867
59		EFG Eurobank Ergasias S.A. (a) (m)	936
12		Hellenic Petroleum S.A. (m)	142
42		Hellenic Telecommunications Organization S.A. (m)	707
22		Intracom Holdings S.A. (a) (m)	52
121		Marfin Investment Group S.A. (a) (m)	482
116		National Bank of Greece S.A. (a) (m)	4,230
40		OPAP S.A. (m)	1,007
54		Piraeus Bank S.A. (a) (m)	934
30		Public Power Corp. S.A. (a) (m)	609
11		Titan Cement Co. S.A. (m)	378
12		Viohalco (m)	84
			11,772
		Hong Kong — 0.9%
6		ASM Pacific Technology Ltd. (m)	46
45		Bank of East Asia Ltd. (m)	157
165		Belle International Holdings Ltd. (m)	167
107		BOC Hong Kong Holdings Ltd. (m)	247
45		Cathay Pacific Airways Ltd. (a) (m)	73
41		Cheung Kong Holdings Ltd. (m)	522
14		Cheung Kong Infrastructure Holdings Ltd. (m)	50
84		China Mobile Ltd. (m)	791
—	(h)	China Mobile Ltd., ADR (m)	22
20		Chinese Estates Holdings Ltd. (m)	33
59		CLP Holdings Ltd. (m)	395
33		Esprit Holdings Ltd. (m)	219
215		Genting Singapore plc (a) (c)	164
21		Hang Lung Group Ltd. (m)	105
58		Hang Lung Properties Ltd. (m)	219
24		Hang Seng Bank Ltd. (m)	337
30		Henderson Land Development Co., Ltd. (m)	212
112		Hong Kong & China Gas Co., Ltd. (m)	268
2		Hong Kong Aircraft Engineering Co., Ltd. (m)	24
31		Hong Kong Exchanges and Clearing Ltd. (m)	541
41		HongKong Electric Holdings Ltd. (m)	219
2		Hopewell Highway Infrastructure Ltd. (m)	1
18		Hopewell Holdings Ltd. (m)	56
32		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	6
32		Hutchison Telecommunications International Ltd. (m)	6
66		Hutchison Whampoa Ltd. (m)	465
20		Hysan Development Co., Ltd. (m)	59
20		Kerry Properties Ltd. (m)	112
64		Lenovo Group Ltd. (m)	36
64		Li & Fung Ltd. (m)	267
18		Lifestyle International Holdings, Ltd. (m)	28
66		Link REIT (The) (m)	149

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Hong Kong — Continued
98		Mongolia Energy Co., Ltd. (a) (m)	41
41		MTR Corp. (m)	144
73		New World Development Ltd. (m)	156
61		Noble Group Ltd. (m)	111
26		NWS Holdings Ltd. (m)	49
7		Orient Overseas International Ltd. (m)	33
109		PCCW Ltd. (m)	27
36		Shangri-La Asia Ltd. (m)	69
52		Sino Land Co., Ltd. (m)	99
42		Sun Hung Kai Properties Ltd. (m)	629
22		Swire Pacific Ltd., Class A (m)	267
9		Television Broadcasts Ltd. (m)	41
43		Wharf Holdings Ltd. (m)	234
6		Wing Hang Bank Ltd. (m)	53
22		Yue Yuen Industrial Holdings Ltd. (m)	61
			8,010
		Hungary — 0.6%
154		Magyar Telekom Telecommunications plc (m)	665
17		MOL Hungarian Oil and Gas Nyrt. (a) (m)	1,436
92		OTP Bank Nyrt. (a) (m)	2,579
5		Richter Gedeon Nyrt. (m)	956
			5,636
		India — 0.5%
5		Bajaj Auto Ltd. (m)	146
4		Grasim Industries Ltd., GDR (m)	167
40		Hindalco Industries Ltd., GDR (e) (m)	104
8		Housing Development Finance Corp., Ltd. (m)	448
11		ICICI Bank Ltd., ADR (m)	338
14		Infosys Technologies Ltd. (m)	627
119		ITC Ltd., GDR (m)	648
7		Larsen & Toubro Ltd., GDR (m)	225
32		NTPC Ltd. (m)	144
10		Oil & Natural Gas Corp., Ltd. (m)	237
24		Ranbaxy Laboratories Ltd., GDR (a) (m)	199
22		Reliance Industries Ltd. (m)	870
4		Reliance Industries Ltd., GDR (e) (m)	334
142		United Phosphorus Ltd., ADR (m)	435
			4,922
		Ireland — 0.9%
31		Allied Irish Banks plc (a) (m)	85
216		CRH plc (m)	5,297
23		Elan Corp. plc, ADR (a) (m)	126
126		Elan Corp. plc (a) (m)	662
44		Experian plc (m)	405
16		Grafton Group plc (a) (m)	81
43		Kerry Group plc, Class A (m)	1,266
35		Ryanair Holdings plc (a) (m)	153
24		Shire plc (m)	432
			8,507
		Israel — 0.6%
125		Bank Hapoalim BM (a) (m)	457
123		Bank Leumi Le-Israel BM (a) (m)	482
101		Bezeq Israeli Telecommunication Corp. Ltd. (m)	226
4		Cellcom Israel Ltd. (m)	111
10		Check Point Software Technologies (a) (m)	306
45		Israel Chemicals Ltd. (m)	528
—	(h)	Israel Corp., Ltd. (The) (a) (m)	189
3		Koor Industries Ltd. (m)	73
34		Makhteshim-Agan Industries Ltd. (m)	160
85		Migdal Insurance & Financial Holding Ltd. (a) (m)	133
18		Teva Pharmaceutical Industries Ltd. (m)	905
42		Teva Pharmaceutical Industries Ltd., ADR (m)	2,137
			5,707
		Italy — 7.9%
191		A2A S.p.A. (m)	351
14		ACEA S.p.A. (m)	161
7		Arnoldo Mondadori Editore S.p.A. (a) (m)	30
251		Assicurazioni Generali S.p.A. (m)	6,318
58		Atlantia S.p.A. (m)	1,371
18		Autogrill S.p.A. (a) (m)	204
177		Banca Carige S.p.A. (m)	500
450		Banca Monte dei Paschi di Siena S.p.A. (m)	855
71		Banca Popolare di Milano Scarl (m)	525
129		Banco Popolare SC (a) (m)	1,121
17		Bulgari S.p.A. (c)	137
77		Edison S.p.A. (c)	117
1,386		Enel S.p.A. (m)	8,247
547		ENI S.p.A. (m)	13,548
14		Exor S.p.A. (m)	275
154		Fiat S.p.A. (a) (m)	2,296
81		Finmeccanica S.p.A. (m)	1,366
9		Fondiaria-Sai S.p.A. (c)	159
59		Gruppo Editoriale L’Espresso S.p.A. (a) (c)	167
1,612		Intesa Sanpaolo S.p.A. (a) (m)	6,784
192		Intesa Sanpaolo S.p.A. (m)	626
18		Italcementi S.p.A. (c)	258
9		Lottomatica S.p.A. (c)	198
22		Luxottica Group S.p.A. (a) (m)	530
139		Mediaset S.p.A. (m)	901

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Italy — Continued
96		Mediobanca S.p.A. (m)	1,230
40		Mediolanum S.p.A. (c)	257
370		Parmalat S.p.A. (m)	1,026
354		Pirelli & C. S.p.A. (a) (m)	199
20		Prysmian S.p.A. (m)	359
58		Saipem S.p.A. (m)	1,701
59		Saras S.p.A. (m)	192
315		Snam Rete Gas S.p.A. (c)	1,529
40		Telecom Italia Media S.p.A. (a) (m)	7
2,080		Telecom Italia S.p.A. (m)	3,305
1,325		Telecom Italia S.p.A., RNC (m)	1,458
254		Terna Rete Elettrica Nazionale S.p.A. (m)	1,008
2,859		UniCredit S.p.A. (a) (m)	9,577
105		UniCredit S.p.A. (a)	352
117		Unione di Banche Italiane ScpA (m)	1,673
172		Unipol Gruppo Finanziario S.p.A. (a) (m)	250
			71,168
		Japan — 16.2%
23		77 Bank Ltd. (The) (m)	131
2		ABC-Mart, Inc. (c)	70
2		Acom Co., Ltd. (c)	21
11		Advantest Corp. (m)	248
50		Aeon Co., Ltd. (m)	445
7		Aeon Credit Service Co., Ltd. (m)	68
6		Aeon Mall Co., Ltd. (m)	115
8		Aiful Corp. (c)	12
30		Aioi Insurance Co., Ltd. (m)	132
15		Aisin Seiki Co., Ltd. (m)	379
51		Ajinomoto Co., Inc. (m)	479
4		Alfresa Holdings Corp. (m)	151
51		All Nippon Airways Co., Ltd. (m)	142
19		Amada Co., Ltd. (m)	117
56		Aozora Bank Ltd. (a) (m)	66
5		Arrk Corp. (a) (m)	4
27		Asahi Breweries Ltd. (m)	482
70		Asahi Glass Co., Ltd. (m)	593
88		Asahi Kasei Corp. (m)	438
9		Asics Corp. (m)	80
33		Astellas Pharma, Inc. (m)	1,211
21		Bank of Kyoto Ltd. (The) (m)	191
86		Bank of Yokohama Ltd. (The) (m)	422
5		Benesse Holdings, Inc. (m)	233
45		Bridgestone Corp. (m)	745
16		Brother Industries Ltd. (m)	186
7		Canon Marketing Japan, Inc. (m)	109
77		Canon, Inc. (m)	2,910
16		Casio Computer Co., Ltd. (c)	119
—	(h)	Central Japan Railway Co. (m)	706
62		Chiba Bank Ltd. (The) (m)	382
48		Chubu Electric Power Co., Inc. (m)	1,073
17		Chugai Pharmaceutical Co., Ltd. (m)	339
13		Chugoku Bank Ltd. (The) (m)	176
20		Chugoku Electric Power Co., Inc. (The) (m)	397
81		Chuo Mitsui Trust Holdings, Inc. (m)	297
20		Citizen Holdings Co., Ltd. (m)	113
4		Coca-Cola West Co., Ltd. (m)	80
40		Cosmo Oil Co., Ltd. (m)	105
11		Credit Saison Co., Ltd. (m)	122
39		Dai Nippon Printing Co., Ltd. (m)	493
19		Daicel Chemical Industries Ltd. (m)	117
16		Daido Steel Co., Ltd. (m)	54
14		Daihatsu Motor Co., Ltd. (m)	143
50		Daiichi Sankyo Co., Ltd. (m)	977
16		Daikin Industries Ltd. (m)	552
1		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	4
13		Dainippon Sumitomo Pharma Co., Ltd. (m)	135
5		Daito Trust Construction Co., Ltd. (m)	222
40		Daiwa House Industry Co., Ltd. (m)	431
124		Daiwa Securities Group, Inc. (m)	655
—	(h)	Dena Co., Ltd. (c)	55
37		Denki Kagaku Kogyo K K (m)	137
36		Denso Corp. (m)	972
11		Dentsu, Inc. (c)	244
28		DIC Corp. (m)	46
20		Dowa Holdings Co., Ltd. (m)	114
24		East Japan Railway Co. (m)	1,563
18		Eisai Co., Ltd. (m)	625
9		Electric Power Development Co., Ltd. (m)	284
14		Elpida Memory, Inc. (a) (m)	176
4		FamilyMart Co., Ltd. (m)	133
14		Fanuc Ltd. (m)	1,167
3		Fast Retailing Co., Ltd. (m)	547
28		Fuji Electric Holdings Co., Ltd. (m)	52
46		Fuji Heavy Industries Ltd. (a) (m)	180
—	(h)	Fuji Media Holdings, Inc. (m)	46
34		FUJIFILM Holdings Corp. (m)	970
140		Fujitsu Ltd. (m)	826
49		Fukuoka Financial Group, Inc. (m)	178
44		Furukawa Electric Co., Ltd. (m)	168
27		GS Yuasa Corp. (c)	233

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
25		Gunma Bank Ltd. (The) (m)	128
29		Hachijuni Bank Ltd. (The) (m)	172
2		Hakuhodo DY Holdings, Inc. (m)	100
81		Hankyu Hanshin Holdings, Inc. (m)	361
3		Hikari Tsushin, Inc. (m)	47
14		Hino Motors Ltd. (m)	52
2		Hirose Electric Co., Ltd. (m)	213
38		Hiroshima Bank Ltd. (The) (m)	146
5		Hisamitsu Pharmaceutical Co., Inc. (m)	182
8		Hitachi Chemical Co., Ltd. (m)	163
10		Hitachi Construction Machinery Co., Ltd. (m)	228
5		Hitachi High-Technologies Corp. (m)	86
250		Hitachi Ltd. (a) (m)	808
12		Hitachi Metals Ltd. (m)	114
13		Hokkaido Electric Power Co., Inc. (m)	254
85		Hokuhoku Financial Group, Inc. (m)	185
16		Hokuriku Electric Power Co. (m)	358
119		Honda Motor Co., Ltd. (m)	3,688
31		HOYA Corp. (m)	687
9		Ibiden Co., Ltd. (m)	308
2		Idemitsu Kosan Co., Ltd. (m)	132
91		IHI Corp. (a) (m)	174
—	(h)	Inpex Corp. (m)	482
24		Isetan Mitsukoshi Holdings Ltd. (c)	228
84		Isuzu Motors Ltd. (m)	178
4		Ito En Ltd. (c)	74
112		ITOCHU Corp. (m)	709
2		Itochu Techno-Solutions Corp. (m)	67
19		Iyo Bank Ltd. (The) (m)	171
36		J. Front Retailing Co., Ltd. (m)	171
3		Jafco Co., Ltd. (m)	73
76		Japan Airlines Corp. (a) (c)	98
2		Japan Petroleum Exploration Co. (m)	100
—	(h)	Japan Prime Realty Investment Corp. (m)	87
—	(h)	Japan Real Estate Investment Corp. (m)	247
—	(h)	Japan Retail Fund Investment Corp. (m)	108
24		Japan Steel Works Ltd. (The) (m)	265
—	(h)	Japan Tobacco, Inc. (m)	920
36		JFE Holdings, Inc. (m)	1,177
15		JGC Corp. (m)	284
56		Joyo Bank Ltd. (The) (m)	246
20		JS Group Corp. (m)	332
13		JSR Corp. (m)	252
14		JTEKT Corp. (m)	148
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	160
59		Kajima Corp. (m)	138
16		Kamigumi Co., Ltd. (m)	124
26		Kaneka Corp. (m)	168
55		Kansai Electric Power Co., Inc. (The) (m)	1,190
12		Kansai Paint Co., Ltd. (m)	102
40		Kao Corp. (m)	889
96		Kawasaki Heavy Industries Ltd. (m)	240
38		Kawasaki Kisen Kaisha Ltd. (a) (m)	139
—	(h)	KDDI Corp. (m)	1,115
30		Keihin Electric Express Railway Co., Ltd. (c)	240
48		Keio Corp. (m)	302
21		Keisei Electric Railway Co., Ltd. (c)	118
3		Keyence Corp. (m)	635
13		Kikkoman Corp. (m)	149
11		Kinden Corp. (m)	91
116		Kintetsu Corp. (c)	411
59		Kirin Holdings Co., Ltd. (m)	959
182		Kobe Steel Ltd. (a) (m)	330
69		Komatsu Ltd. (m)	1,338
6		Konami Corp. (m)	114
31		Konica Minolta Holdings, Inc. (m)	291
78		Kubota Corp. (m)	608
25		Kuraray Co., Ltd. (m)	253
9		Kurita Water Industries Ltd. (m)	285
12		Kyocera Corp. (m)	1,004
19		Kyowa Hakko Kirin Co., Ltd. (m)	215
27		Kyushu Electric Power Co., Inc. (m)	543
4		Lawson, Inc. (m)	200
10		Leopalace21 Corp. (m)	56
3		Mabuchi Motor Co., Ltd. (m)	124
8		Makita Corp. (m)	264
115		Marubeni Corp. (m)	568
12		Marui Group Co., Ltd. (m)	67
4		Maruichi Steel Tube Ltd. (c)	80
9		Matsui Securities Co., Ltd. (c)	63
62		Mazda Motor Corp. (a) (c)	140
6		McDonalds Holdings Co., Japan Ltd. (m)	123
10		Mediceo Paltac Holdings Co., Ltd. (m)	142
5		MEIJI Holdings Co., Ltd. (a) (m)	195
28		Minebea Co., Ltd. (m)	117
95		Mitsubishi Chemical Holdings Corp. (m)	351
99		Mitsubishi Corp. (m)	2,102
142		Mitsubishi Electric Corp. (a) (m)	1,077
84		Mitsubishi Estate Co., Ltd. (m)	1,274
28		Mitsubishi Gas Chemical Co., Inc. (m)	128

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
223		Mitsubishi Heavy Industries Ltd. (m)	790
7		Mitsubishi Logistics Corp. (m)	73
85		Mitsubishi Materials Corp. (a) (m)	225
247		Mitsubishi Motors Corp. (a) (c)	365
29		Mitsubishi Rayon Co., Ltd. (m)	99
16		Mitsubishi Tanabe Pharma Corp. (m)	204
669		Mitsubishi UFJ Financial Group, Inc. (m)	3,566
4		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	115
126		Mitsui & Co., Ltd. (m)	1,650
39		Mitsui Chemicals, Inc. (m)	134
43		Mitsui Engineering & Shipbuilding Co., Ltd. (m)	112
62		Mitsui Fudosan Co., Ltd. (m)	999
44		Mitsui Mining & Smelting Co., Ltd. (a) (m)	112
88		Mitsui OSK Lines Ltd. (m)	512
31		Mitsui Sumitomo Insurance Group Holdings, Inc. (m)	721
6		Mitsumi Electric Co., Ltd. (m)	117
917		Mizuho Financial Group, Inc. (m)	1,809
37		Mizuho Securities Co., Ltd. (m)	128
93		Mizuho Trust & Banking Co., Ltd. (a) (m)	89
15		Murata Manufacturing Co., Ltd. (m)	737
12		Namco Bandai Holdings, Inc. (m)	121
134		NEC Corp. (a) (m)	381
3		NEC Electronics Corp. (a) (m)	24
20		NGK Insulators Ltd. (m)	441
11		NGK Spark Plug Co., Ltd. (m)	130
12		NHK Spring Co., Ltd. (m)	94
8		Nidec Corp. (m)	638
23		Nikon Corp. (m)	429
7		Nintendo Co., Ltd. (m)	1,790
—	(h)	Nippon Building Fund, Inc. (m)	287
23		Nippon Electric Glass Co., Ltd. (m)	248
65		Nippon Express Co., Ltd. (m)	265
16		Nippon Meat Packers, Inc. (m)	191
61		Nippon Mining Holdings, Inc. (m)	274
86		Nippon Oil Corp. (m)	422
7		Nippon Paper Group, Inc. (m)	180
40		Nippon Sheet Glass Co., Ltd. (m)	118
370		Nippon Steel Corp. (m)	1,412
37		Nippon Telegraph & Telephone Corp. (m)	1,527
79		Nippon Yusen KK (m)	292
46		Nipponkoa Insurance Co., Ltd. (m)	250
49		Nishi-Nippon City Bank Ltd. (The) (m)	121
8		Nissan Chemical Industries Ltd. (m)	103
184		Nissan Motor Co., Ltd. (a) (m)	1,335
9		Nissay Dowa General Insurance Co., Ltd. (m)	40
15		Nisshin Seifun Group, Inc. (m)	200
51		Nisshin Steel Co., Ltd. (m)	85
10		Nisshinbo Industries, Inc. (m)	96
5		Nissin Foods Holdings Co. Ltd. (m)	166
3		Nitori Co., Ltd. (m)	247
13		Nitto Denko Corp. (m)	394
9		NOK Corp. (m)	116
178		Nomura Holdings, Inc. (m)	1,257
7		Nomura Real Estate Holdings, Inc. (m)	113
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	124
7		Nomura Research Institute Ltd. (m)	147
36		NSK Ltd. (m)	211
34		NTN Corp. (m)	127
—	(h)	NTT Data Corp. (m)	245
1		NTT DoCoMo, Inc. (m)	1,626
—	(h)	NTT Urban Development Corp. (m)	80
46		Obayashi Corp. (m)	175
—	(h)	Obic Co., Ltd. (m)	70
45		Odakyu Electric Railway Co., Ltd. (m)	367
68		OJI Paper Co., Ltd. (m)	296
15		Olympus Corp. (m)	476
17		Omron Corp. (m)	283
6		Ono Pharmaceutical Co., Ltd. (m)	294
5		Onward Holdings Co., Ltd. (m)	31
3		Oracle Corp. Japan (c)	117
3		Oriental Land Co., Ltd. (c)	214
8		ORIX Corp. (m)	517
135		Osaka Gas Co., Ltd. (m)	452
2		OSAKA Titanium Technologies Co. (c)	42
1		Otsuka Corp. (m)	63
143		Panasonic Corp. (m)	2,018
28		Panasonic Electric Works Co., Ltd. (m)	351
17		Pioneer Corp. (a) (c)	43
7		Promise Co., Ltd. (a) (c)	44
1		Rakuten, Inc. (m)	352
36		Resona Holdings, Inc. (m)	426
48		Ricoh Co., Ltd. (m)	654
3		Rinnai Corp. (m)	123
8		Rohm Co., Ltd. (m)	524
5		Sankyo Co., Ltd. (m)	280
5		Santen Pharmaceutical Co., Ltd. (m)	185
112		Sanyo Electric Co., Ltd. (a) (c)	277
25		Sapporo Hokuyo Holdings, Inc. (m)	85
20		Sapporo Holdings Ltd. (c)	105
1		SBI Holdings, Inc. (c)	229

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
16		Secom Co., Ltd. (m)	745
12		Sega Sammy Holdings, Inc. (m)	177
11		Seiko Epson Corp. (m)	171
28		Sekisui Chemical Co., Ltd. (m)	168
36		Sekisui House Ltd. (m)	314
56		Seven & I Holdings Co., Ltd. (m)	1,233
—	(h)	Seven Bank Ltd. (m)	88
73		Sharp Corp. (m)	780
12		Shikoku Electric Power Co., Inc. (m)	346
14		Shimadzu Corp. (m)	97
2		Shimamura Co., Ltd. (m)	182
6		Shimano, Inc. (m)	245
42		Shimizu Corp. (m)	159
29		Shin-Etsu Chemical Co., Ltd. (m)	1,560
6		Shinko Electric Industries Co., Ltd. (c)	86
51		Shinsei Bank Ltd. (a) (c)	67
21		Shionogi & Co., Ltd. (m)	455
26		Shiseido Co., Ltd. (m)	477
42		Shizuoka Bank Ltd. (The) (m)	420
95		Showa Denko KK (m)	184
15		Showa Shell Sekiyu KK (m)	149
4		SMC Corp. (m)	480
54		Softbank Corp. (m)	1,279
85		Sojitz Corp. (m)	157
63		Sompo Japan Insurance, Inc. (m)	369
71		Sony Corp. (m)	2,105
—	(h)	Sony Financial Holdings, Inc. (m)	189
5		Square Enix Holdings Co., Ltd. (m)	122
10		Stanley Electric Co., Ltd. (m)	193
8		Sumco Corp. (m)	151
123		Sumitomo Chemical Co., Ltd. (m)	489
84		Sumitomo Corp. (m)	811
56		Sumitomo Electric Industries Ltd. (m)	681
36		Sumitomo Heavy Industries Ltd. (a) (m)	162
237		Sumitomo Metal Industries Ltd. (m)	607
37		Sumitomo Metal Mining Co., Ltd. (m)	587
65		Sumitomo Mitsui Financial Group, Inc. (m)	2,213
27		Sumitomo Realty & Development Co., Ltd. (m)	517
13		Sumitomo Rubber Industries Ltd. (m)	120
100		Sumitomo Trust & Banking Co., Ltd. (The) (m)	523
13		Suruga Bank Ltd. (m)	116
5		Suzuken Co., Ltd. (c)	188
24		Suzuki Motor Corp. (m)	586
16		T&D Holdings, Inc. (m)	425
97		Taiheiyo Cement Corp. (a) (m)	113
66		Taisei Corp. (m)	130
10		Taisho Pharmaceutical Co., Ltd. (m)	180
21		Taiyo Nippon Sanso Corp. (m)	233
20		Takashimaya Co., Ltd. (m)	135
53		Takeda Pharmaceutical Co., Ltd. (m)	2,135
—	(h)	Takefuji Corp. (c)	1
8		TDK Corp. (m)	468
60		Teijin Ltd. (m)	176
12		Terumo Corp. (m)	614
9		THK Co., Ltd. (m)	161
63		Tobu Railway Co., Ltd. (m)	346
12		Toho Co., Ltd. (m)	180
33		Toho Gas Co., Ltd. (m)	171
32		Tohoku Electric Power Co., Inc. (m)	667
53		Tokio Marine Holdings, Inc. (m)	1,342
22		Tokuyama Corp. (m)	138
3		Tokyo Broadcasting System Holdings, Inc. (m)	51
87		Tokyo Electric Power Co., Inc. (The) (m)	2,141
12		Tokyo Electron Ltd. (m)	671
175		Tokyo Gas Co., Ltd. (m)	693
6		Tokyo Steel Manufacturing Co., Ltd. (m)	72
17		Tokyo Tatemono Co., Ltd. (m)	81
89		Tokyu Corp. (m)	389
38		Tokyu Land Corp. (m)	151
20		TonenGeneral Sekiyu KK (m)	183
38		Toppan Printing Co., Ltd. (m)	342
104		Toray Industries, Inc. (m)	594
288		Toshiba Corp. (a) (m)	1,645
40		Tosoh Corp. (m)	107
18		TOTO Ltd. (c)	109
11		Toyo Seikan Kaisha Ltd. (m)	180
7		Toyo Suisan Kaisha Ltd. (m)	183
4		Toyobo Co., Ltd. (m)	6
5		Toyoda Gosei Co., Ltd. (m)	144
5		Toyota Boshoku Corp. (m)	110
12		Toyota Industries Corp. (m)	311
199		Toyota Motor Corp. (m)	7,848
15		Toyota Tsusho Corp. (m)	210
8		Trend Micro, Inc. (m)	260
4		Tsumura & Co. (m)	151
75		Ube Industries Ltd. (m)	194
3		Unicharm Corp. (m)	272
5		Uniden Corp. (a) (m)	12
13		UNY Co., Ltd. (c)	96
8		Ushio, Inc. (m)	127

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
1		USS Co., Ltd. (m)	90
—	(h)	West Japan Railway Co. (m)	468
1		Yahoo! Japan Corp.	353
7		Yakult Honsha Co., Ltd. (m)	177
6		Yamada Denki Co., Ltd. (m)	380
15		Yamaguchi Financial Group, Inc. (m)	143
10		Yamaha Corp. (m)	107
13		Yamaha Motor Co., Ltd. (m)	151
27		Yamato Holdings Co., Ltd. (m)	391
2		Yamato Kogyo Co., Ltd. (m)	69
8		Yamazaki Baking Co., Ltd. (m)	94
17		Yaskawa Electric Corp. (m)	134
16		Yokogawa Electric Corp. (m)	133
			147,196
		Luxembourg — 0.6%
78		ArcelorMittal (m)	2,625
5		Millicom International Cellular S.A. (a) (m)	341
23		SES S.A. FDR (m)	506
95		Tenaris S.A. (m)	1,688
			5,160
		Mexico — 0.6%
26		Alfa S.A.B. de C.V., Class A (c)	134
977		America Movil S.A.B. de C.V., Series L (m)	2,157
339		Cemex S.A.B. de C.V. (a) (m)	352
127		Fomento Economico Mexicano S.A.B. de C.V. (m)	551
7		Fresnillo plc (m)	91
24		Grupo Carso S.A.B. de C.V., Class A1 (c)	72
231		Grupo Mexico S.A.B. de C.V., Series B (a) (m)	464
34		Grupo Modelo S.A.B. de C.V., Series C (a) (m)	155
147		Grupo Televisa S.A. (m)	568
38		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	149
112		Telefonos de Mexico S.A.B. de C.V., Class L (m)	93
158		Telefonos de Mexico S.A.B. de C.V., Class A (m)	132
112		Telmex Internacional S.A.B. de C.V., Class L (c)	75
158		Telmex Internacional S.A.B. de C.V., Class A (m)	104
146		Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	510
			5,607
		Netherlands — 4.4%
198		Aegon N.V. (a) (m)	1,406
30		Akzo Nobel N.V. (c)	1,791
52		ASML Holding N.V. (m)	1,389
6		Corio N.V. (m)	382
41		European Aeronautic Defence and Space Co., N.V. (m)	774
6		Fugro N.V. CVA (m)	329
18		Heineken Holding N.V. (m)	687
29		Heineken N.V. (m)	1,299
249		ING Groep N.V. CVA (a) (m)	3,234
22		James Hardie Industries N.V. (a) (m)	142
147		Koninklijke Ahold N.V. (m)	1,847
6		Koninklijke Boskalis Westminster CVA (m)	222
18		Koninklijke DSM N.V. (m)	792
213		Koninklijke KPN N.V. (m)	3,861
121		Koninklijke Philips Electronics N.V. (m)	3,035
30		Qiagen N.V. (a) (m)	619
13		Randstad Holding N.V. (a) (c)	479
88		Reed Elsevier N.V. (m)	1,023
149		Royal Dutch Shell plc, Class A (m)	4,401
114		Royal Dutch Shell plc, Class B (m)	3,281
20		SBM Offshore N.V. (m)	387
45		TNT N.V. (m)	1,187
209		Unilever N.V. CVA (m)	6,433
1		Wereldhave N.V. (m)	112
38		Wolters Kluwer N.V. (m)	851
			39,963
		New Zealand — 0.5%
380		Auckland International Airport Ltd. (m)	546
129		Contact Energy Ltd. (a) (m)	576
266		Fletcher Building Ltd. (m)	1,573
245		Sky City Entertainment Group Ltd. (m)	604
819		Telecom Corp. of New Zealand Ltd. (m)	1,478
			4,777
		Norway — 1.5%
165		DnB NOR ASA (a) (m)	1,888
121		Norsk Hydro ASA (a) (m)	792
26		Norske Skogindustrier ASA (a) (m)	44
161		Orkla ASA (m)	1,485
67		Renewable Energy Corp. A/S (a) (c)	397
7		Schibsted ASA (a) (m)	111
237		Statoil ASA (m)	5,573
174		Telenor ASA (a) (m)	2,249
39		Yara International ASA (m)	1,299
			13,838
		Philippines — 0.6%
60		Ayala Corp. (m)	366
2,473		Ayala Land, Inc. (m)	535
110		Banco de Oro Unibank, Inc. (m)	80
670		Bank of the Philippine Islands (m)	652
10		Globe Telecom, Inc. (m)	188

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Philippines — Continued
236	Manila Electric Co. (m)	919
542	Petron Corp. (a) (m)	57
16	Philippine Long Distance Telephone Co. (m)	851
2,598	PNOC Energy Development Corp. (m)	224
187	San Miguel Corp., Class B (m)	258
4,907	SM Prime Holdings, Inc. (m)	1,018
		5,148
	Portugal — 0.9%
562	Banco Comercial Portugues S.A., Class R (m)	801
124	Banco Espirito Santo S.A. (m)	917
42	BRISA (m)	418
56	Cimpor Cimentos de Portugal SGPS S.A. (m)	433
484	Energias de Portugal S.A. (m)	2,139
37	Galp Energia SGPS S.A, Class B (m)	628
73	Jeronimo Martins SGPS S.A. (m)	647
154	Portugal Telecom SGPS S.A. (m)	1,758
		7,741
	Singapore — 0.6%
76	Ascendas REIT (m)	98
116	CapitaLand Ltd. (m)	336
104	CapitaMall Trust (m)	117
22	City Developments Ltd. (m)	155
86	ComfortDelgro Corp., Ltd. (m)	94
49	Cosco Corp. Singapore Ltd. (m)	39
81	DBS Group Holdings Ltd. (m)	741
43	Fraser and Neave Ltd. (m)	117
312	Golden Agri-Resources Ltd. (a) (m)	94
5	Jardine Cycle & Carriage Ltd. (m)	84
55	Keppel Corp., Ltd. (m)	316
42	Neptune Orient Lines Ltd. (m)	46
55	Olam International Ltd. (m)	106
112	Oversea-Chinese Banking Corp., Ltd. (m)	605
45	SembCorp Industries Ltd. (m)	106
38	SembCorp Marine Ltd. (m)	93
23	Singapore Airlines Ltd. (m)	222
17	Singapore Airport Terminal Services Ltd. (m)	29
39	Singapore Exchange Ltd. (m)	221
73	Singapore Press Holdings Ltd. (m)	200
62	Singapore Technologies Engineering Ltd. (m)	125
362	Singapore Telecommunications Ltd.(m)	750
27	StarHub Ltd. (m)	36
57	United Overseas Bank Ltd. (m)	681
25	UOL Group Ltd. (m)	59
58	Wilmar International Ltd. (m)	256
		5,726
	South Africa — 0.6%
2	Anglo Platinum Ltd. (a) (m)	205
6	AngloGold Ashanti Ltd. (m)	231
9	ArcelorMittal South Africa Ltd. (m)	116
12	Bidvest Group Ltd. (m)	187
133	FirstRand Ltd. (m)	300
23	Gold Fields Ltd. (m)	291
17	Impala Platinum Holdings Ltd. (m)	364
46	MTN Group Ltd. (m)	679
13	Naspers Ltd., Class N (m)	481
12	Nedbank Group Ltd. (m)	178
22	Pretoria Portland Cement Co., Ltd. (m)	92
88	Sanlam Ltd. (m)	241
14	Sappi Ltd. (m)	52
18	Sasol Ltd. (m)	691
24	Shoprite Holdings Ltd. (m)	196
40	Standard Bank Group Ltd. (m)	493
10	Telkom S.A. Ltd. (m)	55
8	Tiger Brands Ltd. (m)	155
		5,007
	South Korea — 0.6%
4	Daelim Industrial Co., Ltd. (m)	260
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	133
6	Hyundai Mobis (m)	768
3	LG Chem Ltd. (m)	574
6	LG Electronics, Inc. (m)	597
1	LG Hausys Ltd. (a) (m)	70
2	POSCO (m)	940
1	Samsung Electronics Co., Ltd. (m)	842
3	Samsung Fire & Marine Insurance Co., Ltd. (m)	555
1	Shinsegae Co., Ltd. (m)	337
1	SK Telecom Co., Ltd. (m)	178
		5,254
	Spain — 6.5%
37	Abertis Infraestructuras S.A. (c)	797
3	Acciona S.A. (m)	326
16	Acerinox S.A. (c)	313
19	ACS Actividades de Construccion y Servicios S.A. (c)	896
452	Banco Bilbao Vizcaya Argentaria S.A. (c)	8,083
105	Banco de Sabadell S.A. (c)	708
24	Banco de Valencia S.A. (c)	204
124	Banco Popular Espanol S.A. (c)	1,103
1,033	Banco Santander S.A. (m)	16,622
34	Bankinter S.A. (m)	361

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Spain — Continued
30		Cintra Concesiones de Infraestructuras de Transporte S.A. (m)	309
99		Criteria Caixacorp S.A. (m)	482
4		Ebro Puleva S.A. (m)	70
57		EDP Renovaveis S.A. (a) (m)	572
18		Enagas (m)	376
2		Endesa S.A. (c)	67
4		Fomento de Construcciones y Contratas S.A. (c)	150
21		Gamesa Corp. Tecnologica S.A. (m)	376
35		Gas Natural SDG S.A. (m)	705
9		Gestevision Telecinco S.A. (m)	89
14		Grifols S.A. (c)	233
6		Grupo Ferrovial S.A. (m)	265
128		Iberdrola Renovables S.A. (c)	569
463		Iberdrola S.A. (m)	4,195
51		Iberia Lineas Aereas de Espana (a) (m)	141
27		Inditex S.A. (c)	1,602
7		Indra Sistemas S.A. (m)	175
91		Mapfre S.A.	388
23		NH Hoteles S.A. (a) (m)	119
12		Red Electrica Corp. S.A. (m)	612
93		Repsol YPF S.A. (m)	2,473
8		Sacyr Vallehermoso S.A. (a) (m)	118
2		Sociedad General de Aguas de Barcelona S.A., Class A (m)	71
541		Telefonica S.A. (m)	15,113
14		Zardoya Otis S.A. (m)	288
18		Zeltia S.A. (a) (m)	103
			59,074
		Sweden — 1.8%
23		Alfa Laval AB (c)	281
20		Assa Abloy AB, Class B (m)	357
55		Atlas Copco AB, Class A (m)	742
24		Atlas Copco AB, Class B (m)	283
13		Electrolux AB, Series B, (a) (m)	312
3		Eniro AB (a) (c)	15
9		Getinge AB, Class B (m)	176
36		Hennes & Mauritz AB, Class B (m)	2,039
—	(h)	Hoganas AB, Class B (m)	9
4		Holmen AB, Class B (m)	107
23		Husqvarna AB, Class B (a) (m)	143
34		Investor AB, Class B (m)	595
7		Loomis AB, Class B (c)	76
14		Lundin Petroleum AB (a) (m)	116
3		Modern Times Group AB, Class B (m)	118
35		Niscayah Group AB (m)	83
206		Nordea Bank AB (m)	2,206
57		Sandvik AB (m)	626
18		Scania AB, Class B (m)	235
14		Securitas AB, Class B (m)	128
101		Skandinaviska Enskilda Banken AB, Class A (a) (m)	610
27		Skanska AB, Class B (c)	394
19		SKF AB, Class B (m)	299
18		SSAB AB, Class A (c)	272
36		Svenska Cellulosa AB, Class B (m)	489
32		Svenska Handelsbanken AB, Class A (m)	815
49		Swedbank AB, Class A (a) (m)	419
12		Swedish Match AB (m)	243
16		Tele2 AB, Class B (m)	226
193		Telefonaktiebolaget LM Ericsson, Class B (m)	2,019
166		TeliaSonera AB (m)	1,103
22		Volvo AB, Class A (m)	208
81		Volvo AB, Class B (m)	767
			16,511
		Switzerland — 2.1%
57		ABB Ltd. (a) (m)	1,063
2		Actelion Ltd.(a) (m)	97
6		Adecco S.A. (m)	261
2		Aryzta AG (a) (m)	85
3		Baloise Holdings AG (m)	225
11		Compagnie Financiere Richemont S.A., Class A (m)	305
25		Credit Suisse Group AG (m)	1,324
4		GAM Holding Ltd. (m)	54
1		Geberit AG (m)	165
—	(h)	Givaudan S.A. (m)	145
5		Holcim Ltd. (a) (m)	289
4		Julius Baer Group Ltd. (m)	165
2		Kuehne & Nagel International AG (m)	148
3		Logitech International S.A. (a) (c)	55
1		Lonza Group AG (m)	94
84		Nestle S.A. (m)	3,924
1		Nobel Biocare Holding AG (m)	39
51		Novartis AG (m)	2,677
16		Roche Holding AG (m)	2,545
2		Schindler Holding AG (m)	144
—	(h)	SGS S.A. (m)	84
1		Sonova Holding AG (m)	110
67		STMicroelectronics N.V. (m)	534

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Switzerland — Continued
—	(h)	Sulzer AG (m)	34
1		Swatch Group AG (m)	33
1		Swatch Group AG (The) (m)	178
8		Swiss Reinsurance Co. Ltd. (m)	343
1		Swisscom AG (m)	202
3		Syngenta AG (m)	624
90		UBS AG (a) (m)	1,496
81		Xstrata plc (a) (m)	1,167
3		Zurich Financial Services AG (m)	780
			19,389
		Taiwan — 0.6%
304		Asustek Computer, Inc. (m)	559
228		Cathay Financial Holding Co., Ltd. (a) (m)	390
179		Chi Mei Optoelectronics Corp. (a) (m)	89
449		China Steel Corp. (m)	398
258		Far Eastern New Century Corp. (m)	304
262		HON HAI Precision Industry Co., Ltd. (m)	1,028
296		Quanta Computer, Inc. (m)	560
1,233		Taishin Financial Holdings Co., Ltd. (a) (m)	483
190		Taiwan Mobile Co., Ltd. (m)	340
642		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,165
335		United Microelectronics Corp. (m)	161
			5,477
		Thailand — 0.5%
252		Advanced Info Service PCL (m)	645
219		Bangkok Bank PCL, Class F (m)	735
80		Electricity Generating PCL (m)	181
294		Kasikornbank PCL (m)	714
750		Krung Thai Bank PCL (m)	163
123		PTT Exploration & Production PCL (m)	526
38		PTT PCL (m)	265
125		Siam Cement PCL (m)	775
289		Siam Commercial Bank PCL (m)	659
			4,663
		Turkey — 0.6%
148		Akbank TAS (m)	801
64		Aksigorta AS (m)	193
39		Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	441
158		Eregli Demir ve Celik Fabrikalari TAS (a) (m)	429
28		Tupras Turkiye Petrol Rafine (m)	477
115		Turkcell Iletisim Hizmet A/S (m)	759
320		Turkiye Garanti Bankasi A/S (m)	1,162
176		Turkiye Is Bankasi, Class C (m)	667
133		Yapi ve Kredi Bankasi A/S (a) (m)	274
			5,203
		United Kingdom — 8.5%
43		3i Group plc (m)	184
8		Admiral Group plc (m)	127
13		AMEC plc (m)	172
55		Anglo American plc (a) (m)	2,000
18		Antofagasta plc (m)	226
14		Associated British Foods plc (m)	196
61		AstraZeneca plc (m)	2,751
10		Autonomy Corp. plc (a) (m)	211
114		Aviva plc (m)	711
145		BAE Systems plc (m)	747
28		Balfour Beatty plc (m)	121
467		Barclays plc (a) (m)	2,449
4		Berkeley Group Holdings plc (a) (m)	58
141		BG Group plc (m)	2,421
93		BHP Billiton plc (m)	2,519
786		BP plc (m)	7,369
27		British Airways plc (a) (m)	80
83		British American Tobacco plc (m)	2,658
34		British Land Co. plc (m)	261
49		British Sky Broadcasting Group plc (m)	423
321		BT Group plc (m)	687
15		Bunzl plc (m)	166
18		Burberry Group plc (m)	155
100		Cable & Wireless plc (m)	237
57		Cadbury plc (m)	725
6		Cairn Energy plc (a) (m)	257
24		Capita Group plc (The) (m)	301
7		Carnival plc (m)	228
19		Carphone Warehouse Group plc (m)	56
212		Centrica plc (m)	861
52		Cobham plc (m)	188
81		Compass Group plc (m)	511
106		Diageo plc (m)	1,721
14		Drax Group plc (m)	108
11		Eurasian Natural Resources Corp. (m)	146
10		F&C Asset Management plc (m)	12
19		Firstgroup plc (m)	117
98		Friends Provident Group plc (m)	130
53		G4S plc (m)	220
218		GlaxoSmithKline plc (m)	4,481
29		Hammerson plc (m)	193
35		Home Retail Group plc (m)	167
727		HSBC Holdings plc (m)	8,036
22		ICAP plc (m)	143
—	(h)	IMI plc (m)	3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
43	Imperial Tobacco Group plc (m)	1,261
11	Intercontinental Hotels Group plc (m)	140
68	International Power plc (m)	281
34	Invensys plc (m)	155
16	Investec plc (m)	112
51	J Sainsbury plc (m)	277
9	Johnson Matthey plc (m)	208
9	Kazakhmys plc (a) (m)	152
103	Kingfisher plc (m)	375
26	Ladbrokes plc (m)	51
32	Land Securities Group plc (m)	351
258	Legal & General Group plc (m)	331
24	Liberty International plc (m)	180
693	Lloyds Banking Group plc (a) (c)	977
6	London Stock Exchange Group plc (m)	87
6	Lonmin plc (a) (m)	154
74	Man Group plc (m)	376
66	Marks & Spencer Group plc (m)	368
1	Meggitt plc (m)	2
104	National Grid plc (m)	1,034
9	Next plc (m)	262
209	Old Mutual plc (m)	362
35	Pearson plc (m)	473
8	Petrofac Ltd. (m)	131
107	Prudential plc (m)	974
4	Randgold Resources Ltd. (m)	236
25	Reckitt Benckiser Group plc (m)	1,245
49	Reed Elsevier plc (m)	372
34	Rexam plc (m)	153
58	Rio Tinto plc (m)	2,569
79	Rolls-Royce Group plc (a) (m)	584
4,754	Rolls-Royce Group plc, Class C (a) (m)	8
697	Royal Bank of Scotland Group plc (a) (m)	475
150	RSA Insurance Group plc (m)	297
40	SABMiller plc (m)	1,048
55	Sage Group plc (The) (m)	193
4	Schroders plc (m)	78
38	Scottish & Southern Energy plc (m)	667
31	Segro plc (m)	177
20	Serco Group plc (m)	169
10	Severn Trent plc (m)	160
37	Smith & Nephew plc (m)	326
16	Smiths Group plc (m)	240
84	Standard Chartered plc (m)	2,068
94	Standard Life plc (m)	336
331	Tesco plc (m)	2,208
15	Thomas Cook Group plc (m)	51
33	Tomkins plc (m)	91
25	TUI Travel plc (m)	95
34	Tullow Oil plc (m)	665
54	Unilever plc (m)	1,622
32	United Utilities Group plc (m)	231
5	Vedanta Resources plc (m)	184
2,209	Vodafone Group plc (m)	4,868
6	Whitbread plc (m)	135
3	William Hill plc (m)	8
88	Wm Morrison Supermarkets plc (m)	404
13	Wolseley plc (a) (m)	256
54	WPP plc (m)	483
		77,309
	United States — 0.1%
2	Synthes, Inc. (m)	195
7	Thomson Reuters Corp. (m)	224
23	Wheelock & Co., Ltd. (m)	74
		493
	Total Common Stocks (Cost $611,988)	851,416
	Investment Companies — 0.9%
	United States — 0.9%
80	iShares MSCI Germany Index Fund (c) (m)	1,693
159	iShares MSCI Pacific ex-Japan Index Fund (c) (m)	6,279
	Total Investment Companies (Cost $7,373)	7,972
	Preferred Stocks — 1.1%
	Brazil — 0.4%
25	Banco Bradesco S.A. (m)	491
8	Cia Energetica de Minas Gerais (m)	118
26	Cia Vale do Rio Doce, Class A (m)	594
74	Itau Unibanco Banco Multiplo S.A. (m)	1,399
46	Petroleo Brasileiro S.A. (m)	912
10	Tele Norte Leste Participacoes S.A. (m)	199
		3,713
	Chile — 0.1%
13	Sociedad Quimica y Minera de Chile S.A., Class B (m)	492
	Germany — 0.6%
11	Bayerische Motoren Werke AG (m)	364
12	Fresenius SE (m)	694
27	Henkel AG & Co. KGaA (m)	1,207

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Germany — Continued
13	Porsche Automobil Holding SE (m)	964
5	RWE AG (c)	398
17	Volkswagen AG (m)	1,691
		5,318
	Japan — 0.0% (g)
2	Ito En Ltd. (m)	22
	Total Preferred Stocks (Cost $4,540)	9,545

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
	Warrants — 0.0% (g)
	Italy — 0.0% (g)
92	Mediobanca S.p.A., expiring 03/18/11 (a) (m)	—
130	Unione di Banche Italiane SCPA, expiring 06/30/11 (a) (m)	12
	Total Warrants (Cost $ —)	12

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
21,303	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $21,303)	21,303

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Certificate of Deposit — 0.7%
7,000	Calyon, New York, VAR, 0.396%, 03/15/10	6,953

SHARES
	Investment Company — 2.1%
18,807	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l)	18,807
	Total Investments of Cash Collateral for Securities on Loan (Cost $25,804)	25,760
	Total Investments — 101.0% (Cost $671,008)	916,008
	Liabilities in Excess of Other Assets — (1.0)%	(9,139)
	NET ASSETS — 100.0%	$906,869

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	7.6
Diversified Telecommunication Services	5.7
Pharmaceuticals	5.2
Electric Utilities	4.8
Insurance	4.8
Metals & Mining	4.1
Automobiles	3.7
Chemicals	3.4
Food Products	2.4
Industrial Conglomerates	2.1
Beverages	2.1
Food & Staples Retailing	2.0
Wireless Telecommunication Services	1.8
Capital Markets	1.7
Machinery	1.7
Multi-Utilities	1.7
Media	1.4
Construction Materials	1.3
Diversified Financial Services	1.2
Electrical Equipment	1.2
Electronic Equipment, Instruments & Components	1.1
Software	1.0
Real Estate Management & Development	1.0
Short-Term Investment	2.4
Others (each less than 1.0%)	18.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
67	TOPIX Index	12/10/09	$6,654	$(147)
491	Dow Jones EURO STOXX 50 Index	12/18/09	19,698	(425)
78	FTSE 100 Index	12/18/09	6,402	— (h)
				$(572)

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Australia — 2.4%
48	Macquarie Group Ltd. (c)	2,103
218	Santos Ltd. (m)	2,908
		5,011
	Austria — 0.7%
39	Intercell AG (a) (m)	1,494
	Belgium — 1.6%
71	Anheuser-Busch InBev N.V. (m)	3,332
	Canada — 0.5%
59	Kinross Gold Corp. (m)	1,089
	China — 2.8%
3,103	Bank of China Ltd., Class H (m)	1,800
1,100	China Merchants Bank Co., Ltd., Class H (m)	2,815
274	China Shenhua Energy Co., Ltd., Class H (m)	1,229
		5,844
	Finland — 1.6%
208	Nokia OYJ (m)	2,621
198	Ruukki Group OYJ (a) (c)	635
		3,256
	France — 12.7%
31	Atos Origin S.A. (a) (m)	1,446
49	BNP Paribas	3,678
53	Cie de Saint-Gobain (c)	2,559
31	Compagnie Generale des Etablissements Michelin, Class B (m)	2,263
70	GDF Suez (m)	2,912
16	Lafarge S.A. (m)	1,262
43	Sanofi-Aventis S.A. (m)	3,187
17	Schneider Electric S.A. (m)	1,721
41	Societe Generale (c)	2,695
32	Sodexo (m)	1,837
42	Total S.A. (m)	2,512
		26,072
	Germany — 7.1%
9	Allianz SE (m)	1,053
48	Bayer AG (m)	3,320
62	Daimler AG (m)	2,988
52	Lanxess AG (m)	1,631
17	Muenchener Rueckversicherungs AG (m)	2,754
31	Siemens AG (m)	2,802
		14,548
	Hong Kong — 3.3%
760	China Resources Land Ltd. (m)	1,835
434	Hang Lung Properties Ltd. (m)	1,640
1,038	Huabao International Holdings Ltd. (m)	990
324	Hutchison Whampoa Ltd. (m)	2,274
		6,739
	India — 0.9%
39	Infosys Technologies Ltd., ADR (m)	1,790
	Indonesia — 1.0%
2,718	Perusahaan Gas Negara PT (m)	1,011
1,105	Telekomunikasi Indonesia Tbk PT (m)	952
		1,963
	Ireland — 1.0%
115	Shire plc (m)	2,028
	Israel — 0.6%
26	Teva Pharmaceutical Industries Ltd., ADR (m)	1,313
	Italy — 2.5%
41	Saipem S.p.A. (m)	1,215
494	Snam Rete Gas S.p.A.	2,397
425	UniCredit S.p.A. (a) (m)	1,423
		5,035
	Japan — 20.3%
61	Astellas Pharma, Inc. (m)	2,261
81	FUJIFILM Holdings Corp. (m)	2,314
1	Japan Tobacco, Inc. (m)	2,786
133	Kirin Holdings Co., Ltd. (m)	2,171
276	Kubota Corp. (m)	2,145
421	Marubeni Corp. (m)	2,083
371	Mitsubishi Electric Corp. (a) (m)	2,822
387	Mitsubishi UFJ Financial Group, Inc. (m)	2,063
193	Mitsui & Co., Ltd. (m)	2,532
104	Mitsui Fudosan Co., Ltd. (m)	1,683
23	Nidec Corp. (m)	1,908
6	Nintendo Co., Ltd. (m)	1,505
399	Nissan Motor Co., Ltd. (a) (m)	2,887
134	Ricoh Co., Ltd. (m)	1,821
30	Shin-Etsu Chemical Co., Ltd. (m)	1,607
1	Sony Financial Holdings, Inc. (m)	1,461
357	Sumitomo Heavy Industries Ltd. (a) (m)	1,620
41	Sumitomo Mitsui Financial Group, Inc. (m)	1,377
200	Takashimaya Co., Ltd. (m)	1,348
88	Toyota Motor Corp. (m)	3,454
		41,848
	Luxembourg — 1.5%
93	ArcelorMittal (m)	3,133

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Netherlands — 8.8%
52	ASML Holding N.V. (m)	1,390
127	ING Groep N.V. CVA (a) (m)	1,655
124	Koninklijke Ahold N.V. (m)	1,566
191	Koninklijke KPN N.V. (m)	3,460
181	Royal Dutch Shell plc, Class A (c)	5,376
51	TNT N.V. (m)	1,343
108	Unilever N.V. CVA (m)	3,314
		18,104
	South Korea — 0.8%
16	POSCO, ADR (m)	1,654
	Spain — 2.3%
297	Banco Santander S.A. (m)	4,772
	Sweden — 0.5%
76	Atlas Copco AB, Class A (m)	1,020
	Switzerland — 3.3%
11	Roche Holding AG (m)	1,795
119	UBS AG (a) (m)	1,985
13	Zurich Financial Services AG (m)	2,912
		6,692
	Taiwan — 2.1%
264	HON HAI Precision Industry Co., Ltd., GDR (m)	2,106
226	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,154
		4,260
	United Kingdom — 18.0%
237	BG Group plc (m)	4,077
81	BHP Billiton plc (m)	2,193
973	BT Group plc (m)	2,085
777	Cable & Wireless plc (m)	1,845
139	Cookson Group plc (a) (m)	828
186	GlaxoSmithKline plc (m)	3,812
113	Imperial Tobacco Group plc (m)	3,316
154	Intercontinental Hotels Group plc (m)	1,968
373	International Power plc (m)	1,547
1,396	Lloyds Banking Group plc (a) (c)	1,968
232	Man Group plc (m)	1,172
217	National Grid plc (m)	2,149
331	Premier Farnell plc (m)	780
54	Reckitt Benckiser Group plc (m)	2,670
387	Tesco plc (m)	2,581
1,868	Vodafone Group plc (m)	4,116
		37,107
	Total Common Stocks (Cost $185,711)	198,104
Short-Term Investment — 3.1%
	Investment Company — 3.1%
6,453	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $6,453)	6,453
Investment of Cash Collateral for Securities on Loan — 3.7%
	Investment Company — 3.7%
7,599	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $7,599)	7,599
	Total Investments — 103.1% (Cost $199,763)	212,156
	Liabilities in Excess of Other Assets — (3.1)%	(6,420)
	NET ASSETS — 100.0%	$205,736

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	11.0%
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	7.9
Automobiles	4.6
Diversified Telecommunication Services	4.1
Insurance	4.0
Metals & Mining	3.9
Electronic Equipment, Instruments & Components	3.5
Industrial Conglomerates	3.2
Tobacco	3.0
Beverages	2.7
Capital Markets	2.6
Real Estate Management & Development	2.5
Multi-Utilities	2.5
Machinery	2.3
Trading Companies & Distributors	2.3
Electrical Equipment	2.2
Chemicals	2.1
Food & Staples Retailing	2.0
Wireless Telecommunication Services	2.0
Hotels, Restaurants & Leisure	1.9
Semiconductors & Semiconductor Equipment	1.7
Gas Utilities	1.7
Food Products	1.6
IT Services	1.6
Household Products	1.3
Communications Equipment	1.3
Building Products	1.3
Auto Components	1.1
Short-Term Investment	3.2
Others (each less than 1.0%)	6.2

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	TOPIX Index	12/10/09	$1,093	$(15)
43	Dow Jones EURO STOXX 50 Index	12/18/09	1,725	(60)
15	FTSE 100 Index	12/18/09	1,231	(14)
				$(89)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
11,799,647	AUD	11/13/09	$9,882	$10,612	$730
10,666,327	CHF	11/13/09	10,269	10,398	129
5,554,636	EUR	11/13/09	8,163	8,174	11
2,099,123	GBP	11/13/09	3,443	3,445	2
451,823,808	JPY	11/13/09	4,856	5,020	164
6,738,078	NOK	11/13/09	1,082	1,176	94
23,436,794	SEK	11/13/09	3,265	3,305	40
3,848,972	SGD	11/13/09	2,666	2,746	80
			$43,626	$44,876	$1,250

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,515,526	CHF	11/13/09	$2,426	$2,452	$(26)
13,984,193	EUR	11/13/09	20,170	20,580	(410)
1,699,387	GBP	11/13/09	2,754	2,789	(35)
41,667,271	HKD	11/13/09	5,378	5,377	1
706,190,925	JPY	11/13/09	7,670	7,845	(175)
			$38,398	$39,043	$(645)

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Australia — 1.7%
2,066	Santos Ltd. (m)	27,535
	Austria — 0.7%
295	OMV AG (m)	12,141
	Belgium — 2.2%
572	Anheuser-Busch InBev N.V. (m)	26,871
201	KBC Groep N.V. (a) (m)	8,598
		35,469
	China — 4.4%
32,248	Bank of China Ltd., Class H (m)	18,707
9,483	China Merchants Bank Co., Ltd., Class H (m)	24,261
8,098	China Petroleum & Chemical Corp., Class H (m)	6,868
5,128	China Shenhua Energy Co., Ltd., Class H (m)	23,002
		72,838
	Finland — 1.2%
1,127	Nokia OYJ (m)	14,235
1,576	Ruukki Group OYJ (a) (c)	5,050
		19,285
	France — 15.8%
417	BNP Paribas (c)	31,446
385	Cie de Saint-Gobain (c)	18,742
284	Compagnie Generale des Etablissements Michelin, Class B (m)	21,011
878	GDF Suez (m)	36,690
237	Lafarge S.A. (m)	19,219
1,629	Natixis (a) (m)	9,152
964	Rhodia S.A. (a) (m)	14,207
494	Sanofi-Aventis S.A. (m)	36,185
112	Schneider Electric S.A. (m)	11,601
448	Societe Generale (c)	29,771
290	Sodexo (m)	16,556
235	Total S.A. (m)	14,040
		258,620
	Germany — 10.5%
348	Bayer AG (m)	24,136
624	Daimler AG (m)	30,317
604	E.ON AG (m)	23,139
214	Hamburger Hafen und Logistik AG (c)	8,344
627	Lanxess AG (m)	19,655
226	Muenchener Rueckversicherungs AG (m)	35,804
335	Siemens AG (m)	30,290
		171,685
	Greece — 0.4%
680	Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	5,793
	Hong Kong — 1.7%
4,120	China Resources Land Ltd. (m)	9,945
2,435	Hutchison Whampoa Ltd. (m)	17,091
		27,036
	Indonesia — 1.1%
25,917	Perusahaan Gas Negara PT (m)	9,643
10,625	Telekomunikasi Indonesia Tbk PT (m)	9,149
		18,792
	Italy — 3.0%
4,314	Snam Rete Gas S.p.A. (c)	20,924
8,637	UniCredit S.p.A. (a) (m)	28,936
		49,860
	Japan — 15.8%
477	Aisin Seiki Co., Ltd. (m)	12,123
298	Astellas Pharma, Inc. (m)	10,970
2,076	Chiba Bank Ltd. (The) (m)	12,802
823	FUJIFILM Holdings Corp. (m)	23,403
1,616	Kubota Corp. (m)	12,558
3,078	Marubeni Corp. (m)	15,229
1,047	Mitsubishi Corp. (m)	22,193
2,825	Mitsubishi Electric Corp. (a) (m)	21,489
1,258	Mitsui & Co., Ltd. (m)	16,526
837	Mitsui Fudosan Co., Ltd. (m)	13,543
52	Nintendo Co., Ltd. (m)	13,068
4,093	Nissan Motor Co., Ltd. (a) (m)	29,616
1,485	Ricoh Co., Ltd. (m)	20,181
2,550	Sumitomo Heavy Industries Ltd. (a) (m)	11,570
717	Sumitomo Mitsui Financial Group, Inc. (m)	24,354
		259,625
	Luxembourg — 1.4%
655	ArcelorMittal (m)	22,163
	Netherlands — 9.2%
555	ASML Holding N.V. (m)	14,962
1,365	ING Groep N.V. CVA (a) (m)	17,767
981	Koninklijke Ahold N.V. (m)	12,355
1,540	Koninklijke KPN N.V. (m)	27,942
1,785	Royal Dutch Shell plc, Class A (m)	52,686
816	Unilever N.V. CVA (m)	25,129
		150,841
	South Africa — 0.5%
2,258	African Bank Investments Ltd. (m)	8,814
	Spain — 3.7%
3,744	Banco Santander S.A. (m)	60,245

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — 2.9%
964	UBS AG (a) (m)	16,082
136	Zurich Financial Services AG (m)	31,133
		47,215
	Taiwan — 1.0%
4,183	HON HAI Precision Industry Co., Ltd. (m)	16,385
	United Kingdom — 20.5%
3,291	Barclays plc (a) (m)	17,246
625	BG Group plc (m)	10,766
4,237	BP plc (m)	39,703
8,338	BT Group plc (m)	17,869
4,115	Cable & Wireless plc (m)	9,762
1,609	Cookson Group plc (a) (m)	9,600
6,618	GKN plc (a) (m)	11,593
1,011	GlaxoSmithKline plc (m)	20,742
4,245	HSBC Holdings plc (m)	46,903
568	Imperial Tobacco Group plc (m)	16,737
1,064	Intercontinental Hotels Group plc (m)	13,600
15,710	Lloyds Banking Group plc (a) (c)	22,151
2,552	National Grid plc (m)	25,278
658	Petropavlovsk plc (a) (m)	11,305
1,998	Prudential plc (m)	18,148
20,512	Vodafone Group plc (m)	45,206
		336,609
	Total Common Stocks (Cost $1,448,830)	1,600,951
	Preferred Stocks — 0.7%
	Germany — 0.7%
111	Volkswagen AG (m) (Cost $12,344)	11,042
Short-Term Investment — 1.9%
	Investment Company — 1.9%
31,700	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $31,700)	31,700
Investment of Cash Collateral for Securities on Loan — 2.2%
	Investment Company — 2.2%
35,680	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $35,680)	35,680
	Total Investments — 102.5% (Cost $1,528,554)	1,679,373
	Liabilities in Excess of Other Assets — (2.5)%	(40,295)
	NET ASSETS — 100.0%	$1,639,078

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	20.4%
Oil, Gas & Consumable Fuels	11.4
Pharmaceuticals	5.6
Insurance	5.2
Automobiles	4.3
Diversified Telecommunication Services	3.9
Industrial Conglomerates	3.8
Multi-Utilities	3.8
Trading Companies & Distributors	3.3
Wireless Telecommunication Services	2.8
Auto Components	2.7
Electronic Equipment, Instruments & Components	2.4
Metals & Mining	2.4
Chemicals	2.1
Electrical Equipment	2.0
Gas Utilities	1.9
Hotels, Restaurants & Leisure	1.8
Beverages	1.6
Diversified Financial Services	1.6
Food Products	1.5
Machinery	1.5
Real Estate Management & Development	1.4
Electric Utilities	1.4
Office Electronics	1.2
Construction Materials	1.2
Building Products	1.1
Tobacco	1.0
Capital Markets	1.0
Short-Term Investment	1.9
Others (each less than 1.0%)	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/09		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,049,526	CHF
52,930,626	for HKD	11/25/09	$6,831	#	$6,873	#	$42
118,109,825	AUD	11/25/09	99,875		106,100		6,225
30,809,228	CHF	11/25/09	29,738		30,036		298
14,114,276	DKK	11/25/09	2,707		2,790		83
64,025,108	EUR	11/25/09	94,671		94,218		(453)
31,600,635	GBP	11/25/09	51,708		51,857		149
210,615,436	HKD	11/25/09	27,192		27,179		(13)
11,781,285,018	JPY	11/25/09	128,717		130,896		2,179
50,683,478	NOK	11/25/09	8,417		8,844		427
237,363,285	SEK	11/25/09	33,522		33,471		(51)
21,568,441	SGD	11/25/09	14,984		15,386		402
			$498,362		$507,650		$9,288

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
67,764,201	CHF	11/25/09	$64,511	$66,063	$(1,552)
128,032,563	EUR	11/25/09	187,830	188,410	(580)
79,810,404	GBP	11/25/09	131,101	130,971	130
209,140,991	HKD	11/25/09	26,995	26,989	6
6,813,504,923	JPY	11/25/09	74,438	75,701	(1,263)
			$484,875	$488,134	$(3,259)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/09 of the currency being sold, and the value at 10/31/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Australia — 3.6%
1,020	Alumina Ltd. (a) (m)	1,497
114	Australia & New Zealand Banking Group Ltd. (m)	2,331
243	BHP Billiton Ltd. (m)	7,978
417	Challenger Financial Services Group Ltd. (m)	1,372
284	Harvey Norman Holdings Ltd. (m)	1,006
31	Macquarie Group Ltd.	1,339
47	Newcrest Mining Ltd. (m)	1,345
		16,868
	Austria — 0.8%
25	Andritz AG (m)	1,364
291	IMMOFINANZ AG (a)	998
40	Voestalpine AG	1,380
		3,742
	Belgium — 0.9%
33	Anheuser-Busch InBev N.V. (m)	1,546
313	Fortis (a) (m)	1,355
34	KBC Groep N.V. (a) (m)	1,459
		4,360
	China — 1.1%
3,010	Bank of China Ltd., Class H (m)	1,746
797	China Merchants Bank Co., Ltd., Class H (m)	2,039
1,807	Industrial & Commercial Bank of China, Class H (m)	1,438
		5,223
	Denmark — 0.8%
14	Carlsberg A/S, Class B (m)	1,006
37	D/S Norden (m)	1,390
51	Danske Bank A/S (a) (m)	1,175
		3,571
	Finland — 0.8%
37	Konecranes OYJ (m)	985
56	Metso OYJ (m)	1,551
55	YIT OYJ (m)	1,061
		3,597
	France — 10.5%
31	Accor S.A. (m)	1,502
247	Alcatel-Lucent (a) (m)	925
112	AXA S.A. (m)	2,794
55	BNP Paribas	4,125
33	Bouygues S.A. (m)	1,555
16	Casino Guichard Perrachon S.A. (m)	1,304
27	Cie de Saint-Gobain	1,339
16	Compagnie Generale des Etablissements Michelin, Class B (m)	1,193
73	Credit Agricole S.A. (m)	1,395
64	France Telecom S.A. (m)	1,576
45	GDF Suez (m)	1,867
22	Lafarge S.A. (m)	1,750
27	Lagardere SCA (m)	1,206
15	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,524
19	Pernod-Ricard S.A. (m)	1,596
18	PPR (m)	1,925
30	Renault S.A. (a) (m)	1,354
110	Rhodia S.A. (a) (m)	1,624
67	Sanofi-Aventis S.A. (m)	4,887
14	Schneider Electric S.A. (m)	1,507
36	Societe Generale	2,404
22	Technip S.A. (m)	1,354
127	Total S.A. (m)	7,571
44	Vivendi (m)	1,220
		49,497
	Germany — 6.2%
16	Allianz SE (m)	1,825
34	BASF SE (m)	1,816
35	Bayer AG (m)	2,451
30	Bayerische Motoren Werke AG (m)	1,473
6	Bijou Brigitte AG (m)	946
18	Bilfinger Berger AG (m)	1,170
36	Daimler AG (m)	1,748
38	Deutsche Bank AG (m)	2,764
53	Deutsche Post AG (m)	903
122	E.ON AG (m)	4,661
14	Linde AG (m)	1,462
22	MTU Aero Engines Holding AG (m)	982
9	Muenchener Rueckversicherungs AG (m)	1,462
20	RWE AG (m)	1,771
38	Siemens AG (m)	3,439
		28,873
	Greece — 0.7%
39	National Bank of Greece S.A. (a) (m)	1,442
101	Piraeus Bank S.A. (a) (m)	1,748
		3,190
	Hong Kong — 3.4%
396	China Everbright Ltd. (m)	933
1,375	CNOOC Ltd. (m)	2,059
517	Hang Lung Properties Ltd. (m)	1,954

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Hong Kong — Continued
217	Hutchison Whampoa Ltd. (m)	1,523
88	Jardine Strategic Holdings Ltd. (m)	1,528
262	Kingboard Chemical Holdings Ltd. (m)	1,052
247	Melco Crown Entertainment Ltd., ADR (a) (m)	1,226
186	Orient Overseas International Ltd. (m)	905
2,562	Shun Tak Holdings Ltd. (m)	1,723
111	Swire Pacific Ltd., Class A (m)	1,353
1,300	TPV Technology Ltd. (m)	853
185	Wharf Holdings Ltd. (m)	1,000
		16,109
	India — 0.7%
40	ICICI Bank Ltd., ADR (m)	1,257
373	Yes Bank Ltd. (a) (m)	1,858
		3,115
	Indonesia — 0.2%
1,199	Bank Rakyat Indonesia (m)	873
	Ireland — 0.3%
42	Paddy Power plc (m)	1,351
	Italy — 2.1%
46	Danieli & C Officine Meccaniche S.p.A (m)	1,161
259	Enel S.p.A. (m)	1,542
41	Fiat S.p.A. (a) (m)	605
235	Impregilo S.p.A. (m)	801
657	Intesa Sanpaolo S.p.A. (a) (m)	2,765
885	UniCredit S.p.A. (a) (m)	2,965
		9,839
	Japan — 19.2%
52	Aisin Seiki Co., Ltd. (m)	1,325
150	Asahi Glass Co., Ltd. (m)	1,264
33	Astellas Pharma, Inc. (m)	1,212
112	Brother Industries Ltd. (m)	1,271
50	Canon, Inc. (m)	1,896
—(h)	Central Japan Railway Co. (m)	660
56	Chugai Pharmaceutical Co., Ltd. (m)	1,100
55	Dentsu, Inc.	1,181
16	Disco Corp. (m)	888
30	East Japan Railway Co. (m)	1,928
45	FUJIFILM Holdings Corp. (m)	1,279
177	Fukuyama Transporting Co. Ltd. (m)	920
69	Hitachi Transport System Ltd. (m)	902
123	Honda Motor Co., Ltd. (m)	3,787
62	Hosiden Corp. (m)	746
34	Ibiden Co., Ltd. (m)	1,203
286	ITOCHU Corp. (m)	1,808
—(h)	Japan Tobacco, Inc. (m)	1,321
24	JFE Holdings, Inc. (m)	792
—(h)	KDDI Corp. (m)	849
94	Kirin Holdings Co., Ltd. (m)	1,534
95	Komatsu Ltd. (m)	1,852
218	Kubota Corp. (m)	1,694
16	Kyocera Corp. (m)	1,376
41	Makita Corp. (m)	1,342
267	Marubeni Corp. (m)	1,321
165	Mitsubishi Corp. (m)	3,502
211	Mitsubishi Electric Corp. (a) (m)	1,605
461	Mitsubishi UFJ Financial Group, Inc. (m)	2,454
183	Mitsui & Co., Ltd. (m)	2,403
108	Mitsui Fudosan Co., Ltd. (m)	1,747
247	Mizuho Securities Co., Ltd. (m)	852
260	Morinaga Milk Industry Co. Ltd. (m)	1,213
24	Nidec Corp. (m)	2,018
339	Nippon Sheet Glass Co., Ltd. (m)	999
363	Nippon Steel Corp. (m)	1,385
59	Nippon Telegraph & Telephone Corp. (m)	2,426
265	Nissan Motor Co., Ltd. (a) (m)	1,915
20	Nitori Co., Ltd. (m)	1,586
66	NOK Corp. (m)	869
273	Nomura Holdings, Inc. (m)	1,923
1	NTT DoCoMo, Inc. (m)	1,199
28	ORIX Corp. (m)	1,783
1	Rakuten, Inc. (m)	967
14	Rohm Co., Ltd. (m)	935
26	Secom Co., Ltd. (m)	1,208
19	Shin-Etsu Chemical Co., Ltd. (m)	1,024
46	Shionogi & Co., Ltd. (m)	992
10	SMC Corp. (m)	1,188
51	Sony Corp. (m)	1,515
—(h)	Sony Financial Holdings, Inc. (m)	1,208
51	Sumco Corp. (m)	973
153	Sumitomo Corp. (m)	1,487
105	Sumitomo Electric Industries Ltd. (m)	1,275
72	Sumitomo Metal Mining Co., Ltd. (m)	1,139
67	Sumitomo Mitsui Financial Group, Inc. (m)	2,260
52	Suzuki Motor Corp. (m)	1,261
66	Tokai Rika Co., Ltd. (m)	1,369
81	Toyota Motor Corp. (m)	3,178
5	Yahoo! Japan Corp.	1,462
89	Yamato Holdings Co., Ltd. (m)	1,319
		90,090

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Luxembourg — 0.4%
60	ArcelorMittal (m)	2,033
	Mexico — 0.6%
36	America Movil S.A.B. de C.V., Series L, ADR (m)	1,568
306	Grupo Modelo S.A.B. de C.V., Series C (a) (m)	1,391
		2,959
	Netherlands — 5.0%
59	ASML Holding N.V. (m)	1,592
54	CSM (m)	1,432
63	European Aeronautic Defence and Space Co., N.V. (m)	1,186
249	ING Groep N.V. CVA (a) (m)	3,244
83	Koninklijke KPN N.V. (m)	1,506
72	Koninklijke Philips Electronics N.V. (m)	1,814
353	Royal Dutch Shell plc, Class B (m)	10,154
13	Smit Internationale N.V. (m)	1,011
65	Wolters Kluwer N.V. (m)	1,453
		23,392
	Norway — 0.8%
119	DnB NOR ASA (a) (m)	1,358
62	Statoil ASA (m)	1,451
90	Telenor ASA (a)	1,167
		3,976
	Russia — 0.2%
105	Magnitogorsk Iron & Steel Works, GDR (a) (m)	992
	Singapore — 0.5%
680	Singapore Telecommunications Ltd. (m)	1,410
274	Wilmar International Ltd. (m)	1,208
		2,618
	South Korea — 1.0%
14	Hyundai Motor Co. (m)	1,272
13	LG Electronics, Inc. (m)	1,218
3	Samsung Electronics Co., Ltd. (m)	2,081
		4,571
	Spain — 4.3%
174	Banco Bilbao Vizcaya Argentaria S.A.	3,106
390	Banco Santander S.A. (m)	6,288
177	Iberdrola S.A. (m)	1,606
26	Inditex S.A.	1,509
54	Repsol YPF S.A. (m)	1,440
223	Telefonica S.A. (m)	6,219
		20,168
	Sweden — 1.4%
124	Atlas Copco AB, Class A (m)	1,668
63	Electrolux AB, Series B, (a) (m)	1,504
64	NCC AB, Class B (m)	974
71	Svenska Cellulosa AB, Class B (m)	976
51	Svenska Handelsbanken AB, Class A (m)	1,309
		6,431
	Switzerland — 9.3%
80	ABB Ltd. (a) (m)	1,481
13	Baloise Holdings AG (m)	1,149
52	Compagnie Financiere Richemont S.A., Class A (m)	1,465
78	Credit Suisse Group AG (m)	4,173
34	GAM Holding Ltd. (m)	413
25	Holcim Ltd. (a) (m)	1,572
43	Julius Baer Group Ltd. (m)	1,603
160	Nestle S.A. (m)	7,439
128	Novartis AG (m)	6,677
30	Roche Holding AG (m)	4,730
14	Sonova Holding AG (m)	1,435
6	Swatch Group AG (The) (m)	1,487
42	Temenos Group AG (a) (m)	959
203	UBS AG (a) (m)	3,381
170	Xstrata plc (a) (m)	2,456
13	Zurich Financial Services AG (m)	3,017
		43,437
	Taiwan — 0.3%
145	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,387
	United Kingdom — 23.8%
48	Anglo American plc (a) (m)	1,734
62	AstraZeneca plc (m)	2,793
58	Autonomy Corp. plc (a) (m)	1,273
162	Aviva plc (m)	1,012
765	Barclays plc (a) (m)	4,012
315	Barratt Developments plc (a) (m)	694
87	Bellway plc (m)	1,041
170	BG Group plc (m)	2,935
873	BP plc (m)	8,178
79	British American Tobacco plc (m)	2,514
181	British Land Co. plc (m)	1,398
247	Britvic plc (m)	1,411
758	BT Group plc (m)	1,624
179	Burberry Group plc (m)	1,577
47	Carnival plc (m)	1,451
233	Cookson Group plc (a) (m)	1,388

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
780	Debenhams plc (m)	995
2,272	DSG International plc (a) (m)	1,137
104	Eurasian Natural Resources Corp. (m)	1,409
716	GKN plc (a) (m)	1,254
262	GlaxoSmithKline plc (m)	5,378
655	HMV Group plc (m)	1,190
848	HSBC Holdings plc (m)	9,376
58	Imperial Tobacco Group plc (m)	1,707
3,027	Inchcape plc (a) (m)	1,452
97	Intercontinental Hotels Group plc (m)	1,238
253	International Power plc (m)	1,052
83	Kazakhmys plc (a) (m)	1,480
321	Kingfisher plc (m)	1,175
1,157	Lloyds Banking Group plc (a)	1,631
461	Logica plc (m)	874
295	Man Group plc (m)	1,490
284	Marks & Spencer Group plc (m)	1,591
166	Michael Page International plc (m)	875
159	Millennium & Copthorne Hotels plc (m)	878
44	Next plc (m)	1,287
83	Petrofac Ltd. (m)	1,280
73	Petropavlovsk plc (a) (m)	1,247
59	Premier Oil plc (a) (m)	1,143
273	Prudential plc (m)	2,481
337	PZ Cussons plc (m)	1,378
32	Reckitt Benckiser Group plc (m)	1,570
81	Rio Tinto plc (m)	3,571
60	SABMiller plc (m)	1,572
121	SSL International plc (m)	1,252
141	Standard Chartered plc (m)	3,471
1,130	Taylor Wimpey plc (a) (m)	685
310	Tesco plc (m)	2,066
74	Travis Perkins plc (a) (m)	915
147	Tullett Prebon plc (m)	874
114	Unilever plc (m)	3,397
41	Vedanta Resources plc (m)	1,399
3,605	Vodafone Group plc (m)	7,944
349	Wm Morrison Supermarkets plc (m)	1,601
136	WPP plc (m)	1,214
		111,564
	Total Common Stocks (Cost $403,689)	463,826
	Preferred Stocks — 0.9%
	Brazil — 0.4%
42	Petroleo Brasileiro S.A., ADR (m)	1,682
	Germany — 0.5%
15	Porsche Automobil Holding SE (m)	1,172
13	Volkswagen AG (m)	1,295
		2,467
	Total Preferred Stocks (Cost $2,302)	4,149

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
	Rights — 0.0%
	United Kingdom — 0.0%
409	Barratt Developments plc, expiring 11/03/09 (a) (m) (Cost $430)	228

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
1,200	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $1,200)	1,200
	Total Investments — 100.1% (Cost $407,621)	469,403
	Liabilities in Excess of Other Assets — (0.1)%	(600)
	NET ASSETS — 100.0%	$468,803

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.1%
Oil, Gas & Consumable Fuels	7.8
Metals & Mining	6.8
Pharmaceuticals	6.4
Automobiles	4.1
Capital Markets	3.7
Diversified Telecommunication Services	3.4
Insurance	3.2
Food Products	3.1
Wireless Telecommunication Services	2.5
Machinery	2.4
Trading Companies & Distributors	2.4
Beverages	2.1
Industrial Conglomerates	2.1
Diversified Financial Services	1.8
Household Durables	1.8
Semiconductors & Semiconductor Equipment	1.7
Electric Utilities	1.7
Electronic Equipment, Instruments & Components	1.6
Hotels, Restaurants & Leisure	1.6
Real Estate Management & Development	1.5
Textiles, Apparel & Luxury Goods	1.5
Multiline Retail	1.4
Specialty Retail	1.4
Media	1.3
Auto Components	1.3
Chemicals	1.3
Electrical Equipment	1.3
Construction & Engineering	1.2
Tobacco	1.2
Food & Staples Retailing	1.1
Others (each less than 1.0%)	11.2

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

JPMorgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Fiduciary Depositary Receipt

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares

SEK	— Swedish Krona

SGD	— Singapore Dollar

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2009.

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) that are fair valued (amounts in thousands):

Fund	Value	Percentage
International Equity Index Fund	$—	—%

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$501,266	60.3%
International Equity Fund	506,262	92.5
International Equity Index Fund	840,546	94.4
International Opportunities Fund	190,103	92.9
International Value Fund	1,611,993	98.1
Intrepid International Fund	459,693	97.9

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(l)	— The rate shown is the current yield as of October 31, 2009.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(w)	— When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$791,912	$531,978	$875,898
Investments in affiliates, at value	39,563	33,810	40,110
Total investment securities, at value	831,475	565,788	916,008
Cash	1,083	363	149
Foreign currency, at value	4,746	17	2,422
Restricted foreign currency, at value (See Note 2)	—	—	3,628
Deposits at broker for futures contracts	—	—	2,856
Receivables:
Due from affiliate (See Note 2)	—	—	753
Investment securities sold	7,141	—	376
Fund shares sold	5,511	703	9,212
Interest and dividends	1,109	984	1,395
Tax reclaims	—	426	176
Total Assets	851,065	568,281	936,975

LIABILITIES:
Payables:
Investment securities purchased	40,374	—	1,356
Collateral for securities lending program	—	18,695	25,804
Fund shares redeemed	593	494	681
Variation margin on futures contracts	—	—	603
Other (See Note 2)	—	—	753
Accrued liabilities:
Investment advisory fees	675	328	431
Administration fees	70	69	53
Shareholder servicing fees	130	72	5
Distribution fees	43	43	40
Custodian and accounting fees	133	55	144
Trustees’ and Chief Compliance Officer’s fees	2	8	7
Deferred India capital gains tax	149	—	—
Other	168	351	229
Total Liabilities	42,337	20,115	30,106
Net Assets	$808,728	$548,166	$906,869

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$651,597	$473,616	$741,156
Accumulated undistributed (distributions in excess of) net investment income	2,536	584	8,959
Accumulated net realized gains (losses)	(30,242)	(12,696)	(87,520)
Net unrealized appreciation (depreciation)	184,837	86,662	244,274
Total Net Assets	$808,728	$548,166	$906,869

Net Assets:
Class A	$121,638	$114,557	$109,441
Class B	10,535	5,303	8,179
Class C	19,803	22,934	16,231
Class R2	—	64	234
Class R5	—	144,494	—
Institutional Class	325,849	—	—
Select Class	330,903	260,814	772,784
Total	$808,728	$548,166	$906,869

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,474	9,287	6,119
Class B	566	443	495
Class C	1,071	1,936	935
Class R2	—	5	13
Class R5	—	11,587	—
Institutional Class	16,949	—	—
Select Class	17,379	20,910	42,908

Net Asset Value:
Class A — Redemption price per share	$18.79	$12.33	$17.89
Class B — Offering price per share (a)	18.60	11.97	16.54
Class C — Offering price per share (a)	18.49	11.85	17.35
Class R2 — Offering and redemption price per share	—	12.31	17.76
Class R5 — Offering and redemption price per share	—	12.47	—
Institutional Class — Offering and redemption price per share	19.23	—	—
Select Class — Offering and redemption price per share	19.04	12.47	18.01
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.83	$13.01	$18.88

Cost of investments in non-affiliates	$606,943	$445,359	$630,898
Cost of investments in affiliates	39,563	33,810	40,110
Cost of foreign currency	4,739	18	2,402
Cost of restricted foreign currency (See Note 2)	—	—	3,811
Value of securities on loan	—	17,197	24,717

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$198,104	$1,611,993	$468,203
Investments in affiliates, at value	14,052	67,380	1,200
Total investment securities, at value	212,156	1,679,373	469,403
Cash	93	149	151
Foreign currency, at value	499	2,147	24
Deposits at broker for futures contracts	364	—	—
Receivables:
Investment securities sold	4,592	52,129	7,696
Fund shares sold	7	5,767	203
Interest and dividends	339	1,904	707
Tax reclaims	35	218	530
Unrealized appreciation on forward foreign currency exchange contracts	1,251	9,941	—
Total Assets	219,336	1,751,628	478,714

LIABILITIES:
Payables:
Investment securities purchased	5,003	70,074	8,752
Collateral for securities lending program	7,599	35,680	—
Fund shares redeemed	34	1,084	437
Variation margin on futures contracts	66	—	—
Unrealized depreciation on forward foreign currency exchange contracts	646	3,912	—
Accrued liabilities:
Investment advisory fees	107	852	353
Administration fees	19	149	49
Shareholder servicing fees	12	315	81
Distribution fees	4	46	6
Custodian and accounting fees	35	140	99
Trustees’ and Chief Compliance Officer’s fees	3	5	1
Other	72	293	133
Total Liabilities	13,600	112,550	9,911
Net Assets	$205,736	$1,639,078	$468,803

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$290,938	$1,867,116	$1,012,619
Accumulated undistributed (distributions in excess of) net investment income	4,715	32,925	6,681
Accumulated net realized gains (losses)	(102,848)	(417,994)	(612,331)
Net unrealized appreciation (depreciation)	12,931	157,031	61,834
Total Net Assets	$205,736	$1,639,078	$468,803

Net Assets:
Class A	$13,773	$134,648	$23,506
Class B	1,716	6,517	—
Class C	636	18,081	1,489
Class R2	—	423	60
Institutional Class	161,023	347,238	112,905
Select Class	28,588	1,132,171	330,843
Total	$205,736	$1,639,078	$468,803

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,138	10,970	1,568
Class B	143	539	—
Class C	54	1,512	99
Class R2	—	35	4
Institutional Class	13,097	27,857	7,396
Select Class	2,335	91,331	21,608

Net Asset Value:
Class A — Redemption price per share	$12.10	$12.27	$14.99
Class B — Offering price per share (a)	12.03	12.10	—
Class C — Offering price per share (a)	11.82	11.96	14.99
Class R2 — Offering and redemption price per share	—	12.19	14.86
Institutional Class — Offering and redemption price per share	12.29	12.47	15.27
Select Class — Offering and redemption price per share	12.24	12.40	15.31
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.77	$12.95	$15.82

Cost of investments in non-affiliates	$185,711	$1,461,174	$406,421
Cost of investments in affiliates	14,052	67,380	1,200
Cost of foreign currency	493	2,156	24
Value of securities on loan	7,173	33,820	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,287	$15,509		$26,412
Interest income from affiliates	1	1		20
Dividend income from affiliates (a)	197	39		118
Income from securities lending (net)	68	971		2,597
Foreign taxes withheld	(364)	(1,663)		(2,836)
Total investment income	11,189	14,857		26,311

EXPENSES:
Investment advisory fees	4,773	3,615		4,058
Administration fees	501	479		783
Distribution fees:
Class A	143	215		211
Class B	58	35		56
Class C	67	150		83
Class R2	—	—	(b)	— (b)
Shareholder servicing fees:
Class A	143	215		211
Class B	19	11		19
Class C	22	50		28
Class R2	—	—	(b)	— (b)
Class R5	—	49		—
Institutional Class	178	—		—
Select Class	563	610		1,588
Custodian and accounting fees	477	123		497
Interest expense to affiliates	—	4		9
Professional fees	81	90		100
Trustees’ and Chief Compliance Officer’s fees	5	4		7
Printing and mailing costs	127	58		134
Registration and filing fees	100	119		83
Transfer agent fees	423	523		718
Other	25	9		38
Total expenses	7,705	6,359		8,623
Less amounts waived	(74)	(1,351)		(2,169)
Less earnings credits	—	—	(b)	—
Less expense reimbursements	—	—		(7)
Net expenses	7,631	5,008		6,447
Net investment income (loss)	3,558	9,849		19,864

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(13,679)	$(8,082)	$(74,270)
Futures	—	—	(5,666)
Foreign currency transactions	(116)	258	376
Net realized gain (loss)	(13,795)	(7,824)	(79,560)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	216,170 (c)	108,840	242,926
Futures	—	—	3,169
Foreign currency translations	18	13	(133)
Change in net unrealized appreciation (depreciation)	216,188	108,853	245,962
Net realized/unrealized gains (losses)	202,393	101,029	166,402
Change in net assets resulting from operations	$205,951	$110,878	$186,266

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Net of deferred India Capital Gains Tax of approximately $149,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009 (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund		Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,702	$42,191		$14,737
Interest income from affiliates	1	8		8
Dividend income from affiliates (a)	15	305		2
Income from securities lending (net)	391	2,166		—
Foreign taxes withheld	(618)	(4,364)		(1,453)
Total investment income	5,491	40,306		13,294

EXPENSES:
Investment advisory fees	992	6,826		3,727
Administration fees	175	1,199		467
Distribution fees:
Class A	25	258		38
Class B	9	46		—
Class C	2	111		10
Class R2	—	—	(b)	—	(b)
Shareholder servicing fees:
Class A	25	258		38
Class B	3	15		—
Class C	1	37		3
Class R2	—	—	(b)	—	(b)
Institutional Class	130	218		88
Select Class	60	1,988		834
Custodian and accounting fees	118	547		315
Interest expense to affiliates	3	—		39
Professional fees	79	107		85
Trustees’ and Chief Compliance Officer’s fees	2	11		4
Printing and mailing costs	16	171		85
Registration and filing fees	47	168		83
Transfer agent fees	86	758		132
Other	8	18		11
Total expenses	1,781	12,736		5,959
Less amounts waived	(136)	(48)		(623)
Net expenses	1,645	12,688		5,336
Net investment income (loss)	3,846	27,618		7,958

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(35,736)	$(243,048)	$(245,072)
Futures	128	903	(67)
Foreign currency transactions	316	9,642	639
Net realized gain (loss)	(35,292)	(232,503)	(244,500)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	69,566	500,610	307,816
Futures	(89)	(234)	—
Foreign currency translations	1,292	6,196	102
Change in net unrealized appreciation (depreciation)	70,769	506,572	307,918
Net realized/unrealized gains (losses)	35,477	274,069	63,418
Change in net assets resulting from operations	$39,323	$301,687	$71,376

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,558	$7,379	$9,849	$28,149
Net realized gain (loss)	(13,795)	(10,877)	(7,824)	669,518
Change in net unrealized appreciation (depreciation)	216,188	(334,522)	108,853	(1,295,092)
Change in net assets resulting from operations	205,951	(338,020)	110,878	(597,425)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(719)	(47)	(1,589)	(4,005)
From net realized gains	—	—	(37,068)	(37,456)
Class B
From net investment income	(62)	—	(75)	(225)
From net realized gains	—	—	(2,278)	(2,715)
Class C
From net investment income	(64)	—	(324)	(1,013)
From net realized gains	—	—	(10,061)	(12,085)
Class R2 (a)
From net investment income	—	—	(1)	—
From net realized gains	—	—	(22)	—
Class R5
From net investment income	—	—	(2,274)	(2,889)
From net realized gains	—	—	(37,418)	(15,440)
Institutional Class
From net investment income	(2,758)	(644)	—	—
Select Class
From net investment income	(4,365)	(544)	(5,191)	(23,542)
From net realized gains	—	—	(112,931)	(482,248)
Total distributions to shareholders	(7,968)	(1,235)	(209,232)	(581,618)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	268,670	58,432	165,511	(1,874,295)

NET ASSETS:
Change in net assets	466,653	(280,823)	67,157	(3,053,338)
Beginning of period	342,075	622,898	481,009	3,534,347
End of period	$808,728	$342,075	$548,166	$481,009
Accumulated undistributed (distributions in excess of) net investment income	$2,536	$7,062	$584	$(69)

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,864	$40,775	$3,846	$5,141
Net realized gain (loss)	(79,560)	67,676	(35,292)	(24,275)
Change in net unrealized appreciation (depreciation)	245,962	(845,125)	70,769	(99,687)
Change in net assets resulting from operations	186,266	(736,674)	39,323	(118,821)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,656)	(2,659)	(138)	(195)
From net realized gains	(7,474)	(7,154)	—	—
Class B
From net investment income	(302)	(275)	(8)	(26)
From net realized gains	(828)	(1,155)	—	—
Class C
From net investment income	(375)	(327)	(3)	(2)
From net realized gains	(1,016)	(1,255)	—	—
Class R2 (a)
From net investment income	(2)	—	—	—
From net realized gains	(5)	—	—	—
Institutional Class
From net investment income	—	—	(3,282)	(3,191)
Select Class
From net investment income	(32,065)	(30,904)	(517)	(1,046)
From net realized gains	(61,778)	(75,872)	—	—
Total distributions to shareholders	(107,501)	(119,601)	(3,948)	(4,460)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,707	(97,337)	12,802	47,014

NET ASSETS:
Change in net assets	90,472	(953,612)	48,177	(76,267)
Beginning of period	816,397	1,770,009	157,559	233,826
End of period	$906,869	$816,397	$205,736	$157,559
Accumulated undistributed (distributions in excess of) net investment income	$8,959	$24,577	$4,715	$4,200

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,618	$31,638	$7,958	$46,541
Net realized gain (loss)	(232,503)	(172,806)	(244,500)	(359,783)
Change in net unrealized appreciation (depreciation)	506,572	(487,391)	307,918	(697,334)
Change in net assets resulting from operations	301,687	(628,559)	71,376	(1,010,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,125)	(1,314)	(1,192)	(225)
From net realized gains	—	(5,595)	—	(369)
Class B
From net investment income	(160)	(95)	—	—
From net realized gains	—	(724)	—	—
Class C
From net investment income	(387)	(159)	(113)	(29)
From net realized gains	—	(911)	—	(75)
Class R2 (a)
From net investment income	(2)	—	(4)	—
Institutional Class
From net investment income	(5,546)	(2,853)	(7,511)	(4,330)
From net realized gains	—	(10,233)	—	(5,152)
Select Class
From net investment income	(24,451)	(8,938)	(32,144)	(19,891)
From net realized gains	—	(34,984)	—	(27,841)
Total distributions to shareholders	(33,671)	(65,806)	(40,964)	(57,912)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	558,187	435,741	(214,831)	(642,933)

NET ASSETS:
Change in net assets	826,203	(258,624)	(184,419)	(1,711,421)
Beginning of period	812,875	1,071,499	653,222	2,364,643
End of period	$1,639,078	$812,875	$468,803	$653,222
Accumulated undistributed (distributions in excess of) net investment income	$32,925	$29,154	$6,681	$38,604

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$93,400	$31,194	$64,416	$53,024
Dividends and distributions reinvested	675	43	30,900	30,051
Cost of shares redeemed	(27,906)	(25,023)	(48,759)	(63,233)
Redemption fees	7	6	4	8
Change in net assets from Class A capital transactions	$66,176	$6,220	$46,561	$19,850

Class B
Proceeds from shares issued	$2,566	$4,475	$1,146	$2,007
Dividends and distributions reinvested	57	—	1,813	2,270
Cost of shares redeemed	(2,328)	(4,468)	(1,563)	(4,536)
Redemption fees	1	2	— (b)	1
Change in net assets from Class B capital transactions	$296	$9	$1,396	$(258)

Class C
Proceeds from shares issued	$13,432	$4,759	$8,929	$12,417
Dividends and distributions reinvested	53	—	5,176	5,925
Cost of shares redeemed	(2,197)	(3,501)	(9,688)	(19,965)
Redemption fees	1	1	1	2
Change in net assets from Class C capital transactions	$11,289	$1,259	$4,418	$(1,621)

Class R2 (a)
Proceeds from shares issued	$—	$—	$51	$—
Dividends and distributions reinvested	—	—	23	—
Redemption fees	—	—	— (b)	—
Change in net assets from Class R2 capital transactions	$—	$—	$74	$—

Class R5
Proceeds from shares issued	$—	$—	$45,438	$78,646
Dividends and distributions reinvested	—	—	39,641	18,329
Cost of shares redeemed	—	—	(12,381)	(15,721)
Redemption fees	—	—	4	4
Change in net assets from Class R5 capital transactions	$—	$—	$72,702	$81,258

Institutional Class
Proceeds from shares issued	$155,331	$58,239	$—	$—
Dividends and distributions reinvested	2,059	488	—	—
Cost of shares redeemed	(18,200)	(42,722)	—	—
Redemption fees	22	19	—	—
Change in net assets from Institutional Class capital transactions	$139,212	$16,024	$—	$—

Select Class
Proceeds from shares issued	$171,112	$125,404	$102,044	$325,222
Dividends and distributions reinvested	2,583	241	75,111	236,398
Cost of shares redeemed	(122,024)	(90,758)	(136,807)	(2,535,196)
Redemption fees	26	33	12	52
Change in net assets from Select Class capital transactions	$51,697	$34,920	$40,360	$(1,973,524)

Total change in net assets from capital transactions	$268,670	$58,432	$165,511	$(1,874,295)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	5,844	1,439	6,260	1,841
Reinvested	56	2	3,303	940
Redeemed	(1,969)	(1,281)	(5,064)	(2,261)
Change in Class A Shares	3,931	160	4,499	520

Class B
Issued	160	197	115	67
Reinvested	5	—	200	72
Redeemed	(171)	(220)	(162)	(163)
Change in Class B Shares	(6)	(23)	153	(24)

Class C
Issued	814	211	945	414
Reinvested	4	—	576	188
Redeemed	(152)	(175)	(941)	(701)
Change in Class C Shares	666	36	580	(99)

Class R2 (a)
Issued	—	—	3	—
Reinvested	—	—	2	—
Change in Class R2 Shares	—	—	5	—

Class R5
Issued	—	—	3,936	2,907
Reinvested	—	—	4,191	575
Redeemed	—	—	(1,253)	(555)
Change in Class R5 Shares	—	—	6,874	2,927

Institutional Class
Issued	9,689	3,066	—	—
Reinvested	168	20	—	—
Redeemed	(1,298)	(1,930)	—	—
Change in Institutional Class Shares	8,559	1,156	—	—

Select Class
Issued	11,078	6,162	10,616	10,967
Reinvested	212	10	7,956	7,308
Redeemed	(8,620)	(4,340)	(12,747)	(78,150)
Change in Select Class Shares	2,670	1,832	5,825	(59,875)

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,488	$63,718	$6,039	$1,276
Dividends and distributions reinvested	9,865	8,538	129	181
Cost of shares redeemed	(28,466)	(45,100)	(1,738)	(2,034)
Redemption fees	2	4	— (b)	— (b)
Change in net assets from Class A capital transactions	$16,889	$27,160	$4,430	$(577)

Class B
Proceeds from shares issued	$917	$3,471	$938	$556
Dividends and distributions reinvested	1,085	1,302	8	24
Cost of shares redeemed	(2,887)	(7,365)	(451)	(834)
Redemption fees	— (b)	1	— (b)	— (b)
Change in net assets from Class B capital transactions	$(885)	$(2,591)	$495	$(254)

Class C
Proceeds from shares issued	$6,021	$7,334	$534	$162
Dividends and distributions reinvested	1,166	1,229	1	2
Cost of shares redeemed	(2,860)	(8,829)	(89)	(93)
Redemption fees	— (b)	1	— (b)	— (b)
Change in net assets from Class C capital transactions	$4,327	$(265)	$446	$71

Class R2 (a)
Proceeds from shares issued	$220	$—	$—	$—
Dividends and distributions reinvested	7	—	—	—
Cost of shares redeemed	(1)	—	—	—
Redemption fees	— (b)	—	—	—
Change in net assets from Class R2 capital transactions	$226	$—	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$27,508	$88,138
Dividends and distributions reinvested	—	—	2,318	2,011
Cost of shares redeemed	—	—	(22,350)	(27,360)
Redemption fees	—	—	2	1
Change in net assets from Institutional Class capital transactions	$—	$—	$7,478	$62,790

Select Class
Proceeds from shares issued	$241,760	$290,507	$4,149	$224
Dividends and distributions reinvested	30,857	28,792	297	724
Cost of shares redeemed	(281,483)	(440,981)	(4,494)	(15,964)
Redemption fees	16	41	1	— (b)
Change in net assets from Select Class capital transactions	$(8,850)	$(121,641)	$(47)	$(15,016)

Total change in net assets from capital transactions	$11,707	$(97,337)	$12,802	$47,014

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	2,335	2,363	623	80
Reinvested	685	297	14	11
Redeemed	(1,956)	(1,788)	(172)	(138)
Change in Class A Shares	1,064	872	465	(47)

Class B
Issued	67	138	98	34
Reinvested	81	48	1	1
Redeemed	(218)	(315)	(45)	(57)
Change in Class B Shares	(70)	(129)	54	(22)

Class C
Issued	379	279	54	11
Reinvested	83	44	— (a)	— (a)
Redeemed	(201)	(374)	(9)	(6)
Change in Class C Shares	261	(51)	45	5

Class R2 (b)
Issued	13	—	—	—
Reinvested	— (a)	—	—	—
Redeemed	— (a)	—	—	—
Change in Class R2 Shares	13	—	—	—

Institutional Class
Issued	—	—	2,648	5,955
Reinvested	—	—	242	119
Redeemed	—	—	(2,261)	(1,866)
Change in Institutional Class Shares	—	—	629	4,208

Select Class
Issued	15,961	12,467	400	14
Reinvested	2,081	990	31	43
Redeemed	(18,752)	(16,933)	(445)	(1,141)
Change in Select Class Shares	(710)	(3,476)	(14)	(1,084)

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$87,967	$119,838	$16,644	$10,033
Dividends and distributions reinvested	2,077	4,726	1,011	539
Cost of shares redeemed	(55,160)	(77,440)	(9,321)	(9,054)
Redemption fees	8	11	— (a)	— (a)
Change in net assets from Class A capital transactions	$34,892	$47,135	$8,334	$1,518

Class B
Proceeds from shares issued	$647	$2,920	$—	$—
Dividends and distributions reinvested	130	664	—	—
Cost of shares redeemed	(2,510)	(2,965)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class B capital transactions	$(1,732)	$620	$—	$—

Class C
Proceeds from shares issued	$7,778	$13,825	$333	$1,403
Dividends and distributions reinvested	195	621	79	56
Cost of shares redeemed	(4,869)	(8,380)	(777)	(2,143)
Redemption fees	1	2	— (a)	— (a)
Change in net assets from Class C capital transactions	$3,105	$6,068	$(365)	$(684)

Class R2 (b)
Proceeds from shares issued	$536	$—	$50	$—
Dividends and distributions reinvested	2	—	4	—
Cost of shares redeemed	(106)	—	—	—
Redemption fees	— (a)	—	— (a)	—
Change in net assets from Class R2 capital transactions	$432	$—	$54	$—

Institutional Class
Proceeds from shares issued	$212,949	$159,106	$49,941	$37,986
Dividends and distributions reinvested	1,627	2,641	71	3,031
Cost of shares redeemed	(77,572)	(71,993)	(56,256)	(141,883)
Redemption fees	15	23	1	8
Change in net assets from Institutional Class capital transactions	$137,019	$89,777	$(6,243)	$(100,858)

Select Class
Proceeds from shares issued	$727,606	$549,852	$85,691	$420,420
Dividends and distributions reinvested	1,646	4,897	388	4,810
Cost of shares redeemed	(344,843)	(262,685)	(302,693)	(968,184)
Redemption fees	62	77	3	45
Change in net assets from Select Class capital transactions	$384,471	$292,141	$(216,611)	$(542,909)

Total change in net assets from capital transactions	$558,187	$435,741	$(214,831)	$(642,933)

(a)	Amount rounds to less than one thousand (shares or dollars).

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	8,804	7,429	1,269	487
Reinvested	215	264	86	21
Redeemed	(5,727)	(5,112)	(751)	(442)
Change in Class A Shares	3,292	2,581	604	66

Class B
Issued	63	173	—	—
Reinvested	14	38	—	—
Redeemed	(262)	(201)	—	—
Change in Class B Shares	(185)	10	—	—

Class C
Issued	795	876	23	59
Reinvested	21	36	6	2
Redeemed	(515)	(545)	(63)	(106)
Change in Class C Shares	301	367	(34)	(45)

Class R2 (a)
Issued	43	—	4	—
Reinvested	— (b)	—	— (b)	—
Redeemed	(8)	—	—	—
Change in Class R2 Shares	35	—	4	—

Institutional Class
Issued	21,286	9,303	4,125	1,623
Reinvested	167	146	6	123
Redeemed	(7,855)	(4,713)	(4,597)	(7,012)
Change in Institutional Class Shares	13,598	4,736	(466)	(5,266)

Select Class
Issued	69,961	36,500	6,731	18,177
Reinvested	170	272	32	197
Redeemed	(33,021)	(17,406)	(23,809)	(50,056)
Change in Select Class Shares	37,110	19,366	(17,046)	(31,682)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2009	$12.66	$0.07	(e)	$6.31	$6.38	$(0.25)	$—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(f)

Class B
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(f)

Class C
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Institutional Class
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(f)

Select Class
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.79	51.49%	$121,638	1.85%	0.45%	1.85%	10%
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4
12.23	29.45	8,385	1.89	0.29	2.11	149

18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4
12.14	28.81	3,108	2.39	(0.18)	2.53	149

18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4
12.47	30.08	61,981	1.45	0.75	1.53	149

19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4
12.36	29.77	127,937	1.64	0.51	1.69	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2009	$18.28	$0.20	(e)(f)	$1.98	(f)	$2.18	$(0.20)	$(7.93)	$(8.13)	$—	(g)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(g)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(g)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(g)
Year Ended October 31, 2005	27.09	0.37		3.73		4.10	(0.37)	—	(0.37)	—	(g)

Class B
Year Ended October 31, 2009	18.01	0.14	(e)(f)	1.92	(f)	2.06	(0.17)	(7.93)	(8.10)	—	(g)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(g)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(g)
Year Ended October 31, 2005	26.97	0.21		3.70		3.91	(0.23)	—	(0.23)	—	(g)

Class C
Year Ended October 31, 2009	17.92	0.14	(e)(f)	1.89	(f)	2.03	(0.17)	(7.93)	(8.10)	—	(g)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(g)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(g)
Year Ended October 31, 2005	26.91	0.20		3.69		3.89	(0.23)	—	(0.23)	—	(g)

Class R2
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(f)	1.96	(f)	2.14	(0.19)	(7.93)	(8.12)	—	(g)

Class R5
Year Ended October 31, 2009	18.38	0.25	(e)(f)	2.01	(f)	2.26	(0.24)	(7.93)	(8.17)	—	(g)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(g)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(g)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(g)

Select Class
Year Ended October 31, 2009	18.38	0.24	(e)(f)	2.00	(f)	2.24	(0.22)	(7.93)	(8.15)	—	(g)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(g)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(g)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(g)
Year Ended October 31, 2005	27.14	0.45		3.75		4.20	(0.44)	—	(0.44)	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively. The impact on net realized and unrealized gains (losses) on investments per share and the total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.04%

(j)	Includes interest expense of 0.01%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.33	27.39	%(f)	$114,557	1.31%		1.90	%(f)	1.62%	14%
18.28	(43.95	) (h)	87,531	1.35	(i)	2.33		1.64	13
42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22
30.82	15.16		128,392	1.35		1.33		1.55	22

11.97	26.72	(f)	5,303	1.87		1.44	(f)	2.12	14
18.01	(44.27	) (h)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22
30.65	14.50		12,463	1.97		1.06		1.99	22

11.85	26.76	(f)	22,934	1.87		1.46	(f)	2.12	14
17.92	(44.24	) (h)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22
30.57	14.49		25,279	1.98		0.68		2.05	22

12.31	26.95	(f)	64	1.56		1.76	(f)	1.85	14

12.47	27.92	(f)	144,494	0.86		2.39	(f)	1.16	14
18.38	(43.70	) (h)	86,640	0.90	(i)	2.86		1.19	13
42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

12.47	27.73	(f)	260,814	1.06		2.28	(f)	1.37	14
18.38	(43.82	) (h)	277,313	1.10	(i)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22
30.90	15.50		2,520,087	1.07		1.66		1.28	22

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2009	$16.27	$0.36	(e)(f)	$3.52	(f)	$3.88	$(0.70)	$(1.56)	$(2.26)	$—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (i)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2005	17.46	0.29		2.12		2.41	(0.30)	—	(0.30)	—	(g)

Class B
Year Ended October 31, 2009	15.13	0.24	(e)(f)	3.25	(f)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (i)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97		2.13	(0.18)	—	(0.18)	—

Class C
Year Ended October 31, 2009	15.78	0.24	(e)(f)	3.41	(f)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (i)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)
Year Ended June 30, 2005	17.05	0.19		2.02		2.21	(0.14)	—	(0.14)	—	(g)

Class R2
November 3, 2008 (k) through October 31, 2009	16.32	0.27	(e)(f)	3.48	(f)	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Year Ended October 31, 2009	16.39	0.42	(e)(f)	3.51	(f)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (i)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)
Year Ended June 30, 2005	17.53	0.36		2.11		2.47	(0.35)	—	(0.35)	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to October 31.

(j)	Amount rounds to less than 1%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$17.89	27.74	%(f)	$109,441	1.07%	2.40	%(f)	1.37%	37%
16.27	(47.49	) (h)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(j)
24.55	27.41		82,186	1.07	1.87		1.29	12
19.57	13.79		48,993	1.07	1.75		1.22	14

16.54	26.78	(f)	8,179	1.80	1.72	(f)	1.87	37
15.13	(47.88	) (h)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(j)
23.04	26.54		20,317	1.78	1.17		1.79	12
18.42	12.88		12,436	1.81	0.96		1.81	14

17.35	26.74	(f)	16,231	1.80	1.63	(f)	1.87	37
15.78	(47.85	) (h)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(j)
23.97	26.48		12,718	1.78	1.08		1.79	12
19.12	12.97		9,127	1.81	0.88		1.81	14

17.76	26.96	(f)	234	1.32	1.77	(f)	1.62	37

18.01	28.02	(f)	772,784	0.82	2.76	(f)	1.12	37
16.39	(47.35	) (h)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(j)
24.67	27.74		1,170,044	0.82	1.99		1.04	12
19.65	14.04		877,944	0.81	1.91		0.90	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2009	$9.95	$0.19	(e)(f)	$2.16	(f)	$2.35	$(0.20)	$—	(g)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(g)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(g)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67		1.60	(0.15)	—	(g)

Class B
Year Ended October 31, 2009	9.83	0.14	(e)(f)	2.16	(f)	2.30	(0.10)	—	(g)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(g)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(g)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(g)
Year Ended October 31, 2005	10.07	(0.09)		1.63		1.54	(0.08)	—	(g)

Class C
Year Ended October 31, 2009	9.77	0.13	(e)(f)	2.11	(f)	2.24	(0.19)	—	(g)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(g)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(g)

Institutional Class
Year Ended October 31, 2009	10.13	0.25	(e)(f)	2.18	(f)	2.43	(0.27)	—	(g)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(g)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(g)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(g)
Year Ended October 31, 2005	10.36	0.15		1.56		1.71	(0.25)	—	(g)

Select Class
Year Ended October 31, 2009	10.07	0.22	(e)(f)	2.18	(f)	2.40	(0.23)	—	(g)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(g)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(g)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(g)
Year Ended October 31, 2005	10.31	0.17		1.50		1.67	(0.23)	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17, the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19%, 2.40% and 2.11% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Shares, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.10	24.17	%(f)	$13,773	1.41%		1.84	%(f)	1.42%	85%
9.95	(45.06)		6,700	1.39		1.99		1.39	70
18.40	23.98		13,255	1.39		1.58		1.40	92
15.00	30.88		11,261	1.42		1.12		1.56	92
11.62	15.89		7,852	1.59		0.85		1.64	58

12.03	23.62	(f)	1,716	1.91		1.34	(f)	1.92	85
9.83	(45.31)		879	1.89		1.48		1.89	70
18.20	23.30		2,023	1.89		1.06		1.90	92
14.86	30.17		1,396	1.92		0.65		2.06	92
11.53	15.40		980	2.07		0.45		2.11	58

11.82	23.50	(f)	636	1.91		1.20	(f)	1.92	85
9.77	(45.31)		87	1.89		1.58		1.89	70
18.21	7.88		77	1.90		(0.69)		1.94	92

12.29	24.70	(f)	161,023	0.92		2.41	(f)	1.02	85
10.13	(44.77)		126,248	0.92		2.48		0.98	70
18.72	24.58		154,596	0.93	(i)	1.99		1.00	92
15.25	31.48		77,502	0.92		1.33		1.15	92
11.82	16.76		57,924	0.92		1.44		1.02	58

12.24	24.41	(f)	28,588	1.16		2.12	(f)	1.17	85
10.07	(44.87)		23,645	1.14		2.20		1.14	70
18.60	24.22		63,875	1.14		1.78		1.15	92
15.16	31.25		55,237	1.17		1.24		1.30	92
11.75	16.37		74,050	1.16		1.69		1.17	58

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2009	$10.32	$0.23	(e)	$2.06	$2.29	$(0.34)	$—	$(0.34)	$—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)	—	(f)

Class B
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)	—	(f)

Class C
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Institutional Class
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)	—	(f)

Select Class
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2005	10.59	0.22	(e)	2.12	2.34	(0.28)	—	(0.28)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.27	23.08%	$134,648	1.36%	2.20%	1.36%	98%
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80
12.59	22.18	2,891	1.44	1.74	1.82	76

12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80
12.40	21.69	1,314	1.94	1.21	2.60	76

11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

12.19	22.73	423	1.60	0.76	1.60	98

12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80
12.70	22.82	34,624	0.95	2.00	1.16	76

12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80
12.65	22.47	52,274	1.22	1.86	1.31	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2009	$13.51	$0.19	(e)	$2.40	$2.59	$(1.11)	$—	$(1.11)	$—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(f)

Class C
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(f)

Select Class
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$14.99	21.38%	$23,506	1.51	%(g)	1.51%	1.63%	95%
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56

14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

14.86	20.61	60	1.75	(g)	1.29	1.87	95

15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56

15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Class R2 Shares commenced operations on November 3, 2008 for the International Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

84   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$6,779	$—	$—	$6,779
Brazil	30,577	—	—	30,577
Chile	8,117	—	—	8,117
China	—	86,895	—	86,895
Egypt	—	13,434	—	13,434
Hong Kong	—	71,714	—	71,714
India	11,597	72,489	—	84,086
Indonesia	—	12,437	—	12,437
Israel	11,620	—	—	11,620
Malaysia	—	5,008	—	5,008
Mexico	67,534	—	—	67,534
Russia	4,800	34,369	—	39,169
South Africa	—	78,523	—	78,523
South Korea	—	77,672	—	77,672
Taiwan	—	45,383	—	45,383
Turkey	—	27,210	—	27,210
Total Common Stocks	141,024	525,134	—	666,158
Preferred Stocks
Brazil	125,754	—	—	125,754
Total Preferred Stocks	125,754	—	—	125,754
Short-Term Investment
Investment Company	39,563	—	—	39,563
Total Investments in Securities	$306,341	$525,134	$—	$831,475

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$14,257	$—	$14,257
Belgium	—	6,211	—	6,211
Brazil	11,174	—	—	11,174
China	—	5,906	—	5,906
Finland	—	5,993	—	5,993
France	—	79,471	—	79,471
Germany	—	43,358	—	43,358
Greece	—	3,009	—	3,009
Hong Kong	—	14,634	—	14,634
Israel	3,988	—	—	3,988
Italy	—	17,379	—	17,379
Japan	—	90,618	—	90,618
Mexico	6,921	—	—	6,921
Netherlands	—	22,947	—	22,947
Spain	—	23,858	—	23,858
Sweden	—	2,763	—	2,763
Switzerland	—	58,435	—	58,435
Taiwan	—	3,633	—	3,633
United Kingdom	—	117,423	—	117,423
Total Common Stocks	22,083	509,895	—	531,978
Short-Term Investment
Investment Company	15,115	—	—	15,115
Investment of Cash Collateral for Securities on Loan
Investment Company	18,695	—	—	18,695
Total Investments in Securities	$55,893	$509,895	$—	$565,788

86   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Equity Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$39,471	$—	$39,471
Austria	—		14,231	—	14,231
Belgium	—		17,914	—	17,914
Bermuda	—		1,300	—	1,300
Brazil	1,364		—	—	1,364
Chile	4,927		—	—	4,927
China	—		4,591	—	4,591
Cyprus	—		929	—	929
Denmark	—		11,202	—	11,202
Finland	—		7,286	—	7,286
France	—		88,459	—	88,459
Germany	—		110,484	—	110,484
Greece	—		11,772	—	11,772
Hong Kong	—		8,010	—	8,010
Hungary	—		5,636	—	5,636
India	—		4,922	—	4,922
Ireland	—		8,507	—	8,507
Israel	2,554		3,153	—	5,707
Italy	—		71,168	—	71,168
Japan	—		147,196	—	147,196
Luxembourg	—		5,160	—	5,160
Mexico	5,516		91	—	5,607
Netherlands	—		39,963	—	39,963
New Zealand	—		4,777	—	4,777
Norway	—		13,838	—	13,838
Philippines	—		5,148	—	5,148
Portugal	—		7,741	—	7,741
Singapore	—		5,726	—	5,726
South Africa	—		5,007	—	5,007
South Korea	—		5,254	—	5,254
Spain	—		59,074	—	59,074
Sweden	—		16,511	—	16,511
Switzerland	—		19,389	—	19,389
Taiwan	—		5,477	—	5,477
Thailand	—		4,663	—	4,663
Turkey	—		5,203	—	5,203
United Kingdom	—		77,309	—	77,309
United States	493		—	—	493
Total Common Stocks	14,854		836,562	—	851,416
Preferred Stocks
Brazil	3,713		—	—	3,713
Chile	—		492	—	492
Germany	—		5,318	—	5,318
Japan	—		22	—	22
Total Preferred Stocks	3,713		5,832	—	9,545
Investment Companies	7,972		—	—	7,972
Warrants
Italy	—		12	—	12
Short-Term Investment
Investment Company	21,303		—	—	21,303
Investments of Cash Collateral for Securities on Loan
Certificate of Deposit	—		6,953	—	6,953
Investment Company	18,807		—	—	18,807
Total Investments in Securities	$66,649		$849,359	$—	$916,008
Appreciation in Other Financial Instruments*
Futures Contracts	$—	(a)	$—	$—	$—	(a)
Depreciation in Other Financial Instruments*
Futures Contracts	$(572)		$—	$—	$(572)

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,011	$—	$5,011
Austria	—	1,494	—	1,494
Belgium	—	3,332	—	3,332
Canada	1,089	—	—	1,089
China	—	5,844	—	5,844
Finland	—	3,256	—	3,256
France	—	26,072	—	26,072
Germany	—	14,548	—	14,548
Hong Kong	—	6,739	—	6,739
India	1,790	—	—	1,790
Indonesia	—	1,963	—	1,963
Ireland	—	2,028	—	2,028
Israel	1,313	—	—	1,313
Italy	—	5,035	—	5,035
Japan	—	41,848	—	41,848
Luxembourg	—	3,133	—	3,133
Netherlands	—	18,104	—	18,104
South Korea	1,654	—	—	1,654
Spain	—	4,772	—	4,772
Sweden	—	1,020	—	1,020
Switzerland	—	6,692	—	6,692
Taiwan	—	4,260	—	4,260
United Kingdom	—	37,107	—	37,107
Total Common Stocks	5,846	192,258	—	198,104
Short-Term Investment
Investment Company	6,453	—	—	6,453
Investment of Cash Collateral for Securities on Loan
Investment Company	7,599	—	—	7,599
Total Investments in Securities	$19,898	$192,258	$—	$212,156
Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$1,251	$—	$—	$1,251
Depreciation in Other Financial Instruments*
Futures Contracts	$(89)	$—	$—	$(89)
Forward Foreign Currency Exchange Contracts	(646)	—	—	(646)
Total Depreciation in Other Financial Instruments	$(735)	$—	$—	$(735)

88   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,535	$—	$27,535
Austria	—	12,141	—	12,141
Belgium	—	35,469	—	35,469
China	—	72,838	—	72,838
Finland	—	19,285	—	19,285
France	—	258,620	—	258,620
Germany	—	171,685	—	171,685
Greece	—	5,793	—	5,793
Hong Kong	—	27,036	—	27,036
Indonesia	—	18,792	—	18,792
Italy	—	49,860	—	49,860
Japan	—	259,625	—	259,625
Luxembourg	—	22,163	—	22,163
Netherlands	—	150,841	—	150,841
South Africa	—	8,814	—	8,814
Spain	—	60,245	—	60,245
Switzerland	—	47,215	—	47,215
Taiwan	—	16,385	—	16,385
United Kingdom	—	336,609	—	336,609
Total Common Stocks	—	1,600,951	—	1,600,951
Preferred Stocks
Germany	—	11,042	—	11,042
Total Preferred Stocks	—	11,042	—	11,042
Short-Term Investment
Investment Company	31,700	—	—	31,700
Investment of Cash Collateral for Securities on Loan
Investment Company	35,680	—	—	35,680
Total Investments in Securities	$67,380	$1,611,993	$—	$1,679,373
Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$9,941	$—	$—	$9,941
Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(3,912)	$—	$—	$(3,912)

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$16,868	$—	$16,868
Austria	—	3,742	—	3,742
Belgium	—	4,360	—	4,360
China	—	5,223	—	5,223
Denmark	—	3,571	—	3,571
Finland	—	3,597	—	3,597
France	—	49,497	—	49,497
Germany	—	28,873	—	28,873
Greece	—	3,190	—	3,190
Hong Kong	1,226	14,883	—	16,109
India	—	3,115	—	3,115
Indonesia	—	873	—	873
Ireland	—	1,351	—	1,351
Italy	—	9,839	—	9,839
Japan	—	90,090	—	90,090
Luxembourg	—	2,033	—	2,033
Mexico	2,959	—	—	2,959
Netherlands	—	23,392	—	23,392
Norway	—	3,976	—	3,976
Russia	—	992	—	992
Singapore	—	2,618	—	2,618
South Korea	—	4,571	—	4,571
Spain	—	20,168	—	20,168
Sweden	—	6,431	—	6,431
Switzerland	—	43,437	—	43,437
Taiwan	—	1,387	—	1,387
United Kingdom	—	111,564	—	111,564
Total Common Stocks	4,185	459,641	—	463,826
Preferred Stocks
Brazil	1,682	—	—	1,682
Germany	—	2,467	—	2,467
Total Preferred Stocks	1,682	2,467	—	4,149
Rights
United Kingdom	—	228	—	228
Short-Term Investment
Investment Company	1,200	—	—	1,200
Total Investments in Securities	$7,067	$462,336	$—	$469,403

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Equity Fund	Balance as of 10/31/08		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09
Investments in Securities
Common Stocks — Argentina	$—	(a)	$(1,410)	$1,410	$—	$—	$—	$—
Common Stocks — Netherlands	—	(a)	(289)	289	—	—	—	—
Total	$—	(a)	$(1,699)	$1,699	$—	$—	$—	$—

90   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Equity Index Fund	Balance as of 10/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09
Investments in Securities
Common Stocks — Australia	$—	$—	$(9)	$—	$—	$9	$—
Total	$—	$—	$(9)	$—	$—	$9	$—

(a)	Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued using values as of the day the security was transferred.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Restricted Cash — As of October 31, 2009, approximately $3.6 million (.04% of net assets) of the International Equity Index Fund’s cash balance is comprised of Argentine Pesos, which are held at a local custodian bank in Argentina. This balance is subject to repatriation restrictions and documentation imposed by the Central Bank of the Republic of Argentina that limits the monthly repatriation within U.S. Dollars to $500,000.

As a result of these requirements, the International Equity Index Fund may not have immediate access to this cash balance and repatriation may be delayed.

D. Futures Contracts — The International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The International Equity Index Fund had activity in futures contracts during the year ended October 31, 2009, with an average notional balance of approximately $20,691,000 during the year ended October 31, 2009.

The International Opportunities Fund held futures from August 31, 2009 through the year ended October 31, 2009. The ending notional amounts and balance are indicative of volume during the year ended October 31, 2009.

The International Value Fund held futures with an average notional balance of approximately $12,429,000 during the year ended October 31, 2009. At October 31, 2009, the International Value Fund no longer holds positions in these investments.

The Intrepid International Fund held futures through December 31, 2008 with an average notional balance of approximately $ 7,628,000. At October 31, 2009, the Intrepid International Fund no longer holds positions in these investments.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

E. Forward Foreign Currency Exchange Contracts — The International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The International Equity Index Fund held forward foreign currency exchange contracts at December 31, 2008, with a settlement value of approximately $30,000 and at October 31, 2009, no longer holds positions in these investments.

The International Opportunities Fund decreased the volume of activity in forward foreign currency exchange contracts during the year ended October 31, 2009, with an average settlement value balance of approximately $72,412,000 during the year ended October 31, 2009.

The International Value Fund increased the volume of activity in forward foreign currency exchange contracts during the year ended October 31, 2009, with an average settlement value balance of approximately $543,607,000 during the year ended October 31, 2009.

F. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2009

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$— (b)

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(572)
Total		$(572)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$1,251
Total		$—	$1,251

Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(646)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(89)	—
Total		$(89)	$(646)

92   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$9,941
Total		$9,941

Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(3,912)
Total		$(3,912)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

(b)	Amount rounds to less than $1,000.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2009

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(43)	$(43)
Equity contracts	(5,666)	—	(5,666)
Total	$(5,666)	$(43)	$(5,709)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$3,169	$3,169
Total	$3,169	$3,169

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$236	$236
Equity contracts	128	—	128
Total	$128	$236	$364

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$1,332	$1,332
Equity contracts	(89)	—	(89)
Total	$(89)	$1,332	$1,243

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$10,424	$10,424
Equity contracts	903	—	903
Total	$903	$10,424	$11,327

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$6,258	$6,258
Equity contracts	(234)	—	(234)
Total	$(234)	$6,258	$6,024

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$4	$4
Equity contracts	(67)	—	(67)
Total	$(67)	$4	$(63)

The Funds’ derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to a

94   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Emerging Markets Equity Fund	$35
International Equity Fund	199
International Equity Index Fund	994
International Opportunities Fund	93
International Value Fund	471

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At October 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Due from Affiliate*	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
International Equity Fund	$17,197	$—	$18,695	$—	$18,695
International Equity Index Fund	24,717	753	25,804	(44)	25,760
International Opportunities Fund	7,173	—	7,599	—	7,599
International Value Fund	33,820	—	35,680	—	35,680

*	Amount represents cash collateral posted by the borrower for an outstanding loan that was received by JPMCB, as lending agent for the Funds. As of October 31, 2009 this amount was not remitted by JPMCB to the International Equity Index Fund and is recorded as Due from affiliate on the Statements of Assets and Liabilities.

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$2
International Equity Fund	15
International Equity Index Fund	61
International Opportunities Fund	7
International Value Fund	40

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2009 (amounts in thousands):

Lending Agent Fees Incurred
Emerging Markets Equity Fund	$3
International Equity Fund	50
International Equity Index Fund	81
International Opportunities Fund	9
International Value Fund	47

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Equity Fund	$(8,673)	$(116)	$8,789
International Equity Fund	—	258	(258)
International Equity Index Fund	—	918	(918)
International Opportunities Fund	(141)	617	(476)
International Value Fund	—	9,824	(9,824)
Intrepid International Fund	—	1,083	(1,083)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (for International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund), passive foreign investment company (PFIC) gains and losses (for International Equity Index Fund and Intrepid International Fund), expiration of capital loss carryforwards (for Emerging Markets Equity Fund and International Opportunities Fund) and litigation income reclass (for International Opportunities Fund).

96   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

N. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 were as follows (excluding the reimbursement disclosed in Note 2.H. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Markets Equity Fund	$25
International Equity Fund	7
International Equity Index Fund	16
International Opportunities Fund	3
International Value Fund	36
Intrepid International Fund	2

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding fund of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Markets Equity Fund	0.25%	0.75%	0.75%	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$43	$17
International Equity Fund	11	10
International Equity Index Fund	47	39
International Opportunities Fund	1	1
International Value Fund	11	8
Intrepid International Fund	2	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	n/a	0.10%	0.25%
International Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	n/a	1.45%	1.75%
International Equity Fund	1.31	2.00	2.00	1.56%	0.86%	n/a	1.06
International Equity Index Fund	1.18	1.93	1.93	1.43	n/a	n/a	0.93
International Opportunities Fund	1.42	1.92	1.92	n/a	n/a	0.92	1.17
International Value Fund	1.45	1.95	1.95	1.70	n/a	0.95	1.41
Intrepid International Fund	1.80	n/a	2.00	2.05	n/a	1.00	1.25

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

98   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$15	$—	$51	$66	$—
International Equity Fund	1,086	18	214	1,318	—
International Equity Index Fund	4	—	1,360	1,364	7
International Opportunities Fund	15	—	121	136	—
International Value Fund	22	—	26	48	—
Intrepid International Fund	384	136	85	605	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$8	$—	$—	$8
International Equity Fund	32	1	—	33
International Equity Index Fund	—	375	430	805
Intrepid International Fund	13	5	—	18

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

International Equity Index Fund	$—	(a)
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$318,270	$47,375
International Equity Fund	62,048	88,898
International Equity Index Fund	269,339	325,858
International Opportunities Fund	149,560	137,442
International Value Fund	1,658,671	1,081,547
Intrepid International Fund	423,909	679,081

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$647,954	$198,721	$15,200	$183,521
International Equity Fund	483,923	137,983	56,118	81,865
International Equity Index Fund	692,368	284,042	60,402	223,640
International Opportunities Fund	203,211	21,106	12,161	8,945
International Value Fund	1,572,371	156,569	49,567	107,002
Intrepid International Fund	462,643	34,460	27,700	6,760

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed wash sale loss deferrals and mark to market of PFICs (for International Equity Index Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$7,968	$—	$7,968
International Equity Fund	23,058	186,174	209,232
International Equity Index Fund	36,370	71,131	107,501
International Opportunities Fund	3,948	—	3,948
International Value Fund	33,671	—	33,671
Intrepid International Fund	40,964	—	40,964

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$1,235	$—	$1,235
International Equity Fund	73,819	507,799	581,618
International Equity Index Fund	41,408	78,193	119,601
International Opportunities Fund	4,460	—	4,460
International Value Fund	47,349	18,457	65,806
Intrepid International Fund	26,615	31,297	57,912

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$2,556	$(28,804)	$183,389
International Equity Fund	653	(7,942)	81,908
International Equity Index Fund	14,443	(71,618)	222,914
International Opportunities Fund	5,245	(99,399)	8,959
International Value Fund	38,440	(374,177)	107,705
Intrepid International Fund	7,245	(557,865)	6,812

For the Funds, the cumulative timing differences primarily consist of deferred compensation (for Emerging Markets Equity Fund, International Equity Fund), wash sale loss deferrals, mark to market of PFICs (for Emerging Markets Equity Fund, International Equity Index Fund and Intrepid International Fund) and mark to market of forward foreign currency contracts (for International Opportunities Fund and International Value Fund).

100   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

As of October 31, 2009, the following Funds had net capital loss carryforwards, expiring in the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2016	2017	Total
Emerging Markets Equity Fund	$5,297	$—	$11,075	$12,432	$28,804
International Equity Fund	—	—	—	7,942	7,942
International Equity Index Fund	—	—	—	71,618	71,618
International Opportunities Fund	25,712	15,833	18,724	39,130	99,399
International Value Fund	—	—	132,632	241,545	374,177
Intrepid International Fund	—	—	306,507	251,358	557,865

During the year ended October 31, 2009, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Emerging Markets Equity Fund	$8,673
International Opportunities Fund	135

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund. Additionally, Emerging Markets Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

In addition, the JPMorgan SmartRetirement Funds and the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
JPMorgan Emerging Markets Equity Fund	10.2%	n/a
JPMorgan International Equity Fund	19.0	11.8%
JPMorgan International Equity Index Fund	n/a	37.4
JPMorgan International Opportunities Fund	50.5	n/a

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2009, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2009, International Equity Fund, International Value Fund and Intrepid International Fund invested 21.5%, 20.5% and 23.8% of their respective total investments (excluding Investments of Cash Collateral) in issuers in the United Kingdom. International Opportunities Fund invested 20.5% of its total investments (excluding Investments of Cash Collateral) in issuers in Japan.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

102   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   103

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

104   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   105

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

106   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,360.60	$10.83	1.82%
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class B
Actual	1,000.00	1,356.70	13.78	2.32
Hypothetical	1,000.00	1,013.51	11.77	2.32
Class C
Actual	1,000.00	1,357.60	13.79	2.32
Hypothetical	1,000.00	1,013.51	11.77	2.32
Institutional Class
Actual	1,000.00	1,363.80	8.40	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Select Class
Actual	1,000.00	1,361.90	9.35	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57

International Equity Fund
Class A
Actual	1,000.00	1,303.70	7.61	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	1,299.60	10.78	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   107

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
International Equity Fund (continued)
Class C
Actual	$1,000.00	$1,299.30	$10.78	1.86%
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R2
Actual	1,000.00	1,325.20	9.14	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	1,311.40	5.01	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	1,306.00	6.16	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	1,310.60	6.23	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	1,306.50	10.46	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class C
Actual	1,000.00	1,305.50	10.46	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,308.80	7.68	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Select Class
Actual	1,000.00	1,312.70	4.78	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,281.80	8.11	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class B
Actual	1,000.00	1,279.80	10.98	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Class C
Actual	1,000.00	1,279.20	10.97	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Institutional Class
Actual	1,000.00	1,285.60	5.30	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Select Class
Actual	1,000.00	1,284.40	6.68	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16

108   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio

International Value Fund
Class A
Actual	$1,000.00	$1,294.30	$7.81	1.35%
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,291.40	10.68	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,290.20	10.68	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,292.70	9.19	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Institutional Class
Actual	1,000.00	1,297.60	5.44	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Select Class
Actual	1,000.00	1,295.70	6.37	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Intrepid International Fund
Class A
Actual	1,000.00	1,283.40	8.63	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,280.10	11.44	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class R2
Actual	1,000.00	1,282.10	10.07	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual	1,000.00	1,287.50	5.82	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Select Class
Actual	1,000.00	1,285.50	7.14	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

110   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund, and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the first quintile for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the first, third and third quintiles for Class A shares and in the first, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the third, second and second quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance was in the second, first and second quintiles for Class A shares and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, second and first quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth quintile for Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively and in the fourth quintile for Select Class shares for the one-year period ended December 31, 2008, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the equity investment sub-committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the

112   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for Class A and Select Class shares was in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   113

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the International Equity Index Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313

John F. Finn
In Favor	93,441,137
Withheld	1,027,624

Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740

Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045

Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363

Peter C. Marshall
In Favor	93,503,565
Withheld	965,196

Marilyn McCoy
In Favor	93,509,493
Withheld	959,268

William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968

Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290

Fergus Reid, III
In Favor	93,503,219
Withheld	965,542

Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928

James J. Schonbachler
In Favor	93,504,517
Withheld	964,244

Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

114   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
International Equity Fund	$186,174
International Equity Index Fund	71,131

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Markets Equity Fund	$8,465
International Equity Fund	23,058
International Equity Index Fund	27,099
International Opportunities Fund	3,445
International Value Fund	23,316
Intrepid International Fund	48,110

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended October 31, 2009, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
International Equity Fund	$13,064

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2009, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity Fund	$11,021	$364
International Equity Fund	13,634	1,664
International Equity Index Fund	23,429	2,766
International Opportunities Fund	4,991	602
International Value Fund	42,972	4,040
Intrepid International Fund	14,716	1,393

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with 2009 Form 1099-DIV.

OCTOBER 31, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   115

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

116   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-INTEQ-1009

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2009

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Real Return Fund	5
JPMorgan Tax Aware U.S. Equity Fund	7
Schedules of Portfolio Investments	10
Financial Statements	38
Financial Highlights	44
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	58
Trustees	59
Officers	61
Schedule of Shareholder Expenses	62
Board Approval of Investment Advisory Agreements	64
Tax Letter	67
Privacy Policy	68

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12-month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 30, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$385,639
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities,* returned 13.94%** (Institutional Class Shares) for the 12 months ended October 31, 2009. This compares to the 9.80% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. While the U.S. stock market generated solid results during the fiscal year, it experienced periods of extreme volatility. As the reporting period began in November 2008, the U.S. stock market, as measured by the Index, was in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions, accelerating economic weakness, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices remained weak for several months, with the Index hitting a 12-year low on March 9, 2009.

Stock prices then rallied sharply from their March trough, with the Index posting positive returns during seven of the last eight months of the reporting period. Over that time, the Index rose more than 50%. The market’s turnaround was attributed to a number of factors, including optimism regarding the government’s actions to stabilize the financial system and positive earnings that beat analyst’s expectations. In addition, as the reporting period progressed, it appeared that investor risk aversion abated, as there were increasing signs that the economy was on the road to recovery.

During the fiscal year, stock selection in the capital markets, pharmaceutical/ medical technology and basic materials sectors were the largest contributors to performance. In contrast, stock selection in the infrastructure, consumer staples and insurance sectors detracted the most from results.

In terms of individual stocks, an overweight in pharmaceutical company Schering-Plough Corp. was the top contributor to results. In March 2009, fellow pharmaceutical giant Merck & Co. Inc. announced that it would acquire Schering-Plough Corp. at a premium, which sent the latter’s share price sharply higher. Within capital markets, an overweight position in Goldman Sachs Group Inc. meaningfully contributed to the Fund’s performance. In December 2008, the company reported its first quarterly loss which amounted to $2.29 billion since it went public in 1999. Goldman Sachs Group Inc. then rebounded sharply, earning a $3.2 billion profit during the third quarter of 2009, beating Wall Street estimates for the third consecutive quarter. The investment bank was aided by improving capital markets activity and cost cutting. Another large contributor to the Fund’s performance was basic materials company Freeport-McMoRan Copper & Gold Inc., a leading international mining company. Its shares performed well as the company posted a 77% increase in third-quarter 2009 net earnings. The company benefited from increased production, rising commodity prices, lower expenses and stronger margins.

In contrast, positions that detracted from the Fund’s performance during the fiscal year included railroad operator Norfolk Southern Corp. The Fund’s overweight position in the stock was not rewarded as the company suffered from decreased freight volume due to the severe and prolonged recession. In addition, concerns regarding the potential for increased U.S. government regulation of the railroad industry dragged down Norfolk Southern Corp.’s shares. The Fund’s second largest detractor from performance during the fiscal year was an overweight position in Bank of America Corp. While the company’s shares rallied from their March 2009 low, this was not enough to overcome their weakness posted earlier in the reporting period. During that time, Bank of America Corp.’s shares fell sharply given the turmoil in the financial markets and concerns over its portfolio of troubled assets. In addition, its shares were punished by investors after the U.S. government’s bank “stress test” indicated that it needed to raise nearly $34 billion in new capital, the largest shortfall among the tested banks. Elsewhere, an underweight position in pharmaceutical company Wyeth hurt the Fund’s performance as its stock price rose sharply after the announcement that it would be purchased by Pfizer Inc.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on its bottom-up approach to stock selection. The investment team continued to search for companies with strong fundamentals. The Fund’s approach toward tax minimization required the evaluation as to whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

2   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.0%
2.	Hewlett-Packard Co.	3.1
3.	Procter & Gamble Co.	2.8
4.	Google, Inc., Class A	2.6
5.	Cisco Systems, Inc.	2.5
6.	Norfolk Southern Corp.	2.3
7.	Merck & Co., Inc.	2.3
8.	Exxon Mobil Corp.	2.2
9.	Goldman Sachs Group, Inc. (The)	2.1
10.	Pfizer, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	22.0%
Financials	13.5
Health Care	11.9
Energy	11.5
Consumer Discretionary	10.5
Consumer Staples	9.7
Industrials	8.9
Materials	3.9
Telecommunication Services	3.0
Utilities	1.6
U.S. Treasury Obligation	0.5
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
INSTITUTIONAL CLASS SHARES	1/30/97	13.94%	13.61%	9.39%	0.70%	0.46%	0.61%	(0.88)%	(1.14)%	(0.81)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	August 31, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$3,028,349
Primary Benchmark	Barclays Capital 1–10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index
Average Credit Quality	AA
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation-protected return,* returned 11.53%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 14.65% return for the Barclays Capital 1–10 Year U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, frozen credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in the calendar year 2008 and into 2009, as there were signs that the government’s aggressive initiatives to unfreeze the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve.

While the fundamentals in the municipal market were stressed during the reporting period-due to the lagging effect of falling tax revenues-municipal bonds performed well over the 12-months ended October 31, 2009. During that time, investors were drawn to the attractive valuations in the overall municipal market. This demand, coupled with falling supply of tax-exempt securities, further supported municipal bond prices. U.S. Treasury Inflation Protected Security (“TIPS”) also performed well during the reporting period. While inflation remained muted, fears of deflation that previously gripped the market appeared to be replaced by concerns for future inflation. We believe this change in sentiment occurred as economic conditions improved and was due in part to concerns that the government’s economic stimulus program and the Federal Reserve’s low interest rate policy would trigger rising inflation.

While the Fund’s inflation swaps contributed positively to the Fund’s performance, the swaps underperformed TIPS, which detracted from the Fund’s performance relative to its benchmark during the reporting period. The change in the zero-coupon inflation-swap rate, which is used to value the Fund’s inflation swaps, significantly underperformed the change in the TIPS breakeven level (the yield spread between a nominal U.S. Treasury Bond and a TIPS of equal maturity), which is used to value TIPS.

The Fund’s municipal securities performed positively overall and helped to generate a higher after-tax return than equal duration U.S. Treasuries. This was because the municipal market’s tax equivalent yield was superior to that of equal duration U.S. Treasuries. Additionally, municipal securities substantially outperformed U.S. Treasury securities on a total return basis, as municipal spreads narrowed and it appeared that investors became less risk averse. These contributors to performance, however, were tempered by the Fund’s quality positioning. The Fund maintained a higher quality bias given our cautious outlook regarding the economy and given the fiscal challenges facing many municipalities. This detracted from performance, as lower-quality municipal bonds outperformed their higher quality counterparts during the 12-months ended October 31, 2009.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to invest primarily in high-quality municipal securities. We also maintained an inflation-overlay hedging strategy using consumer-price index swaps. Through the 12-month reporting period, we actively monitored the inflation hedge and made tactical adjustments as appropriate.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	89.4%
Short-Term Investment	10.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

		1 YEAR			3 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		11.39%	11.38%	8.46%	2.46%	2.46%	2.54%	2.58%	2.58%	2.63%
With Sales Charge*		7.26	7.25	5.74	1.17	1.17	1.43	1.64	1.64	1.82
CLASS C SHARES	8/31/05
Without CDSC		10.73	10.72	7.80	1.84	1.84	1.93	1.99	1.99	2.05
With CDSC**		9.73	9.72	7.15	1.84	1.84	1.93	1.99	1.99	2.05
INSTITUTIONAL CLASS SHARES	8/31/05	11.66	11.66	8.74	2.75	2.75	2.83	2.91	2.91	2.96
SELECT CLASS SHARES	8/31/05	11.53	11.52	8.60	2.61	2.61	2.69	2.76	2.76	2.81

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital 1-10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the indices do not reflect the deduction of expenses, such as investment management fees, or a sales associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = ((Barclays Capital 1–10 Year U.S. TIPS Index — Barclays Capital 1–10 Year Treasury Index) Barclays Capital X 0.75) + Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 18, 1996
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$279,748
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities,* returned 14.55%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 9.80% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. While the U.S. stock market generated solid results during the fiscal year, it experienced periods of extreme volatility. As the reporting period began in November 2008, the U.S. stock market, as measured by the Index, was in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions, accelerating economic weakness, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices remained weak for several months, with the Index hitting a 12-year low on March 9, 2009.

Stock prices then rallied sharply from their March trough, with the Index posting positive returns during seven of the last eight months of the reporting period. Over that time, the Index rose more than 50%. The market’s turnaround was attributed to a number of factors, including optimism regarding the government’s actions to stabilize the financial system and positive earnings that beat analyst’s expectations. In addition, as the reporting period progressed, it appeared that investor risk aversion abated, as there were increasing signs that the economy was on the road to recovery.

During the fiscal year, stock selection in the capital markets, basic materials and pharmaceutical/medical technology sectors were the largest contributors to performance. In contrast, stock selection in the consumer staples, infrastructure and autos and transportation sectors detracted the most from results.

In terms of individual stocks, an overweight in pharmaceutical company Schering-Plough Corp. was the top contributor to results. In March 2009, fellow pharmaceutical giant Merck & Co. Inc. announced that it would acquire Schering-Plough Corp. at a premium, which sent the latter’s share price sharply higher. Within capital markets, an overweight position in Goldman Sachs Group Inc. meaningfully contributed to the Fund’s performance. In December 2008, the company reported its first quarterly loss which amounted to $2.29 billion since it went public in 1999. Goldman Sachs Group Inc. then rebounded sharply, earning a $3.2 billion profit during the third quarter of 2009, beating Wall Street estimates for the third consecutive quarter. The investment bank was aided by improving capital markets activity and cost cutting. Another large contributor to the Fund’s performance was basic materials company Freeport-McMoRan Copper & Gold Inc., a leading international mining company. Its shares performed well as the company posted a 77% increase in third-quarter 2009 net earnings. The company benefited from increased production, rising commodity prices, lower expenses and stronger margins.

In contrast, positions that detracted from the Fund’s performance during the fiscal year included railroad operator Norfolk Southern Corp. The Fund’s overweight position in the stock was not rewarded, as the company suffered from decreased freight volume due to the severe and prolonged recession. In addition, concerns regarding the potential for increased U.S. government regulation of the railroad industry dragged down Norfolk Southern Corp.’s shares. The Fund’s second largest detractor from performance during the fiscal year was an overweight position in Bank of America Corp. While the company’s shares rallied from their March 2009 low, this was not enough to overcome their weakness posted earlier in the reporting period. During that time, Bank of America Corp.’s shares fell sharply given the turmoil in the financial markets and concerns over its portfolio of troubled assets. In addition, its shares were punished by investors after the U.S. government’s bank “stress test” indicated that it needed to raise nearly $34 billion in new capital, the largest shortfall among the tested banks. Elsewhere, an underweight position in pharmaceutical company Wyeth hurt the Fund’s performance as its stock price rose sharply after the announcement that it would be purchased by Pfizer Inc.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on its bottom-up approach to stock selection. The investment team continued to search for companies with strong fundamentals. The Fund’s approach toward tax minimization required the evaluation as to whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.0%
2.	Hewlett-Packard Co.	3.1
3.	Procter & Gamble Co.	2.9
4.	Cisco Systems, Inc.	2.5
5.	Google, Inc., Class A	2.4
6.	Norfolk Southern Corp.	2.3
7.	Merck & Co, Inc.	2.3
8.	Exxon Mobil Corp.	2.2
9.	Goldman Sachs Group, Inc. (The)	2.1
10.	Pfizer, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	22.0%
Financials	13.6
Health Care	11.8
Energy	11.6
Consumer Discretionary	10.4
Consumer Staples	10.0
Industrials	8.7
Materials	3.9
Telecommunication Services	3.1
Utilities	1.6
U.S. Treasury Obligation	0.2
Short-Term Investment	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	4/16/01
Without Sales Charge		14.31%	14.01%	9.60%	0.03%	(0.48)%	0.10%	(1.18)%	(1.52)%	(1.00)%
With Sales Charge*		8.32	8.03	5.69	(1.05)	(1.55)	(0.82)	(1.72)	(2.05)	(1.45)
CLASS B SHARES	4/16/01
Without CDSC		13.75	13.53	9.15	(0.46)	(0.89)	(0.31)	(1.63)	(1.90)	(1.36)
With CDSC**		8.75	8.53	5.90	(0.87)	(1.31)	(0.66)	(1.63)	(1.90)	(1.36)
CLASS C SHARES	4/16/01
Without CDSC		13.68	13.44	9.13	(0.47)	(0.91)	(0.32)	(1.66)	(1.93)	(1.39)
With CDSC***		12.68	12.44	8.48	(0.47)	(0.91)	(0.32)	(1.66)	(1.93)	(1.39)
INSTITUTIONAL CLASS SHARES	9/15/00	14.81	14.20	10.23	0.46	(0.37)	0.50	(0.90)	(1.46)	(0.78)
SELECT CLASS SHARES	12/18/96	14.55	14.19	9.81	0.28	(0.26)	0.32	(1.00)	(1.36)	(0.85)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns would have been different.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Consumer Discretionary — 10.5%
	Auto Components — 1.1%
169	Johnson Controls, Inc.	4,042
	Hotels, Restaurants & Leisure — 1.7%
53	International Game Technology	954
81	Starwood Hotels & Resorts Worldwide, Inc.	2,366
95	Yum! Brands, Inc.	3,138
		6,458
	Household Durables — 0.3%
82	KB Home	1,158
	Internet & Catalog Retail — 0.8%
27	Amazon.com, Inc. (a)	3,176
	Media — 3.4%
194	Time Warner, Inc.	5,839
269	Walt Disney Co. (The)	7,359
		13,198
	Specialty Retail — 1.8%
44	Advance Auto Parts, Inc.	1,654
177	Staples, Inc.	3,844
45	Urban Outfitters, Inc. (a)	1,402
		6,900
	Textiles, Apparel & Luxury Goods — 1.4%
29	Coach, Inc.	941
39	Nike, Inc., Class B	2,407
28	V.F. Corp.	2,022
		5,370
	Total Consumer Discretionary	40,302
	Consumer Staples — 9.7%
	Beverages — 1.2%
78	PepsiCo, Inc.	4,733
	Food & Staples Retailing — 3.3%
156	CVS/Caremark Corp.	5,523
90	SYSCO Corp.	2,374
99	Wal-Mart Stores, Inc.	4,936
		12,833
	Food Products — 0.5%
29	General Mills, Inc.	1,908
	Household Products — 2.8%
182	Procter & Gamble Co.	10,548
	Tobacco — 1.9%
126	Altria Group, Inc.	2,280
109	Philip Morris International, Inc.	5,168
		7,448
	Total Consumer Staples	37,470
	Energy — 11.5%
	Energy Equipment & Services — 1.4%
42	Noble Corp.	1,727
57	Schlumberger Ltd.	3,558
		5,285
	Oil, Gas & Consumable Fuels — 10.1%
27	Anadarko Petroleum Corp.	1,668
48	Apache Corp.	4,491
72	Chevron Corp.	5,479
81	ConocoPhillips	4,061
72	Devon Energy Corp.	4,685
27	EOG Resources, Inc.	2,175
118	Exxon Mobil Corp.	8,439
89	Occidental Petroleum Corp.	6,756
33	Southwestern Energy Co. (a)	1,436
		39,190
	Total Energy	44,475
	Financials — 13.5%
	Capital Markets — 4.9%
169	Bank of New York Mellon Corp. (The)	4,500
48	Goldman Sachs Group, Inc. (The)	8,175
154	Morgan Stanley	4,935
62	TD AMERITRADE Holding Corp. (a)	1,190
		18,800
	Commercial Banks — 3.0%
71	BB&T Corp.	1,688
194	U.S. Bancorp	4,507
198	Wells Fargo & Co.	5,461
		11,656
	Diversified Financial Services — 2.4%
416	Bank of America Corp.	6,061
774	Citigroup, Inc.	3,165
		9,226
	Insurance — 3.2%
43	ACE Ltd., (Switzerland) (a)	2,191
47	Aflac, Inc.	1,953
27	AON Corp.	1,043
30	Axis Capital Holdings Ltd., (Bermuda)	864
45	MetLife, Inc.	1,518
48	Prudential Financial, Inc.	2,154
50	Travelers Cos., Inc. (The)	2,467
		12,190
	Total Financials	51,872

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 11.9%
	Biotechnology — 2.0%
86	Celgene Corp. (a)	4,405
76	Gilead Sciences, Inc. (a)	3,251
		7,656
	Health Care Equipment & Supplies — 1.7%
54	Baxter International, Inc.	2,899
88	Covidien plc, (Ireland)	3,694
		6,593
	Health Care Providers & Services — 1.2%
109	Aetna, Inc.	2,834
64	Cardinal Health, Inc.	1,823
		4,657
	Pharmaceuticals — 7.0%
143	Abbott Laboratories	7,249
119	Bristol-Myers Squibb Co.	2,597
291	Merck & Co., Inc.	9,012
468	Pfizer, Inc.	7,965
		26,823
	Total Health Care	45,729
	Industrials — 8.8%
	Aerospace & Defense — 2.0%
30	Boeing Co.	1,445
104	United Technologies Corp.	6,421
		7,866
	Electrical Equipment — 1.3%
63	Cooper Industries plc., Class A	2,451
63	Emerson Electric Co.	2,377
		4,828
	Machinery — 3.2%
43	Caterpillar, Inc.	2,363
102	Deere & Co.	4,651
91	PACCAR, Inc.	3,386
37	Parker Hannifin Corp.	1,980
		12,380
	Road & Rail — 2.3%
194	Norfolk Southern Corp.	9,032
	Total Industrials	34,106
	Information Technology — 21.9%
	Communications Equipment — 4.9%
416	Cisco Systems, Inc. (a)	9,507
130	Juniper Networks, Inc. (a)	3,308
145	QUALCOMM, Inc.	6,014
		18,829
	Computers & Peripherals — 6.2%
33	Apple, Inc. (a)	6,185
251	Hewlett-Packard Co.	11,926
38	International Business Machines Corp.	4,622
45	NetApp, Inc. (a)	1,221
		23,954
	Electronic Equipment, Instruments & Components — 0.9%
243	Corning, Inc.	3,556
	Internet Software & Services — 2.5%
18	Google, Inc., Class A (a)	9,776
	IT Services — 1.4%
13	MasterCard, Inc., Class A	2,746
92	Paychex, Inc.	2,620
		5,366
	Semiconductors & Semiconductor Equipment — 1.1%
128	National Semiconductor Corp.	1,656
121	Xilinx, Inc.	2,639
		4,295
	Software — 4.9%
553	Microsoft Corp.	15,338
165	Oracle Corp.	3,492
		18,830
	Total Information Technology	84,606
	Materials — 3.9%
	Chemicals — 2.5%
159	Dow Chemical Co. (The)	3,745
33	Monsanto Co.	2,231
44	Praxair, Inc.	3,505
		9,481
	Metals & Mining — 1.4%
75	Freeport-McMoRan Copper & Gold, Inc. (a)	5,482
	Total Materials	14,963
	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.7%
170	AT&T, Inc.	4,372
211	Verizon Communications, Inc.	6,250
		10,622
	Wireless Telecommunication Services — 0.3%
362	Sprint Nextel Corp. (a)	1,073
	Total Telecommunication Services	11,695

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 1.6%
	Electric Utilities — 1.6%
130	Edison International	4,131
71	Southern Co.	2,230
	Total Utilities	6,361
	Total Common Stocks (Cost $305,728)	371,579

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
1,880	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $1,910)	1,912

SHARES
Short-Term Investment — 3.0%
	Investment Company — 3.0%
11,567	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.164% (b) (l) (m) (Cost $11,567)	11,567
	Total Investments — 99.8% (Cost $319,205)	385,058
	Other Assets in Excess of Liabilities — 0.2%	581
	NET ASSETS — 100.0%	$385,639

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
39	S&P 500 Index	12/17/09	$10,072	$(515)

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 90.8%
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	8,944
	Arizona — 3.1%
	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/15	184
	General Obligation — 1.0%
	City of Goodyear,
1,175	GO, FSA, 6.000%, 07/01/15	1,383
1,225	GO, FSA, 6.000%, 07/01/16	1,450
1,300	GO, FSA, 6.000%, 07/01/17	1,550
1,375	GO, FSA, 6.000%, 07/01/18	1,643
1,400	GO, FSA, 6.000%, 07/01/18	1,657
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	3,955
1,500	Maricopa County Unified School District No 97-Deer Valley, School Improvement Project 2004, Series B, GO, FSA, 5.000%, 07/01/15	1,685
1,000	Maricopa County Unified School District No. 48-Scottsdale, School Improvement Project, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15	1,112
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.250%, 07/01/14	7,312
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,183
		30,930
	Hospital — 0.9%
	Arizona Health Facilities Authority, Banner Health,
2,000	Series D, Rev., 5.000%, 01/01/11	2,091
2,000	Series D, Rev., 5.000%, 01/01/12	2,116
5,000	Series D, Rev., 5.000%, 01/01/17	5,299
3,215	Series D, Rev., 5.000%, 01/01/18	3,225
2,500	Series D, Rev., 5.000%, 01/01/18	2,515
3,000	Series D, Rev., 5.500%, 01/01/18	3,216
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.260%, 11/05/09	2,197
	Scottsdale IDA,
4,615	Series A, Rev., 5.000%, 09/01/12	4,850
2,250	Series A, Rev., 5.000%, 09/01/14	2,383
		27,892
	Other Revenue — 0.1%
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.250%, 10/01/12	1,652
	Prerefunded — 0.5%
12,040	Arizona School Facilities Board, State School Trust,
	Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	14,125
	Special Tax — 0.4%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 01/01/14	9,732
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,100
		11,832
	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	6,103
	Utility — 0.0% (g)
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/19	1,649
	Total Arizona	94,367
	Arkansas — 0.6%
	General Obligation — 0.3%
8,000	State of Arkansas, Federal Highway Grant, Anticipated Tax Revenue, GO, 5.000%, 08/01/12	8,746
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.750%, 11/01/16	6,078
	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., FSA, 5.000%, 10/01/18	1,953
	Total Arkansas	16,777
	California — 7.9%
	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	2,056

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/16	1,085
2,025	Series E, Rev., 5.250%, 10/01/16	2,176
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/19	5,950
5,000	Series O, Rev., 5.750%, 05/15/19	5,617
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/15	6,174
		23,058
	General Obligation — 2.9%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	398
2,500	GO, Zero Coupon, 05/01/16	1,899
2,000	GO, Zero Coupon, 05/01/17	1,420
1,490	GO, Zero Coupon, 08/01/19	928
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	1,269
750	El Camino Community College District, Election of 2002, Series B, GO, NATL-RE, FGIC, 4.250%, 08/01/12	810
	Evergreen Elementary School District,
3,000	Series A, GO, FSA, 6.000%, 08/01/13	3,446
1,090	Series A, GO, FSA, 6.000%, 08/01/16	1,289
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,045
5,845	GO, AGC, Zero Coupon, 08/01/15	4,981
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16	267
	Los Angeles Unified School District,
1,000	Series A-1, GO, FSA, 5.000%, 07/01/17	1,087
2,750	Series B, GO, FGIC, 4.750%, 07/01/16	2,852
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.250%, 07/01/28	1,368
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	2,450
1,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,435
2,700	Saugus Union School District, GO, NATL-RE, FGIC, 5.250%, 08/01/20	3,020
	State of California,
1,000	GO, 5.000%, 08/01/16	1,063
7,500	GO, 5.000%, 02/01/17	7,506
7,830	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14	8,599
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,829
940	GO, 5.000%, 04/01/16	1,000
6,310	GO, 5.000%, 04/01/17	6,673
5,000	GO, 5.000%, 04/01/19	5,134
10,000	GO, 5.500%, 04/01/18	10,805
5,000	GO, 5.500%, 04/01/19	5,269
5,000	GO, 5.625%, 04/01/19	5,213
		87,055
	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/18	1,686
2,000	Series C, Rev., 6.250%, 10/01/18	2,219
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/14	1,019
		4,924
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/14	208
	Other Revenue — 0.3%
3,280	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/17	2,830
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,806
3,110	Simi Valley School Financing Authority, Rev., FSA, 5.000%, 08/01/17	3,385
		9,021
	Prerefunded — 2.1%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,712
340	Series A, Rev., FSA, 5.000%, 07/01/22 (p)	402

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
5,000	California State Department of Water Resources, Series A, Rev., 5.750%, 05/01/12 (p)	5,633
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	15,200
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,413
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,625
4,765	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,283
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.500%, 06/01/10 (p)	5,245
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,280
18,945	GO, 5.125%, 02/01/14 (p)	21,573
		64,366
	Resource Recovery — 0.1%
4,000	California Municipal Finance Authority, Waste Management, Inc. Project, Series A, Rev., VAR, 4.900%, 02/01/10	4,012
	Special Tax — 0.1%
2,805	Burbank California Public Financing Authority Revenue, Golden State Redevelopment Project, Tax Allocation, Series A, FGIC, 5.000%, 12/01/17	2,843
	Transportation — 0.7%
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., NATL-RE, 4.500%, 05/15/10	2,832
3,080	Series A, Rev., NATL-RE, 4.500%, 05/15/12	3,202
14,450	San Bernardino County Transportation Authority, Series A, Rev., 5.000%, 05/01/12	15,550
		21,584
	Utility — 0.3%
	California State Department of Water Resources, Power Supply,
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	927
2,070	Series H, Rev., FSA-CR, 5.000%, 05/01/18	2,194
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	4,936
		8,057
	Water & Sewer — 0.5%
8,025	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.000%, 12/01/11	9,027
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR, AMBAC, Zero Coupon, 09/01/23	2,257
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/16	1,620
1,370	Rev., NATL-RE, 5.000%, 05/01/16	1,263
1,000	San Luis Obispo County Financing Authority, Nacimento Water Project, Series A, Rev., NATL-RE, 5.000%, 09/01/17	1,042
		15,209
	Total California	240,337
	Colorado — 2.2%
	Certificate Of Participation/Lease — 0.3%
8,000	Colorado Higher Education, COP, 5.500%, 11/01/18	8,453
	General Obligation — 1.4%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, FSA, 5.000%, 12/15/13	8,219
	Denver City & County, Better Denver & Zoo,
2,235	Series A, GO, 4.000%, 08/01/11	2,360
730	Series A, GO, 4.000%, 08/01/12	787
1,330	Series A, GO, 4.000%, 08/01/13	1,450
460	Series A, GO, 4.000%, 08/01/14	502
	Douglas County School District No Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20 (w)	6,100
6,950	GO, 5.250%, 12/15/23 (w)	8,003
2,345	GO, 5.250%, 12/15/25 (w)	2,700
1,660	Highlands Ranch Metropolitan District, Family & Children’s Fund Bonds, GO, 5.000%, 12/01/10	1,740
10,000	Jefferson County School District R-001, Series A, GO, FSA, 5.250%, 12/15/12	11,206
		43,067
	Prerefunded — 0.4%
5,000	Colorado Health Facilities Authority, Catholic Health, Series A, Rev., 5.500%, 03/01/12 (p)	5,495
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,786
		11,281

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.0% (g)
1,000	Denver City & County, Airport, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,054
	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/19	1,346
	Water & Sewer — 0.0% (g)
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/15	982
	Total Colorado	66,183
	Connecticut — 2.0%
	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/17	1,034
	General Obligation — 1.5%
	City of Greenwich,
325	GO, 4.000%, 06/01/18	338
300	GO, 4.750%, 06/01/18	344
200	GO, 5.000%, 06/01/18	229
	City of Hartford ,
1,025	GO, AGC, 5.000%, 11/15/14	1,160
1,325	GO, AGC, 5.000%, 11/15/15	1,500
250	GO, AGC, 5.000%, 11/15/16	283
270	GO, AGC, 5.000%, 11/15/17	306
595	GO, AGC, 5.000%, 11/15/18	672
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,395
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,113
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,879
12,990	Series B, GO, NATL-RE, 5.000%, 12/01/12	14,508
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,625
650	Town of Trumbull, GO, 5.000%, 09/15/15	743
		45,095
	Special Tax — 0.3%
8,375	State of Connecticut, Transportation Infrastructure, Special Tax, Series B, FSA, 5.375%, 10/01/10	8,756
	Water & Sewer — 0.2%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	277
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,444
	State of Connecticut, Revolving Fund,
2,000	Series A, Rev., 5.000%, 06/01/13	2,248
2,100	Series A, Rev., 5.000%, 06/01/19	2,430
		6,399
	Total Connecticut	61,284
	Delaware — 0.3%
	Education — 0.2%
6,000	University of Delaware, Series A, Rev., VAR, 2.000%, 06/01/11	6,046
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,167
	Transportation — 0.1%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/12	1,827
	Total Delaware	9,040
	District of Columbia — 0.1%
	General Obligation — 0.1%
4,185	District of Columbia, Series 2001-A, GO, FSA, 5.500%, 12/01/09 (p)	4,245
	Florida — 3.6%
	Certificate Of Participation/Lease — 0.3%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/17	2,663
3,405	Series D, COP, FSA-CR, FGIC, 5.000%, 08/01/13	3,489
3,955	Palm Beach County, School Board, Series D, COP, FSA, 5.250%, 08/01/12	4,261
		10,413
	Education — 0.2%
7,060	Florida State Board of Education, Lottery, Series B, Rev., NATL-RE, FGIC, 5.250%, 07/01/11	7,368
	General Obligation — 0.0% (g)
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	152
	Other Revenue — 0.6%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	1,969
2,355	Rev., AGC, 5.000%, 09/01/18	2,530
1,070	Rev., AGC, 5.000%, 09/01/18	1,134

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.6%
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,780
5,000	Miami-Dade County, Entitlement, Rev., NATL-RE, FGIC, 5.000%, 08/01/10	5,148
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,822
		17,383
	Prerefunded — 0.8%
4,900	City of Gainesville, Utilities System, Series A, Rev., FSA, 5.000%, 10/01/15 (p)	5,644
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,517
10,000	Lee County, Airport, Series B, Rev., FSA, 5.750%, 10/01/10 (p)	10,595
2,560	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	2,800
		24,556
	Special Tax — 0.6%
200	Florida State Department of Environmental Protection, Series A, Rev., NATL-RE, FGIC, 5.750%, 07/01/10	206
	Florida State Department of Environmental Protection, Florida Forever,
1,125	Series A, Rev., 5.000%, 07/01/10	1,155
3,140	Series A, Rev., NATL-RE, 5.375%, 07/01/12	3,346
7,060	Series A, Rev., NATL-RE, 5.375%, 07/01/16	7,595
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/12	5,300
		17,602
	Transportation — 0.1%
2,000	Lee County, Transitional Facilities, Series A, Rev., AMBAC, 5.250%, 10/01/10	2,070
	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/13	116
	Water & Sewer — 1.0%
	Miami-Dade County, Water & Sewer Systems,
5,000	Rev., XLCA, 5.000%, 10/01/17	5,297
6,000	Series B, Rev., FSA, 5.000%, 10/01/14	6,630
15,180	Series B, Rev., FSA, 5.000%, 10/01/15	16,686
		28,613
	Total Florida	108,273
	Georgia — 4.9%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,207
	General Obligation — 3.1%
2,650	Bryan County School District, Sales Tax, GO, 5.000%, 08/01/10	2,742
5,000	Douglas County School District, GO, FSA, 5.000%, 04/01/26	5,395
1,025	Fulton County School District, GO, 6.375%, 05/01/12	1,154
	Gwinnett County School District,
2,500	GO, 5.000%, 02/01/11	2,638
7,500	GO, 5.000%, 02/01/13	8,372
	Newton County School District,
1,400	GO, 5.000%, 04/01/11	1,484
2,300	GO, 5.000%, 04/01/12	2,513
1,535	Peach County, Sales Tax, GO, 5.000%, 07/01/12	1,673
	State of Georgia,
5,030	Series A, GO, 5.000%, 09/01/12	5,590
3,425	Series A, GO, 5.000%, 09/01/15	3,888
11,245	Series A-1, GO, 5.000%, 07/01/12	12,433
1,000	Series B, GO, 5.750%, 08/01/17	1,207
14,960	Series C, GO, 5.000%, 07/01/17	17,357
1,120	Series C, GO, 5.500%, 07/01/12	1,252
10,000	Series C, GO, 5.500%, 07/01/14	11,461
2,000	Series C, GO, 6.000%, 07/01/10	2,075
1,700	Series D, GO, 5.250%, 10/01/11	1,847
5,000	Series E, GO, 4.000%, 07/01/13	5,462
3,935	Series E, GO, 5.000%, 08/01/16	4,547
		93,090
	Prerefunded — 0.3%
500	De Kalb County School District, Series A, GO, 6.250%, 07/01/10 (p)	520
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	7,298
		7,818
	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., FSA, 5.000%, 06/01/18	11,254

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/16	8,275
2,000	Rev., NATL-RE, 5.000%, 06/01/16	2,218
5,000	Series A, Rev., 5.000%, 06/01/15	5,633
		16,126
	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,678
	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/19	7,791
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/18	3,829
		11,620
	Total Georgia	147,793
	Hawaii — 2.2%
	General Obligation — 1.2%
	State of Hawaii,
5,515	Series CY, GO, FSA, 5.750%, 02/01/14	6,367
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14	10,941
7,500	Series DQ, GO, 5.000%, 06/01/15	8,501
10,000	Series DR, GO, 5.000%, 06/01/16	11,347
		37,156
	Prerefunded — 0.3%
9,455	State of Hawaii, Series CZ, GO, FSA, 5.250%, 07/01/12 (p)	10,506
	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,686
2,575	Rev., 5.000%, 01/01/19	2,910
		4,596
	Water & Sewer — 0.5%
	City & County of Honolulu, Second Bond Resolution,
2,740	Series A, Rev., FSA, 5.000%, 07/01/18	2,926
2,500	Series A, Rev., FSA, 5.000%, 07/01/18	2,704
3,740	Series A, Rev., FSA, 5.000%, 07/01/18	4,016
4,915	Series A, Rev., FSA, 5.000%, 07/01/18	5,222
		14,868
	Total Hawaii	67,126
	Idaho — 0.6%
	Education — 0.1%
2,800	University of Idaho, Series A, Rev., VAR, FSA, 4.375%, 04/01/11	2,912
	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18	8,743
	Other Revenue — 0.2%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,644
	Total Idaho	19,299
	Illinois — 1.5%
	General Obligation — 0.4%
140	City of Chicago, Series A, GO, FSA, 5.000%, 01/01/13	154
5,000	City of Chicago, Emergency Telephone System, GO, NATL-RE, FGIC, 5.250%, 01/01/14	5,592
3,970	State of Illinois, Series A, GO, FSA, 5.000%, 06/01/14	4,446
1,165	Will County High School District No. 204-Joliet, Series B, GO, NATL-RE, 5.000%, 01/01/13	1,285
		11,477
	Hospital — 0.1%
3,000	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	3,001
	Prerefunded — 0.4%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,571
2,000	City of Chicago, Lakefront Millenium Parking Facility, GO, NATL-RE, 5.700%, 01/01/12 (p)	2,241
5,000	City of Chicago, Skyway Toll, Rev., AMBAC, 5.500%, 01/01/11 (p)	5,334
100	Metropolitan Pier & Exposition Authority, Series 2002-A, Rev., FGIC, 5.500%, 06/15/18 (p)	116
195	Will County School District No. 122, Series 2004-A, GO, FSA, 6.500%, 11/01/10 (p)	207
		11,469
	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., FSA, 5.000%, 07/01/15	3,265
1,160	State of Illinois, Sales Tax, Rev., 5.000%, 06/15/11	1,237
		4,502

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.5%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/16	5,207
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.000%, 12/01/16	2,655
5,000	Illinois State Toll Highway Authority, Series A, Rev., FSA, 5.500%, 01/01/15	5,697
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	902
		14,461
	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/18	1,191
	Total Illinois	46,101
	Indiana — 0.7%
	Certificate Of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.000%, 01/15/13	1,104
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.000%, 01/01/15	5,716
		6,820
	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,162
	Other Revenue — 0.3%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/15	2,252
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.000%, 02/01/16	173
1,900	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	2,110
	South Bend Community School Corp., First Mortgage,
1,000	Rev., FSA, 4.000%, 07/05/11	1,051
1,350	Rev., FSA, 5.000%, 07/05/14	1,515
855	Rev., FSA, 5.000%, 01/05/16	956
1,030	Rev., FSA, 5.000%, 07/05/17	1,157
		9,214
	Total Indiana	20,196
	Iowa — 0.3%
	Prerefunded — 0.3%
7,820	Tobacco Settlement Authority of Iowa, Asset Backed, Series B, Rev., 5.600%, 06/01/11 (p)	8,428
	Kansas — 1.7%
	General Obligation — 0.2%
	City of Sailna, Internal Improvement,
2,075	Series A, GO, 5.000%, 10/01/17	2,339
2,170	Series A, GO, 5.000%, 10/01/18	2,434
		4,773
	Other Revenue — 0.2%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/15	1,940
5,000	Kansas State Department of Transportation, Series A, Rev., 5.000%, 09/01/13	5,651
		7,591
	Prerefunded — 0.8%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	17,319
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	7,371
		24,690
	Utility — 0.5%
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.650%, 09/01/12	9,855
3,755	Series 2004, Rev., AMBAC, 5.650%, 09/01/14	4,288
		14,143
	Total Kansas	51,197
	Kentucky — 0.7%
	Certificate Of Participation/Lease — 0.1%
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., COP, AMBAC, 5.500%, 07/01/12	4,500
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.250%, 11/01/09 (p)	165

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 89,
1,000	Rev., FSA, 5.000%, 11/01/18	1,060
6,145	Rev., FSA, 5.000%, 11/01/18	6,582
		7,642
	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,664
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,584
		10,248
	Total Kentucky	22,555
	Louisiana — 0.2%
	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	2,951
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,175
		5,126
	Total Louisiana	5,126
	Maryland — 2.3%
	Education — 0.6%
5,580	University System of Maryland, Series A, Rev., VAR, 0.550%, 06/01/10	5,588
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,437
4,340	Series A, Rev., 5.000%, 04/01/17	4,980
4,560	Series A, Rev., 5.000%, 04/01/18	5,236
		18,241
	General Obligation — 1.5%
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	3,013
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,581
	State of Maryland, State & Local Facilities Loan, Second Series,
8,080	GO, 5.000%, 08/01/11	8,688
6,700	GO, 5.000%, 08/01/13	7,366
8,000	GO, 5.000%, 08/01/15	9,194
10,000	Series A, GO, 5.000%, 08/01/10	10,349
		46,191
	Other Revenue — 0.1%
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,673
	Prerefunded — 0.1%
1,430	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Rev., 6.750%, 07/01/10 (p)	1,505
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,160
		2,665
	Water & Sewer — 0.0% (g)
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,319
	Total Maryland	70,089
	Massachusetts — 4.2%
	Education — 0.5%
	Massachusetts Development Finance Agency, College of the Holy Cross,
1,000	Series B, Rev., 5.000%, 09/01/18	1,105
1,000	Series B, Rev., 5.000%, 09/01/18	1,096
1,100	Series B, Rev., 5.000%, 09/01/18	1,194
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,407
		14,802
	General Obligation — 1.5%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,403
	Commonwealth of Massachusetts, Consolidated Lien,
3,050	Series C, GO, FSA, 5.500%, 11/01/10	3,202
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,699
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,588
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,779
10,450	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	11,327
		43,998
	Other Revenue — 0.1%
	Boston Housing Authority,
1,790	Rev., FSA, 5.000%, 04/01/15	2,000
1,770	Rev., FSA, 5.000%, 04/01/17	1,979
		3,979

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 2.0%
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,944
10,000	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	10,840
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,774
2,000	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, NATL-RE-IBC, 5.750%, 12/15/10 (p)	2,100
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	16,641
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,688
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	13,369
		59,356
	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., FSA, 5.000%, 08/15/15	4,161
	Total Massachusetts	126,296
	Michigan — 1.7%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	3,982
4,170	Series A, Rev., 5.000%, 04/01/19	4,645
		8,627
	General Obligation — 0.2%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.000%, 05/01/16	1,092
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,327
2,025	Ypsilanti School District, GO, AGC, Q-SBLF, 4.000%, 05/01/13	2,133
		6,552
	Hospital — 0.1%
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	3,149
	Other Revenue — 0.4%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, FSA-CR, FGIC, 5.500%, 01/01/22	11,361
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.000%, 09/01/15	1,529
		12,890
	Prerefunded — 0.5%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, 5.000%, 05/01/13 (p)	8,941
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.000%, 11/01/09 (p)	185
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,650
		14,776
	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	579
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/16	254
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,214
		7,047
	Total Michigan	53,041
	Minnesota — 1.6%
	Education — 0.1%
1,000	University of Minnesota, Series C, Rev., 5.000%, 12/01/18	1,140
	General Obligation — 1.2%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.000%, 04/01/12	3,197
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,765
10,000	GO, FSA, 5.000%, 08/01/13	10,897
6,760	Series C, GO, 5.000%, 08/01/16	7,794
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,631
		37,284
	Other Revenue — 0.3%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	9,661
	Total Minnesota	48,085
	Mississippi — 0.6%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,547

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.4%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	12,626
	Total Mississippi	19,173
	Missouri — 2.2%
	General Obligation — 0.1%
	Cass County Reorganized School District No. R-2,
1,000	GO, 5.000%, 03/01/16	1,093
1,000	GO, 5.000%, 03/01/16	1,074
		2,167
	Other Revenue — 0.5%
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/13	15,538
	Prerefunded — 0.0% (g)
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,773
	Transportation — 1.6%
	Missouri Highway & Transportation Commission,
3,730	Series A, Rev., 5.000%, 05/01/16	4,234
4,060	Series A, Rev., 5.000%, 05/01/19	4,597
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.000%, 02/01/12	2,699
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,363
7,000	Series A, Rev., 5.000%, 05/01/16	7,921
6,000	Series B, Rev., 5.000%, 05/01/16	6,537
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,694
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,685
7,000	Rev., 5.000%, 02/01/17	7,736
		48,466
	Total Missouri	67,944
	Nebraska — 0.6%
	Education — 0.2%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/16	3,978
3,715	Rev., AMBAC, 5.000%, 07/15/16	4,047
		8,025
	Utility — 0.4%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,755
	Nebraska Public Power District,
250	Series B, Rev., FSA, 5.000%, 01/01/17	276
600	Series B, Rev., FSA, 5.000%, 07/01/17	655
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/16	2,730
		11,416
	Total Nebraska	19,441
	Nevada — 1.8%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 01/01/16	5,991
6,075	Series B, Rev., AMBAC, 5.000%, 01/01/16	6,276
		12,267
	General Obligation — 0.6%
	Clark County, Flood Control,
7,175	GO, 5.000%, 11/01/10	7,475
5,450	GO, 5.000%, 11/01/13	6,017
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, FSA, 5.000%, 06/01/15	5,210
		18,702
	Prerefunded — 0.6%
3,795	Clark County School District, Series C, GO, FSA, 5.000%, 12/15/15 (p)	4,376
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	13,959
		18,335
	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., FSA, 5.000%, 07/01/16	5,521
	Total Nevada	54,825
	New Jersey — 2.0%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,112
	General Obligation — 0.3%
	State of New Jersey,
2,500	GO, 5.250%, 08/01/20	2,893
3,000	Series N, GO, AMBAC, 5.500%, 07/15/14	3,451
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, Rev., FSA, Zero Coupon, 12/01/20	1,269

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 0.3%
	Township of Franklin, Somerset County,
665	GO, 4.000%, 05/01/16	717
1,180	GO, 5.000%, 05/01/17	1,342
		9,672
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	5,410
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/15	8,564
		13,974
	Other Revenue — 0.3%
6,000	Garden State Preservation Trust, Series A, Rev., FSA, 5.800%, 11/01/15	7,039
2,750	Tobacco Settlement Financing Corp., Series 1A, Rev., 4.500%, 06/01/17	2,462
		9,501
	Prerefunded — 0.6%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC, 5.750%, 10/01/10 (p)	147
	Garden State Preservation Trust,
2,670	Series A, Rev., FSA, 5.250%, 11/01/13 (p)	3,055
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA-CR, 5.500%, 06/15/13 (p)	5,713
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	9,562
		18,477
	Total New Jersey	59,736
	New Mexico — 1.1%
	General Obligation — 0.2%
5,000	Albuquerque Municipal School District No. 12, GO, 5.000%, 08/01/14	5,686
	Other Revenue — 0.3%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/18	1,765
1,690	Series B, Rev., 5.000%, 06/01/18	1,823
1,820	Series B, Rev., 5.000%, 06/01/18	1,945
1,965	Series B, Rev., 5.000%, 06/01/18	2,086
		7,619
	Special Tax — 0.6%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14	7,737
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/13	11,491
		19,228
	Total New Mexico	32,533
	New York — 9.0%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 07/01/18	15,910
	Education — 1.6%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., FSA, 5.750%, 05/01/18	3,352
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,130
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/18	10,926
4,000	Series A, Rev., 5.000%, 03/15/19	4,337
8,000	Series C, Rev., 5.000%, 03/15/14	8,966
6,500	Series C, Rev., 5.000%, 12/15/16	7,001
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	436
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	555
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	730
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/16	1,439
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/18	4,671
		48,543
	General Obligation — 0.2%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, FSA, 5.000%, 09/01/13	322
100	Series A, GO, FSA, 5.000%, 09/01/14	113
1,150	Massapequa Union Free School District, GO, 4.000%, 06/15/12	1,226
2,860	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/13	3,027
200	Sachem Central School District of Holbrook, GO, NATL-RE, FGIC, 5.000%, 10/15/16	227
		4,915

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., FSA, 5.000%, 02/15/14	3,971
2,220	Series D, Rev., FSA, 5.000%, 08/15/14	2,464
510	Series D, Rev., FSA, 5.000%, 02/15/17	554
		6,989
	Other Revenue — 1.3%
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13 (w)	1,271
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	443
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/15	430
	New York State Dormitory Authority, Construction Services Contract,
10,000	Series A, Rev., 5.000%, 07/01/19	10,622
7,000	Series A, Rev., 5.000%, 07/01/19	7,395
1,165	New York State Environmental Facilities Corp., State Water, Revolving Funds, Series E, Rev., NATL-RE, 6.000%, 06/15/10	1,202
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	5,715
5,000	Tobacco Settlement Financing Authority, Asset-Backed, Series B, Rev., 5.000%, 06/01/11	5,295
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/12	5,484
		37,857
	Prerefunded — 1.8%
	Metropolitan Transportation Authority,
5,000	Series A, Rev., FGIC, 5.250%, 11/15/11 (p)	5,450
1,040	Series A, Rev., FGIC, 6.125%, 04/01/10 (p)	1,065
5,000	Series A, Rev., NATL-RE, 5.250%, 10/01/10 (p)	5,221
15,400	New York City Municipal Water Finance Authority, Rev., 5.500%, 06/15/10 (p)	16,052
	New York City Transitional Finance Authority, Future Tax Secured,
11,285	Series C, Rev., 5.875%, 05/01/10 (p)	11,713
3,000	New York State Dormitory Authority, State University Educational Facilities, Rev., FGIC, 5.250%, 05/15/10 (p)	3,110
5,000	New York State Thruway Authority, Series A, Rev., 5.500%, 03/15/12 (p)	5,547
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,406
		54,564
	Special Tax — 1.5%
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series A, Rev., VAR, 5.500%, 11/01/11	5,377
4,985	Series B, Rev., 5.000%, 05/01/17	5,583
3,750	Series B, Rev., 5.000%, 11/01/19	4,162
	New York Local Government Assistance Corp.,
5,805	Rev., 5.500%, 04/01/19	6,778
7,875	Series A-5/6, Rev., 5.500%, 04/01/19	9,195
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/17	1,109
2,430	Series A, Rev., 5.250%, 12/15/18	2,783
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	5,728
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/14	5,471
		46,186
	Transportation — 0.6%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/18	1,134
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,761
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/16	7,843
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 10/01/15	2,728
		18,466
	Utility — 0.2%
5,000	Long Island Power Authority, Series A, Rev., 5.250%, 04/01/19	5,451
	Water & Sewer — 1.1%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,762
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	427
2,500	Series CC, Rev., 5.000%, 06/15/18	2,621
5,985	Series DD, Rev., 4.500%, 06/15/18	5,747
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/16	2,775
1,010	New York State Environmental Facilities Corp., Rev., FSA, 5.750%, 06/15/12	1,129

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — 1.1%
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.000%, 06/15/17	11,135
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/16	2,471
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,591
		33,658
	Total New York	272,539
	North Carolina — 2.5%
	Certificate Of Participation/Lease — 0.0% (g)
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/16	1,132
	General Obligation — 1.3%
6,200	City of Charlotte, Series B, GO, 5.000%, 06/01/19	7,108
	Durham County,
1,000	GO, 5.000%, 04/01/16 (w)	1,147
1,175	GO, 5.000%, 04/01/17 (w)	1,354
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.000%, 02/01/15	3,364
	New Hanover County,
1,240	GO, 5.000%, 12/01/16	1,426
2,000	GO, 5.000%, 12/01/19	2,313
10,000	State of North Carolina, Series B, GO, 5.000%, 04/01/14	11,360
	Wake County, Annual Appropriation, Limited Obligation,
1,205	Rev., 5.000%, 06/01/17	1,371
3,905	Rev., 5.000%, 06/01/19	4,406
5,950	Rev., 5.000%, 06/01/19	6,648
		40,497
	Other Revenue — 0.8%
	City of Charlotte, Equipment Acquisition & Public Facilities,
7,170	Series A, COP, 5.000%, 06/01/12	7,845
8,075	Series A, COP, 5.000%, 06/01/13	8,986
	City of High Point,
1,000	Rev., FSA, 5.000%, 11/01/18	1,073
1,170	Rev., FSA, 5.000%, 11/01/18	1,252
4,155	State of North Carolina, Annual Appropriation, Series A, GO, 5.000%, 05/01/19	4,644
		23,800
	Transportation — 0.3%
6,755	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/12	7,348
	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/18	2,710
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., NATL-RE, 6.000%, 01/01/11	237
		2,947
	Total North Carolina	75,724
	Ohio — 3.3%
	Certificate Of Participation/Lease — 0.1%
3,260	State of Ohio, Higher Education, Series II-A, Rev., COP, NATL-RE-IBC, 5.500%, 12/01/10	3,435
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	2,991
	General Obligation — 2.0%
1,390	City of Cleveland, Series A, GO, AMBAC, 5.000%, 10/01/14	1,545
1,875	City of Columbus, Series 1, GO, 5.000%, 07/01/14	2,130
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/14	8,672
2,000	City of Columbus, Various Purpose, Series D, GO, 5.000%, 12/15/11	2,176
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/18	6,560
225	Kettering City School District, School Improvement, GO, FSA, 5.000%, 12/01/14	237
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,396
4,000	Series B, GO, 5.000%, 09/15/14	4,545
3,165	Series B, GO, 5.000%, 09/15/15	3,591
5,335	Series B, GO, 5.000%, 09/15/16	6,050
10,000	Series C, GO, 5.000%, 09/15/16	11,285
5,325	Series D, GO, 5.000%, 09/15/12	5,895
4,975	State of Ohio, Higher Education, Infrastructure Improvement, Series B, GO, 5.000%, 08/01/19	5,665
		61,747
	Other Revenue — 0.5%
13,995	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	12,416

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.5%
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.000%, 12/01/15	217
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,448
		15,081
	Prerefunded — 0.0% (g)
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, NATL-RE, 5.625%, 12/01/11 (p)	220
	Transportation — 0.1%
1,715	City of Cleveland, Rev., FSA, 5.250%, 09/15/18	1,863
	Utility — 0.2%
5,000	American Municipal Power - Ohio, Inc., Prepayment, Series A, Rev., 5.000%, 02/01/10	5,043
	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,351
4,650	Series A, Rev., 5.000%, 12/01/18	5,324
		9,675
	Total Ohio	100,055
	Oklahoma — 0.4%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,242
3,500	Rev., 5.500%, 09/01/15	3,946
5,210	Rev., 5.500%, 09/01/18	5,844
		11,032
	Total Oklahoma	11,032
	Oregon — 2.1%
	Certificate Of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/19	3,778
3,350	Series A, COP, 5.000%, 05/01/19	3,659
6,965	Series A, COP, 5.000%, 05/01/19	7,545
		14,982
	General Obligation — 0.7%
1,500	Clackamas County, School District No. 12, GO, FSA GTY, 5.000%, 06/15/18	1,716
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, 5.000%, 06/15/11	1,604
	Portland Community College District,
2,055	GO, 5.000%, 06/15/13	2,306
4,950	GO, FSA, 5.000%, 06/15/14	5,617
7,880	Washington County School District No 1 West Union, Hillsboro, GO, NATL-RE, FGIC, 5.000%, 06/15/13	8,805
		20,048
	Other Revenue — 0.4%
10,060	Oregon State Department of Administrative Services, Rev., FSA, 5.000%, 09/01/12	11,133
	Prerefunded — 0.2%
5,000	City of Portland, Sewer Systems, First Lien, Series A, Rev., FGIC, 5.750%, 08/01/10 (p)	5,204
	Special Tax — 0.0% (g)
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,434
	Water & Sewer — 0.3%
	City of Portland, Sewer Systems, First Lien,
6,560	Series A, Rev., 5.000%, 06/15/18	7,436
2,000	Series A, Rev., FSA, 5.000%, 10/01/10	2,084
		9,520
	Total Oregon	62,321
	Pennsylvania — 3.9%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/19	1,390
2,000	Series A, Rev., 5.000%, 03/01/19	2,206
		3,596
	General Obligation — 3.2%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/14	10,132
1,000	Allegheny Valley Joint School District, Series A, GO, NATL-RE, 5.000%, 11/01/14	1,084
2,165	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15	2,459
7,135	Chester County, GO, 5.000%, 07/15/17	7,882
	City of Pittsburgh,
5,850	Series A, GO, FSA, 5.000%, 09/01/11	6,203
9,475	Series A, GO, FSA, 5.000%, 09/01/12	10,214

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 3.2%
	Commonwealth of Pennsylvania,
3,000	GO, 5.000%, 07/01/18	3,433
3,925	GO, 5.375%, 07/01/21	4,650
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,130
14,865	GO, 5.000%, 05/15/18	16,998
10,335	Series A, GO, 5.000%, 11/01/17	11,284
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16	4,323
5,545	East Stroudsburg Area School District, GO, FSA, 5.000%, 09/01/17	6,005
1,315	Haverford Township School District, GO, FSA, 5.250%, 03/15/16	1,495
1,060	Marple Newtown School District, GO, FSA, 5.000%, 03/01/16	1,174
	Red Lion Area School District,
1,860	GO, FSA, 5.000%, 05/01/18	2,033
1,200	GO, FSA, 5.000%, 05/01/18	1,300
2,365	GO, FSA, 5.000%, 05/01/18	2,543
1,000	GO, FSA, 5.000%, 05/01/18	1,062
2,050	Seneca Valley School District, GO, FSA, 5.000%, 07/01/13	2,285
		97,689
	Hospital — 0.3%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	5,937
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 1.013%, 12/01/09	2,028
		7,965
	Other Revenue — 0.0% (g)
1,100	Pennsylvania Turnpike Commission, Series A, Rev., FSA, 5.250%, 07/15/22	1,240
	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., FSA-CR-AMBAC, 5.000%, 12/01/16	2,273
	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., FSA, 5.250%, 11/01/18	5,687
	Total Pennsylvania	118,450
	Puerto Rico — 0.2%
	Prerefunded — 0.2%
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,503
	South Carolina — 1.8%
	Certificate Of Participation/Lease — 0.0% (g)
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	219
	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., FSA, 5.000%, 12/01/16	3,137
	General Obligation — 0.3%
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,470
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,356
		7,826
	Other Revenue — 0.4%
10,880	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 12/04/09	10,883
	Prerefunded — 0.2%
4,585	Berkeley County School District, GO, FSA SCSDE, 5.500%, 07/15/12 (p)	5,125
1,960	City of Columbia, Waterworks & Sewer System, Rev., 6.000%, 02/01/10 (p)	1,988
		7,113
	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,403
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	7,631
		22,034
	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/19	2,434
1,000	City of Columbia, Waterworks & Sewer System, Rev., 5.700%, 02/01/10	1,013
		3,447
	Total South Carolina	54,659
	Tennessee — 0.9%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,384
	General Obligation — 0.2%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,672

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 0.2%
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,130
4,050	Series B, GO, 5.000%, 08/01/21	4,424
		8,226
	Prerefunded — 0.2%
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.500%, 11/01/12 (p)	5,647
	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,141
	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., FSA, 5.000%, 05/01/17	2,354
	Total Tennessee	28,752
	Texas — 7.7%
	Certificate Of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 08/01/14	1,663
	Education — 0.7%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,125
2,000	Rev., 5.000%, 10/01/20	2,217
3,000	Rev., 5.000%, 10/01/21	3,292
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/18	3,377
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/16	1,136
250	Series A, Rev., AMBAC, 5.500%, 03/15/16	280
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16	3,272
2,500	Series B, Rev., 5.250%, 08/15/17	2,889
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/18	2,478
1,215	Series C, Rev., 5.000%, 03/01/18	1,314
		21,380
	General Obligation — 3.2%
12,700	Bell County, Limited Tax Note, GO, 5.000%, 02/15/12	13,697
1,075	Bexar County, GO, 5.250%, 06/15/17	1,178
1,890	City of El Paso, GO, 5.000%, 08/15/14	2,132
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,549
4,485	City of Garland, Series A, GO, 5.000%, 02/15/18	4,827
1,000	Clear Creek Independent School District, School Building, GO, 5.250%, 02/15/18	1,085
185	Collin County, Tax Refund, GO, 5.000%, 02/15/15	200
	Dallas County Community College District,
3,000	GO, 5.000%, 02/15/14	3,383
1,400	GO, 5.000%, 02/15/16	1,590
1,965	GO, 5.000%, 02/15/24	2,162
	Dallas Independent School District, Maintenance Tax Notes,
3,470	GO, 5.000%, 02/15/13	3,861
2,085	GO, 5.000%, 02/15/15	2,354
	Deer Park Independent School District, Limited Tax,
1,000	GO, FSA, 3.500%, 02/15/14	1,057
1,000	GO, FSA, 4.000%, 02/15/15	1,072
1,020	GO, FSA, 5.250%, 02/15/17	1,106
1,000	GO, FSA, 5.250%, 02/15/17	1,072
1,000	GO, FSA, 5.250%, 02/15/17	1,069
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/19	1,939
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	745
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,419
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	1,903
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,176
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,399
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,326
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,313
110	Plano Independent School District, GO, PSF-GTD, 4.750%, 02/15/10	111
	San Jacinto Community College District,
2,885	GO, 4.000%, 02/15/12	3,056
4,920	GO, 5.000%, 02/15/18	5,460
5,000	GO, 5.000%, 02/15/19	5,115
1,330	GO, AMBAC, 5.000%, 02/15/17	1,458
390	GO, AMBAC, 5.000%, 02/15/17	424

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 3.2%
	State of Texas, Public Finance Authority,
8,000	Series A, GO, 5.000%, 10/01/16	9,140
1,895	Series A, GO, 5.000%, 10/01/19	2,177
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/18	2,796
4,340	Series A, GO, 5.000%, 08/01/18	4,815
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/18	2,024
	Travis County,
650	GO, 4.000%, 03/01/11	678
500	GO, 5.000%, 03/01/12	545
		97,413
	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/14	5,555
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,432
		6,987
	Other Revenue — 0.0% (g)
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., NATL-RE, 5.000%, 05/15/16	1,047
	Prerefunded — 0.5%
5,000	City of Houston, Junior Lien, Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,676
8,935	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/11 (p)	9,711
1,000	North Texas Tollway Authority, Series A, Rev., FSA, 5.000%, 01/01/15 (p)	1,126
		16,513
	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/19	1,084
945	Series C, GO, 5.000%, 02/15/19	1,004
325	Series C, GO, 5.000%, 02/15/19	344
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/16	5,529
		7,961
	Transportation — 1.0%
200	City of Laredo, International Toll Bridge, Series B, Rev., FSA, 5.000%, 10/01/13	222
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/18	5,115
3,000	Rev., 5.250%, 12/01/18	3,107
10,000	Series A, Rev., 5.000%, 12/01/16	11,351
7,660	Series A, Rev., 5.000%, 06/01/19	8,519
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,000	Series A, Rev., 5.000%, 11/01/19	1,080
2,000	Series A, Rev., 5.000%, 11/01/21	2,091
		31,485
	Utility — 0.2%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,424
	Water & Sewer — 1.5%
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., FSA, 5.375%, 10/01/12	224
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/13	6,619
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,286
2,130	Rev., 5.000%, 06/01/16	2,399
2,230	Rev., 5.000%, 06/01/17	2,515
2,695	Rev., 5.000%, 06/01/18	2,947
2,955	Rev., 5.000%, 06/01/18	3,185
3,405	Rev., 5.000%, 06/01/18	3,627
2,340	Rev., 5.000%, 06/01/18	2,630
	Texas Water Development Board, State Revolving Fund,
3,200	Rev., 5.000%, 07/15/17	3,629
3,820	Rev., 5.000%, 07/15/19	4,287
8,780	Trinity River Authority, Texas Regional Water, Rev., 5.000%, 08/01/12	9,661
		44,009
	Total Texas	232,882
	Utah — 1.3%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 06/01/19	1,120
1,050	Rev., 5.000%, 06/01/19	1,166
1,100	Rev., 5.000%, 06/01/19	1,209
1,150	Rev., 5.000%, 06/01/19	1,255
		4,750

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.6%
	Utah Transit Authority,
10,000	Series A, Rev., FSA, 5.000%, 12/15/12 (p)	11,203
7,525	Series B, Rev., FSA, 4.750%, 12/15/15 (p)	8,585
		19,788
	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,856
	Water & Sewer — 0.4%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,041
2,500	Ogden City, Rev., FSA, 4.500%, 06/15/18	2,308
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/14	2,270
		12,619
	Total Utah	39,013
	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/17	4,502
2,355	Rev., AMBAC, 5.000%, 10/01/17	2,490
		6,992
	Total Vermont	6,992
	Virginia — 4.4%
	Education — 0.5%
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,837
	Virginia Public School Authority, School Financing, 1997 Resolution,
3,000	Series A, Rev., 5.000%, 08/01/11	3,221
1,900	Series A, Rev., 5.000%, 08/01/14	2,163
3,000	Series B, Rev., 5.000%, 08/01/13	3,377
		14,598
	General Obligation — 2.4%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	5,954
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,107
5,000	City of Newport News, Series B, GO, 5.250%, 02/01/16	5,757
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,506
2,725	Series A, GO, 5.000%, 06/01/14	3,106
2,790	Series B, GO, 5.000%, 06/01/19	3,249
17,575	Series D, GO, 5.000%, 06/01/19	20,273
	Fairfax County, Public Improvement,
6,495	Series A, GO, 5.000%, 04/01/18	7,338
16,685	Series B, GO, 5.000%, 10/01/12	18,598
		72,888
	Other Revenue — 0.8%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	6,053
3,005	Series B, Rev., 4.000%, 08/01/12	3,235
5,620	Series C, Rev., 5.000%, 08/01/15	6,054
5,225	Series D, Rev., 5.000%, 08/01/17	5,962
2,565	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	2,984
		24,288
	Prerefunded — 0.3%
7,000	Tobacco Settlement Financing Corp., Asset Backed Securities, Rev., 5.625%, 06/01/15 (p)	8,123
	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,564
	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,697
1,005	5.000%, 04/01/16	1,140
1,935	5.000%, 04/01/17	2,204
1,655	5.000%, 04/01/18	1,884
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,293
		10,218
	Total Virginia	132,679
	Washington — 1.3%
	General Obligation — 1.2%
	Benton County School District No. 17,
3,220	GO, 5.000%, 12/01/13	3,619
4,300	GO, 5.000%, 12/01/14	4,856
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,551
5,000	King County School District No. 414, Lake Washington, GO, FSA, 5.000%, 12/01/17	5,508

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 1.2%
12,400	State of Washington, Various Purpose, Series R-2010A, GO, 5.000%, 01/01/19	13,653
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,018
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/19	5,316
		36,521
	Hospital — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., FSA, 5.250%, 08/15/18	1,280
	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	225
	Total Washington	38,026
	West Virginia — 0.3%
	Prerefunded — 0.3%
8,380	State of West Virginia, State Roads, GO, NATL-RE, 5.750%, 06/01/10 (p)	8,730
	Wisconsin — 0.5%
	General Obligation — 0.4%
700	Milwaukee County, Series A, GO, NATL-RE, 5.000%, 10/01/11	756
	State of Wisconsin,
5,000	Series 1, GO, NATL-RE, 5.000%, 05/01/14	5,620
5,000	Series E, GO, NATL-RE FGIC, 5.000%, 05/01/15	5,630
		12,006
	Private Placement — 0.1%
3,800	Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (i)	3,823
	Total Wisconsin	15,829
	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/14	158
	Total Municipal Bonds (Cost $2,674,053)	2,751,778

SHARES
Short-Term Investment — 10.8%
	Investment Company — 10.8%
326,123	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $326,123)	326,123
	Total Investments — 101.6% (Cost $3,000,176)	3,077,901
	Liabilities in Excess of Other Assets — (1.6)%	(49,552)
	NET ASSETS — 100.0%	$3,028,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

Inflation-Linked Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.770% at termination	CPI-U at termination	09/02/10	$2,000	$(55)	$—
Barclays Bank plc	2.988% at termination	CPI-U at termination	01/15/11	25,000	(1,477)	—
Barclays Bank plc	2.817% at termination	CPI-U at termination	02/13/11	500	(24)	—
Barclays Bank plc	2.960% at termination	CPI-U at termination	04/15/11	20,000	(1,340)	—
Barclays Bank plc	2.970% at termination	CPI-U at termination	06/14/11	2,000	(120)	—
Barclays Bank plc	2.940% at termination	CPI-U at termination	06/15/11	3,000	(176)	—
Barclays Bank plc	2.890% at termination	CPI-U at termination	08/25/11	25,000	(1,562)	—
Barclays Bank plc	2.490% at termination	CPI-U at termination	10/12/11	50,000	(1,995)	—
Barclays Bank plc	2.030% at termination	CPI-U at termination	09/16/12	100,000	(5,199)	—
Barclays Bank plc	2.760% at termination	CPI-U at termination	09/16/12	1,500	(75)	—
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	20,000	(1,677)	—
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(33)	—
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(2,595)	—
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(148)	—
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(216)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(1,280)	—
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,856)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(2,588)	—
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,069)	—
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(1,970)	—
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(1,742)	—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(2,501)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(2,349)	—
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(2,054)	—
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(359)	—
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(212)	—
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(1,239)	—
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(2,588)	—
Barclays Bank plc	2.815% at termination	CPI-U at termination	10/12/19	50,000	(2,374)	—
BNP Paribas	2.710% at termination	CPI-U at termination	05/09/14	50,000	(2,399)	—
BNP Paribas	1.690% at termination	CPI-U at termination	08/03/14	100,000	1,943	—
BNP Paribas	2.745% at termination	CPI-U at termination	05/01/28	25,000	(1,091)	—
Deutsche Bank AG, New York	1.430% at termination	CPI-U at termination	08/03/13	100,000	1,824	—
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(5,197)	—
Royal Bank of Scotland	2.330% at termination	CPI-U at termination	08/28/10	100,000	(5,152)	—
Royal Bank of Scotland	2.490% at termination	CPI-U at termination	08/07/10	100,000	(4,795)	—
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	150,000	(10,846)	—
					$(67,586)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Consumer Discretionary — 10.4%
	Auto Components — 1.1%
123	Johnson Controls, Inc.	2,941
	Hotels, Restaurants & Leisure — 1.7%
39	International Game Technology	695
59	Starwood Hotels & Resorts Worldwide, Inc.	1,721
69	Yum! Brands, Inc.	2,283
		4,699
	Household Durables — 0.2%
49	KB Home	696
	Internet & Catalog Retail — 0.8%
19	Amazon.com, Inc. (a)	2,311
	Media — 3.4%
141	Time Warner, Inc.	4,248
196	Walt Disney Co. (The)	5,355
		9,603
	Specialty Retail — 1.8%
32	Advance Auto Parts, Inc.	1,203
129	Staples, Inc.	2,797
32	Urban Outfitters, Inc. (a)	1,019
		5,019
	Textiles, Apparel & Luxury Goods — 1.4%
22	Coach, Inc.	715
28	Nike, Inc., Class B	1,752
21	V.F. Corp.	1,471
		3,938
	Total Consumer Discretionary	29,207
	Consumer Staples — 10.0%
	Beverages — 1.3%
59	PepsiCo, Inc.	3,573
	Food & Staples Retailing — 3.3%
114	CVS/Caremark Corp.	4,019
65	SYSCO Corp.	1,727
72	Wal-Mart Stores, Inc.	3,591
		9,337
	Food Products — 0.5%
21	General Mills, Inc.	1,388
	Household Products — 2.9%
139	Procter & Gamble Co.	8,083
	Tobacco — 2.0%
95	Altria Group, Inc.	1,721
79	Philip Morris International, Inc.	3,760
		5,481
	Total Consumer Staples	27,862
	Energy — 11.6%
	Energy Equipment & Services — 1.4%
31	Noble Corp.	1,257
42	Schlumberger Ltd.	2,588
		3,845
	Oil, Gas & Consumable Fuels — 10.2%
21	Anadarko Petroleum Corp.	1,276
36	Apache Corp.	3,391
52	Chevron Corp.	3,987
59	ConocoPhillips	2,946
53	Devon Energy Corp.	3,409
19	EOG Resources, Inc.	1,582
85	Exxon Mobil Corp.	6,122
65	Occidental Petroleum Corp.	4,910
23	Southwestern Energy Co. (a)	991
		28,614
	Total Energy	32,459
	Financials — 13.6%
	Capital Markets — 4.9%
123	Bank of New York Mellon Corp. (The)	3,274
35	Goldman Sachs Group, Inc. (The)	5,948
112	Morgan Stanley	3,590
45	TD AMERITRADE Holding Corp. (a)	866
		13,678
	Commercial Banks — 3.1%
51	BB&T Corp.	1,228
147	U.S. Bancorp	3,414
144	Wells Fargo & Co.	3,973
		8,615
	Diversified Financial Services — 2.4%
302	Bank of America Corp.	4,410
561	Citigroup, Inc.	2,293
		6,703
	Insurance — 3.2%
31	ACE Ltd., (Switzerland) (a)	1,594
36	Aflac, Inc.	1,484
20	AON Corp.	759
22	Axis Capital Holdings Ltd., (Bermuda)	629
34	MetLife, Inc.	1,149
35	Prudential Financial, Inc.	1,568
38	Travelers Cos., Inc. (The)	1,868
		9,051
	Total Financials	38,047

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   33

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 11.8%
	Biotechnology — 2.0%
63	Celgene Corp. (a)	3,205
56	Gilead Sciences, Inc. (a)	2,365
		5,570
	Health Care Equipment & Supplies — 1.7%
39	Baxter International, Inc.	2,109
66	Covidien plc, (Ireland)	2,798
		4,907
	Health Care Providers & Services — 1.1%
79	Aetna, Inc.	2,062
35	Cardinal Health, Inc.	1,004
		3,066
	Pharmaceuticals — 7.0%
104	Abbott Laboratories	5,275
87	Bristol-Myers Squibb Co.	1,889
212	Merck & Co., Inc.	6,557
340	Pfizer, Inc.	5,796
		19,517
	Total Health Care	33,060
	Industrials — 8.7%
	Aerospace & Defense — 2.0%
22	Boeing Co.	1,051
72	United Technologies Corp.	4,454
		5,505
	Electrical Equipment — 1.2%
37	Cooper Industries plc, Class A	1,417
48	Emerson Electric Co.	1,822
		3,239
	Machinery — 3.2%
30	Caterpillar, Inc.	1,661
74	Deere & Co.	3,381
66	PACCAR, Inc.	2,464
27	Parker Hannifin Corp.	1,441
		8,947
	Road & Rail — 2.3%
141	Norfolk Southern Corp.	6,572
	Total Industrials	24,263
	Information Technology — 22.0%
	Communications Equipment — 4.9%
303	Cisco Systems, Inc. (a)	6,917
94	Juniper Networks, Inc. (a)	2,407
106	QUALCOMM, Inc.	4,371
		13,695
	Computers & Peripherals — 6.3%
25	Apple, Inc. (a)	4,741
183	Hewlett-Packard Co.	8,678
28	International Business Machines Corp.	3,363
33	NetApp, Inc. (a)	888
		17,670
	Electronic Equipment, Instruments & Components — 0.9%
177	Corning, Inc.	2,587
	Internet Software & Services — 2.4%
13	Google, Inc., Class A (a)	6,744
	IT Services — 1.4%
9	MasterCard, Inc., Class A	1,998
67	Paychex, Inc.	1,907
		3,905
	Semiconductors & Semiconductor Equipment — 1.2%
97	National Semiconductor Corp.	1,251
88	Xilinx, Inc.	1,920
		3,171
	Software — 4.9%
402	Microsoft Corp.	11,160
120	Oracle Corp.	2,542
		13,702
	Total Information Technology	61,474
	Materials — 3.9%
	Chemicals — 2.5%
116	Dow Chemical Co. (The)	2,725
24	Monsanto Co.	1,623
32	Praxair, Inc.	2,550
		6,898
	Metals & Mining — 1.4%
54	Freeport-McMoRan Copper & Gold, Inc. (a)	3,989
	Total Materials	10,887
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.8%
124	AT&T, Inc.	3,182
162	Verizon Communications, Inc.	4,790
		7,972
	Wireless Telecommunication Services — 0.3%
264	Sprint Nextel Corp. (a)	780
	Total Telecommunication Services	8,752

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 1.6%
	Electric Utilities — 1.6%
94	Edison International	3,006
50	Southern Co.	1,566
	Total Utilities	4,572
	Total Common Stocks (Cost $214,710)	270,583

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	U.S. Treasury Obligation — 0.2%
610	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $620)	621

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
8,570	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $8,570)	8,570
	Total Investments — 100.0% (Cost $223,900)	279,774
	Liabilities in Excess of Other Assets — 0.0%	(26)
	NET ASSETS — 100.0%	$279,748

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
26	S&P 500 Index	12/17/09	$6,715	$(363)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   35

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

AGC—	Insured by Assured Guaranty Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CIFG—	Insured by CDC IXIS Financial Guaranty

COP—	Certificate of Participation

CPI-U—	Consumer Price Index for Urban Consumers

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FSA—	Insured by Financial Security Assurance, Inc.

GAN—	Grant Anticipation Notes

GO—	General Obligation

GTD—	Guaranteed

GTY—	Guaranty

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

NATL—	Insured by National Public Finance Guarantee Corp.

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RE—	Reinsured

Rev.—	Revenue

SCSDE—	South Carolina School District Enhancement

TCRS—	Transferable Custodial Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2009.

XLCA—	Insured by XL Capital Assurance

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of October 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(r)—	Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$373,491	$2,751,778	$271,204
Investments in affiliates, at value	11,567	326,123	8,570
Total investment securities, at value	385,058	3,077,901	279,774
Cash	1	—	—	(a)
Receivables:
Investment securities sold	—	152	—
Fund shares sold	573	10,305	41
Interest and dividends	697	37,224	491
Outstanding swap contracts, at value	—	3,767	—
Total Assets	386,329	3,129,349	280,306

LIABILITIES:
Payables:
Dividends	—	5,191	—
Investment securities purchased	—	20,830	—
Fund shares redeemed	168	1,903	115
Variation margin on futures contracts	273	—	186
Outstanding swap contracts, at value	—	71,353	—
Accrued liabilities:
Investment advisory fees	115	844	96
Administration fees	37	258	27
Shareholder servicing fees	23	292	57
Distribution fees	—	87	2
Custodian and accounting fees	5	42	5
Trustees’ and Chief Compliance Officer’s fees	2	10	6
Other	67	190	64
Total Liabilities	690	101,000	558
Net Assets	$385,639	$3,028,349	$279,748

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

	Tax Aware Disciplined Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$519,444	$3,056,879	$252,730
Accumulated undistributed (distributions in excess of) net investment income	593	(495)	346
Accumulated net realized gains (losses)	(199,736)	(38,174)	(28,839)
Net unrealized appreciation (depreciation)	65,338	10,139	55,511
Total Net Assets	$385,639	$3,028,349	$279,748

Net Assets:
Class A	$—	$155,982	$1,645
Class B	—	—	904
Class C	—	89,259	718
Institutional Class	385,639	612,933	20,123
Select Class	—	2,170,175	256,358
Total	$385,639	$3,028,349	$279,748

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	15,857	121
Class B	—	—	67
Class C	—	9,093	54
Institutional Class	26,347	62,220	2,305
Select Class	—	220,562	18,836

Net Asset Value:
Class A — Redemption price per share	$—	$9.84	$13.60
Class B — Offering price per share (b)	—	—	13.44
Class C — Offering price per share (b)	—	9.82	13.37
Institutional Class — Offering and redemption price per share	14.64	9.85	8.73
Select Class — Offering and redemption price per share	—	9.84	13.61
Class A maximum sales charge	—	3.75%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$—	$10.22	$14.35

Cost of investments in non-affiliates	$307,638	$2,674,053	$215,330
Cost of investments in affiliates	11,567	326,123	8,570

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   39

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Real Return Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12	$80,701	$10
Dividend income from non-affiliates	6,979	—	5,899
Dividend income from affiliates (a)	68	1,005	101
Total investment income	7,059	81,706	6,010

EXPENSES:
Investment advisory fees	1,054	7,956	1,146
Administration fees	319	2,403	271
Distribution fees:
Class A	—	294	4
Class B	—	—	7
Class C	—	427	4
Shareholder servicing fees:
Class A	—	294	4
Class B	—	—	2
Class C	—	143	1
Institutional Class	301	459	17
Select Class	—	4,098	586
Custodian and accounting fees	34	203	30
Interest expense to affiliates	1	—	2
Professional fees	65	79	55
Trustees’ and Chief Compliance Officer’s fees	3	23	3
Printing and mailing costs	19	106	—
Registration and filing fees	11	114	54
Transfer agent fees	33	514	42
Other	8	30	14
Total expenses	1,848	17,143	2,242
Less amounts waived	(195)	(2,623)	(225)
Less earnings credits	— (b)	— (b)	— (b)
Net expenses	1,653	14,520	2,017
Net investment income (loss)	5,406	67,186	3,993

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(53,942)	(185)	(27,177)
Futures	441	—	(753)
Swaps	—	(33,764)	—
Net realized gain (loss)	(53,501)	(33,949)	(27,930)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	83,324	128,905	66,968
Futures	(515)	—	(363)
Swaps	—	66,857	—
Change in net unrealized appreciation (depreciation)	82,809	195,762	66,605
Net realized/unrealized gains (losses)	29,308	161,813	38,675
Change in net assets resulting from operations	$34,714	$228,999	$42,668

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,406	$11,370	$67,186	$40,340	$3,993	$2,669
Net realized gain (loss)	(53,501)	(79,166)	(33,949)	(1,090)	(27,930)	5,694
Change in net unrealized appreciation (depreciation)	82,809	(183,227)	195,762	(183,666)	66,605	(86,446)
Change in net assets resulting from operations	34,714	(251,023)	228,999	(144,416)	42,668	(78,083)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(3,334)	(1,947)	(18)	(57)
From net realized gains	—	—	—	—	(11)	(843)
Class B
From net investment income	—	—	—	—	(6)	(9)
From net realized gains	—	—	—	—	(6)	(234)
Class C
From net investment income	—	—	(1,256)	(489)	(4)	(4)
From net realized gains	—	—	—	—	(3)	(87)
Institutional Class
From net investment income	(5,370)	(11,173)	(14,266)	(10,233)	(458)	(472)
From net realized gains	—	—	—	—	(97)	(6,007)
Select Class
From net investment income	—	—	(48,713)	(27,808)	(3,361)	(1,951)
From net realized gains	—	—	—	—	(1,090)	(22,607)
Total distributions to shareholders	(5,370)	(11,173)	(67,569)	(40,477)	(5,054)	(32,271)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(62,652)	(42,837)	1,043,956	1,234,833	56,641	(1,479)

NET ASSETS:
Change in net assets	(33,308)	(305,033)	1,205,386	1,049,940	94,255	(111,833)
Beginning of period	418,947	723,980	1,822,963	773,023	185,493	297,326
End of period	$385,639	$418,947	$3,028,349	$1,822,963	$279,748	$185,493
Accumulated undistributed (distributions in excess of) net investment income	$593	$599	$(495)	$(112)	$346	$200

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$130,504	$170,840	$398	$2,790
Dividends and distributions reinvested	—	—	2,097	836	26	423
Cost of shares redeemed	—	—	(119,692)	(29,017)	(984)	(6,028)
Change in net assets from capital transactions	$—	$—	$12,909	$142,659	$(560)	$(2,815)
Class B
Proceeds from shares issued	$—	$—	$—	$—	$18	$99
Dividends and distributions reinvested	—	—	—	—	11	224
Cost of shares redeemed	—	—	—	—	(425)	(302)
Change in net assets from capital transactions	$—	$—	$—	$—	$(396)	$21
Class C
Proceeds from shares issued	$—	$—	$57,287	$52,212	$376	$728
Dividends and distributions reinvested	—	—	894	335	5	61
Cost of shares redeemed	—	—	(14,962)	(6,921)	(254)	(618)
Change in net assets from capital transactions	$—	$—	$43,219	$45,626	$127	$171
Institutional Class
Proceeds from shares issued	$210,129	$249,521	$358,170	$288,663	$25,990	$417
Dividends and distributions reinvested	498	2,517	3,373	5,603	6	1,949
Cost of shares redeemed	(273,279)	(294,875)	(154,161)	(96,077)	(17,699)	(15,033)
Redemptions in-kind	—	—	—	—	—	(18,502)
Change in net assets from capital transactions	$(62,652)	$(42,837)	$207,382	$198,189	$8,297	$(31,169)
Select Class
Proceeds from shares issued	$—	$—	$1,155,510	$978,331	$175,316	$104,325
Dividends and distributions reinvested	—	—	2,720	8,753	150	7,013
Cost of shares redeemed	—	—	(377,784)	(138,725)	(126,293)	(79,025)
Change in net assets from capital transactions	$—	$—	$780,446	$848,359	$49,173	$32,313

Total change in net assets from capital transactions	$(62,652)	$(42,837)	$1,043,956	$1,234,833	$56,641	$(1,479)

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

	Tax Aware Disciplined Equity Fund		Tax Aware Real Return Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	—	—	13,550	17,109	34	166
Reinvested	—	—	219	85	2	24
Redeemed	—	—	(12,692)	(3,065)	(90)	(380)
Change in Class A Shares	—	—	1,077	14,129	(54)	(190)
Class B
Issued	—	—	—	—	1	6
Reinvested	—	—	—	—	1	13
Redeemed	—	—	—	—	(38)	(19)
Change in Class B Shares	—	—	—	—	(36)	— (a)
Class C
Issued	—	—	5,916	5,222	29	43
Reinvested	—	—	94	35	— (a)	4
Redeemed	—	—	(1,587)	(736)	(20)	(38)
Change in Class C Shares	—	—	4,423	4,521	9	9
Institutional Class
Issued	16,336	14,582	37,020	28,881	3,559	37
Reinvested	41	145	351	564	1	171
Redeemed	(22,025)	(17,503)	(16,220)	(9,929)	(2,767)	(1,391)
Redemptions in-kind	—	—	—	—	—	(1,312)
Change in Institutional Class Shares	(5,648)	(2,776)	21,151	19,516	793	(2,495)
Select Class
Issued	—	—	119,902	97,752	15,906	7,696
Reinvested	—	—	285	881	13	403
Redeemed	—	—	(39,630)	(14,246)	(11,075)	(4,794)
Change in Select Class Shares	—	—	80,557	84,387	4,844	3,305

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   43

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Disciplined Equity Fund
Year Ended October 31, 2009	$13.09	$0.24	(c)	$1.55	(c)	$1.79	$(0.24)	$14.64
Year Ended October 31, 2008	20.82	0.33		(7.74)		(7.41)	(0.32)	13.09
Year Ended October 31, 2007	18.58	0.28		2.23		2.51	(0.27)	20.82
Year Ended October 31, 2006	16.16	0.23		2.42		2.65	(0.23)	18.58
Year Ended October 31, 2005	15.30	0.24		0.85		1.09	(0.23)	16.16

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.22, the net realized and unrealized gains (losses) on investments per share would have been $1.54, the total return would have been 13.87%, and the net investment income (loss) ratio would have been 1.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

Ratios/Supplemental data
			Ratios to average net assets
Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

14.03	%(c)	$385,639	0.55%	1.79	%(c)	0.61%	84%
(35.95)		418,947	0.55	1.83		0.59	65
13.61		723,980	0.55	1.41		0.59	30
16.54		621,508	0.55	1.40		0.59	26
7.11		376,879	0.55	1.47		0.64	24

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2009	$9.08	$0.28		$0.75	$1.03	$(0.27)	$9.84
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)	9.08
Year Ended October 31, 2007	10.01	0.31	(e)	(0.10)	0.21	(0.31)	9.91
Year Ended October 31, 2006	9.95	0.31		0.03 (f)	0.34	(0.28)	10.01
August 31, 2005 (g) through October 31, 2005	10.00	0.04 (e)		(0.05)	(0.01)	(0.04)	9.95

Class C
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)	9.82
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)	9.07
Year Ended October 31, 2007	10.01	0.26	(e)	(0.11)	0.15	(0.26)	9.90
Year Ended October 31, 2006	9.95	0.25		0.04 (f)	0.29	(0.23)	10.01
August 31, 2005 (g) through October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	9.95

Institutional Class
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)	9.85
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)	9.10
Year Ended October 31, 2007	10.02	0.35	(e)	(0.11)	0.24	(0.34)	9.92
Year Ended October 31, 2006	9.95	0.32		0.07 (f)	0.39	(0.32)	10.02
August 31, 2005 (g) through October 31, 2005	10.00	0.05	(e)	(0.05)	—	(0.05)	9.95

Select Class
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)	9.84
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)	9.09
Year Ended October 31, 2007	10.01	0.33	(e)	(0.10)	0.23	(0.33)	9.91
Year Ended October 31, 2006	9.95	0.30		0.06 (f)	0.36	(0.30)	10.01
August 31, 2005 (g) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	9.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

(g)	Commencement of operations.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

11.51%	$155,982	0.74%	2.90%	1.00%		9%
(5.54)	134,277	0.76	3.13	1.00		7
2.13	6,447	0.90	3.15	1.00		26
3.45	752	0.90	2.99	3.22		1
(0.09)	620	0.90	2.45	11.03	(h)	12

10.73	89,259	1.39	2.16	1.50		9
(6.03)	42,365	1.40	2.49	1.50		7
1.50	1,477	1.40	2.63	1.50		26
2.95	521	1.40	2.47	4.08		1
(0.16)	499	1.40	1.95	11.32	(h)	12

11.66	612,933	0.49	3.09	0.60		9
(5.20)	373,697	0.50	3.39	0.60		7
2.49	213,792	0.50	3.54	0.60		26
3.94	29,263	0.50	3.45	1.45		1
(0.04)	3,010	0.50	2.85	10.42	(h)	12

11.53	2,170,175	0.64	2.95	0.75		9
(5.32)	1,272,624	0.65	3.24	0.75		7
2.32	551,307	0.65	3.39	0.75		26
3.72	407,100	0.65	3.33	0.89		1
(0.06)	1,000	0.65	2.70	10.57	(h)	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware U.S. Equity Fund
Class A
Year Ended October 31, 2009	$12.11	$0.16	(c)(d)	$1.53	(d)	$1.69	$(0.13)	$(0.07)	$(0.20)
Year Ended October 31, 2008	21.24	0.19	(c)	(6.92)		(6.73)	(0.15)	(2.25)	(2.40)
Year Ended October 31, 2007	19.18	0.16	(c)	2.04		2.20	(0.14)	—	(0.14)
Year Ended October 31, 2006	16.65	0.14	(c)	2.56		2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49		0.65	(0.16)	—	(0.16)

Class B
Year Ended October 31, 2009	11.96	0.10	(c)(d)	1.53	(d)	1.63	(0.08)	(0.07)	(0.15)
Year Ended October 31, 2008	21.03	0.11	(c)	(6.85)		(6.74)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.99	0.06	(c)	2.02		2.08	(0.04)	—	(0.04)
Year Ended October 31, 2006	16.49	0.05	(c)	2.53		2.58	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49		0.56	(0.07)	—	(0.07)

Class C
Year Ended October 31, 2009	11.92	0.09	(c)(d)	1.52	(d)	1.61	(0.09)	(0.07)	(0.16)
Year Ended October 31, 2008	20.97	0.11	(c)	(6.83)		(6.72)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.95	0.05	(c)	2.02		2.07	(0.05)	—	(0.05)
Year Ended October 31, 2006	16.46	0.05	(c)	2.52		2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48		0.56	(0.07)	—	(0.07)

Institutional Class
Year Ended October 31, 2009	7.87	0.14	(c)(d)	0.99	(d)	1.13	(0.20)	(0.07)	(0.27)
Year Ended October 31, 2008	14.77	0.19	(c)	(4.61)		(4.42)	(0.23)	(2.25)	(2.48)
Year Ended October 31, 2007	13.41	0.17	(c)	1.42		1.59	(0.23)	—	(0.23)
Year Ended October 31, 2006	11.71	0.15	(c)	1.79		1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34		0.52	(0.23)	—	(0.23)

Select Class
Year Ended October 31, 2009	12.13	0.18	(c)(d)	1.54	(d)	1.72	(0.17)	(0.07)	(0.24)
Year Ended October 31, 2008	21.29	0.23	(c)	(6.93)		(6.70)	(0.21)	(2.25)	(2.46)
Year Ended October 31, 2007	19.22	0.21	(c)	2.05		2.26	(0.19)	—	(0.19)
Year Ended October 31, 2006	16.68	0.20	(c)	2.54		2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47		0.70	(0.20)	—	(0.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.15, $0.09, $0.08, $0.13 and $0.17, and the net realized and unrealized gains (losses) on investments per share would have been $1.53, $1.52, $1.51, $0.99 and $1.53, the total return would have been 14.23%, 13.67%, 13.60%, 14.82% and 14.38%, and the net investment income (loss) ratio would have been 1.31%, 0.79%, 0.72%, 1.74% and 1.48% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$13.60	14.31	%(d)	$1,645	1.05%	1.39	%(d)	1.14%	76%
12.11	(35.03)		2,122	1.10	1.16		1.18	116
21.24	11.50		7,747	1.10	0.78		1.13	34
19.18	16.29		7,581	1.10	0.80		1.13	32
16.65	3.99		8,132	1.10	0.89		1.24	46

13.44	13.84	(d)	904	1.55	0.87	(d)	1.64	76
11.96	(35.39)		1,227	1.60	0.67		1.68	116
21.03	10.98		2,169	1.60	0.28		1.63	34
18.99	15.68		2,370	1.60	0.30		1.63	32
16.49	3.51		2,458	1.60	0.53		1.79	46

13.37	13.77	(d)	718	1.55	0.80	(d)	1.63	76
11.92	(35.38)		539	1.60	0.69		1.68	116
20.97	10.95		765	1.60	0.24		1.63	34
18.95	15.67		572	1.60	0.29		1.63	32
16.46	3.53		550	1.60	0.47		1.77	46

8.73	14.95	(d)	20,123	0.56	1.82	(d)	0.74	76
7.87	(34.81)		11,903	0.70	1.66		0.77	116
14.77	11.94		59,168	0.70	1.19		0.73	34
13.41	16.75		75,507	0.70	1.24		0.72	32
11.71	4.50		133,590	0.70	1.37		0.71	46

13.61	14.55	(d)	256,358	0.80	1.55	(d)	0.88	76
12.13	(34.87)		169,702	0.84	1.43		0.93	116
21.29	11.83		227,477	0.84	1.05		0.88	34
19.22	16.56		288,494	0.84	1.12		0.87	32
16.68	4.29		701,050	0.84	1.28		0.86	46

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   49

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Tax Aware Disciplined Equity Fund	Institutional Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective July 22, 2009, Tax Aware Real Return Fund changed from non-diversified to diversified.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November 1, 2009, Class B Shares of the Tax Aware U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

50   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Tax Aware Disciplined Equity Fund Investments in Securities #	$383,146	$1,912	$—	$385,058
Depreciation in Other Financial Instruments*	$(515)	$—	$—	$(515)
Tax Aware Real Return Fund ## Investments in Securities	$326,123	$2,751,778	$—	$3,077,901
Appreciation in Other Financial Instruments*	$—	$3,767	$—	$3,767
Depreciation in Other Financial Instruments*	$—	$(71,353)	$—	$(71,353)
Tax Aware U.S. Equity Fund Investments in Securities #	$279,153	$621	$—	$279,774
Depreciation in Other Financial Instruments*	$(363)	$—	$—	$(363)

*	Other financial instruments may include futures, forward foreign currency exchange and swap contracts.

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2009 (amounts in thousands):

	Value	Percentage
Tax Aware Real Return Fund	$3,823	0.1%

C.  Futures Contracts — The Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund use index future contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   51

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ derivative activities over the reporting period.

D.  Swaps — The Tax Aware Real Return Fund engages in inflation-linked swaps, price locks and interest rate swaps to provide inflation protection and to manage risks associated with changes to interest rates and swap spreads within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s inflation-linked swap activities over the reporting period.

For approximately the first three months of the fiscal year, the Fund held interest rate swaps and price locks, with average notional balances of approximately $1,444,459,000 and $1,375,067,000, respectively, during that period. At October 31, 2009, the Fund no longer holds positions in these investments.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders —Tax Aware Real Return Fund declares and pays dividends from net investment income monthly. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

52   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Disciplined Equity Fund	$(36,384)		$(42)		$36,426
Tax Aware U.S. Equity Fund	—	(a)	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (Tax Aware Disciplined Equity Fund) and distribution reclassifications (Tax Aware U.S. Equity Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Real Return Fund	0.35
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$9
Tax Aware Real Return Fund	236
Tax Aware U.S. Equity Fund	12

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annual effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   53

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Real Return Fund	0.25%	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Real Return Fund	$103		$59
Tax Aware U.S. Equity Fund	—	(a)	1

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	0.10%	n/a
Tax Aware Real Return Fund	0.25%	n/a	0.25%	0.10	0.25%
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Institutional Class		Select Class
Tax Aware Disciplined Equity Fund	n/a		n/a		n/a		0.55%		n/a
Tax Aware Real Return Fund	0.75%		n/a		1.40%		0.50		0.65%
Tax Aware U.S. Equity Fund	1.05	*	1.55	%*	1.55	*	0.55	*	0.80	*

*	Prior to March 1, 2009, the contractual expense limitations for Tax Aware U.S. Equity Fund were 1.10%, 1.60%, 1.60%, 0.70% and 0.84% for Class A, Class B, Class C, Institutional Class and Select Class, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

54   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Disciplined Equity Fund	$6	$3	$186	$195
Tax Aware Real Return Fund	112	150	2,361	2,623
Tax Aware U.S. Equity Fund	169	—	27	196

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Tax Aware U.S. Equity Fund	$27	$2	$29

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor of approximately $400 and $4,000, respectively.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$250,365	$323,273
Tax Aware Real Return Fund	939,720	197,074
Tax Aware U.S. Equity Fund	237,205	185,203

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$333,809	$56,798	$5,549	$51,249
Tax Aware Real Return Fund	3,000,255	87,258	9,612	77,646
Tax Aware U.S. Equity Fund	236,358	45,991	2,575	43,416

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   55

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$5,370	$—	$—	$5,370
Tax Aware Real Return Fund	—	67,569	—	67,569
Tax Aware U.S. Equity Fund	3,847	—	1,207	5,054

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$11,173	$—	$—	$11,173
Tax Aware Real Return Fund	—	40,477	—	40,477
Tax Aware U.S. Equity Fund	2,492	—	29,779	32,271

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$604	$(185,646)	$—	$51,249
Tax Aware Real Return Fund	—	(38,095)	4,701	10,060
Tax Aware U.S. Equity Fund	366	(16,743)	—	43,416

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund), mark to market of futures contracts (Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund), distributions payable (Tax Aware Real Return Fund) and wash sale loss deferrals.

As of October 31, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Tax Aware Disciplined Equity Fund	$50,933	$15,933	$—	$—	$—	$—	$77,647	$41,133	$185,646
Tax Aware Real Return Fund	—	—	—	—	16	3,040	1,090	33,949	38,095
Tax Aware U.S. Equity Fund	—	—	—	—	—	—	—	16,743	16,743

During the year ended October 31, 2009, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$36,384

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

56   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009. Average borrowings from the Facility for the year ended October 31, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$28,363	1	$—	(a)
Tax Aware U.S. Equity Fund	10,669	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliate of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). Tax Aware Real Return Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against Tax Aware Real Return Fund in the event Tax Aware Real Return Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on Tax Aware Real Return Fund.

8. Transfers-in-Kind

For the year ended October 31, 2008, certain shareholders of Tax Aware U.S. Equity Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the dates, at the values listed, and gains for book purposes which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Value	Realized Gains	Type
Tax Aware U.S. Equity Fund	12/14/2007	$18,502	$4,986	Redemption-in-kind

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Real Return Fund and JPMorgan Tax Aware U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Real Return Fund and JPMorgan Tax Aware U.S. Equity Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

58   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   59

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

60   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   61

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$1,212.10	$3.07	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,040.50	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class C
Actual	1,000.00	1,037.20	7.14	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Institutional Class
Actual	1,000.00	1,041.70	2.52	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Select Class
Actual	1,000.00	1,041.00	3.29	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

62   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Tax Aware U.S. Equity Fund
Class A
Actual	$1,000.00	$1,212.90	$5.86	1.05%
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class B
Actual	1,000.00	1,209.80	8.63	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class C
Actual	1,000.00	1,210.00	8.63	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Institutional Class
Actual	1,000.00	1,216.80	3.07	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,214.30	4.46	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

64   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief
Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Tax Aware Disciplined Equity Fund, Tax Aware Real Return Fund and Tax Aware U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Disciplined Equity Fund’s performance was in the third quintile for Institutional Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance for Class A and Select Class shares was in the fifth quintile for the one- and three-year periods ended December 31, 2008, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware U.S. Equity Fund’s performance was in the second, third and fourth quintiles for Class A shares and in the second, second and third quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Disciplined Equity Fund’s net advisory fee and actual total expenses for Institutional Class shares were in the second and first quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for the Class A and Select Class shares were in the second quintiles of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

66   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2009:

Dividends Received Deduction
Tax Aware Disciplined Equity Fund	100.00%
Tax Aware U.S. Equity Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
Tax Aware U.S. Equity Fund	$1,207

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Disciplined Equity Fund	$5,370
Tax Aware U.S. Equity Fund	3,847

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2009:

Exempt Distributions Paid
Tax Aware Real Return Fund	100.00%

OCTOBER 31, 2009        J.P. MORGAN TAX AWARE FUNDS   67

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

68   J.P. MORGAN TAX AWARE FUNDS        OCTOBER 31, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-TA-1009

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2009

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Japan Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan China Region Fund	5
JPMorgan India Fund	8
JPMorgan Intrepid European Fund	11
JPMorgan Intrepid Japan Fund	14
JPMorgan Latin America Fund	17
JPMorgan Russia Fund	20
Schedules of Portfolio Investments	23
Financial Statements	40
Financial Highlights	56
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	83
Trustees	84
Officers	86
Schedule of Shareholder Expenses	87
Board Approval of Investment Advisory Agreements	90
Tax Letter	94
Privacy Policy	95

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12-month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view — not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$1,841,236
Primary Benchmark	Morgan Stanley Capital International (MSCI) All Country Asia (ex-Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth,* returned 66.07%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2009. This compares to the 66.02% return for the MSCI All Country Asia (ex-Japan) Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period. While the Asian equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, the Asian markets were in the midst of a steep decline. This was due in part to the fallout of the collapse of Lehman Brothers, the subprime mortgage crisis, a lack of liquidity and forced selling by overly-leveraged investors. Stock prices weakened further early in the period, as risk aversion remained elevated. Despite positive performance in December-in part due to the prior month’s announcement of China’s $590 billion fiscal stimulus package-the Index fell during three of the first four months of the period.

Asian stock prices then started to rally in March, as global economic data became less negative, investor confidence grew and risk aversion seemed to abate. China’s stock market was a major benefactor of improved investor sentiment. In addition, it was supported by mostly positive economic news, as measures to boost the property market began to take hold and loan growth accelerated. Later in the period, signs showing a bottoming in the U.S. economy and expectations of inventory restocking triggered strong performance in export-oriented Asian countries such as Taiwan and Korea. All told, the Index posted double-digit returns during four of the last eight months of the reporting period.

In the Fund, an overweight in China and stock selection within the country were the largest contributors to performance. In particular, the Fund was rewarded for its exposure to stocks that directly benefited from China’s fiscal and monetary stimulus programs. Stock selection in Singapore also contributed to results. Examples of strong performers included Golden Agri-Resources, owner of one of the world’s largest palm oil plantations, and Olam International Ltd., a distributor of agricultural commodities. Both companies’ earnings are linked to strong regional demand for agricultural-related commodities. Also of note was the Fund’s positive stock selection in Indonesia, including its holding in United Tractors Tbk PT. This mining equipment company benefited from improving global demand for commodities.

Overall, stock selection in India detracted from performance. The Fund was cautiously positioned in the country following the credit crunch in late 2008. In particular, it was felt that the corporate earnings outlook in India would remain muted, especially given the limited scope of its fiscal stimulus program-due to the relatively high budget deficit-compared to China. As a result, the Fund’s holdings were too defensive in nature and did not benefit from the full upside in the Indian market that occurred after a favorable election outcome in May 2009. An example of a holding that detracted from performance was the Fund’s overweight position in telecommunication company Bharti Airtel Ltd. Elsewhere, several of the Fund’s holdings in Korea negatively impacted results. In particular, Korean shipbuilder Doosan Heavy Industries and Construction Co. performed poorly as its earnings did not meet expectations. Also negatively impacting the Fund’s performance was its cash position. The Fund had a strong inflow of new assets during the fiscal year and there were times when the Fund held more cash than would typically be the case. This detracted from results given the strong performance in the Asian equity market.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy, which focused on active and fundamental research through company visits by country specialists was unchanged. The Fund tended to overweight stocks in countries exposed to regional domestic demand. There were several adjustments made to the Fund’s portfolio during the reporting period. For example, we increased the Fund’s overweight to China in November 2008 after the government announced its stimulus program. We pared this position as we captured profits during the summer and moved to a more modest overweight in the country. The proceeds of those sales were used to increase the Fund’s exposures in India, Korea and Taiwan. Overall, these reallocations were positive for performance.

2   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Construction Bank Corp., Class H (China)	4.3%
2.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.2
3.	China Shenhua Energy Co., Ltd., Class H (China)	3.0
4.	Olam International Ltd. (Singapore)	3.0
5.	HON HAI Precision Industry Co., Ltd. (Taiwan)	3.0
6.	Industrial & Commercial Bank of China, Class H (China)	2.6
7.	United Microelectronics Corp. (Taiwan)	2.6
8.	Samsung Electronics Co., Ltd. (South Korea)	2.6
9.	Bank of Communications Co., Ltd., Class H (China)	2.5
10.	KB Financial Group, Inc. (South Korea)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

China	31.7%
South Korea	15.6
Singapore	12.0
India	12.0
Taiwan	10.9
Hong Kong	7.4
Indonesia	5.8
Thailand	3.2
Macau	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   3

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		66.07%	12.53%	10.47%
With Sales Charge*		57.39	11.31	9.73
INSTITUTIONAL CLASS SHARES	6/28/02	66.79	12.99	10.88
SELECT CLASS SHARES	6/28/02	66.45	12.81	10.73

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia (ex-Japan) Index and the Lipper Pacific Region (ex-Japan) Funds Index from November 1, 2001 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex-Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Pacific Region (ex-Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia (ex-Japan) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific Region (ex-Japan) Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan China Region Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$15,020
Primary Benchmark	Morgan Stanley Capital International (MSCI) Golden Dragon Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan China Region Fund, which seeks long-term capital growth,* returned 59.81%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 67.30% return for the MSCI Golden Dragon Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The JPMorgan China Region Fund underperformed its benchmark during the period. While the equity markets in the China region generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, the stock markets in the region were in the midst of a steep decline. This was due, in part, to the fallout of the collapse of Lehman Brothers, the subprime mortgage crisis, a lack of liquidity and forced selling by overly-leveraged investors. Stock prices weakened further early in the period, as risk aversion remained elevated. Despite positive performance in December — in part due to the prior month’s announcement of China’s $590 billion fiscal stimulus package — the Index fell during three of the first four months of the period.

Stock prices in the region then started to rally in March, as global economic data became less negative, investor confidence grew and risk aversion seemed to abate. China’s stock market was a major benefactor of improved investor sentiment. In addition, it was supported by mostly positive economic news, as measures to boost the property market began to take hold and loan growth accelerated. Later in the period, optimism regarding the economies in many developed countries triggered strong performance in Taiwan and Hong Kong.

In terms of the Fund, its security selection in Taiwan detracted from performance. In particular, the Fund’s technology holdings were not rewarded. Examples of holdings that generated disappointing results were AU Optronics, Taiwan’s largest flat panel maker for televisions and computers, and semiconductor company Siliconware Precision Industries. Both stocks underperformed the Index during the reporting period. Elsewhere, not having exposures in BYD Auto, an electric automobile manufacturer in China, and Dongfeng Motors were negatives for performance. Strong demand for the company’s vehicles drove their shares higher. An overweight in Chunghwa Telecom Co. was another meaningful detractor from performance as the defensive telecommunications sector performed poorly during the reporting period as a whole. An underweight in Ping An Insurance was also a negative for the Fund’s results, as its stock performed well over the 12-months ended October 31, 2009.

During the reporting period, the Fund was rewarded for its exposure to Chinese stocks that directly benefited from the country’s fiscal and monetary stimulus programs. Examples of strong performers included overweights in Chinese property company China Vanke Co. and coal company China Shenhua Energy. Other strong performers related to this theme were Aluminum Corp of China and Asia Cement. Property companies in Hong Kong also enhanced the Fund’s performance, including Hang Lung Properties which benefited from low mortgage rates. The Fund was also rewarded for its positioning in the utilities sector, as it did not own defensive utility companies that had expensive valuations, such as Hong Kong Electric. It also had a less-than-benchmark exposure to Chinese power company CLP Holdings. This helped performance as both companies significantly lagged the benchmark.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy, which focused on active and fundamental research through company visits by country specialists, was unchanged. The Fund tended to overweight stocks in countries exposed to regional domestic demand. The Fund remained overweight in China as we felt that China’s strong fiscal position allowed the government to implement large fiscal stimulus measures to support the economy. We continued to emphasize domestic-oriented stocks, such as property and retail within China. The Fund remained underweight in countries and in stocks that largely depended on exports, such as Taiwan.

There were several adjustments made to the Fund’s portfolio during the reporting period. For example, we pared the Fund’s overweight to Chinese property stocks in the summer of 2009 to capture profits. A portion of those assets were redeployed into Taiwan technology stocks, as we felt they would be beneficiaries of improving consumer sentiment and restocking of inventories.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   5

JPMorgan China Region Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Construction Bank Corp., Class H (China)	5.1%
2.	China Mobile Ltd. (China)	4.9
3.	China Life Insurance Co., Ltd., Class H (China)	4.5
4.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.5
5.	Industrial & Commercial Bank of China, Class H (China)	4.2
6.	CNOOC Ltd. (China)	3.9
7.	Bank of China Ltd., Class H (China)	3.9
8.	HON HAI Precision Industry Co., Ltd. (Taiwan)	3.9
9.	China Shenhua Energy Co., Ltd., Class H (China)	2.9
10.	Sun Hung Kai Properties Ltd. (Hong Kong)	2.9

PORTFOLIO COMPOSITION BY COUNTRY***

China	51.6%
Taiwan	27.2
Hong Kong	20.5
Macau	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		59.46%	4.40%
With Sales Charge*		51.09	2.32
CLASS C SHARES	2/28/07
Without CDSC		58.77	3.89
With CDSC**		57.77	3.89
CLASS R5 SHARES	2/28/07	60.21	4.87
SELECT CLASS SHARES	2/28/07	59.81	4.66

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   7

JPMorgan India Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 1, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$13,483
Primary Benchmark	Morgan Stanley Capital International (MSCI) India Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan India Fund, which seeks long-term capital growth,* returned 57.61%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2009, compared to the 77.12% return for the MSCI India Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period. While India’s equity market generated solid results during the fiscal year, it also experienced periods of heightened volatility. During the first four months of the period, stock prices in the country fell sharply. This was due to a variety of factors, including downgrades in India’s gross domestic product growth, concerns over corporate governance in India and terrorist attacks in Mumbai. However, beginning in March 2009, India’s stock market rallied sharply, as economic data became less negative, investor confidence grew, risk aversion seemed to abate and there was increased demand from foreign investors. In addition, the outcome of the country’s May 2009 general election was viewed as being positive by investors.

In terms of the Fund, stock selection was the largest detractor from performance. The Fund was cautiously positioned in India following the credit crunch in late 2008. In particular, it was felt that the corporate earnings outlook in India would remain muted, especially because of the limited scope of the country’s fiscal stimulus program, given its high budget deficit. As a result, the Fund’s holdings were too defensive in nature and did not benefit from the full upside in the market’s sharp rally that began in March 2009. In addition, the Fund was hurt by having a quality bias as, overall, it favored blue chip companies with sustainable earnings, strong balance sheets, high levels of corporate governance and solid management. However, during the strong rally, in general, highly indebted cyclical stocks that fell sharply in 2008 saw a sharp turnaround and outperformed their higher quality peers.

From a sector perspective, the Fund’s overweight in telecommunications and underweight in materials detracted from performance. In the telecommunications sector, the Fund’s overweight position in Bharti Airtel Ltd., which is not in the Index, hurt performance. The company, which has a strong cash flow, initially performed well due to strong demand from risk adverse investors. However, it significantly lagged the benchmark during the low quality rally. In addition, Bharti Airtel’s shares were further dragged down due to concerns that the company would overpay in its bid for a South African cellular company, and as the price competition increased in the cellular industry in India. In the materials sector, the Fund did not own several stocks that performed exceptionally well, such as Sterlite Industries. This stock was avoided given our preference to hold domestic-oriented stocks. Elsewhere, the Fund’s underweight in real estate stocks was detrimental, as it did not own several strong performers.

Contributing to performance was the Fund’s exposure to the consumer discretionary sector. In particular, the Fund’s holding in small car manufacturer Maruti Suzuki India was beneficial for performance. The company performed well during the reporting period as demand for its products remained solid. Also enhancing the Fund’s performance was it overweight in Infrastructure Development Finance Co., Ltd., a company that finances infrastructure development in India.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy, which focused on active and fundamental research through company visits by Indian country specialists, was unchanged. The Fund tended to overweight stocks exposed to domestic demand, which remains very strong in India. The Fund remained overweight in sectors dependent on infrastructure and consumption demand. In addition, we favored companies with a high proportion of earnings coming from the rural sector, given the secular trends of rising incomes and urbanization. The Fund remains underweight in stocks from sectors exposed to end demand in developed markets, such as exporters and information technology services stocks.

Several changes were made to the Fund during the reporting period. For example, we increased its exposure to the consumer discretionary sector as India’s economy strengthened. In contrast, the Fund’s exposure to the telecommunications sector was reduced.

8   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd.	12.7%
2.	Infosys Technologies Ltd.	8.1
3.	Housing Development Finance Corp., Ltd.	7.3
4.	ICICI Bank Ltd.	6.1
5.	HDFC Bank Ltd.	5.8
6.	Bharat Heavy Electricals Ltd.	4.1
7.	ITC Ltd.	3.5
8.	Tata Consultancy Services Ltd.	3.3
9.	Infosys Technologies Ltd., ADR	3.0
10.	Infrastructure Development Finance Co., Ltd.	2.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	27.7%
Energy	16.1
Information Technology	14.4
Industrials	11.7
Materials	8.8
Consumer Discretionary	6.4
Utilities	5.1
Health Care	4.7
Consumer Staples	3.5
Telecommunication Services	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   9

JPMorgan India Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		57.61%	(7.27)%
With Sales Charge*		49.28	(9.24)
CLASS C SHARES	5/1/07
Without CDSC		56.91	(7.72)
With CDSC**		55.91	(7.72)
CLASS R5 SHARES	5/1/07	58.19	(6.85)
SELECT CLASS SHARES	5/1/07	57.90	(7.06)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$223,179
Primary Benchmark	Morgan Stanley Capital International (MSCI) Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth,* returned 20.19%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2009, compared with the 27.48% return for the MSCI Europe Index (the “Index”), for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period. Despite poor performance during the first part of the fiscal year, European equities generated strong results during the 12-months ended October 31, 2009. As the period began in November 2008, European stocks, as measured by the Index were in the midst of a severe decline. This was due to the ongoing turmoil in the financial markets, rapidly weakening economic conditions, market illiquidity and falling corporate profits. With risk aversion remaining elevated, the Index fell during three of the first four months of the period.

Stock prices then started to rally in March and the Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery. Against this backdrop, lower quality stocks, in general, outperformed their higher quality counterparts.

The Fund’s exposure to Punch Taverns, the U.K.’s largest pub company, detracted from results. The company, which is not in the Index, performed poorly as consumer spending was challenged given the recession. Stock selection in the healthcare sector and, more specifically, pharmaceuticals stocks, also hurt the Fund’s results. For example, an overweight in drug-maker GlaxoSmithKline plc was a negative for performance. While the company is based in the U.K., most of its revenue is generated from outside the country. Its stock was negatively impacted by the uncertainties regarding healthcare reform. In the materials sector, two Fund holdings detracted from performance: ArcelorMittal and Xstrata. ArcelorMittal is a steelmaker based in Luxembourg. It primarily exports steel from its facilities in South Africa and the Eastern European Bloc. Xstrata is a coal distributor headquartered in Switzerland. Both companies performed poorly as they missed earnings estimates during the period.

Stocks that contributed to performance included a number of positions in the financials sector. For example, owning U.K.-based HSBC Holdings plc was beneficial for relative returns. The bank held up relatively well during the financial crisis and its shares rose sharply during the second half of the reporting period. BNP Paribas, headquartered in France, also performed well. This attractively valued stock rallied along with the financial sector as a whole. Elsewhere, an out-of-benchmark exposure to Aixtron, a leading manufacturer of chips used in the production of semiconductors, enhanced the Fund’s results. Germany-based Aixtron’s shares performed extremely well as demand for semiconductors increased as the reporting period progressed. In the energy sector, an overweight position in U.K.-based Petrofac contributed to performance. The company is an international provider of facilities solutions to the oil and gas production and processing industries. Petrofac’s shares rose as it reported increased demand for its services.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predicable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. Risk is managed by holding 50+ stocks and seeking to ensure that the Fund has positive exposure to both growth and value compared to the broad market.

During the reporting period, a number of adjustments were made to the Fund’s portfolio. For example, we moved from an underweight position in financials to a neutral position, as we found a number of attractively valued opportunities in the sector. We also pared the Fund’s exposure to the more defensive consumer staples sector and increased its exposure to the more cyclically-oriented consumer discretionary sector. We also initiated positions in a number of technology companies that we believe will be beneficiaries from an improving global economic environment.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   11

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	BP plc (United Kingdom)	4.3%
2.	AstraZeneca plc (United Kingdom)	3.4
3.	Novartis AG (Switzerland)	3.3
4.	Banco Santander S.A. (Spain)	2.7
5.	Vodafone Group plc (United Kingdom)	2.6
6.	Aixtron AG (Germany)	2.3
7.	Telefonica S.A. (Spain)	2.2
8.	Enel S.p.A. (Italy)	2.1
9.	Clariant AG (Switzerland)	2.1
10.	Sanofi-Aventis S.A. (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	30.7%
France	12.1
Germany	11.0
Switzerland	10.3
Spain	8.7
Sweden	5.8
Italy	5.7
Netherlands	4.6
Norway	4.4
Canada	1.6
Austria	1.6
Cyprus	1.0
Others (each less than 1.0%)	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		20.19%	6.40%	6.41%
With Sales Charge*		13.90	5.26	5.83
CLASS B SHARES	11/3/95
Without CDSC		19.60	5.86	5.89
With CDSC**		14.60	5.54	5.89
CLASS C SHARES	11/1/98
Without CDSC		19.60	5.87	5.77
With CDSC***		18.60	5.87	5.77
INSTITUTIONAL CLASS SHARES	9/10/01	20.80	6.91	6.90
SELECT CLASS SHARES	9/10/01	20.51	6.67	6.63

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   13

JPMorgan Intrepid Japan Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$10,367
Primary Benchmark	MSCI Japan Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Japan Fund, which seeks total return from long-term capital growth,* returned 5.08%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2009. This compares to the 13.76% for the MSCI Japan Index and the 14.22% return for the Tokyo Stock Exchange (Topix) 1st Section Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period. While the Japanese stock market posted solid absolute returns during the fiscal year, it significantly underperformed its counterparts in the Asia-Pacific region. This was due to a variety of factors, including tepid domestic consumption, as well as weak exports given the global recession and the strength of the yen. Its economy faced a number of challenges as well, as unemployment rose and deflation persisted.

Initial optimism surrounding the election of a new government in August 2009 quickly faded, given concerns over unfriendly market policies. In addition, Japanese exporters were hurt by the strengthening yen and there was a significant increase in equity issuance coming from Japanese companies.

In terms of sector allocation, the Fund’s underweight to materials and security selection in capital goods and telecommunications detracted from performance. In contrast, underweights in utilities and transport stocks, as well as security selection in diversified financials, were positive contributors for performance.

Looking at individual stocks, the Fund’s overweight in KDDI Corp. was not rewarded, as its shares declined during the reporting period. In the materials sector, the Fund’s exposure to Asahi Glass Co. hurt returns. While Asahi’s stock rose sharply during the fiscal year, its shares declined during the period it was held in the Fund’s portfolio. Not owning Suzuki Motor Corp. detracted from performance as it substantially outperformed the MSCI Japan Index during the period. Elsewhere, an underweight in Internet company Softbank Corp. was a negative, as was the Fund’s exposure in real estate company Mitsui Fudosan Co.

Areas of particular strength in the Fund came from stock selection in the auto sector, as it was well-positioned to benefit from improved earnings in the space. For example, an overweight in Nissan Motor Co. contributed to performance. Increasing its exposure to attractively valued smaller auto parts companies contributed to performance as well. Elsewhere, the Fund had good stock selection in diversified financials, as brokers and leasing stocks, such as ORIX Corp., generated solid results. In the retailing sector, the Fund’s overweight in Fast Retailing Co., Ltd. was a positive, as it generated strong same-store-sales growth during the period. Other holdings that added value included the Fund’s overweight position in gas utilities such as Shizuoka Gas Co. Ltd. The Fund’s out-of-index exposure to Mitsubishi Paper Mills also enhanced the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. We believe that this dynamic, multi-cap approach to investing in Japan allows the Fund to potentially generate consistent alpha through the strict control of risk through various style and market cycles. The main value factors we screened were historic price/book and forward price/earnings. The growth factors were earnings momentum and price momentum.

14   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Toyota Motor Corp.	4.7%
2.	Honda Motor Co., Ltd.	3.3
3.	Mitsubishi UFJ Financial Group, Inc.	3.2
4.	Canon, Inc.	2.4
5.	Mitsubishi Corp.	2.2
6.	Toshiba Corp.	2.0
7.	Nippon Telegraph & Telephone Corp.	1.9
8.	Sumitomo Mitsui Financial Group, Inc.	1.8
9.	Komatsu Ltd.	1.8
10.	Mitsui & Co., Ltd.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	24.6%
Information Technology	16.5
Industrials	16.4
Financials	14.1
Materials	10.1
Telecommunication Services	5.5
Health Care	4.0
Utilities	3.9
Consumer Staples	2.9
Energy	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   15

JPMorgan Intrepid Japan Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		5.08%	(3.47)%	(5.01)%
With Sales Charge*		(0.34)	(4.51)	(5.53)
CLASS B SHARES	11/3/95
Without CDSC		4.17	(4.12)	(5.52)
With CDSC**		(0.83)	(4.60)	(5.52)
CLASS C SHARES	2/28/06
Without CDSC		4.16	(4.11)	(5.67)
With CDSC***		3.16	(4.11)	(5.67)
SELECT CLASS SHARES	2/28/06	5.43	(3.30)	(4.93)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/99 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (Topix) 1st Section Index and Lipper Japan Funds Average from October 31, 1999 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge.

The performance of the MSCI Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Tokyo Stock Exchange (Topix) 1st Section Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and includes reinvestment of all dividends of the securities included in the benchmark, net of withholding taxes. The ending index levels for the Tokyo Stock Exchange (TOPIX) 1st Section Index are converted using the applicable month closing spot rate. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Japan. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

The primary benchmark index for the Fund has been designated as the MSCI Japan Index from the Tokyo Stock Exchange (Topix) 1st Section Index because the Advisor believes this benchmark more accurately reflects the Fund’s investment strategy.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan Latin America Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$12,883
Primary Benchmark	Morgan Stanley Capital International (MSCI) EM Latin America Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Latin America Fund, which seeks long-term capital growth,* returned 72.97%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2009, compared to the 77.60% return for the MSCI EM Latin America Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. While the equity markets in Latin America generated very strong results, they also experienced periods of extreme volatility during the fiscal year. As the reporting period began in November 2008, emerging market equities as a whole, as measured by the MSCI Emerging Markets Index, were in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions and a rapidly weakening global economy. Collectively, this created an extreme flight to quality as investors flocked to safer investments and sold assets that were viewed as being risky.

Emerging market equities then staged an impressive rally beginning in March 2009. It appeared that risk aversion was gradually replaced by increased risk appetites, as investor sentiment regarding the global economy improved. Within Latin America, Brazil-which accounts for nearly 70% of the Index-saw its equity market sharply rebound. This was due, in part, to the government’s aggressive actions to lower short-term interest rates, as well as rising commodity prices. Elsewhere, while Mexico was initially dragged down given its close ties to the U.S. economy and falling oil prices, its stock market also rallied, although it lagged the Index over the 12-months ended October 31, 2009.

During the period, an underweight position in Petrobras and an overweight in Grupo Financiero Banorte S.A.B. de C.V. detracted from performance. Petrobras, a Brazilian energy company, performed strongly as commodity prices strengthened given expectations for an end to the global recession. Its shares were also supported by the announcement that it had discovered substantial oil and gas reserves off the country’s coastline. As the Fund was underweight in Petrobras, it had a negative effect on performance. Grupo Financiero Banorte, a domestic financial institution in Mexico, also detracted from the Fund’s results. The company is involved in lending, mainly in the housing market. The Mexican government has taken measures to seek and increase home ownership levels in the country. While this could be a positive for Grupo Financiero Banorte over the long-term and its shares posted a strong absolute return during the fiscal year, it underperformed the MSCI EM Latin America Index.

Significant contributors to the Fund’s performance included its holding in Totvs S.A, a Brazilian information technology company that is not included in the Index. The company benefited from the positive impact from the synergies realized from its 2008 merger with fellow enterprise resource management (ERM) software firm Datasul. The combined companies now represent one of the world’s largest ERM software organizations. An overweight position in BM&F BOVESPA, a stock exchange in Brazil, also added to returns. The company was aided by increased trading activity in the stock market. It also benefited from the large number of companies that moved to raise capital during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, diversified strategy in which portfolio construction was focused on the highest-conviction ideas, which are found at the stock level. The Fund held, as of October, 31 2009, what it believed were approximately 50 of the most promising investment opportunities as identified by our network of analysts. Risk exposures were monitored and managed versus the benchmark. Security weightings were determined by a bottom-up stock selection process. Sector weightings are an output of our bottom-up stock selection process.

During the reporting period, we looked to position the Fund’s portfolio to benefit from the aggressive programs that governments around the world introduced to stimulate economic growth. In particular, we emphasized well-run companies in Latin America that we believed would be the beneficiaries of low interest rates and increased domestic consumption. This is evident by the Fund’s increased exposure during the fiscal year to the consumer discretionary sector, as well as industrial companies that are related to consumer-related areas, such as airlines.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   17

JPMorgan Latin America Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vale S.A., ADR (Brazil) (Preferred Stock)	8.2%
2.	Petroleo Brasileiro S.A., Class A, ADR (Brazil) (Preferred Stock)	7.4
3.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	5.2
4.	Itau Unibanco Banco Multiplo S.A. (Brazil) (Preferred Stock)	5.0
5.	Gol Linhas Aereas Inteligentes S.A., ADR (Brazil)	5.0
6.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	4.4
7.	Bradespar S.A. (Brazil) (Preferred Stock)	4.2
8.	Grupo Mexico S.A.B. de C.V., Class B (Mexico)	3.6
9.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	3.1
10.	Cia Siderurgica Nacional S.A., ADR (Brazil)	3.0

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	68.8%
Mexico	21.2
Argentina	4.4
United States	2.6
United Kingdom	1.3
Others (each less than 1.0%)	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		72.97%	5.38%
With Sales Charge*		63.82	3.27
CLASS C SHARES	2/28/07
Without CDSC		72.12	4.85
With CDSC**		71.12	4.85
CLASS R5 SHARES	2/28/07	73.73	5.85
SELECT CLASS SHARES	2/28/07	73.28	5.61

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   19

JPMorgan Russia Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$22,869
Primary Benchmark	Morgan Stanley Capital International (MSCI) Russia Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Russia Fund, which seeks long-term capital growth,* returned 78.11%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2009. This compares to the 45.34% return for the MSCI Russia Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Looking back, from a performance perspective, Russia was the worst-affected emerging market in 2008. Russia’s economy is closely tied to the commodity markets. As a result, when commodity prices-especially oil-plunged in 2008, it severely impacted the Russian economy. In addition, the government took actions to support its currency, given its concerns about inflation. Collectively, these factors, coupled with general risk aversion and political uncertainties, appeared to negatively impact investor sentiment for Russian stocks.

As the reporting period began, conditions in Russia started to gradually improve. The government allowed its currency to adjust downward. In addition, oil prices, which peaked at $147 a barrel in the summer of 2008 and closed 2008 at $38, rebounded. During the fiscal year, expectations for an improving global economy helped oil prices reach $80 a barrel. Investor demand for Russian stocks also reversed course and its market was one of the best performers in the world during the 12-months ended October 31, 2009.

A number of stocks significantly contributed to the Fund’s results over the fiscal year. The largest relative performer was the Fund’s underweight position in Gazprom OAO. The company is the world’s largest extractor of natural gas and the largest company in Russia. While Gazprom partially privatized in the 1990s, the Russian government continues to hold a controlling stake in the company. Its shares substantially lagged the Index given concerns that management’s interests were not aligned with those of its minority shareholders. The Fund’s position in Magnitogorsk Iron & Steel Works also enhanced its performance. The company benefited from the recovery in the price of steel during the reporting period.

An example of a detractor from performance was the Fund’s overweight position in Mechel, one of Russia’s leading mining and metals companies. Investors were unnerved by the Russian government’s investigation into Mechel’s contract pricing. As a result, its stock lagged the Index. Another meaningful detractor was the Fund’s lack of exposure to Rosneft, a large oil and gas company. Its shares moved higher as commodity prices rebounded.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas. These ideas were generated during the period at the individual stock level. The Fund held approximately 45 of what our network of analysts believed to be the most promising investment opportunities. These positions were monitored and managed against the Index. Security weightings were determined by a bottom-up stock selection process. Sector weightings are an output of our bottom-up stock selection process.

During the reporting period, we looked to increase the Fund’s exposure to consumer-related areas where we found promising long-term opportunities. One such area is retailers, as it is largely dominated by small-scale organizations. Another area of focus was the banking sector, as improved liquidity and a potential further strengthening in Russia’s economy benefited this area of the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sberbank of Russian Federation	11.5%
2.	Gazprom OAO, ADR	10.0
3.	MMC Norilsk Nickel, ADR	7.8
4.	Mobile Telesystems OJSC, ADR	5.6
5.	Vimpel-Communications, ADR	4.3
6.	Sistema JSFC, Reg. S, GDR	4.2
7.	Tatneft, ADR	3.7
8.	CTC Media, Inc.	3.6
9.	Magnitogorsk Iron & Steel Works, Reg. S, GDR	3.5
10.	Surgutneftegaz, ADR	3.4

20   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

PORTFOLIO COMPOSITION BY SECTOR***

Energy	26.5%
Materials	20.0
Telecommunication Services	15.6
Consumer Staples	13.3
Financials	13.1
Consumer Discretionary	5.0
Industrials	1.0
Short-Term Investment	3.9
Others (each less than 1.0%)	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   21

JPMorgan Russia Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		78.11%	(14.32)%
With Sales Charge*		68.72	(16.03)
CLASS C SHARES	2/28/07
Without CDSC		77.20	(14.75)
With CDSC**		76.20	(14.75)
CLASS R5 SHARES	2/28/07	78.77	(13.96)
SELECT CLASS SHARES	2/28/07	78.55	(14.10)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a capitalization weighted index that monitors the performance of stocks from the country of Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	China — 30.8%
13,000	AMVIG Holdings Ltd.	5,662
14,000	Angang Steel Co., Ltd., Class H	25,807
37,000	Bank of Communications Co., Ltd., Class H	44,240
89,000	China Construction Bank Corp., Class H	76,730
60,000	China Resources Cement Holdings Ltd. (a)	28,877
12,500	China Resources Land Ltd.	30,174
12,000	China Shenhua Energy Co., Ltd., Class H	53,833
65,000	China Shipping Container Lines Co., Ltd., Class H (a)	23,262
12,800	China Yurun Food Group Ltd.	26,308
58,500	Industrial & Commercial Bank of China, Class H	46,543
12,500	Jiangxi Copper Co., Ltd., Class H	28,322
15,000	Nine Dragons Paper Holdings Ltd.	21,335
40,000	Pacific Basin Shipping Ltd.	29,396
19,800	Parkson Retail Group Ltd.	32,055
6,600	Ping An Insurance Group Co. of China Ltd., Class H	57,842
18,000	Poly Hong Kong Investment Ltd.	20,573
30,000	Soho China Ltd.	16,121
		567,080
	Hong Kong — 7.3%
4,400	Kerry Properties Ltd.	24,533
15,000	Sino Land Co., Ltd.	28,530
2,600	Sun Hung Kai Properties Ltd.	39,391
7,600	Wharf Holdings Ltd.	41,064
		133,518
	India — 11.6%
13,800	Ambuja Cements Ltd.	25,909
535	Bharat Heavy Electricals Ltd.	25,021
10,000	Infrastructure Development Finance Co., Ltd.	30,870
1,814	Kotak Mahindra Bank Ltd.	27,084
1,180	Larsen & Toubro Ltd., GDR	39,400
1,100	Maruti Suzuki India Ltd.	32,508
400	Reliance Industries Ltd., GDR (e)	33,360
		214,152
	Indonesia — 5.6%
60,000	Bank Danamon Indonesia Tbk PT	27,990
34,000	Bank Rakyat Indonesia	24,742
25,000	International Nickel Indonesia Tbk PT (a)	10,360
26,000	United Tractors Tbk PT	39,865
		102,957
	Macau — 1.3%
19,250	Wynn Macau Ltd. (a)	24,764
	Singapore — 11.7%
6,000	Keppel Corp., Ltd.	34,482
20,000	Keppel Land Ltd.	39,781
30,000	Neptune Orient Lines Ltd.	33,389
28,000	Olam International Ltd.	53,749
30,000	Yangzijiang Shipbuilding Holdings Ltd.	21,000
20,330	Yanlord Land Group Ltd.	32,531
		214,932
	South Korea — 15.2%
41	Amorepacific Corp.	28,674
400	Daelim Industrial Co., Ltd.	25,385
900	Hana Financial Group, Inc.	26,692
915	KB Financial Group, Inc. (a)	44,011
480	KT&G Corp.	27,954
77	Samsung Electronics Co., Ltd.	46,033
390	Samsung Engineering Co., Ltd.	34,444
150	Samsung Fire & Marine Insurance Co., Ltd.	27,311
500	Shinhan Financial Group Co., Ltd. (a)	18,970
		279,474
	Taiwan — 10.6%
49,454	China Airlines Ltd. (a)	15,372
25,200	Fubon Financial Holding Co., Ltd. (a)	27,963
13,500	Hon Hai Precision Industry Co., Ltd.	52,877
69,000	Taishin Financial Holdings Co., Ltd. (a)	27,003
8,250	Taiwan Fertilizer Co., Ltd.	25,612
96,000	United Microelectronics Corp.	46,148
		194,975
	Thailand — 3.1%
2,800	Banpu PCL, Foreign Shares	36,000
9,505	Siam Commercial Bank PCL, Foreign Shares	21,679
		57,679
	Total Investments — 97.2% (Cost $1,556,549)	1,789,531
	Other Assets in Excess of Liabilities — 2.8%	51,705
	NET ASSETS — 100.0%	$1,841,236

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   23

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	20.0%
Real Estate Management & Development	14.1
Oil, Gas & Consumable Fuels	6.9
Construction & Engineering	5.5
Semiconductors & Semiconductor Equipment	5.2
Marine	4.8
Diversified Financial Services	4.8
Insurance	4.8
Metals & Mining	3.6
Machinery	3.4
Industrial Conglomerates	3.1
Construction Materials	3.1
Food & Staples Retailing	3.0
Electronic Equipment, Instruments & Components	3.0
Automobiles	1.8
Multiline Retail	1.8
Personal Products	1.6
Tobacco	1.6
Food Products	1.5
Chemicals	1.4
Electrical Equipment	1.4
Hotels, Restaurants & Leisure	1.4
Paper & Forest Products	1.2
Others (each less than 1.0%)	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 101.5%
	China — 52.3%
56	Aluminum Corp of China Ltd., Class H (a)	61
26	Angang Steel Co., Ltd., Class H	48
86	Ausnutria Dairy Corp., Ltd. (a)	75
1,030	Bank of China Ltd., Class H	597
120	Bank of Communications Co., Ltd., Class H	143
892	China Construction Bank Corp., Class H	769
150	China Life Insurance Co., Ltd., Class H	690
79	China Mobile Ltd.	739
74	China National Building Material Co., Ltd., Class H	159
128	China Oilfield Services Ltd., Class H	138
324	China Petroleum & Chemical Corp., Class H	275
50	China Railway Group Ltd., Class H (a)	39
70	China Resources Cement Holdings Ltd. (a)	34
88	China Resources Land Ltd.	212
44	China Resources Power Holdings Co., Ltd.	91
99	China Shenhua Energy Co., Ltd., Class H	442
96	China Shipping Development Co., Ltd., Class H	135
150	China Vanke Co., Ltd., Class B	185
77	China Yurun Food Group Ltd.	158
400	CNOOC Ltd.	599
809	Industrial & Commercial Bank of China, Class H	644
96	Jiangxi Copper Co., Ltd., Class H	218
44	Li Ning Co., Ltd.	118
176	Maanshan Iron & Steel, Class H (a)	106
78	Parkson Retail Group Ltd.	126
29	Ping An Insurance Group Co. of China Ltd., Class H	254
150	Poly Hong Kong Investment Ltd.	171
80	Sinotrans Shipping Ltd.	36
24	Tencent Holdings Ltd.	420
80	Tingyi Cayman Islands Holding Corp.	178
		7,860
	Hong Kong — 20.9%
30	Cheung Kong Holdings Ltd.	376
64	China Overseas Land & Investment Ltd.	138
60	China Resources Gas Group Ltd.	58
75	Hang Lung Properties Ltd.	283
13	Hang Seng Bank Ltd.	181
19	Hong Kong Exchanges and Clearing Ltd.	342
37	Hutchison Whampoa Ltd.	260
47	Industrial & Commercial Bank of China Asia Ltd.	110
5	Jardine Matheson Holdings Ltd.	155
39	Kerry Properties Ltd.	217
71	Kingboard Laminates Holdings Ltd.	50
12	Li & Fung Ltd.	50
27	Orient Overseas International Ltd.	132
29	Sun Hung Kai Properties Ltd.	439
63	Wharf Holdings Ltd.	340
		3,131
	Macau — 0.7%
78	Wynn Macau Ltd. (a)	100
	Taiwan — 27.6%
96	Acer, Inc.	227
259	Advanced Semiconductor Engineering, Inc.	204
207	AU Optronics Corp.	184
166	Chi Mei Optoelectronics Corp. (a)	83
159	Compal Electronics, Inc.	199
134	Far Eastern New Century Corp.	158
149	Formosa Plastics Corp.	286
229	Fubon Financial Holding Co., Ltd. (a)	254
152	Hon Hai Precision Industry Co., Ltd.	595
298	KGI Securities Co. Ltd.	137
7	Largan Precision Co., Ltd.	82
19	MediaTek, Inc.	269
12	Richtek Technology Corp.	88
404	Shin Kong Financial Holding Co., Ltd. (a)	164
17	Silitech Technology Corp.	53
297	Taishin Financial Holdings Co., Ltd. (a)	116
34	Taiwan Fertilizer Co., Ltd.	106
380	Taiwan Semiconductor Manufacturing Co., Ltd.	689
525	United Microelectronics Corp.	252
		4,146
	Total Common Stocks (Cost $12,325)	15,237

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Taiwan — 0.0% (g)
20	Shin Kong Financial Holding Co., Ltd., expiring 12/07/09 (a) (Cost $—)	2
	Total Investments — 101.5% (Cost $12,325)	15,239
	Liabilities in Excess of Other Assets — (1.5)%	(219)
	NET ASSETS — 100.0%	$15,020

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   25

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.8%
Real Estate Management & Development	14.4
Semiconductors & Semiconductor Equipment	9.9
Oil, Gas & Consumable Fuels	8.6
Insurance	7.3
Electronic Equipment, Instruments & Components	6.5
Industrial Conglomerates	4.9
Wireless Telecommunication Services	4.8
Diversified Financial Services	3.9
Metals & Mining	2.8
Computers & Peripherals	2.8
Internet Software & Services	2.8
Food Products	2.7
Chemicals	2.6
Marine	2.0
Construction Materials	1.3
Others (each less than 1.0%)	5.9

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
		Consumer Discretionary — 6.3%
		Auto Components — 0.5%
35		Exide Industries Ltd.	72
		Automobiles — 5.5%
8		Bajaj Auto Ltd.	241
6		Hero Honda Motors Ltd.	189
10		Maruti Suzuki India Ltd.	307
			737
		Diversified Consumer Services — 0.3%
5		Everonn Education Ltd. (a)	39
		Total Consumer Discretionary	848
		Consumer Staples — 3.4%
		Tobacco — 3.4%
86		ITC Ltd.	465
		Energy — 15.8%
		Oil, Gas & Consumable Fuels — 15.8%
5		Bharat Petroleum Corp., Ltd.	56
19		Hindustan Petroleum Corp., Ltd.	139
10		Oil & Natural Gas Corp., Ltd.	248
42		Reliance Industries Ltd.	1,684
		Total Energy	2,127
		Financials — 27.2%
		Commercial Banks — 13.1%
23		HDFC Bank Ltd.	767
49		ICICI Bank Ltd.	809
52		IndusInd Bank Ltd.	128
12		Union Bank of India	65
			1,769
		Diversified Financial Services — 5.6%
109		Infrastructure Development Finance Co., Ltd.	335
15		Kotak Mahindra Bank Ltd.	217
37		Power Finance Corp., Ltd.	171
2		Reliance Capital Ltd.	34
			757
		Real Estate Management & Development — 1.4%
35		Indiabulls Real Estate Ltd. (a)	183
		Thrifts & Mortgage Finance — 7.1%
17		Housing Development Finance Corp., Ltd.	958
		Total Financials	3,667
		Health Care — 4.6%
		Health Care Equipment & Supplies — 0.5%
17		Opto Circuits India Ltd.	71
		Life Sciences Tools & Services — 0.1%
2		Divi’s Laboratories Ltd.	19
		Pharmaceuticals — 4.0%
6		Dr. Reddys Laboratories Ltd.	129
2		GlaxoSmithKline Pharmaceuticals Ltd.	79
7		Glenmark Pharmaceuticals Ltd.	34
13		Piramal Healthcare Ltd.	102
7		Sun Pharmaceutical Industries Ltd.	190
			534
		Total Health Care	624
		Industrials — 11.5%
		Construction & Engineering — 2.8%
28		IRB Infrastructure Developers Ltd.	137
7		Larsen & Toubro Ltd.	242
			379
		Electrical Equipment — 4.6%
5		ABB Ltd.	77
12		Bharat Heavy Electricals Ltd.	538
			615
		Industrial Conglomerates — 1.1%
35		Jaiprakash Associates Ltd.	154
		Machinery — 2.4%
27		Tata Motors Ltd.	320
		Transportation Infrastructure — 0.6%
8		Mundra Port and Special Economic Zone Ltd.	84
		Total Industrials	1,552
		Information Technology — 14.1%
		IT Services — 14.1%
23		Infosys Technologies Ltd.	1,077
8		Infosys Technologies Ltd., ADR	389
33		Tata Consultancy Services Ltd.	435
—	(h)	Wipro Ltd.	—	(h)
		Total Information Technology	1,901
		Materials — 8.6%
		Construction Materials — 3.9%
10		ACC Ltd.	152
97		Ambuja Cements Ltd.	183
4		Grasim Industries Ltd.	194
			529
		Metals & Mining — 4.7%
75		Hindalco Industries Ltd.	192
22		Jindal Steel & Power Ltd.	296

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   27

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — Continued
9	JSW Steel Ltd.	143
		631
	Total Materials	1,160
	Telecommunication Services — 1.5%
	Wireless Telecommunication Services — 1.5%
33	Bharti Airtel Ltd.	204
	Utilities — 5.0%
	Electric Utilities — 3.9%
10	Reliance Infrastructure Ltd.	220
11	Tata Power Co., Ltd.	309
		529
	Independent Power Producers & Energy Traders — 1.1%
22	Neyveli Lignite Corp., Ltd.	60
19	NTPC Ltd.	83
		143
	Total Utilities	672
	Total Investments — 98.0% (Cost $15,114)	13,220
	Other Assets in Excess of Liabilities — 2.0%	263
	NET ASSETS — 100.0%	$13,483

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Austria — 1.6%
85	OMV AG (m)	3,492
	Canada — 1.6%
1,637	Questerre Energy Corp. (a) (m)	3,541
	Cyprus — 1.0%
275	Bank of Cyprus Public Co., Ltd. (m)	2,177
	Denmark — 0.3%
12	NKT Holding A/S (a) (m)	684
	Finland — 0.5%
80	Huhtamaki OYJ (m)	1,088
	France — 12.1%
113	AXA S.A. (m)	2,814
135	France Telecom S.A. (m)	3,336
36	Lafarge S.A. (m)	2,912
68	Lagardere SCA (m)	3,054
16	Nexity (m)	612
18	Renault S.A. (a) (m)	816
72	Rhodia S.A. (a) (m)	1,064
31	Saft Groupe SA (c)	1,604
63	Sanofi-Aventis S.A. (m)	4,598
40	SCOR SE (m)	1,026
18	Societe Generale	1,163
13	Technip S.A. (m)	842
36	Total S.A. (m)	2,128
7	Vallourec (m)	1,095
		27,064
	Germany — 10.5%
171	Aixtron AG (m)	5,107
8	Allianz SE (m)	902
33	BASF SE (m)	1,792
16	Bayer AG (m)	1,104
71	Daimler AG (m)	3,438
15	Deutsche Bank AG (m)	1,096
88	E.ON AG (m)	3,372
26	Hannover Rueckversicherung AG (a) (m)	1,188
42	HeidelbergCement AG (m)	2,501
64	MTU Aero Engines Holding AG (m)	2,929
		23,429
	Greece — 0.6%
73	Alpha Bank AE (a) (m)	1,413
	Ireland — 0.2%
58	Dragon Oil plc (a) (m)	389
	Italy — 5.7%
158	Banca Popolare di Milano Scarl (m)	1,173
780	Enel S.p.A. (m)	4,640
126	ENI S.p.A. (m)	3,111
312	Intesa Sanpaolo S.p.A. (a) (m)	1,313
144	Trevi Finanziaria S.p.A. (c)	2,452
		12,689
	Netherlands — 4.5%
72	CSM (m)	1,895
200	Koninklijke BAM Groep N.V. (c)	2,351
73	Koninklijke Philips Electronics N.V. (m)	1,827
18	Koninklijke Vopak N.V. (a) (m)	1,233
99	Royal Dutch Shell plc, Class B (m)	2,845
		10,151
	Norway — 4.4%
53	Austevoll Seafood ASA (a) (c) (m)	316
316	DnB NOR ASA (a) (m)	3,620
43	Fred Olsen Energy ASA	1,642
154	Seadrill Ltd. (a) (c)	3,200
73	TGS Nopec Geophysical Co. ASA (a) (m)	1,106
		9,884
	Spain — 8.7%
244	Banco Bilbao Vizcaya Argentaria S.A. (c)	4,353
380	Banco Santander S.A. (m)	6,123
160	Mapfre S.A. (c)	687
17	Repsol YPF S.A. (m)	450
175	Telefonica S.A. (m)	4,882
163	Vueling Airlines SA (a) (m)	2,946
		19,441
	Sweden — 5.9%
315	Boliden AB (m)	3,797
101	Electrolux AB, Series B, (a) (m)	2,421
213	Svenska Cellulosa AB, Class B (m)	2,929
41	Svenska Handelsbanken AB, Class A (m)	1,061
257	TeliaSonera AB (m)	1,705
188	Trelleborg AB, Class B (a) (m)	1,143
		13,056
	Switzerland — 10.3%
484	Clariant AG (a) (m)	4,627
43	Credit Suisse Group AG (m)	2,282
17	Holcim Ltd. (a) (m)	1,088
140	Novartis AG (m)	7,290
4	Swatch Group AG (The) (m)	963

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   29

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Switzerland — Continued
129	UBS AG (a) (m)	2,158
74	Xstrata plc (a) (m)	1,065
16	Zurich Financial Services AG (m)	3,588
		23,061
	United Kingdom — 30.7%
49	Anglo American plc (a) (m)	1,760
16	Antofagasta plc (m)	207
168	AstraZeneca plc (m)	7,525
498	Aviva plc (m)	3,117
693	Barclays plc (a) (m)	3,630
1,033	BP plc (m)	9,677
90	Britvic plc (m)	517
46	Cadbury plc (m)	580
242	Eurasian Natural Resources Corp. (m)	3,297
162	GlaxoSmithKline plc (m)	3,331
6	HSBC Holdings plc (m)	64
390	International Power plc (m)	1,619
118	Kazakhmys plc (a) (m)	2,092
286	Kingfisher plc (m)	1,045
1,537	Lloyds Banking Group plc (a) (c) (m)	2,167
1,115	Logica plc (m)	2,114
386	Marks & Spencer Group plc (m)	2,162
654	Meggitt plc (m)	2,617
50	Next plc (m)	1,472
117	Pearl Group Ltd. (a) (m)	1,540
253	Prudential plc (m)	2,295
127	Standard Chartered plc (m)	3,126
734	Tullett Prebon plc (m)	4,358
2,610	Vodafone Group plc (m)	5,753
113	WH Smith plc (m)	934
562	William Hill plc (m)	1,544
		68,543
	Total Common Stocks (Cost $198,559)	220,102
Preferred Stocks — 0.5%
	Germany — 0.5%
3	Porsche Automobil Holding SE (m)	207
63	ProSiebenSat.1 Media AG (m)	658
3	Volkswagen AG (m)	322
	Total Preferred Stocks (Cost $813)	1,187
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,950	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $1,950)	1,950
Investments of Cash Collateral for Securities on Loan — 3.1%
	Investment Company — 3.1%
6,878	JPMorgan Prime Money Market Fund, Capital Shares, 0.190% (b) (l) (Cost $6,878)	6,878
	Total Investments — 103.1% (Cost $208,200)	230,117
	Liabilities in Excess of Other Assets — (3.1)%	(6,938)
	NET ASSETS — 100.0%	$223,179

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.1%
Oil, Gas & Consumable Fuels	11.5
Pharmaceuticals	10.7
Insurance	7.7
Metals & Mining	5.5
Diversified Telecommunication Services	4.4
Capital Markets	4.4
Electric Utilities	3.6
Chemicals	3.4
Energy Equipment & Services	3.0
Construction Materials	2.9
Wireless Telecommunication Services	2.6
Aerospace & Defense	2.5
Semiconductors & Semiconductor Equipment	2.3
Construction & Engineering	2.2
Automobiles	2.1
Media	1.7
Multiline Retail	1.6
Household Durables	1.4
Airlines	1.3
Paper & Forest Products	1.3
Machinery	1.3
Food Products	1.3
Others (each less than 1.0%)	7.2

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

JPMorgan Intrepid Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.7%
		Consumer Discretionary — 24.4%
		Auto Components — 5.2%
1		Aisin Seiki Co., Ltd.	33
3		Bridgestone Corp.	49
4		Denso Corp.	96
3		Koito Manufacturing Co., Ltd.	43
6		NHK Spring Co., Ltd.	47
4		NOK Corp.	49
3		Tachi-S Co., Ltd., Class S	27
1		Takata Corp.	22
2		Tokai Rika Co., Ltd.	31
9		Toyo Tire & Rubber Co. Ltd.	17
1		Toyoda Gosei Co., Ltd.	31
3		Toyota Boshoku Corp.	65
2		Unipres Corp.	33
			543
		Automobiles — 9.4%
11		Honda Motor Co., Ltd.	340
21		Nissan Motor Co., Ltd. (a)	154
12		Toyota Motor Corp.	490
			984
		Household Durables — 3.3%
1		Funai Electric Co., Ltd.	42
1		Makita Corp.	27
6		Panasonic Corp.	85
1		Rinnai Corp.	22
10		Sharp Corp.	106
2		Sony Corp.	56
			338
		Leisure Equipment & Products — 2.3%
4		Kimoto Co., Ltd.	38
1		Mars Engineering Corp.	34
4		Nikon Corp.	69
1		Sankyo Co., Ltd.	51
4		Sega Sammy Holdings, Inc.	51
			243
		Media — 0.4%
4		Daiichikosho Co. Ltd.	44
		Multiline Retail — 0.5%
2		Don Quijote Co., Ltd.	48
		Specialty Retail — 3.3%
1		Autobacs Seven Co., Ltd.	40
4		DCM Japan Holdings Co., Ltd.	23
1		Fast Retailing Co., Ltd.	131
1		K’s Holdings Corp.	39
2		Nafco Co. Ltd.	36
1		Nitori Co., Ltd.	45
—	(h)	Shimamura Co., Ltd.	29
			343
		Total Consumer Discretionary	2,543
		Consumer Staples — 2.9%
		Beverages — 1.7%
2		Asahi Breweries Ltd.	42
8		Kirin Holdings Co., Ltd.	131
			173
		Food Products — 1.2%
7		J-Oil Mills, Inc.	24
3		Megmilk Snow Brand Co., Ltd. (a)	51
7		Morinaga Milk Industry Co. Ltd.	33
4		Nisshin Oillio Group Ltd. (The)	21
			129
		Total Consumer Staples	302
		Energy — 2.0%
		Oil, Gas & Consumable Fuels — 2.0%
18		Cosmo Oil Co., Ltd.	47
17		Nippon Mining Holdings, Inc.	74
17		Nippon Oil Corp.	84
		Total Energy	205
		Financials — 14.1%
		Capital Markets — 2.6%
12		Daiwa Securities Group, Inc.	63
15		Mizuho Securities Co., Ltd.	52
17		Nomura Holdings, Inc.	120
—	(h)	SBI Holdings, Inc.	32
			267
		Commercial Banks — 7.2%
23		Fukuoka Financial Group, Inc.	84
62		Mitsubishi UFJ Financial Group, Inc.	331
7		San-In Godo Bank Ltd. (The)	61
5		Sumitomo Mitsui Financial Group, Inc.	184
18		Sumitomo Trust & Banking Co., Ltd. (The)	94
			754
		Consumer Finance — 1.5%
12		Jaccs Co., Ltd.	28
2		ORIX Corp.	131
			159

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   31

JPMorgan Intrepid Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Financial Services — 0.9%
2	Century Tokyo Leasing Corp.	26
1	Mitsubishi UFJ Lease & Finance Co., Ltd.	37
1	Ricoh Leasing Co., Ltd.	25
		88
	Insurance — 0.6%
19	Fuji Fire & Marine Insurance Co., Ltd. (The) (a)	22
2	Tokio Marine Holdings, Inc.	38
		60
	Real Estate Management & Development — 1.3%
1	Goldcrest Co. Ltd.	35
2	Sumitomo Realty & Development Co., Ltd.	38
12	Tokyo Tatemono Co., Ltd.	57
		130
	Total Financials	1,458
	Health Care — 4.0%
	Health Care Equipment & Supplies — 0.7%
7	JMS Co., Ltd.	31
2	Nipro Corp.	41
		72
	Pharmaceuticals — 3.3%
1	Astellas Pharma, Inc.	29
3	Chugai Pharmaceutical Co., Ltd.	61
1	Kissei Pharmaceutical Co., Ltd.	22
4	Kyorin Co. Ltd.	64
3	Nippon Shinyaku Co., Ltd.	41
1	Santen Pharmaceutical Co., Ltd.	38
1	Takeda Pharmaceutical Co., Ltd.	56
2	Torii Pharmaceutical Co., Ltd.	29
		340
	Total Health Care	412
	Industrials — 16.3%
	Air Freight & Logistics — 0.5%
4	Yamato Holdings Co., Ltd.	55
	Building Products — 0.2%
3	Sekisui Jushi Corp.	24
	Commercial Services & Supplies — 0.4%
1	Secom Co., Ltd.	42
	Construction & Engineering — 2.2%
3	COMSYS Holdings Corp.	31
9	Maeda Corp.	25
4	Maeda Road Construction Co., Ltd.	33
3	Nippon Densetsu Kogyo Co., Ltd.	25
10	Nippon Road Co., Ltd. (The)	21
3	Taihei Dengyo Kaisha Ltd.	36
2	Toshiba Plant Systems & Services Corp.	26
4	Yokogawa Bridge Holdings Corp.	34
		231
	Electrical Equipment — 1.2%
5	Fujikura Ltd.	24
2	Nippon Signal Co., Ltd.	20
6	Sumitomo Electric Industries Ltd.	75
		119
	Machinery — 3.4%
7	Amada Co., Ltd.	43
7	Ebara Corp. (a)	31
25	IHI Corp. (a)	48
6	Kinki Sharyo Co., Ltd.	50
9	Komatsu Ltd.	183
		355
	Road & Rail — 2.2%
2	East Japan Railway Co.	154
7	Seino Holdings Corp.	52
7	Senko Co., Ltd.	26
		232
	Trading Companies & Distributors — 6.0%
11	Mitsubishi Corp.	226
13	Mitsui & Co., Ltd.	173
5	Nagase & Co. Ltd.	61
2	NEC Capital Solutions Ltd.	23
13	Sumitomo Corp.	127
		610
	Transportation Infrastructure — 0.2%
3	Kamigumi Co., Ltd.	23
	Total Industrials	1,691
	Information Technology — 16.5%
	Computers & Peripherals — 2.4%
2	Melco Holdings, Inc.	44
36	Toshiba Corp. (a)	206
		250
	Electronic Equipment, Instruments & Components — 7.9%
4	FUJIFILM Holdings Corp.	111
2	Hosiden Corp.	21
2	Ibiden Co., Ltd.	75
2	Iriso Electronics Co. Ltd. (a)	26
1	Kyocera Corp.	116

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Electronic Equipment, Instruments & Components — Continued
1		Mabuchi Motor Co., Ltd.	24
1		Murata Manufacturing Co., Ltd.	59
2		Nidec Corp.	143
10		Nippon Electric Glass Co., Ltd.	108
2		Taiyo Yuden Co., Ltd.	23
2		TDK Corp.	86
4		Yaskawa Electric Corp.	31
			823
		IT Services — 0.3%
4		Ines Corp.	28
		Office Electronics — 2.4%
7		Canon, Inc.	249
		Semiconductors & Semiconductor Equipment — 3.0%
1		Advantest Corp.	31
1		Disco Corp.	50
4		Elpida Memory, Inc. (a)	54
2		Rohm Co., Ltd.	99
1		Tokyo Electron Ltd.	73
			307
		Software — 0.5%
—	(h)	Nintendo Co., Ltd.	50
		Total Information Technology	1,707
		Materials — 10.1%
		Chemicals — 6.3%
6		Daicel Chemical Industries Ltd.	36
10		Denki Kagaku Kogyo K K	37
3		Hitachi Chemical Co., Ltd.	56
5		Kaneka Corp.	33
7		Kansai Paint Co., Ltd.	59
2		Lintec Corp.	27
7		Mitsubishi Rayon Co., Ltd.	24
9		Nippon Paint Co. Ltd. (a)	54
4		Nippon Shokubai Co., Ltd.	34
7		Nippon Soda Co., Ltd.	28
8		Nippon Synthetic Chemical Industry Co., Ltd. (The)	59
2		Nissan Chemical Industries Ltd.	26
2		Nitto Denko Corp.	68
6		Shikoku Chemicals Corp.	39
3		Taiyo Nippon Sanso Corp.	33
11		Toagosei Co., Ltd.	38
			651
		Containers & Packaging — 0.3%
1		FP Corp.	30
		Metals & Mining — 3.3%
11		Godo Steel Ltd.	21
4		JFE Holdings, Inc.	118
1		Kyoei Steel Ltd.	27
14		Mitsui Mining & Smelting Co., Ltd. (a)	36
17		Nakayama Steel Works Ltd.	26
2		Osaka Steel Co., Ltd.	31
5		Sumitomo Metal Mining Co., Ltd.	79
			338
		Paper & Forest Products — 0.2%
12		Chuetsu Pulp & Paper Co., Ltd.	24
		Total Materials	1,043
		Telecommunication Services — 5.5%
		Diversified Telecommunication Services — 1.9%
5		Nippon Telegraph & Telephone Corp.	198
		Wireless Telecommunication Services — 3.6%
—	(h)	KDDI Corp.	101
—	(h)	NTT DoCoMo, Inc.	126
6		Softbank Corp.	141
			368
		Total Telecommunication Services	566
		Utilities — 3.9%
		Electric Utilities — 2.4%
5		Kansai Electric Power Co., Inc. (The)	116
1		Okinawa Electric Power Co., Inc. (The)	65
3		Tokyo Electric Power Co., Inc. (The)	69
			250
		Gas Utilities — 0.8%
24		Osaka Gas Co., Ltd.	80
		Independent Power Producers & Energy Traders — 0.7%
2		Electric Power Development Co., Ltd.	74
		Total Utilities	404
		Total Investments — 99.7% (Cost $9,339)	10,331
		Other Assets in Excess of Liabilities — 0.3%	36
		NET ASSETS — 100.0%	$10,367

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   33

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 59.3%
	Argentina — 4.2%
10	Telecom Argentina S.A., ADR (a) (m)	162
9	Tenaris S.A., ADR (m)	319
3	Ternium S.A., ADR (a) (m)	64
		545
	Brazil — 32.0%
21	All America Latina Logistica S.A. (m)	152
40	BM&F BOVESPA S.A. (m)	258
4	BR Malls Participacoes S.A. (a) (m)	47
78	Brasil Brokers Participacoes S.A. (m)	272
9	BRF - Brasil Foods S.A. (a) (m)	208
11	Cia Siderurgica Nacional S.A., ADR (m)	372
18	Companhia Brasileira de Meios de Pagamento (m)	168
30	Duratex S.A. (m)	205
13	Empresa Brasileira de Aeronautica S.A. (a) (m)	65
10	Estacio Participacoes S.A. (m)	130
21	Fertilizantes Heringer S.A. (a) (m)	116
60	Gol Linhas Aereas Inteligentes S.A., ADR (a) (m)	620
9	Itau Unibanco Banco Multiplo S.A., ADR (m)	163
55	LLX Logistica S.A. (a) (m)	217
12	Localiza Rent A Car S.A. (m)	123
13	Lojas Renner S.A. (m)	239
1	OGX Petroleo e Gas Participacoes S.A. (m)	645
2	Totvs S.A. (m)	117
		4,117
	Chile — 0.3%
9	Empresas La Polar S.A. (m)	45
	Mexico — 20.3%
39	Alfa S.A.B. de C.V., Class A	200
12	America Movil S.A.B. de C.V., Series L, ADR (m)	547
38	Banco Compartamos S.A. de C.V. (m)	156
12	Cemex S.A.B. de C.V., ADR (a) (m)	125
29	Coca-Cola Femsa S.A.B. de C.V., Series L (m)	158
68	Corp. GEO S.A.B. de C.V., Series B(a) (m)	180
70	Gruma S.A.B. de C.V., Class B (a) (m)	127
1	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	38
94	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	301
220	Grupo Mexico S.A.B. de C.V., Class B (a) (m)	442
79	Mexichem S.A.B. de C.V. (m)	125
5	NII Holdings, Inc. (a) (m)	138
38	Urbi Desarrollos Urbanos S.A.B. de C.V. (a) (m)	72
		2,609
	Panama — 0.6%
2	Copa Holdings S.A., Class A (m)	72
	Peru — 0.7%
1	Credicorp Ltd. (m)	88
	United Kingdom — 1.2%
5	Antofagasta plc (m)	67
11	Wellstream Holdings plc (m)	88
		155
	Total Common Stocks (Cost $6,436)	7,631
	Preferred Stocks — 33.9%
	Brazil — 33.9%
25	Bradespar S.A. (m)	514
4	Cia de Bebidas das Americas, ADR (m)	384
3	Cia de Transmissao de Energia Electrica Paulista (m)	80
4	Cia Energetica de Minas Gerais (m)	60
27	Gerdau S.A., ADR (m)	410
33	Itau Unibanco Banco Multiplo S.A. (m)	621
14	NET Servicos de Comunicacao S.A. (a) (m)	169
23	Petroleo Brasileiro S.A., Class A, ADR (m)	914
6	Sul America S.A. (m)	146
44	Vale S.A., ADR (m)	1,006
5	Votorantim Celulose e Papel S.A., ADR (a) (m)	64
	Total Preferred Stocks (Cost $2,983)	4,368

NUMBER OF RIGHTS
Rights — 0.0% (g)
Chile — 0.0% (g)
9	Empresas La Polar S.A., expiring 11/27/09 (a) (m) (Cost $—)	4

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
325	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $325)	325
	Total Investments — 95.7% (Cost $9,744)	12,328
	Other Assets in Excess of Liabilities — 4.3%	555
	NET ASSETS — 100.0%	$12,883

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	23.3%
Oil, Gas & Consumable Fuels	12.6
Commercial Banks	9.5
Airlines	5.6
Wireless Telecommunication Services	5.6
Beverages	4.4
Energy Equipment & Services	3.3
Food Products	2.7
Industrial Conglomerates	2.6
Real Estate Management & Development	2.6
Multiline Retail	2.3
Road & Rail	2.2
Paper & Forest Products	2.2
Diversified Financial Services	2.1
Transportation Infrastructure	2.1
Household Durables	2.0
Media	1.4
IT Services	1.4
Diversified Telecommunication Services	1.3
Consumer Finance	1.3
Insurance	1.2
Electric Utilities	1.1
Diversified Consumer Services	1.1
Construction Materials	1.0
Short-Term Investment	2.6
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   35

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
		Consumer Discretionary — 5.0%
		Automobiles — 1.2%
18		Sollers OJSC (a) (m)	282
		Media — 3.8%
52		CTC Media, Inc. (a) (m)	834
24		RBC Information Systems (a) (m)	30
1		RBC Information Systems, ADR (a) (m)	7
			871
		Total Consumer Discretionary	1,153
		Consumer Staples — 13.5%
		Food & Staples Retailing — 12.4%
32		DIXY Group OJSC (a) (m)	208
11		Magnit OAO (m)	640
31		Magnit OAO, GDR (e) (m)	416
19		Magnit OAO, GDR (a) (e) (m) (w)	255
45		Magnit OAO, Reg. S, GDR (m)	597
30		X 5 Retail Group NV, Reg. S, GDR (a) (m)	717
			2,833
		Food Products — 1.1%
27		Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	253
		Total Consumer Staples	3,086
		Energy — 25.6%
		Energy Equipment & Services — 1.8%
13		Eurasia Drilling Co., Ltd., Reg. S, (Cyprus), GDR (m)	210
11		TMK OAO, Reg. S, GDR (a) (m)	204
			414
		Oil, Gas & Consumable Fuels — 23.8%
11		BMB Munai, Inc., (United States) (a) (m)	11
93		Dragon Oil plc, (Ireland) (a) (m)	628
96		Gazprom OAO, ADR (m)	2,311
30		KazMunaiGas Exploration Production, (Kazakhstan), GDR (m)	712
89		Surgutneftegaz, ADR (m)	782
33		Tatneft, ADR (m)	851
43		Urals Energy PCL, (Cyprus) (a) (f) (i)	—
27		Zhaikmunai LP, (Kazakhstan), GDR (a) (e) (m)	136
			5,431
		Total Energy	5,845
		Financials — 13.3%
		Commercial Banks — 12.8%
45		Bank St. Petersburg OJSC (a) (m)	131
13		Halyk Savings Bank of Kazakhstan JSC, Reg. S, (Kazakhstan), GDR (a) (m)	89
6		Kazkommertsbank, Reg. S, (Kazakhstan), GDR (a) (m)	44
1,201		Sberbank of Russian Federation (m)	2,661
			2,925
		Real Estate Management & Development — 0.5%
—	(h)	Open Investments JSC (a) (m)	14
61		Sistema-Hals, Reg. S, GDR (a) (m)	100
8		XXI Century Investments Public Ltd., (Cyprus) (a) (f) (i)	—
			114
		Total Financials	3,039
		Health Care — 0.6%
		Pharmaceuticals — 0.6%
5		Veropharm (a) (m)	140
		Industrials — 1.0%
		Airlines — 1.0%
170		Aeroflot - Russian International Airlines (m)	234
		Information Technology — 0.4%
		Communications Equipment — 0.4%
50		Sitronics, Reg. S, GDR (a) (m)	88
		Materials — 20.1%
		Chemicals — 2.8%
28		Uralkali, Reg. S, GDR (a) (m)	640
		Construction Materials — 0.1%
29		Steppe Cement Ltd., (Malaysia) (a) (m)	30
		Metals & Mining — 17.1%
20		Chelyabinsk Zinc Plant, GDR (a) (m)	52
3		KazakhGold Group Ltd., Reg. S., (United Kingdom), GDR (a) (m)	24
85		Magnitogorsk Iron & Steel Works, Reg. S, GDR (a) (m)	800
136		MMC Norilsk Nickel, ADR (a) (m)	1,792
22		Novolipetsk Steel OJSC, Reg. S, GDR (a) (m)	582
227		Orsu Metals Corp., (United Kingdom) (a) (m)	9
7		Polyus Gold Co. (m)	368
39		Severstal, Reg. S, GDR (m)	285
			3,912
		Paper & Forest Products — 0.1%
15		Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (e) (m)	4
32		Kazakhstan Kagazy plc, Reg. S, (Kazakhstan), GDR (a) (m)	9
			13
		Total Materials	4,595
		Telecommunication Services — 15.7%
		Diversified Telecommunication Services — 5.9%
70		Comstar United Telesystems OJSC, Reg. S, GDR (m)	360
55		Vimpel-Communications, ADR (a) (m)	986
			1,346
		Wireless Telecommunication Services — 9.8%
28		Mobile Telesystems OJSC, ADR (m)	1,288

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Wireless Telecommunication Services — Continued
59		Sistema JSFC, Reg. S, GDR (a) (m)	963
			2,251
		Total Telecommunication Services	3,597
		Utilities — 0.6%
		Electric Utilities — 0.6%
160		Lenenergo OAO (a) (m)	136
		Total Common Stocks (Cost $18,955)	21,913
		Preferred Stock — 1.3%
		Energy — 1.3%
		Oil, Gas & Consumable Fuels — 1.3%
—	(h)	AK Transneft OAO (m) (Cost $253)	290
		Total Long-Term Investments (Cost $19,208)	22,203
Short-Term Investment — 3.9%
		Investment Company — 3.9%
900		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $900)	900
		Total Investments — 101.0% (Cost $20,108)	23,103
		Liabilities in Excess of Other Assets — (1.0)%	(234)
		NET ASSETS — 100.0%	$22,869

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   37

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

ADR—	American Depositary Receipt

GDR—	Global Depositary Receipt

Reg. S—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Russia Fund	$—	—%

The value and percentage, based on total investments, (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$1,756,171	98.1%
China Region Fund	15,237	100.0
India Fund	12,831	97.0
Intrepid European Fund	221,289	99.1
Intrepid Japan Fund	10,331	100.0
Latin America Fund	155	1.3
Russia Fund	16,703	72.3

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of October 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund		Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$1,789,531	$15,239		$13,220		$221,289
Investments in affiliates, at value	—	—		—		8,828
Total investment securities, at value	1,789,531	15,239		13,220		230,117
Cash	69,124	277		322		70
Foreign currency, at value	20,153	12		—	(a)	27
Deposits at broker for futures contracts	—	—		—		537
Receivables:
Investment securities sold	33,151	164		50		41,021
Fund shares sold	3,691	31		70		105
Interest and dividends	1,246	6		2		150
Tax reclaims	—	—		—		79
Due from Advisor	—	—		—		1
Total Assets	1,916,896	15,729		13,664		272,107

LIABILITIES:
Payables:
Investment securities purchased	71,881	258		—		41,337
Collateral for securities lending program	—	—		—		6,878
Fund shares redeemed	370	338		74		230
Accrued liabilities:
Investment advisory fees	1,626	2		10		89
Administration fees	163	—	(a)	1		19
Shareholder servicing fees	369	3		2		43
Distribution fees	4	3		4		52
Custodian and accounting fees	145	36		15		87
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	—	(a)	2
Deferred India capital gains tax	947	—		—		—
Other	150	69		75		191
Total Liabilities	75,660	709		181		48,928
Net Assets	$1,841,236	$15,020		$13,483		$223,179

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
NET ASSETS:
Paid in capital	$2,036,865	$27,414	$36,225	$438,273
Accumulated undistributed (distributions in excess of) net investment income	(7)	74	(1)	4,407
Accumulated net realized gains (losses)	(427,632)	(15,382)	(20,848)	(241,372)
Net unrealized appreciation (depreciation)	232,010	2,914	(1,893)	21,871
Total Net Assets	$1,841,236	$15,020	$13,483	$223,179

Net Assets:
Class A	$18,004	$4,951	$6,613	$116,135
Class B	—	—	—	13,262
Class C	—	3,078	3,740	23,291
Class R5	—	114	84	—
Institutional Class	293,745	—	—	34,082
Select Class	1,529,487	6,877	3,046	36,409
Total	$1,841,236	$15,020	$13,483	$223,179

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	617	297	533	6,821
Class B	—	—	—	854
Class C	—	187	305	1,509
Class R5	—	7	7	—
Institutional Class	9,960	—	—	1,952
Select Class	52,018	410	244	2,109

Net Asset Value:
Class A — Redemption price per share	29.19	16.68	12.42	17.03
Class B — Offering price per share (b)	—	—	—	15.54
Class C — Offering price per share (b)	—	16.48	12.27	15.43
Class R5 — Offering and redemption price per share	—	16.87	12.56	—
Institutional Class — Offering and redemption price per share	29.49	—	—	17.46
Select Class — Offering and redemption price per share	29.40	16.78	12.49	17.26
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$30.81	$17.60	$13.11	$17.97

Cost of investments in non-affiliates	$1,556,549	$12,325	$15,114	$199,372
Cost of investments in affiliates	—	—	—	8,828
Cost of foreign currency	20,174	12	— (a)	27
Value of securities on loan	—	—	—	6,429

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Japan Fund	Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$10,331	$12,003		$22,203
Investments in affiliates, at value	—	325		900
Total investment securities, at value	10,331	12,328		23,103
Cash	2	62		30
Foreign currency, at value	140	125		—	(a)
Receivables:
Investment securities sold	85	428		—
Fund shares sold	1	140		158
Interest and dividends	67	34		29
Tax reclaims	—	—		1
Due from Advisor	6	3		—
Total Assets	10,632	13,120		23,321

LIABILITIES:
Payables:
Investment securities purchased	175	111		256
Fund shares redeemed	10	28		87
Accrued liabilities:
Investment advisory fees	—	—		11
Administration fees	3	—	(a)	1
Shareholder servicing fees	1	2		4
Distribution fees	3	3		6
Custodian and accounting fees	16	20		17
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)
Other	56	73		70
Total Liabilities	265	237		452
Net Assets	$10,367	$12,883		$22,869

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Intrepid Japan Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$37,563	$15,496	$24,538
Accumulated undistributed (distributions in excess of) net investment income	(31)	19	—	(a)
Accumulated net realized gains (losses)	(28,159)	(5,221)	(4,664)
Net unrealized appreciation (depreciation)	994	2,589	2,995
Total Net Assets	$10,367	$12,883	$22,869

Net Assets:
Class A	$6,219	$6,654	$11,027
Class B	1,624	—	—
Class C	1,116	2,577	5,169
Class R5	—	116	67
Select Class	1,408	3,536	6,606
Total	$10,367	$12,883	$22,869

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,411	415	1,149
Class B	406	—	—
Class C	278	161	545
Class R5	—	7	7
Select Class	288	220	684

Net Asset Value:
Class A — Redemption price per share	4.41	16.05	9.60
Class B — Offering price per share (b)	4.00	—	—
Class C — Offering price per share (b)	4.01	16.01	9.48
Class R5 — Offering and redemption price per share	—	16.06	9.66
Select Class — Offering and redemption price per share	4.89	16.06	9.66
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$4.65	$16.94	$10.13

Cost of investments in non-affiliates	$9,339	$9,419	$19,208
Cost of investments in affiliates	—	325	900
Cost of foreign currency	138	125	—	(a)

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$20,528	$299	$125	$8,757
Interest income from affiliates	105	—	— (a)	18
Dividend income from affiliates (b)	10	—	—	42
Income from securities lending (net)	—	—	—	527
Foreign taxes withheld	(1,378)	(29)	—	(867)
Total investment income	19,265	270	125	8,477

EXPENSES:
Investment advisory fees	11,850	122	124	1,443
Administration fees	1,236	10	10	237
Distribution fees:
Class A	36	9	12	280
Class B	—	—	—	96
Class C	—	12	17	173
Shareholder servicing fees:
Class A	36	9	12	280
Class B	—	—	—	32
Class C	—	4	6	58
Class R5	—	— (a)	— (a)	—
Institutional Class	172	—	—	39
Select Class	2,496	11	7	88
Custodian and accounting fees	979	160	50	299
Interest expense to affiliates	5	—	— (a)	18
Professional fees	79	65	58	84
Trustees’ and Chief Compliance Officer’s fees	12	— (a)	— (a)	2
Printing and mailing costs	142	2	— (a)	102
Registration and filing fees	71	68	63	59
Transfer agent fees	159	23	30	598
Other	24	9	29	13
Total expenses	17,297	504	418	3,901
Less amounts waived	(250)	(132)	(119)	(657)
Less expense reimbursements	—	(181)	(97)	—
Net expenses	17,047	191	202	3,244
Net investment income (loss)	2,218	79	(77)	5,233

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(283,549)	(2,047)	(7,026)	(84,401)
Futures	—	—	—	(131)
Payment by affiliate (See Note 3)	—	1	—	1
Foreign currency transactions	(1,994)	(5)	(11)	(71)
Net realized gain (loss)	(285,543)	(2,051)	(7,037)	(84,602)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	810,483 (c)	6,254	10,953	114,535
Futures	—	—	—	(253)
Foreign currency translations	13	—	1	6
Change in net unrealized appreciation (depreciation)	810,496	6,254	10,954	114,288
Net realized/unrealized gains (losses)	524,953	4,203	3,917	29,686
Change in net assets resulting from operations	$527,171	$4,282	$3,840	$34,919

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Net of deferred India Capital Gains Tax of approximately $947,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Intrepid Japan Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$231	$172	$84
Interest income from affiliates	—	— (a)	— (a)
Dividend income from affiliates (b)	—	— (a)	1
Income from securities lending (net)	5	—	—
Foreign taxes withheld	(16)	(1)	(4)
Total investment income	220	171	81

EXPENSES:
Investment advisory fees	124	66	126
Administration fees	13	7	10
Distribution fees:
Class A	18	7	10
Class B	13	—	—
Class C	10	10	18
Shareholder servicing fees:
Class A	18	7	10
Class B	4	—	—
Class C	4	3	6
Class R5	—	— (a)	— (a)
Select Class	5	6	9
Custodian and accounting fees	59	70	71
Interest expense to affiliates	—	— (a)	—
Professional fees	86	78	78
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Printing and mailing costs	3	—	2
Registration and filing fees	35	65	65
Transfer agent fees	45	31	32
Other	5	8	8
Total expenses	442	358	445
Less amounts waived	(154)	(76)	(111)
Less expense reimbursements	(54)	(155)	(130)
Net expenses	234	127	204
Net investment income (loss)	(14)	44	(123)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,514)	(2,268)	(3,049)
Payment by affiliate (See Note 3)	2	—	—
Foreign currency transactions	29	(8)	(1)
Net realized gain (loss)	(4,483)	(2,276)	(3,050)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	5,645	5,881	10,747
Foreign currency translations	(10)	6	3
Change in net unrealized appreciation (depreciation)	5,635	5,887	10,750
Net realized/unrealized gains (losses)	1,152	3,611	7,700
Change in net assets resulting from operations	$1,138	$3,655	$7,577

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,218	$2,811	$79	$(20)	$(77)	$(482)
Net realized gain (loss)	(285,543)	(142,725)	(2,051)	(13,235)	(7,037)	(13,915)
Change in net unrealized appreciation (depreciation)	810,496	(1,030,126)	6,254	(10,475)	10,954	(19,376)
Change in net assets resulting from operations	527,171	(1,170,040)	4,282	(23,730)	3,840	(33,773)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8)	(30)	—	(20)	—	—
From net realized gains	—	(1,463)	—	(29)	—	—
Class C
From net investment income	—	—	—	(5)	—	—
From net realized gains	—	—	—	(10)	—	—
Class R5
From net investment income	—	—	—	(1)	—	—
From net realized gains	—	—	—	(1)	—	—
Institutional Class
From net investment income	(860)	(712)	—	—	—	—
From net realized gains	—	(10,413)	—	—	—	—
Select Class
From net investment income	(4,124)	(3,040)	—	(174)	—	—
From net realized gains	—	(59,170)	—	(217)	—	—
Total distributions to shareholders	(4,992)	(74,828)	—	(457)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	568,080	241,136	3,729	(25,752)	(1,416)	(12,433)

NET ASSETS:
Change in net assets	1,090,259	(1,003,732)	8,011	(49,939)	2,424	(46,206)
Beginning of period	750,977	1,754,709	7,009	56,948	11,059	57,265
End of period	$1,841,236	$750,977	$15,020	$7,009	$13,483	$11,059
Accumulated undistributed (distributions in excess of) net investment income	$(7)	$3,191	$74	$— (a)	$(1)	$(1)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Intrepid European Fund		Intrepid Japan Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,233	$19,123	$(14)	$59
Net realized gain (loss)	(84,602)	(156,040)	(4,483)	(7,837)
Change in net unrealized appreciation (depreciation)	114,288	(272,630)	5,635	(9,213)
Change in net assets resulting from operations	34,919	(409,547)	1,138	(16,991)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,453)	(5,259)	(69)	(7,920)
From net realized gains	—	(40,000)	—	—
Class B
From net investment income	(939)	(443)	—	(1,078)
From net realized gains	—	(4,609)	—	—
Class C
From net investment income	(1,676)	(964)	—	(1,061)
From net realized gains	—	(9,176)	—	—
Institutional Class
From net investment income	(3,306)	(4,374)	—	—
From net realized gains	—	(28,553)	—	—
Select Class
From net investment income	(2,677)	(4,350)	(19)	(931)
From net realized gains	—	(31,644)	—	—
Total distributions to shareholders	(17,051)	(129,372)	(88)	(10,990)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(75,439)	(342,466)	(5,539)	(15,970)

NET ASSETS:
Change in net assets	(57,571)	(881,385)	(4,489)	(43,951)
Beginning of period	280,750	1,162,135	14,856	58,807
End of period	$223,179	$280,750	$10,367	$14,856
Accumulated undistributed (distributions in excess of) net investment income	$4,407	$15,893	$(31)	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$44	$143	$(123)	$(94)
Net realized gain (loss)	(2,276)	(2,808)	(3,050)	(1,506)
Change in net unrealized appreciation (depreciation)	5,887	(5,360)	10,750	(8,971)
Change in net assets resulting from operations	3,655	(8,025)	7,577	(10,571)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(87)	(33)	—	(7)
From net realized gains	—	(85)	—	(85)
Class C
From net investment income	(29)	(12)	—	(1)
From net realized gains	—	(41)	—	(107)
Class R5
From net investment income	(3)	(1)	— (a)	— (a)
From net realized gains	—	(3)	—	(4)
Select Class
From net investment income	(73)	(39)	(4)	(1)
From net realized gains	—	(97)	—	(106)
Total distributions to shareholders	(192)	(311)	(4)	(311)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,118	4,354	10,611	7,616

NET ASSETS:
Change in net assets	7,581	(3,982)	18,184	(3,266)
Beginning of period	5,302	9,284	4,685	7,951
End of period	$12,883	$5,302	$22,869	$4,685
Accumulated undistributed (distributions in excess of) net investment income	$19	$175	$— (a)	$(2)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Asia Equity Fund		China Region Fund			India Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009		Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,978	$12,868	$2,924		$3,467	$2,241	$11,021
Dividends and distributions reinvested	5	1,089	—		46	—	—
Cost of shares redeemed	(9,826)	(12,160)	(1,858)		(3,103)	(2,004)	(3,510)
Redemption fees	— (a)	2	1		2	2	5
Change in net assets from Class A capital transactions	$(843)	$1,799	$1,067		$412	$239	$7,516
Class C
Proceeds from shares issued	—	—	2,105		1,045	1,898	6,192
Dividends and distributions reinvested	—	—	—		10	—	—
Cost of shares redeemed	—	—	(444)		(948)	(978)	(3,210)
Redemption fees	—	—	—	(a)	1	1	2
Change in net assets from Class C capital transactions	$—	$—	$1,661		$108	$921	$2,984
Class R5
Dividends and distributions reinvested	—	—	—		1	—	—
Cost of shares redeemed	—	—	—		—	—	(1)
Redemption fees	—	—	—	(a)	— (a)	— (a)	— (a)
Change in net assets from Class R5 capital transactions	$—	$—	$—	(a)	$1	$— (a)	$(1)
Institutional Class
Proceeds from shares issued	213,413	75,419	—		—	—	—
Dividends and distributions reinvested	— (a)	2,488	—		—	—	—
Cost of shares redeemed	(91,062)	(72,302)	—		—	—	—
Redemption fees	5	17	—		—	—	—
Change in net assets from Institutional Class capital transactions	$122,356	$5,622	$—		$—	$—	$—
Select Class
Proceeds from shares issued	1,046,312	644,629	4,904		5,493	1,306	17,452
Dividends and distributions reinvested	16	7,619	—		66	—	—
Cost of shares redeemed	(599,789)	(418,638)	(3,904)		(31,845)	(3,883)	(40,409)
Redemption fees	28	105	1		13	1	25
Change in net assets from Select Class capital transactions	$446,567	$233,715	$1,001		$(26,273)	$(2,576)	$(22,932)

Total change in net assets from capital transactions	$568,080	$241,136	$3,729		$(25,752)	$(1,416)	$(12,433)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	360	359	203	175	204	610
Reinvested	— (a)	29	—	2	—	—
Redeemed	(413)	(379)	(126)	(175)	(233)	(248)
Change in Class A Shares	(53)	9	77	2	(29)	362
Class C
Issued	—	—	145	50	161	351
Reinvested	—	—	—	1	—	—
Redeemed	—	—	(28)	(50)	(106)	(215)
Change in Class C Shares	—	—	117	1	55	136
Class R5
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	—	—	—	— (a)
Change in Class R5 Shares	—	—	—	— (a)	—	— (a)
Institutional Class
Issued	8,648	2,439	—	—	—	—
Reinvested	— (a)	64	—	—	—	—
Redeemed	(4,177)	(2,255)	—	—	—	—
Change in Institutional Class Shares	4,471	248	—	—	—	—
Select Class
Issued	43,778	19,435	332	246	116	886
Reinvested	1	198	—	3	—	—
Redeemed	(27,915)	(13,507)	(294)	(1,750)	(453)	(2,728)
Change in Select Class Shares	15,864	6,126	38	(1,501)	(337)	(1,842)

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Intrepid European Fund		Intrepid Japan Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,689	$78,069	$2,784	$9,452
Dividends and distributions reinvested	7,718	40,359	34	2,524
Cost of shares redeemed	(53,879)	(157,058)	(5,604)	(24,588)
Redemption fees	15	25	19	30
Change in net assets from Class A capital transactions	$(31,457)	$(38,605)	$(2,767)	$(12,582)
Class B
Proceeds from shares issued	542	4,671	24	760
Dividends and distributions reinvested	823	4,435	—	424
Cost of shares redeemed	(4,778)	(12,216)	(451)	(1,540)
Redemption fees	1	3	4	5
Change in net assets from Class B capital transactions	$(3,412)	$(3,107)	$(423)	$(351)
Class C
Proceeds from shares issued	1,172	12,858	81	697
Dividends and distributions reinvested	1,315	7,676	—	481
Cost of shares redeemed	(9,846)	(27,539)	(727)	(2,422)
Redemption fees	3	5	4	5
Change in net assets from Class C capital transactions	$(7,356)	$(7,000)	$(642)	$(1,239)
Institutional Class
Proceeds from shares issued	2,787	8,551	—	—
Dividends and distributions reinvested	728	12,878	—	—
Cost of shares redeemed	(21,609)	(166,923)	—	—
Redemption fees	5	13	—	—
Change in net assets from Institutional Class capital transactions	$(18,089)	$(145,481)	$—	$—
Select Class
Proceeds from shares issued	10,605	13,819	3,997	2,191
Dividends and distributions reinvested	394	13,729	11	606
Cost of shares redeemed	(26,129)	(175,835)	(5,719)	(4,601)
Redemption fees	5	14	4	6
Change in net assets from Select Class capital transactions	$(15,125)	$(148,273)	$(1,707)	$(1,798)

Total change in net assets from capital transactions	$(75,439)	$(342,466)	$(5,539)	$(15,970)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid Japan Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	1,037	2,929	751	1,386
Reinvested	574	1,459	8	379
Redeemed	(3,947)	(6,618)	(1,459)	(3,734)
Change in Class A Shares	(2,336)	(2,230)	(700)	(1,969)
Class B
Issued	42	186	6	134
Reinvested	67	175	—	70
Redeemed	(382)	(554)	(121)	(263)
Change in Class B Shares	(273)	(193)	(115)	(59)
Class C
Issued	90	499	20	116
Reinvested	107	305	—	79
Redeemed	(781)	(1,280)	(188)	(388)
Change in Class C Shares	(584)	(476)	(168)	(193)
Institutional Class
Issued	180	286	—	—
Reinvested	53	454	—	—
Redeemed	(1,367)	(6,546)	—	—
Change in Institutional Class Shares	(1,134)	(5,806)	—	—
Select Class
Issued	772	521	968	306
Reinvested	29	491	2	82
Redeemed	(1,860)	(7,227)	(1,222)	(653)
Change in Select Class Shares	(1,059)	(6,215)	(252)	(265)

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Latin America Fund		Russia Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,312	$7,296	$9,772	$9,201
Dividends and distributions reinvested	71	107	—	85
Cost of shares redeemed	(1,628)	(3,722)	(2,620)	(6,736)
Redemption fees	2	13	7	9
Change in net assets from Class A capital transactions	$2,757	$3,694	$7,159	$2,559
Class C
Proceeds from shares issued	1,082	1,819	3,240	4,990
Dividends and distributions reinvested	25	50	—	92
Cost of shares redeemed	(273)	(1,018)	(1,037)	(2,230)
Redemption fees	1	5	5	7
Change in net assets from Class C capital transactions	$835	$856	$2,208	$2,859
Class R5
Proceeds from shares issued	—	—	— (a)	—
Dividends and distributions reinvested	3	4	— (a)	4
Cost of shares redeemed	—	—	(1)	—
Redemption fees	— (a)	1	— (a)	— (a)
Change in net assets from Class R5 capital transactions	$3	$5	$(1)	$4
Select Class
Proceeds from shares issued	580	2,702	3,267	2,861
Dividends and distributions reinvested	71	135	2	107
Cost of shares redeemed	(130)	(3,048)	(2,031)	(780)
Redemption fees	2	10	7	6
Change in net assets from Select Class capital transactions	$523	$(201)	$1,245	$2,194

Total change in net assets from capital transactions	$4,118	$4,354	$10,611	$7,616

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009		Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	296	338	1,333		498
Reinvested	8	5	—		5
Redeemed	(144)	(208)	(376)		(419)
Change in Class A Shares	160	135	957		84
Class C
Issued	77	83	476		283
Reinvested	3	2	—		5
Redeemed	(25)	(54)	(172)		(164)
Change in Class C Shares	55	31	304		124
Class R5
Issued	—	—	—	(a)	—
Reinvested	— (a)	— (a)	—	(a)	— (a)
Redeemed	—	—	—	(a)	—
Change in Class R5 Shares	— (a)	— (a)	—	(a)	— (a)
Select Class
Issued	42	120	575		289
Reinvested	8	7	1		6
Redeemed	(11)	(147)	(321)		(42)
Change in Select Class Shares	39	(20)	255		253

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Asia Equity Fund
Class A
Year Ended October 31, 2009	$17.56	$0.01	(d)	$11.63	$11.64	$(0.01)	$—	$(0.01)
Year Ended October 31, 2008	48.39	(0.04	)(d)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)
Year Ended October 31, 2007	26.43	0.02	(d)	22.49	22.51	(0.06)	(0.49)	(0.55)
Year Ended October 31, 2006	21.68	0.10	(d)	5.59	5.69	(0.12)	(0.82)	(0.94)
Year Ended October 31, 2005	18.32	0.22	(d)	3.37	3.59	(0.23)	—	(0.23)

Institutional Class
Year Ended October 31, 2009	17.81	0.08	(d)	11.76	11.84	(0.16)	—	(0.16)
Year Ended October 31, 2008	48.96	0.11	(d)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)
Year Ended October 31, 2007	26.72	0.14	(d)	22.74	22.88	(0.15)	(0.49)	(0.64)
Year Ended October 31, 2006	21.84	0.22	(d)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29	(d)	3.39	3.68	(0.24)	—	(0.24)

Select Class
Year Ended October 31, 2009	17.74	0.04	(d)	11.74	11.78	(0.12)	—	(0.12)
Year Ended October 31, 2008	48.82	0.07	(d)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)
Year Ended October 31, 2007	26.64	0.09	(d)	22.68	22.77	(0.10)	(0.49)	(0.59)
Year Ended October 31, 2006	21.82	0.18	(d)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15	(d)	3.50	3.65	(0.20)	—	(0.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Amount rounds to less than $0.01.

(d)	Calculated based upon average shares outstanding.

(e)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not been reimbursed the total return for Class A, Select Class and Institutional Class would have been 86.43%, 86.90% and 87.16%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

		Ratios/Supplemental data
				Ratios to average net assets
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$—(c)	$29.19	66.35%	$18,004	1.71%	0.04%	1.74%	211%
—(c)	17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
—(c)	48.39	86.62 (e)	31,985	1.74	0.07	1.77	78
—(c)	26.43	26.95	7,360	1.75	0.43	1.85	99
—(c)	21.68	19.72	2,445	1.75	1.00	2.49	78

—(c)	29.49	67.01	293,745	1.30	0.34	1.32	211
—(c)	17.81	(61.60)	97,763	1.33	0.31	1.35	115
—(c)	48.96	87.31 (e)	256,615	1.34	0.40	1.36	78
—(c)	26.72	27.52	20,140	1.35	0.90	1.45	99
—(c)	21.84	20.19	7,990	1.36	1.26	1.92	78

—(c)	29.40	66.77	1,529,487	1.46	0.16	1.48	211
—(c)	17.74	(61.67)	641,451	1.48	0.20	1.51	115
—(c)	48.82	87.05 (e)	1,466,109	1.48	0.25	1.51	78
—(c)	26.64	27.30	270,131	1.50	0.73	1.60	99
—(c)	21.82	19.99	69,986	1.50	1.25	1.95	78

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
China Region Fund
Class A
Year Ended October 31, 2009	$10.46	$0.10	(e)	$6.12	(k)	$6.22	$—	$—	$—
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)		(15.60)	(0.08)	(0.11)	(0.19)
February 28, 2007 (h) through October 31, 2007	15.00	—	(f)	11.21		11.21	—	—	—

Class C
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	(k)	6.10	—	—	—
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)		(15.62)	(0.05)	(0.11)	(0.16)
February 28, 2007 (h) through October 31, 2007	15.00	(0.02)		11.14		11.12	—	—	—

Class R5
Year Ended October 31, 2009	10.53	0.16	(e)	6.18	(k)	6.34	—	—	—
Year Ended October 31, 2008	26.32	0.15	(e)	(15.75)		(15.60)	(0.09)	(0.11)	(0.20)
February 28, 2007 (h) through October 31, 2007	15.00	0.13		11.19		11.32	—	—	—

Select Class
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	(k)	6.28	—	—	—
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)		(15.59)	(0.09)	(0.11)	(0.20)
February 28, 2007 (h) through October 31, 2007	15.00	(0.01)		11.25		11.24	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.05%.

(h)	Commencement of operations.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Includes interest expense of 0.06%.

(k)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gains (losses) on investments per share or total return (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

			Ratios/Supplemental data
						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$—	(f)	$16.68	59.46	%(k)	$4,951	2.00%		0.78%	5.31%		102%
0.01		10.46	(59.78)		2,305	2.05	(g)	0.30	3.13		122
0.03		26.24	74.93		5,728	2.00		0.09	9.26	(i)	50

—	(f)	16.48	58.77	(k)	3,078	2.50		0.32	5.51		102
0.01		10.38	(59.99)		728	2.56	(j)	(0.15)	3.67		122
0.03		26.15	74.33		1,815	2.50		(0.39)	10.03	(i)	50

—	(f)	16.87	60.21	(k)	114	1.55		1.18	5.02		102
0.01		10.53	(59.61)		71	1.60	(g)	0.82	2.73		122
—		26.32	75.47		175	1.55		1.08	10.46	(i)	50

—	(f)	16.78	59.81	(k)	6,877	1.75		1.00	4.93		102
0.01		10.50	(59.67)		3,905	1.80	(g)	(0.14)	2.65		122
0.04		26.28	75.20		49,230	1.75		(0.33)	7.96	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees		Net asset value, end of period
India Fund
Class A
Year Ended October 31, 2009	$7.90	$(0.07	)(e)	$4.59	$4.52	$—	(f)	$12.42
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01		7.90
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01		20.84

Class C
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)	12.27
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01		7.84
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01		20.79

Class R5
Year Ended October 31, 2009	7.95	(0.03	)(e)	4.64	4.61	—	(f)	12.56
Year Ended October 31, 2008	20.89	(0.12	)(e)	(12.83)	(12.95)	0.01		7.95
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.91	5.88	0.01		20.89

Select Class
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)	12.49
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01		7.93
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02		20.87

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.03%.

(h)	Commencement of operations.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

57.22%	$6,613	2.00%		(0.72)%	4.17%		45%
(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
38.93	4,177	2.00		(1.31)	10.08	(i)	17

56.51	3,740	2.50		(1.23)	4.59		45
(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
38.60	2,372	2.50		(1.61)	11.11	(i)	17

57.99	84	1.55		(0.33)	3.78		45
(61.94)	53	1.57	(j)	(0.75)	1.91		80
39.27	141	1.55		(0.35)	11.15	(i)	17

57.50	3,046	1.75		(0.51)	4.00		45
(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance

		Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid European Fund
Class A
Year Ended October 31, 2009	$15.20	$0.33	(c)(d)	$2.49	(d)(e)	$2.82	$(0.99)	$—	$(0.99)
Year Ended October 31, 2008	34.64	0.70	(c)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)
Year Ended October 31, 2007	27.98	0.43	(c)	7.85		8.28	(0.21)	(1.41)	(1.62)
Year Ended October 31, 2006	23.12	0.31	(c)	7.85		8.16	(0.14)	(3.16)	(3.30)
Year Ended October 31, 2005	19.81	0.19	(c)	4.37		4.56	(0.13)	(1.12)	(1.25)

Class B
Year Ended October 31, 2009	13.92	0.23	(c)(d)	2.27	(d)(e)	2.50	(0.88)	—	(0.88)
Year Ended October 31, 2008	32.09	0.53	(c)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)
Year Ended October 31, 2007	26.04	0.24	(c)	7.31		7.55	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17	(c)	7.33		7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(c)	4.09		4.19	(0.04)	(1.12)	(1.16)

Class C
Year Ended October 31, 2009	13.81	0.24	(c)(d)	2.24	(d)(e)	2.48	(0.86)	—	(0.86)
Year Ended October 31, 2008	31.91	0.52	(c)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)
Year Ended October 31, 2007	25.97	0.24	(c)	7.28		7.52	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18	(c)	7.30		7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(c)	4.10		4.19	(0.04)	(1.12)	(1.16)

Institutional Class
Year Ended October 31, 2009	15.63	0.42	(c)(d)	2.53	(d)(e)	2.95	(1.12)	—	(1.12)
Year Ended October 31, 2008	35.44	0.74	(c)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)
Year Ended October 31, 2007	28.54	0.56	(c)	8.03		8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(c)	7.97		8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(c)	4.43		4.76	(0.27)	(1.12)	(1.39)

Select Class
Year Ended October 31, 2009	15.39	0.37	(c)(d)	2.51	(d)(e)	2.88	(1.01)	—	(1.01)
Year Ended October 31, 2008	34.98	0.69	(c)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)
Year Ended October 31, 2007	28.18	0.50	(c)	7.94		8.44	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40	(c)	7.87		8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(c)	4.32		4.65	(0.20)	(1.13)	(1.33)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.48, $2.26, $2.52 and $2.50 and total return would have been 20.19%, 19.52%, 20.73% and 20.43% for Class A, Class B, Institutional Class and Select Class Shares, respectively. The impact on the net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Institutional Class and Select Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively, for Class C Shares.

(e)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gains (losses) on investments per share or total return (See Note 3).

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

		Ratios/Supplemental data

					Ratios to average net assets
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate

$—(f)	$17.03	20.26	%(d)(e)	$116,135	1.51%		2.29%		1.78	%(d)	433%
—(f)	15.20	(49.91)		139,208	1.46		2.77		1.46		235
—(f)	34.64	30.94		394,416	1.42		1.39		1.42		171
—(f)	27.98	39.68		147,422	1.44		1.22		1.44		97
—(f)	23.12	23.83		35,445	1.57		0.85		1.71		281

—(f)	15.54	19.59	(d)(e)	13,262	2.01		1.77	(d)	2.28		433
—(f)	13.92	(50.14)		15,678	1.96		2.28		1.96		235
—(f)	32.09	30.31		42,374	1.91		0.84		1.92		171
—(f)	26.04	38.97		22,621	1.94		0.72		1.95		97
—(f)	21.74	23.17		12,716	2.06		0.47		2.20		281

—(f)	15.43	19.60	(d)(e)	23,291	2.01		1.81	(d)	2.28		433
—(f)	13.81	(50.15)		28,904	1.96		2.27		1.96		235
—(f)	31.91	30.31		81,982	1.92		0.85		1.92		171
—(f)	25.97	38.94		24,316	1.93		0.78		1.94		97
—(f)	21.72	23.20		3,730	2.06		0.42		2.19		281

—(f)	17.46	20.80	(d)(e)	34,082	1.01	(g)	2.88	(d)	1.39		433
—(f)	15.63	(49.65)		48,219	1.01	(g)	2.77		1.05		235
—(f)	35.44	31.48		315,180	0.99		1.77		1.02		171
—(f)	28.54	40.27		144,301	1.00		1.75		1.05		97
—(f)	23.53	24.56		48,448	1.00		1.47		1.24		281

—(f)	17.26	20.50	(d)(e)	36,409	1.26		2.54	(d)	1.53		433
—(f)	15.39	(49.76)		48,741	1.20		2.63		1.20		235
—(f)	34.98	31.29		328,183	1.16		1.61		1.17		171
—(f)	28.18	40.01		236,203	1.19		1.60		1.20		97
—(f)	23.28	24.16		71,960	1.24		1.47		1.35		281

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance

		Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Japan Fund
Class A
Year Ended October 31, 2009	$4.14	$—	(e)(j)	$0.29	(f)(g)	$0.29	$(0.03)	$—	$(0.03)
Year Ended October 31, 2008	9.77	0.02	(e)	(3.62)		(3.60)	(2.04)	—	(2.04)
Year Ended October 31, 2007	9.78	(0.03	)(e)	0.02		(0.01)	—	—	—
Year Ended October 31, 2006	9.07	(0.03	)(e)	0.86		0.83	—	(0.12)	(0.12)
Year Ended October 31, 2005	7.02	(0.04	)(e)	2.09		2.05	—	—	—

Class B
Year Ended October 31, 2009	3.76	(0.03	)(e)	0.26	(f)(g)	0.23	—	—	—
Year Ended October 31, 2008	9.08	(0.03	)(e)	(3.31)		(3.34)	(1.99)	—	(1.99)
Year Ended October 31, 2007	9.14	(0.08	)(e)	0.02		(0.06)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(e)	0.81		0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(e)	1.97		1.89	—	—	—

Class C
Year Ended October 31, 2009	3.76	(0.03	)(e)	0.27	(f)(g)	0.24	—	—	—
Year Ended October 31, 2008	9.07	(0.03	)(e)	(3.31)		(3.34)	(1.98)	—	(1.98)
Year Ended October 31, 2007	9.13	(0.07	)(e)	0.01		(0.06)	—	—	—
February 28, 2006 (m) through October 31, 2006	9.78	(0.06	)(e)	(0.59)		(0.65)	—	—	—

Select Class
Year Ended October 31, 2009	4.59	0.03	(e)	0.31	(f)(g)	0.34	(0.05)	—	(0.05)
Year Ended October 31, 2008	9.77	0.03	(e)	(3.88)		(3.85)	(1.34)	—	(1.34)
Year Ended October 31, 2007	9.79	(0.03	)(e)	0.04		0.01	(0.03)	—	(0.03)
February 28, 2006 (m) through October 31, 2006	10.43	(0.01	)(e)	(0.63)		(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.30 and the total return would have been 7.51% for Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Class C Shares.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $0.30 and the total return for Select Class would have been 7.51%. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return for Class A, Class B and Class C Shares.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(i)	Includes interest expense of 0.03%.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.12%.

(l)	Includes interest expense of 0.13%.

(m)	Commencement of offering of class of shares.

(n)	Includes interest expense of 0.09%.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

			Ratios/Supplemental data

						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ 0.01		$4.41	7.36	%(f)(g)	$6,219	1.75%		(0.09)%	3.47%	157%
0.01		4.14	(44.60	) (h)	8,739	1.78	(i)	0.35	2.09	175
—	(j)	9.77	(0.10)		39,873	1.84	(k)	(0.33)	1.94	111
—	(j)	9.78	9.16		94,585	1.68		(0.29)	1.68	151
—	(j)	9.07	29.20		200,558	1.75		(0.51)	1.86	164

0.01		4.00	6.38	(f)(g)	1,624	2.50		(0.72)	3.99	157
0.01		3.76	(45.02	) (h)	1,958	2.53	(i)	(0.49)	2.59	175
—	(j)	9.08	(0.66)		5,271	2.39(l)		(0.84)	2.46	111
—	(j)	9.14	8.56		6,985	2.19		(0.80)	2.19	151
—	(j)	8.53	28.46		1,927	2.36		(1.13)	2.37	164

0.01		4.01	6.65	(f)(g)	1,116	2.50		(0.75)	3.98	157
0.01		3.76	(45.07	) (h)	1,679	2.53	(i)	(0.54)	2.59	175
—	(j)	9.07	(0.66)		5,793	2.40	(l)	(0.74)	2.49	111
—	(j)	9.13	(6.65)		5,530	2.22		(0.91)	2.22	151

0.01		4.89	7.73	(f)(g)	1,408	1.50		0.76	3.31	157
0.01		4.59	(44.46	) (h)	2,480	1.53	(i)	0.49	1.84	175
—	(j)	9.77	0.09		7,870	1.56	(n)	(0.34)	1.61	111
—	(j)	9.79	(6.14)		799,762	1.47		(0.09)	1.47	151

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Latin America Fund
Class A
Year Ended October 31, 2009	$9.66	$0.07	(e)	$6.67	$6.74	$(0.36)	$—	$(0.36)
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—

Class C
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—

Class R5
Year Ended October 31, 2009	9.72	0.14	(e)	6.64	6.78	(0.45)	—	(0.45)
Year Ended October 31, 2008	23.14	0.35	(e)	(13.16)	(12.81)	(0.21)	(0.46)	(0.67)
February 28, 2007 (g) through October 31, 2007	15.00	0.08		8.05	8.13	—	—	—

Select Class
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.02%.

(g)	Commencement of operations.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$0.01	$16.05	73.15%	$6,654	1.90%		0.63%	5.31%		96%
0.05	9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
0.01	23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

0.01	16.01	72.12	2,577	2.40		0.14	5.86		96
0.06	9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
0.01	22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

0.01	16.06	73.91	116	1.45		1.24	5.10		96
0.06	9.72	(56.62)	67	1.47	(f)	1.74	3.29		134
0.01	23.14	54.27	154	1.45		0.65	8.65	(h)	39

0.01	16.06	73.46	3,536	1.65		1.02	5.26		96
0.05	9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
0.01	23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Russia Fund
Class A
Year Ended October 31, 2009	$5.39	$(0.09	)(e)	$4.29	$4.20	$—	$—	$—
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)
February 28, 2007 (h) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—

Class C
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (k)	(0.60)	(0.60)
February 28, 2007 (h) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—

Class R5
Year Ended October 31, 2009	5.43	(0.04	)(e)	4.28	4.24	(0.02)	—	(0.02)
Year Ended October 31, 2008	19.55	(0.03	)(e)	(13.49)	(13.52)	(0.03)	(0.60)	(0.63)
February 28, 2007 (h) through October 31, 2007	15.00	0.07		4.34	4.41	—	—	—

Select Class
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)
February 28, 2007 (h) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(g)	Includes interest expense of 0.02%.

(h)	Commencement of operations.

(i)	Includes interest expense of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

		Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$ 0.01	$9.60	78.11%		$11,027	1.99%		(1.27)%	3.97%		66%
0.03	5.39	(71.32	) (f)	1,034	2.02	(g)	(0.70)	3.57		76
0.25	19.43	29.53		2,106	2.01	(i)	(0.09)	8.75	(j)	68

0.01	9.48	77.20		5,169	2.49		(1.66)	4.84		66
0.03	5.35	(71.45	) (f)	1,288	2.52	(g)	(1.09)	4.02		76
0.26	19.36	29.07		2,272	2.51	(i)	(0.67)	9.04	(j)	68

0.01	9.66	78.77		67	1.55		(0.58)	4.52		66
0.03	5.43	(71.28	) (f)	38	1.57	(g)	(0.17)	3.20		76
0.14	19.55	30.33		131	1.56	(i)	0.62	9.99	(j)	68

0.01	9.66	78.55		6,606	1.75		(0.86)	4.61		66
0.03	5.42	(71.33	) (f)	2,325	1.77	(g)	(0.56)	3.39		76
0.12	19.53	30.20		3,442	1.76	(i)	0.39	9.67	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Equity Fund	Class A, Institutional Class and Select Class	Diversified
China Region Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
India Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Intrepid Japan Fund	Class A, Class B, Class C and Select Class	Diversified
Latin America Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Russia Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November 1, 2009, Class B Shares of Intrepid European Fund and Intrepid Japan Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

70   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Asia Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$—	$1,789,531	$—	$1,789,531

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$—	$15,239	$—	$15,239

India Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities # #	$389	$12,831	$—	$13,220

Intrepid European Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities # # #	$8,828	$221,289	$—	$230,117

Intrepid Japan Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$—	$10,331	$—	$10,331

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Latin America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$545	$—	$—	$545
Brazil	4,117	—	—	4,117
Chile	45	—	—	45
Mexico	2,609	—	—	2,609
Panama	72	—	—	72
Peru	88	—	—	88
United Kingdom	—	155	—	155
Total Common Stocks	7,476	155	—	7,631
Preferred Stocks
Brazil	4,368	—	—	4,368
Total Preferred Stocks	4,368	—	—	4,368
Rights
Chile	—	4	—	4
Short-Term Investment
Investment Company	325	—	—	325
Total Investments in Securities	$12,169	$159	$—	$12,328

Russia Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$834	$319	$—		$1,153
Consumer Staples	879	2,207	—		3,086
Energy	11	5,834	—	(a)	5,845
Financials	—	3,039	—	(a)	3,039
Health Care	—	140	—		140
Industrials	—	234	—		234
Information Technology	—	88	—		88
Materials	701	3,894	—		4,595
Telecommunication Services	—	3,597	—		3,597
Utilities	—	136	—		136
Total Common Stocks	2,425	19,488	—	(a)	21,913
Preferred Stocks
Energy	—	290	—		290
Total Preferred Stocks	—	290	—		290
Short-Term Investment
Investment Company	900	—	—		900
Total Investments in Securities	$3,325	$19,778	$—	(a)	$23,103

#	Portfolio holdings designated in Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of an ADR. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and a money market mutual fund that is held as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

(a)	Security has zero value.

72   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Russia Fund	Balance as of 10/31/08		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09
Investments in Securities
Common Stocks — Consumer Discretionary	$—	(a)	$(121)	$121	$—	$— (a)	$—	$—
Common Stocks — Consumer Staples	43		(18)	(8)	—	(17)	—	—
Common Stocks — Energy	—		—	(7)	—	—	7	— (b)
Common Stocks — Financials	—		—	(3)	—	—	3	— (b)
Total	$43		$(139)	$103	$—	$(17)	$10	$—	(b)

(a)	Amount rounds to less than $1,000.

(b)	Security has zero value.

Transfers into, or out of, Level 3 are valued using values as of the day the security was transferred.

For the Russia Fund, the change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2009, which were valued using significant unobservable inputs (Level 3), amounted to approximately ($10,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and the Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2009 (amounts in thousands):

	Value		Percentage
Russia Fund	$—	(a)	—%

(a)	Security has zero value.

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Intrepid European Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Intrepid European Fund held futures with an average notional balance of approximately $3,117,000 during the year ended October 31, 2009 and at October 31, 2009, no longer holds positions in these investments.

D.  Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Intrepid European Fund held forward foreign currency exchange contracts with an average settlement value of approximately $153,000 during the year ended October 31, 2009, and at its highest exposure point, the Fund had a settlement value of approximately $2,300,000. At October 31, 2009, the Intrepid European Fund no longer holds positions in these investments.

E. Summary of Derivatives Information

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

Intrepid European Fund

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$1	$1
Equity contracts	(131)	—	(131)
Total	$(131)	$1	$(130)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Equity contracts	$(253)	$(253)
Total	$(253)	$(253)

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to a Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

74   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid European Fund	$102
Intrepid Japan Fund	3

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At October 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid European Fund	$6,429	$6,878	$6,878

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid European Fund	$9
Intrepid Japan Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2009 (amounts in thousands):

	Lending Agent Fees Incurred
Intrepid European Fund	$11
Intrepid Japan Fund	—	(a)

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Asia Equity Fund	$(1,570)	$(424)	$1,994
China Region Fund	—	(5)	5
India Fund	(88)	77	11
Intrepid European Fund	—	332	(332)
Intrepid Japan Fund	16	80	(96)
Latin America Fund	—	(8)	8
Russia Fund	(127)	129	(2)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, taxable overdistributions (Asia Equity Fund and Intrepid Japan Fund), net operating loss (India Fund and Russia Fund), passive foreign investment company (PFIC) gains and losses (Intrepid European Fund, Intrepid Japan Fund and Russia Fund) and litigation payment reclass (Intrepid European Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

76   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Intrepid Japan Fund	1.00
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Asia Equity Fund	$1
Intrepid European Fund	6
Russia Fund	—	(a)

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annual effective rate was 0.10% of average daily net assets for Asia Equity Fund, China Region Fund, India Fund and Russia Fund and the annual effective rate was 0.11% of average daily net assets for Intrepid European Fund, Intrepid Japan Fund and Latin America Fund.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Intrepid Japan Fund	0.25	0.75	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$9	$—
China Region Fund	4	—	(a)
India Fund	5	3
Intrepid European Fund	7	31
Intrepid Japan Fund	3	3
Latin America Fund	4	1
Russia Fund	8	4

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
China Region Fund	0.25	n/a	0.25%	0.05%	n/a	0.25
India Fund	0.25	n/a	0.25	0.05	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.10	0.25
Intrepid Japan Fund	0.25	0.25	0.25	n/a	n/a	0.25
Latin America Fund	0.25	n/a	0.25	0.05	n/a	0.25
Russia Fund	0.25	n/a	0.25	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.35%	1.50%
China Region Fund	2.00	n/a	2.50%	1.55%	n/a	1.75
India Fund	2.00	n/a	2.50	1.55	n/a	1.75
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.00	1.50
Intrepid Japan Fund	1.75	2.50	2.50	n/a	n/a	1.50
Latin America Fund	1.90	n/a	2.40	1.45	n/a	1.65
Russia Fund	2.00	n/a	2.50	1.55	n/a	1.75

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

78   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Asia Equity Fund	$4	$—	$246	$250	$—
China Region Fund	118	9	5	132	181
India Fund	105	9	5	119	97
Intrepid European Fund	158	31	39	228	—
Intrepid Japan Fund	120	11	23	154	54
Latin America Fund	66	7	3	76	155
Russia Fund	98	8	5	111	130

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid European Fund	$286	$143	$429

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Asia Equity Fund	$296
India Fund	1
Intrepid European Fund	3

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. will make a payment to the Intrepid European Fund of approximately $1,000 and made a payment to the China Region Fund and Intrepid Japan Fund of approximately $1,000 and $2,000, respectively, relating to operational errors.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$2,966,241	$2,395,913
China Region Fund	13,850	9,767
India Fund	4,447	5,942
Intrepid European Fund	949,914	1,033,993
Intrepid Japan Fund	19,601	26,856
Latin America Fund	9,403	6,278
Russia Fund	16,581	6,466

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,580,641	$262,306	$53,416	$208,890
China Region Fund	13,426	1,948	135	1,813
India Fund	15,523	1,071	3,374	(2,303)
Intrepid European Fund	216,595	21,227	7,705	13,522
Intrepid Japan Fund	9,770	804	243	561
Latin America Fund	10,839	1,759	270	1,489
Russia Fund	21,853	4,115	2,865	1,250

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs) (Latin America Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$4,992	$—	$4,992
Intrepid European Fund	17,051	—	17,051
Intrepid Japan Fund	88	—	88
Latin America Fund	192	—	192
Russia Fund	4	—	4

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$35,156	$39,672	$74,828
China Region Fund	457	—	457
Intrepid European Fund	60,815	68,557	129,372
Intrepid Japan Fund	10,990	—	10,990
Latin America Fund	311	—	311
Russia Fund	311	—	311

80   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Equity Fund	$—	$(403,540)	$207,918
China Region Fund	74	(14,280)	1,813
India Fund	—	(20,438)	(2,303)
Intrepid European Fund	4,415	(232,978)	13,477
Intrepid Japan Fund	—	(27,751)	561
Latin America Fund	420	(4,527)	1,493
Russia Fund	—	(2,917)	1,250

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation, mark to market of passive foreign investment companies (Intrepid Japan Fund and Latin America Fund) and wash sale loss deferrals.

As of October 31, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	2017	Total
Asia Equity Fund	$—	$—	$89,649	$313,891	$403,540
China Region Fund	—	—	12,306	1,974	14,280
India Fund	—	33	13,292	7,113	20,438
Intrepid European Fund	—	—	133,357	99,621	232,978
Intrepid Japan Fund	15,112	—	8,152	4,487	27,751
Latin America Fund	—	—	2,235	2,292	4,527
Russia Fund	—	—	1,089	1,828	2,917

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Asia Equity Fund, China Region Fund, India Fund and Intrepid European Fund. Additionally, Intrepid Japan Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares and Latin America Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2009, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2009, the Asia Equity Fund invested approximately 31.7% of its total investments in China.

As of October 31, 2009, the Intrepid European Fund invested approximately 30.7% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in the United Kingdom.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At October 31, 2009, the Fund had 51.6%, 27.2% and 20.5% of its total investments invested in China, Taiwan and Hong Kong, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At October 31, 2009, the Fund had 68.8% and 21.2% of its total investments invested in Brazil and Mexico, respectively.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At October 31, 2009, the Fund had 24.8% of its total investments in Oil, Gas & Consumable Fuels.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

82   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   83

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

84   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   85

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

86   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,314.90	$9.86	1.69%
Hypothetical	1,000.00	1,016.69	8.59	1.69
Institutional Class
Actual	1,000.00	1,317.60	7.54	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Select Class
Actual	1,000.00	1,316.60	8.41	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

China Region Fund
Class A
Actual	1,000.00	1,322.80	11.71	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class C
Actual	1,000.00	1,319.50	14.62	2.50
Hypothetical	1,000.00	1,012.60	12.68	2.50
Class R5
Actual	1,000.00	1,325.20	9.08	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Select Class
Actual	1,000.00	1,324.40	10.25	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
India Fund
Class A
Actual	$1,000.00	$1,439.20	$12.30	2.00%
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class C
Actual	1,000.00	1,435.10	15.34	2.50
Hypothetical	1,000.00	1,012.60	12.68	2.50
Class R5
Actual	1,000.00	1,442.00	9.54	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Select Class
Actual	1,000.00	1,440.60	10.70	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

Intrepid European Fund
Class A
Actual	1,000.00	1,298.00	8.75	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class B
Actual	1,000.00	1,295.00	11.63	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Class C
Actual	1,000.00	1,294.50	11.62	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Institutional Class
Actual	1,000.00	1,301.00	5.86	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Select Class
Actual	1,000.00	1,299.70	7.30	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26

Intrepid Japan Fund
Class A
Actual	1,000.00	1,133.70	9.36	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class B
Actual	1,000.00	1,126.80	13.35	2.49
Hypothetical	1,000.00	1,012.65	12.63	2.49
Class C
Actual	1,000.00	1,129.60	13.37	2.49
Hypothetical	1,000.00	1,012.65	12.63	2.49
Select Class
Actual	1,000.00	1,134.60	8.02	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

Latin America Fund
Class A
Actual	1,000.00	1,573.50	12.32	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Class C
Actual	1,000.00	1,568.10	15.47	2.39
Hypothetical	1,000.00	1,013.16	12.13	2.39

88   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio
Latin America Fund (continued)
Class R5
Actual	$1,000.00	$1,576.10	$9.42	1.45%
Hypothetical	1,000.00	1,017.90	7.37	1.45
Select Class
Actual	1,000.00	1,574.50	10.71	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65

Russia Fund
Class A
Actual	1,000.00	1,696.10	13.52	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class C
Actual	1,000.00	1,692.90	16.90	2.49
Hypothetical	1,000.00	1,012.65	12.63	2.49
Class R5
Actual	1,000.00	1,697.70	10.47	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Select Class
Actual	1,000.00	1,697.70	11.83	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and the sub-advisory agreements for the Asia Equity Fund, China Region Fund and India Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services.

90   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Asia Equity Fund, China Region Fund, India Fund, Intrepid European Fund, Intrepid Japan Fund, Latin America Fund and Russia Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s performance was in the fourth quintile for the Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, and that the independent consultant indicated that the

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Equity sub-committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid European Fund’s performance was in the third, second and second quintiles for Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Japan Fund’s performance was in the third, third and second quintiles for the Class A shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and in the third quintile for the Select Class shares for the one-year period ended December 31, 2008 and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Equity sub-committee at each of their regular meetings over the course of the next year.

The Trustees noted that the China Region Fund’s performance was in the second quintile for Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the India Fund’s performance was in the fifth quintile for the Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Latin America Fund’s performance was in the fifth quintile for Class A shares and Select Class shares for the one-year period ended December 31, 2008 and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Equity sub-committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Russia Fund’s performance was in the fifth quintile for Class A and Select Class shares for the one-year period ended December 31, 2008 and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Equity sub-committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and/or expense reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s net advisory fee for Class A and Select Class shares was in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their Universe

92   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the fees were reasonable.

The Trustees noted that the Intrepid Japan Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the fees were reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for Class A and for the Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and fifth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the fees were reasonable.

The Trustees noted that the India Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the fees were reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and fifth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the fees were reasonable.

The Trustees noted that the Russia Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the fees were reasonable.

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   93

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Equity Fund	$5,587
China Region Fund	3,445
Intrepid European Fund	11,684
Intrepid Japan Fund	47
Latin America Fund	117
Russia Fund	15

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2009, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$19,149	$1,337
China Region Fund	270	28
Intrepid European Fund	7,811	521
Intrepid Japan Fund	216	16
Latin America Fund	137	1
Russia Fund	47	4

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with 2009 Form 1099-DIV.

94   J.P. MORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2009

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   95

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

     © JPMorgan Chase & Co., 2009    All rights reserved. October 2009.       AN-INTEQ-CO-1009

Annual Report

J.P. Morgan SMA Funds

October 31, 2009

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Value SMA Fund	2
JPMorgan Tax Aware Real Return SMA Fund	5
Schedules of Portfolio Investments	7
Financial Statements	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Trustees	28
Officers	30
Schedule of Shareholder Expenses	31
Board Approval of Investment Advisory Agreements	32
Tax Letter	35
Privacy Policy	36

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   1

JPMorgan International Value SMA Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	August 17, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$169,705
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value SMA Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned 32.56%** for the 12 months ended October 31, 2009. This compares to the 32.00% return for the MSCI EAFE Value Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund modestly outperformed its benchmark during the reporting period. As was the case in the U.S., while the international equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, international stocks, as measured by the MSCI EAFE Index, had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

International stocks then started to rally in March and the MSCI EAFE Index rose during seven of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

The Fund was established as part of the International Value SMA strategy. The Fund holds common shares of companies deemed attractive that are not accessible in American Depositary Receipt (ADR) form. Holdings that positively contributed to the Fund’s performance included China Shenhua Energy Co., Ltd., the country’s largest coal producer. This stock, which is not in the benchmark, performed very well during the fiscal year. Demand for coal, which is a primary source of electricity in China, remained strong as China’s economy continued to expand. Lanxess AG, a German chemical company, also benefited the Fund’s results. This cyclical company’s stock moved higher in anticipation of an economic recovery. Also contributing to the Fund’s results during the period was China Merchants Bank, one of the largest banks in China. Its shares performed extremely well as it continued to benefit from strong growth in the Chinese economy.

At the individual stock level, Japan Tobacco, Inc. was a large detractor from performance. The company, which is not in the benchmark, saw its shares fall sharply given concerns about declining sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan. Another meaningful detractor from performance was Tokyo Gas Co., Ltd. This Japanese utility company performed poorly as investor interest in more defensive companies gave way to more cyclical names as the reporting period progressed.

Afrin Plc., a British oil company, was another stock that detracted from performance. This out-of-index stock detracted from results as it was held by the Fund during a period when the price of oil was weak. The stock was then sold prior to the rebound in the price of oil.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest valuation signals, the portfolio managers and analysts then work closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, seeking to invest in the most attractive value names in each sector.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	UniCredit S.p.A. (Italy)	4.4%
2.	Muenchener Rueckversicherungs AG (Germany)	4.3
3.	Anheuser-Busch InBev N.V. (Belgium)	4.1
4.	Santos Ltd. (Australia)	4.0
5.	Unilever N.V. CVA (Netherlands)	3.8
6.	China Merchants Bank Co., Ltd., Class H (China)	3.6
7.	China Shenhua Energy Co., Ltd., Class H (China)	3.4
8.	Compagnie Generale des Etablissements Michelin, Class B (France)	3.2
9.	Snam Rete Gas S.p.A. (Italy)	3.2
10.	Mitsubishi Electric Corp. (Japan)	3.2

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	20.0%
France	16.9
Germany	10.2
China	9.8
Italy	7.6
United Kingdom	6.4
Netherlands	5.7
Belgium	5.4
Australia	4.0
Austria	1.9
Taiwan	1.8
Hong Kong	1.5
Indonesia	1.4
South Africa	1.3
Others (each less than 1.0%)	1.1
Short-Term Investment	5.0

*	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   3

JPMorgan International Value SMA Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	32.56%	(12.60)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from August 17, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

4   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$10,302
Primary Benchmark	Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return SMA Fund, which seeks to maximize after-tax inflation-protected return,* returned 13.15%** for the 12 months ended October 31, 2009. This compares to the 14.65% return for the Barclays Capital 1–10 Year U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, frozen credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in the calendar year 2008 and into 2009, as there were signs that the government’s aggressive initiatives to unfreeze the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve.

While the fundamentals in the municipal market were stressed during the reporting period-due to the lagging effect of falling tax revenues-municipal bonds performed well over the 12-months ended October 31, 2009. During that time, investors were drawn to the attractive valuations in the overall municipal market. This demand, coupled with falling supply of tax-exempt securities, further supported municipal bond prices. U.S. Treasury Inflation Protected Security (“TIPS”) also performed well during the reporting period. While inflation remained muted, fears of deflation that previously gripped the market appeared to be replaced by concerns for future inflation. We believe this change in sentiment occurred as economic conditions improved and was due in part to concerns that the government’s economic stimulus program and the Federal Reserve’s low interest rate policy would trigger rising inflation.

While the Fund’s inflation swaps contributed positively to the Fund’s performance, the swaps underperformed TIPS, which detracted from the Fund’s performance relative to its benchmark during the reporting period. The change in the zero-coupon inflation-swap rate, which is used to value the Fund’s inflation swaps, significantly underperformed the change in the TIPS breakeven level (the yield spread between a nominal U.S. Treasury Bond and a TIPS of equal maturity), which is used to value TIPS.

The Fund’s municipal securities performed positively overall and helped to generate a higher after-tax return than equal duration U.S. Treasuries. This was because the municipal market’s tax equivalent yield was superior to that of equal duration U.S. Treasuries. Additionally, municipal securities substantially outperformed U.S. Treasury securities on a total return basis, as municipal spreads narrowed and it appeared that investors became less risk averse. These contributors to performance, however, were tempered by the Fund’s quality positioning. The Fund maintained a higher quality bias given our cautious outlook regarding the economy and given the fiscal challenges facing many municipalities. This detracted from performance, as lower-quality municipal bonds outperformed their higher quality counterparts during the 12-months ended October 31, 2009.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to invest primarily in high-quality municipal securities. We also maintained an inflation-overlay hedging strategy using consumer-price index swaps. Through the 12-month reporting period, we actively monitored the inflation hedge and made tactical adjustments as appropriate.

PORTFOLIO COMPOSITION***

Municipal Bonds	95.4%
Short-Term Investments	4.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		13.15%	5.29%
After Taxes on Distributions		13.15	5.29
After Taxes on Distributions and Sale of Fund Shares		9.97	5.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Tax Aware Real Return Custom Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = [(Barclays Capital 1–10 Year U.S. TIPS Index—Barclays Capital 1–10 Year Treasury Index) X 0.75] + Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

6   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.2%
	Australia — 3.9%
499	Santos Ltd. (m)	6,656
	Austria — 1.8%
75	OMV AG (m)	3,098
	Belgium — 5.4%
146	Anheuser-Busch InBev N.V. (m)	6,876
51	KBC Groep N.V. (a) (m)	2,200
		9,076
	China — 9.7%
8,029	Bank of China Ltd., Class H (m)	4,658
2,361	China Merchants Bank Co., Ltd., Class H (m)	6,040
1,277	China Shenhua Energy Co., Ltd., Class H (m)	5,726
		16,424
	Finland — 0.2%
128	Ruukki Group OYJ (a)	411
	France — 16.7%
98	Cie de Saint-Gobain	4,796
73	Compagnie Generale des Etablissements Michelin, Class B (m)	5,376
61	Lafarge S.A. (m)	4,918
417	Natixis (a) (m)	2,342
247	Rhodia S.A. (a) (m)	3,635
29	Schneider Electric S.A. (m)	2,969
74	Sodexo (m)	4,236
		28,272
	Germany — 8.5%
55	Hamburger Hafen und Logistik AG	2,135
160	Lanxess AG (m)	5,029
45	Muenchener Rueckversicherungs AG (m)	7,195
		14,359
	Greece — 0.8%
165	Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	1,408
	Hong Kong — 1.5%
1,026	China Resources Land Ltd. (m)	2,477
	Indonesia — 1.4%
6,423	Perusahaan Gas Negara PT (m)	2,390
	Italy — 7.5%
1,104	Snam Rete Gas S.p.A.	5,354
2,210	UniCredit S.p.A. (a) (m)	7,405
		12,759
	Japan — 19.7%
119	Aisin Seiki Co., Ltd. (m)	3,018
74	Astellas Pharma, Inc. (m)	2,732
517	Chiba Bank Ltd. (The) (m)	3,188
766	Marubeni Corp. (m)	3,790
703	Mitsubishi Electric Corp. (a) (m)	5,348
313	Mitsui & Co., Ltd. (m)	4,115
208	Mitsui Fudosan Co., Ltd. (m)	3,366
370	Ricoh Co., Ltd. (m)	5,028
635	Sumitomo Heavy Industries Ltd. (a) (m)	2,881
		33,466
	Netherlands — 5.6%
249	Koninklijke Ahold N.V. (m)	3,138
209	Unilever N.V. CVA (m)	6,430
		9,568
	South Africa — 1.3%
577	African Bank Investments Ltd. (m)	2,251
	Taiwan — 1.8%
377	HON HAI Precision Industry Co., Ltd., GDR (m)	3,009
	United Kingdom — 6.4%
1,053	Cable & Wireless plc (m)	2,498
412	Cookson Group plc (a) (m)	2,457
1,693	GKN plc (a) (m)	2,966
168	Petropavlovsk plc (a) (m)	2,893
		10,814
	Total Common Stocks (Cost $140,021)	156,438
Preferred Stock — 1.6%
	Germany — 1.6%
28	Volkswagen AG (m) (Cost$3,160)	2,825
Short-Term Investment — 5.0%
	Investment Company — 5.0%
8,459	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $8,459)	8,459
	Total Investments — 98.8% (Cost $151,640)	167,722
	Other Assets in Excess of Liabilities — 1.2%	1,983
	NET ASSETS — 100.0%	$169,705

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.4%
Oil, Gas & Consumable Fuels	9.2
Auto Components	6.8
Chemicals	5.2
Electrical Equipment	5.0
Trading Companies & Distributors	4.7
Gas Utilities	4.6
Insurance	4.3
Beverages	4.1
Food Products	3.8
Real Estate Management & Development	3.5
Office Electronics	3.0
Construction Materials	2.9
Building Products	2.9
Metals & Mining	2.6
Hotels, Restaurants & Leisure	2.5
Food & Staples Retailing	1.9
Electronic Equipment, Instruments & Components	1.8
Machinery	1.7
Industrial Conglomerates	1.7
Automobiles	1.7
Pharmaceuticals	1.6
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.3
Transportation Infrastructure	1.3
Short-Term Investment	5.0

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	TOPIX Index	12/10/09	$1,291	$(13)
47	Dow Jones EURO STOXX 50 Index	12/18/09	1,886	(80)
17	FTSE 100 Index	12/18/09	1,395	(21)
				$(114)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.7%
	Alaska — 1.1%
	General Obligation — 1.1%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15	110
	Arizona — 1.9%
	General Obligation — 0.9%
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	94
	Transportation — 1.0%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	101
	Total Arizona	195
	California — 6.4%
	Education — 1.2%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	69
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13	54
		123
	General Obligation — 1.9%
175	San Ramon Valley Unified School District, 2002 Election, GO, FSA, 5.250%, 08/01/14	195
	Other Revenue — 2.1%
100	California State Public Works Board, Various University of California Projects, Series D, Rev., 5.000%, 05/01/11	105
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	85
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	28
		218
	Prerefunded — 1.2%
80	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.750%, 06/01/13 (p)	94
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	33
		127
	Total California	663
	Colorado — 1.1%
	Special Tax — 1.1%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	111
	Connecticut — 6.7%
	General Obligation — 6.7%
150	City of New Britain, GO, FSA, 5.000%, 04/15/17	173
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	289
200	Town of Trumbull, GO, 5.000%, 09/15/16	229
	Total Connecticut	691
	District of Columbia — 1.3%
	Education — 1.1%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	109
	General Obligation — 0.2%
20	District of Columbia, Series C, GO, FSA, 5.000%, 06/01/15	23
	Total District of Columbia	132
	Florida — 2.9%
	Other Revenue — 0.8%
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/15	85
	Transportation — 1.8%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	137
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.000%, 07/01/11	53
		190
	Water & Sewer — 0.3%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/15	27
	Total Florida	302
	Georgia — 1.1%
	General Obligation — 0.5%
50	State of Georgia, Series D, GO, 4.000%, 08/01/11	53
	Water & Sewer — 0.6%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	61
	Total Georgia	114
	Hawaii — 2.2%
	Prerefunded — 2.2%
200	City & County of Honolulu, Series A, GO, 6.000%, 01/01/12 (p)	221

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	Idaho — 0.6%
	Water & Sewer — 0.6%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	56
	Illinois — 3.0%
	General Obligation — 1.3%
60	City of Chicago, Series A, GO, FSA, 5.500%, 01/01/19	69
60	Cook-Kane Lake & McHenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.000%, 12/01/11	65
		134
	Prerefunded — 1.7%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	174
	Total Illinois	308
	Indiana — 1.1%
	Education — 1.1%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	117
	Iowa — 0.7%
	Water & Sewer — 0.7%
65	City of Des Moines, Sewer System, Series H, Rev., FSA, 5.000%, 06/01/14	73
	Louisiana — 2.2%
	Industrial Development Revenue/Pollution Control Revenue — 2.2%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/19	223
	Maryland — 1.6%
	General Obligation — 0.5%
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	57
	Transportation — 1.1%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	108
	Total Maryland	165
	Massachusetts — 1.1%
	Prerefunded — 1.1%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	112
	Michigan — 1.7%
	Education — 0.8%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 05/15/15	81
	Prerefunded — 0.9%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	95
	Total Michigan	176
	Mississippi — 1.7%
	General Obligation — 0.9%
85	State of Mississippi, Capital Improvements, GO, 5.000%, 11/01/10	89
	Prerefunded — 0.8%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	85
	Total Mississippi	174
	Missouri — 3.8%
	General Obligation — 1.9%
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/18	197
	Transportation — 1.1%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/16	109
	Water & Sewer — 0.8%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	87
	Total Missouri	393
	New Jersey — 4.1%
	Prerefunded — 2.6%
250	State of New Jersey, Series A, COP, AMBAC, 5.000%, 06/15/11 (p)	268
	Transportation — 1.5%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	89
60	Series A, Rev., 5.500%, 12/15/21	67
		156
	Total New Jersey	424
	New Mexico — 0.3%
	Other Revenue — 0.3%
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	33

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	New York — 14.4%
	Education — 1.0%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	108
	General Obligation — 5.7%
50	Ardsley Union Free School District, Series B, GO, FSA, 4.000%, 06/15/15	53
195	Briarcliff Manor, Public Improvement, Series A, GO, FSA, 5.000%, 09/01/14	221
75	City of White Plains, Public Improvement, Series A, GO, 4.400%, 05/15/11	79
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	82
100	Syosset Central School District, GO, FSA, 4.250%, 12/15/13	111
35	Valhalla Union Free School District, GO, FSA , 5.000%, 03/15/11	37
		583
	Industrial Development Revenue/Pollution Control Revenue — 3.1%
280	City of New York, Series E-1, GO, 6.250%, 10/15/18	323
	Other Revenue — 1.6%
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	55
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	110
		165
	Special Tax — 1.1%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/14	112
	Water & Sewer — 1.9%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	197
	Total New York	1,488
	North Carolina — 2.3%
	Certificate Of Participation/Lease — 0.7%
65	Cabarrus County, COP, 5.250%, 02/01/13	71
	Transportation — 1.6%
150	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/12	163
	Total North Carolina	234
	Ohio — 2.9%
	General Obligation — 2.2%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	114
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/18	114
		228
	Other Revenue — 0.7%
75	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	67
	Total Ohio	295
	Oklahoma — 3.3%
	Education — 3.3%
300	Oklahoma Capital Improvement Authority, Higher Education Projects, Series F, Rev., AMBAC, 5.000%, 07/01/13	334
	Pennsylvania — 5.7%
	Education — 1.9%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/16	196
	General Obligation — 2.8%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	55
200	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16 (p)	229
		284
	Water & Sewer — 1.0%
100	City of Philadelphia, Water & Wastewater, Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	107
	Total Pennsylvania	587
	Tennessee — 0.5%
	General Obligation — 0.5%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18	56
	Texas — 10.2%
	Education — 2.0%
85	Texas A&M University, Financing System, Series B, Rev., 5.375%, 05/15/11	91
100	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/12	110
		201

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	General Obligation — 1.3%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/17	78
60	Houston Independent School District, GO, PSF-GTD, 5.000%, 02/15/10	61
		139
	Other Revenue — 1.6%
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	161
	Prerefunded — 1.6%
75	Liberty Independent School District, GO, PSF-GTD, 5.500%, 02/15/12 (p)	83
75	University of Texas, Series A, Rev., 6.250%, 01/01/13 (p)	86
		169
	Transportation — 0.5%
50	Harris County, Senior Lien, Toll Road, Rev., FSA, 5.375%, 08/15/11	54
	Utility — 0.5%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	57
	Water & Sewer — 2.7%
50	City of Houston, Utilities System, First Lien, Series A, Rev., FSA, 5.000%, 11/15/15	56
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	29
70	Mesquite Waterworks & Sewer System, Rev., FSA, 5.000%, 03/01/17	76
100	Trinity River Authority, Rev., 5.000%, 08/01/14	113
		274
	Total Texas	1,055
	Utah — 0.8%
	Other Revenue — 0.8%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., FSA, 5.500%, 05/15/14 (p)	86
	Vermont — 0.4%
	Utility — 0.4%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	39
	Washington — 3.8%
	General Obligation — 3.3%
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	28
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	318
		346
	Transportation — 0.3%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	28
	Utility — 0.2%
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	22
	Total Washington	396
	Wisconsin — 6.8%
	General Obligation — 3.7%
50	Northland Pines School District, GO, FSA, 5.000%, 04/01/12	54
300	State of Wisconsin, Series 1, GO, 4.000%, 11/01/13	326
		380
	Other Revenue — 3.1%
300	State of Wisconsin, Series A, Rev., 5.000%, 07/01/18	321
	Total Wisconsin	701
	Total Municipal Bonds (Cost $9,706)	10,064

SHARES
Short-Term Investment — 4.7%
	Investment Company — 4.7%
483	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $483)	483
	Total Investments — 102.4% (Cost $10,189)	10,547
	Liabilities in Excess of Other Assets — (2.4)%	(245)
	NET ASSETS — 100.0%	$10,302

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

Inflation-Linked Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(52)	$—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(75)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(24)	—
Royal Bank of Scotland	2.490% at termination	CPI-U at termination	08/07/10	1,000	(48)	—
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(72)	—
					$(271)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   13

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

AMBAC—	Insured by American Municipal Bond Assurance Corp.

COP—	Certificate of Participation

CPI-U—	Consumer Price Index for Urban Consumers

CVA—	Dutch Certification

FGIC—	Insured by Financial Guaranty Insurance Co.

FSA—	Insured by Financial Security Assurance

GDR—	Global Depositary Receipt

GO—	General Obligation

GTD—	Guaranteed

NATL—	Insured by National Public Finance Guarantee Corp.

PSF—	Public School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RE—	Reinsured

Rev.—	Revenue

XLCA—	Insured by XL Capital Assurance

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)—	The rate shown is the current yield as of October 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(r)—	Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A., are approximately $159,263,000 and 95.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$159,263		$10,064
Investments in affiliates, at value	8,459		483
Total investment securities, at value	167,722		10,547
Cash	101		—
Foreign currency, at value	341		—
Deposits at broker for futures contracts	405		—
Receivables:
Investment securities sold	10,689		—
Fund shares sold	750		—
Interest and dividends	266		102
Tax reclaims	67		—
Due from Advisor	32		—
Total Assets	180,373		10,649

LIABILITIES:
Payables:
Dividends	—		28
Investment securities purchased	10,331		—
Fund shares redeemed	182		—
Variation margin on futures contracts	71		—
Outstanding swap contracts, at value	—		271
Accrued liabilities:
Custodian and accounting fees	28		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	56		43
Total Liabilities	10,668		347
Net Assets	$169,705		$10,302

NET ASSETS:
Paid in capital	$190,697		$10,205
Accumulated undistributed (distributions in excess of) net investment income	2,579		1
Accumulated net realized gains (losses)	(39,575)		9
Net unrealized appreciation (depreciation)	16,004		87
Total Net Assets	$169,705		$10,302

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	15,711		996

Net asset value, offering and redemption price per share	$10.80		$10.34

Cost of investments in non-affiliates	$143,181		$9,706
Cost of investments in affiliates	8,459		483
Cost of foreign currency	342		—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   15

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$291
Dividend income from non-affiliates	3,062	—
Interest income from affiliates	— (a)	—
Dividend income from affiliates (b)	22	2
Foreign taxes withheld	(299)	—
Total investment income	2,785	293

EXPENSES:
Administration fees	102	8
Custodian and accounting fees	79	34
Professional fees	84	53
Trustees’ and Chief Compliance Officer’s fees	1	— (a)
Printing and mailing costs	11	2
Registration and filing fees	23	11
Transfer agent fees	31	4
Other	6	5
Total expenses	337	117
Less amounts waived	(102)	(8)
Less earnings credits	—	— (a)
Less expense reimbursements	(235)	(109)
Net expenses	—	—
Net investment income (loss)	2,785	293

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(23,510)	33
Futures	294	—
Foreign currency transactions	(27)	—
Swaps	—	(23)
Net realized gain (loss)	(23,243)	10
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	51,437	455
Futures	(114)	—
Foreign currency translations	21	—
Swaps	—	137
Change in net unrealized appreciation (depreciation)	51,344	592
Net realized/unrealized gains (losses)	28,101	602
Change in net assets resulting from operations	$30,886	$895

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,785	$2,113	$293	$206
Net realized gain (loss)	(23,243)	(16,370)	10	(1)
Change in net unrealized appreciation (depreciation)	51,344	(35,964)	592	(545)
Change in net assets resulting from operations	30,886	(50,221)	895	(340)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,173)	(86)	(292)	(206)
From net realized gains	—	—	—	— (a)
Total distributions to shareholders	(2,173)	(86)	(292)	(206)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	126,833	123,615	4,474	6,613
Dividends and distributions reinvested	294	—	—	— (a)
Cost of shares redeemed	(54,293)	(29,960)	(2,115)	(1,638)
Change in net assets from capital transactions	72,834	93,655	2,359	4,975

NET ASSETS:
Change in net assets	101,547	43,348	2,962	4,429
Beginning of period	68,158	24,810	7,340	2,911
End of period	$169,705	$68,158	$10,302	$7,340
Accumulated undistributed (distributions in excess of) net investment income	$2,579	$1,994	$1	$— (a)

SHARE TRANSACTIONS:
Issued	14,113	9,039	439	646
Reinvested	36	—	—	— (a)
Redeemed	(6,555)	(2,429)	(217)	(159)
Change in Shares	7,594	6,610	222	487

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
International Value SMA Fund
Year Ended October 31, 2009	$8.40	$0.26	(f)	$2.38	$2.64	$(0.24)	$—		$(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)	—		(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—	—		—

Tax Aware Real Return SMA Fund
Year Ended October 31, 2009	9.49	0.38		0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38		(0.65)	(0.27)	(0.38)	—	(h)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16		0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)
$10.80	32.28%	$169,705	—%	2.86%	0.35%	119%
8.40	(48.89)	68,158	—	3.03	0.33	115
16.47	9.80	24,810	—	0.26	14.79	10

10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37
10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The International Value SMA Fund and the Tax Aware Real Return SMA Fund are 2 separate non-diversified funds of the Trust (collectively, the “Funds”) covered by this report.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
International Value SMA Fund #
Investments in Securities	$8,459	$159,263	$—	$167,722

Depreciation in Other Financial Instruments*
Futures Contracts	$(114)	$—	$—	$(114)

Tax Aware Real Return SMA Fund #
Investments in Securities	$483	$10,064	$—	$10,547

Depreciation in Other Financial Instruments*
Swaps	$—	$(271)	$—	$(271)

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country and/or industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forward foreign currency contracts and swap contracts.

B. Futures Contracts — The International Value SMA Fund uses index future contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The International Value SMA Fund began holding futures contacts at January 31, 2009, with an average notional balance of approximately $3,278,000 from January 31, 2009 through October 31, 2009.

C.  Swaps — The Tax Aware Real Return SMA Fund engages in inflation-linked swaps, price locks and interest rate swaps to provide inflation protection and to manage risks associated with changes to interest rates and swap spreads within its Portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s inflation-linked swap activities over the reporting period.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

For approximately the first three months of the fiscal year, the Fund held interest rate swaps and price locks, with average notional values of approximately $4,749,000 and $4,500,000, respectively, during that period. At October 31, 2009, the Fund no longer holds positions in these investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
International Value SMA Fund	$—	$(27)	$27

The reclassification for the Fund relates primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

22   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was as follows (amounts in thousands):

International Value SMA Fund	$4
Tax Aware Real Return SMA Fund	—	(a)

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annual effective rate of each Fund’s average daily net assets was as follows:

International Value SMA Fund	0.10%
Tax Aware Real Return SMA Fund	0.11

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (other than dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2010.

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Total	Contractual Reimbursements
International Value SMA Fund	$102	$102	$235
Tax Aware Real Return SMA Fund	8	8	109

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$174,348	$110,420
Tax Aware Real Return SMA Fund	4,402	2,500

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$154,781	$17,683	$4,742	$12,941
Tax Aware Real Return SMA Fund	10,189	383	25	358

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed wash sale loss deferrals (for International Value SMA Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$2,173	$—	$2,173
Tax Aware Real Return SMA Fund	—	292	292

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$86	$—	$86
Tax Aware Real Return SMA Fund	—	206	206

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$2,579	$—	$(36,434)	$12,862
Tax Aware Real Return SMA Fund	—	29	8	87

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (for International Value SMA Fund), mark to market of forward foreign currency contracts (for International Value SMA Fund), wash sale loss deferrals (for International Value SMA Fund) and distributions payable (for Tax Aware Real Return SMA Fund).

24   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

As of October 31, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	Total
International Value SMA Fund	$13	$13,623	$22,798	$36,434

During the year ended October 31, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Real Return SMA Fund	$1

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2009, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income, from such securities.

As of October 31, 2009, the International Value SMA Fund invested approximately 20.0% of its total investments in Japan.

International Value SMA Fund and Tax Aware Real Return SMA Fund each have several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

The Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). Tax Aware Real Return SMA Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against Tax Aware Real Return SMA Fund in the event Tax Aware Real Return SMA Fund’s net assets decline over time by a pre-determined percentage or fall

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on Tax Aware Real Return SMA Fund.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

26   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the
JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   27

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

28   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   29

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

30   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,296.50	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00
Tax Aware Real Return SMA Fund
Actual	1,000.00	1,048.40	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

32   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.

Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Tax Aware Real Return SMA Fund and the International Value SMA Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the fifth quintile for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The Trustees noted that the International Value SMA Fund’s performance was in the third quintile for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses for the Fund’s shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and the actual total expenses for the Fund’s shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

34   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2009:

Dividends Received Deduction
International Value SMA Fund	2.13%

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$2,208

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2009, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$2,763	$299

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with 2009 Form 1099-DIV.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2009:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	100.00%

OCTOBER 31, 2009        J.P. MORGAN SMA FUNDS   35

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

36   J.P. MORGAN SMA FUNDS        OCTOBER 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-SMA-1009

Annual Report

J.P. Morgan Specialty Funds

October 31, 2009

JPMorgan International Realty Fund
JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Realty Fund	2
JPMorgan Strategic Preservation Fund	5
Schedules of Portfolio Investments	8
Financial Statements	16
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Trustees	38
Officers	40
Schedule of Shareholder Expenses	41
Board Approval of Investment Advisory Agreements	43
Tax Letter	46
Privacy Policy	47

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 18, 2009 (Unaudited)

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view — not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   1

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	November 30, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$40,333
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Realty Fund, which seeks long-term capital growth,* returned 22.36%** (Class R5 Shares, no sales charge) for the 12 months ended October 31, 2009. This compares to the 27.71% return for the MSCI EAFE Index***, the Fund’s primary benchmark, and 32.23% for the GPR 250 Global (ex United States) Index, the Fund’s secondary benchmark for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed both its primary and secondary benchmarks for the period. While the international real estate investment trust (REIT) market generated strong results during the reporting period, looking at the returns for the entire 12-month period does not tell the entire story. During the first four months of the Fund’s fiscal year, international REIT prices fell sharply, as the fallout from the September 2008 Lehman Brothers bankruptcy triggered a global flight to quality. While this led to a broad-based decline in stock prices, the REIT market was especially hard hit. The REIT business model is one that is capital intensive and requires above average leverage. With the credit and capital markets not functioning normally there were concerns that many REITs wouldn’t be able to refinance their maturing debt obligations to fund their operations. In addition, REIT valuations began to reflect the possibility of a severe and prolonged recession.

International REIT prices then rallied sharply beginning in the spring of 2009. Among the catalysts for this reversal of fortune was the thawing of the credit markets. The capital markets also started to function better as, beginning in March 2009, many international REITs successfully tapped into the debt market. In addition, international REITs proved they could access the capital markets, issuing approximately $20 billion in equity capital year-to-date through October 2009. Collectively, this alleviated concerns regarding the viability of the REIT business model and helped international REIT shares move higher. REITs also benefited from signs that the global economy was strengthening.

Overall, the Fund was conservatively managed versus the GPR 250 Global (ex United States) Index during the reporting period. While this was beneficial during the international REIT market’s downturn, the Fund could not keep pace with the rally that occurred as the fiscal year progressed.

Looking more closely at the Fund’s performance, its overweight position versus the GPR 250 Global (ex United States) Index and stock selection in the U.K. meaningfully detracted from results. Given the severe downturn in the U.K. property market, appraisers aggressively marked down the assets on many property companies’ balance sheets. As a result, these companies needed to reduce their leverage by raising capital in order to avoid breaching their debt covenants. Because this recapitalization process was occurring sooner than in other regions, it was felt that the U.K. market would perform relatively well. This did not prove to be the case, as investors remained concerned about the U.K. property market given the country’s ongoing economic weakness. In terms of stock selection within the U.K., the Fund’s overweight exposure to Land Securities Group detracted from performance. While the company took actions to shore up its financial situation through a rights offering, its balance sheet was weaker than expected and its shares fell sharply during the fiscal year. (With a rights offering, a company issues rights to their existing shareholders to buy a proportional number of additional securities at a given price, typically at a discount, within a fixed period.) Also detracting from the Fund’s performance was its exposure to U.K. property company Liberty International.

Also detracting from the Fund’s results was its overweight exposure to the overall poor performing Japanese market. The country had already experienced its property and housing bubbles in the 1980s and its financial system was better capitalized than many other developed countries. This led to expectations by the Fund’s portfolio management team that Japan’s property companies would hold up relatively well during a global recession. However, this did not prove to be the case, especially among Japanese development companies. One holding in particular that hurt the Fund’s performance was Mitsui Fudosan. This negative was somewhat offset by strong stock selection in Japan. In particular, a number of attractively valued Japanese real estate investment trusts (J-REITs) contributed to performance, including Top Reit, Inc.. During the fiscal year, the Japanese government took several actions designed to support the J-REIT market, including an announcement that it would invest retirement funds in J-REITs beginning in 2010.

The Fund’s stock selection in Hong Kong was, overall, a positive for results. Two of the Fund’s largest contributors to performance during the fiscal year were its overweights to Sun Hung Kai Properties and Hang Lung Properties. Sun Hung Kai is a developer and owner of a diversified portfolio focused largely on the Hong Kong market. The company had relatively low leverage and its stock was attractively

2   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

valued. Hang Lung Properties is a developer that also owns a diversified portfolio in Hong Kong and China. In addition, it has been divesting itself of Hong Kong residential properties to focus on development opportunities in China. In particular, the company has increased its portfolio of retail malls in China. Both companies benefited from the Chinese government’s initiatives to provide credit to its property investment market.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to achieve consistent long-term returns (appreciation and income) that exceed the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company and valued REITs using a proprietary dividend discount model. Stock selection, not sector or country bets, was the primary driver of performance.

During the fiscal year, there were several adjustments made to the Fund’s portfolio. For example, we pared the Fund’s overweight exposure to Hong Kong early in 2009 and increased its exposure to Australia. We also captured some profits from our strong performers in Japan. Both of these moves were positive for performance. Less successful was somewhat reducing the Fund’s overweight in the U.K. and increasing its exposure in Europe. The timing of this adjustment was not rewarded and it detracted from performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Unibail-Rodamco (France)	8.2%
2.	Westfield Group (Australia)	7.7
3.	Mitsubishi Estate Co., Ltd. (Japan)	7.1
4.	Mitsui Fudosan Co., Ltd. (Japan)	6.8
5.	Hang Lung Properties Ltd. (Hong Kong)	3.7
6.	Land Securities Group plc (United Kingdom)	2.8
7.	CapitaLand Ltd. (Singapore)	2.8
8.	British Land Co. plc (United Kingdom)	2.5
9.	Stockland (Australia)	2.5
10.	Corio N.V. (Netherlands)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	26.7%
Australia	18.8
Hong Kong	12.0
France	11.0
United Kingdom	9.9
Netherlands	8.7
Singapore	4.5
Canada	2.5
Germany	1.5
Belgium	1.5
Sweden	1.2
Finland	1.1
Norway	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   3

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		21.55%	(11.90)%
With Sales Charge*		15.21	(13.51)
CLASS C SHARES	11/30/06
Without CDSC		21.05	(12.31)
With CDSC**		20.05	(12.31)
CLASS R5 SHARES	11/30/06	22.36	(11.46)
SELECT CLASS SHARES	11/30/06	21.99	(11.67)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, GPR 250 Global (ex United States) Index and Lipper International Real Estate Funds Average from November 30, 2006 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the GPR 250 Global (ex United States) Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$66,331
Primary Benchmark	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Preservation Fund, which seeks to provide a total return from a diversified portfolio of stocks and bonds,* returned 4.51%** (Class A Shares) for the 12 months ended October 31, 2009. This compares to the 0.30% return for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. When the reporting period began in November 2008, the equity and fixed income markets were challenged, given the ongoing repercussions from the September bankruptcy of Lehman Brothers. These included forced selling by leveraged investors into illiquid markets, poorly performing credit markets and deteriorating global economic conditions. Collectively, this led to an extreme “flight to quality,” as investors flocked to the safety of short-term government bonds and sold both stocks and bonds that were perceived to be risky.

While global economic conditions remained weak, the environment began to improve late in the first quarter of 2009, as central banks’ aggressive actions to stabilize the financial system seemed to be taking hold. In addition, as the reporting period progressed, there were signs of improvement on the economic front. Against this backdrop, investor confidence rose, it appeared that risk aversion abated and demand for riskier assets increased.

While the majority of its portfolio was invested in U.S. Treasury securities and sovereign debt, the Fund’s outperformance versus the benchmark was largely due to its exposure to convertible bonds and equities, as they generated solid results during the period. In terms of the Fund’s convertible bonds, extensive research was conducted to identify companies with solid underlying fundamentals whose bonds were deemed to be attractively valued and mispriced by the market. The Fund also emphasized European convertible bonds, as we believed they were of higher quality than their U.S. counterparts. A cautious stance was taken with the Fund’s equity exposure, given concerns about the sustainability of a global economic recovery. The Fund’s equity positions were generally defensive in nature (high free cash-flow and dividend-yielding stocks) and its holdings were diversified among both U.S. and international companies. While the Fund’s relative performance may have been further enhanced if it had taken a more aggressive approach, taking a conservative stance was believed to be appropriate given the headwinds facing the global economy. The Fund’s fixed income holdings also added value during the reporting period, albeit less so than its convertible bond and equity exposure.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund held a combination of U.S. Treasuries, convertible bonds and global stocks. During the period, the Fund allocated between 4% to 30% of its overall portfolio in equities. On average, approximately 14% was allocated to equities during the 12-month period. Toward the end of the period, we pared the Fund’s exposure to Asian and emerging market equities, as they had performed extremely well since March. The proceeds were used to initiate positions in a number of developed market equities, in particular stocks from high quality companies that we considered to be undervalued and that offered attractive dividend yields. The Fund’s average convertible bond exposure was roughly 20% during the reporting period. We favored high quality companies whose convertible bonds were felt to offer both upside potential and downside protection given the periods of heightened market volatility.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   5

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	U.S. Treasury Inflation Indexed Note, 2.000%, 07/15/14	3.5%
2.	U.S. Treasury Bond, 8.750%, 05/15/17	3.2
3.	Societe Financement de l’Economie Francaise, 2.875%, 09/22/14 (France)	3.2
4.	U.S. Treasury Bond, 7.500%, 11/15/16	3.0
5.	U.S. Treasury Note, 4.000%, 02/15/15	2.5
6.	Kingdom of Netherlands, 4.500%, 07/15/17 (Netherlands)	2.5
7.	Hellenic Republic Government Bond, 4.300%, 03/20/12 (Greece)	2.4
8.	U.S. Treasury Bond, 8.875%, 02/15/19	2.3
9.	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/17/13 (Germany)	2.2
10.	U.S. Treasury Note, 4.250%, 08/15/13	1.7

PORTFOLIO COMPOSITION BY COUNTRY***

United States	67.7%
Netherlands	6.4
France	5.6
Germany	5.1
Greece	4.1
United Kingdom	2.0
Supranational	1.6
Cayman Islands	1.4
Others (each less than 1.0%)	6.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		4.51%	(0.03)%
With Sales Charge*		0.57	(1.48)
CLASS C SHARES	3/30/07
Without CDSC		3.98	(0.53)
With CDSC**		2.98	(0.53)
CLASS R5 SHARES	3/30/07	4.93	0.42
SELECT CLASS SHARES	3/30/07	4.73	0.20

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible Portfolio Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carries a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   7

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Australia — 18.3%
1,299	BGP Holdings Beneficial Interest Share (a)	—
502	CFS Retail Property Trust (m)	863
749	Commonwealth Property Office Fund (m)	587
1,205	Dexus Property Group (m)	851
536	Goodman Group (m)	287
1,539	GPT Group (m)	786
295	Stockland (m)	981
280	Westfield Group (m)	3,038
		7,393
	Belgium — 1.5%
4	Cofinimmo (m)	527
1	Warehouses De Pauw SCA (m)	60
		587
	Canada — 2.4%
28	Artis REIT (m)	250
11	First Capital Realty, Inc. (m)	195
32	RioCan REIT (m)	544
		989
	Finland — 1.1%
86	Sponda OYJ (a) (m)	307
6	YIT OYJ (m)	117
		424
	France — 10.7%
4	Gecina S.A. (m)	478
1	ICADE (m)	95
12	Klepierre (m)	514
15	Unibail-Rodamco (m)	3,237
		4,324
	Germany — 1.5%
10	Deutsche Euroshop AG (m)	339
30	IVG Immobilien AG (a) (m)	268
		607
	Hong Kong — 11.7%
108	Hang Lung Group Ltd. (m)	541
389	Hang Lung Properties Ltd. (m)	1,470
149	Hongkong Land Holdings Ltd. (m)	703
368	Link REIT (The) (m)	829
272	New World Development Ltd. (m)	586
108	Wharf Holdings Ltd. (m)	584
		4,713
	Japan — 26.1%
—(h)	Frontier Real Estate Investment Corp. (m)	693
—(h)	Japan Excellent, Inc. (m)	460
—(h)	Japan Prime Realty Investment Corp. (m)	307
—(h)	Japan Real Estate Investment Corp. (m)	479
—(h)	Japan Retail Fund Investment Corp. (m)	216
—(h)	Kenedix Realty Investment Corp. (m)	459
185	Mitsubishi Estate Co., Ltd. (m)	2,794
165	Mitsui Fudosan Co., Ltd. (m)	2,670
—(h)	New City Residence Investment Corp. (a) (f) (i)	12
—(h)	Nippon Building Fund, Inc. (m)	434
—(h)	Nippon Residential Investment Corp. (m)	235
—(h)	Premier Investment Corp. (m)	477
14	Sumitomo Realty & Development Co., Ltd. (m)	266
—(h)	Tokyu REIT, Inc. (m)	613
—(h)	Top REIT, Inc. (m)	407
		10,522
	Netherlands — 8.5%
14	Corio N.V. (m)	979
19	Eurocommercial Properties N.V. (m)	812
20	Nieuwe Steen Investments Funds N.V. (m)	384
8	Vastned Retail N.V. (m)	533
7	Wereldhave N.V. (m)	704
		3,412
	Norway — 0.6%
125	Norwegian Property ASA (a) (m)	237
	Singapore — 4.4%
330	Ascendas REIT (m)	429
382	CapitaLand Ltd. (m)	1,108
310	CapitaRetail China Trust (m)	247
		1,784
	Sweden — 1.1%
50	Castellum AB(m)	463
	United Kingdom — 9.7%
129	British Land Co. plc (m)	998
119	Hammerson plc (m)	786
103	Land Securities Group plc (m)	1,115
68	London & Stamford Property Ltd. (m)	152
150	Segro plc (m)	867
		3,918
	Total Investments — 97.6% (Cost $33,063)	39,373
	Other Assets in Excess of Liabilities — 2.4%	960
	NET ASSETS — 100.0%	$40,333

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified	38.9%
Real Estate Management & Development	32.2
Shopping Centers	17.7
Office Property	10.1
Others (each less than 1.0%)	1.1

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/09		NET UNREALIZED APPRECIATION (DEPRECIATION)
28,709,252 JPY
365,770 for AUD	12/03/09	$329	#	$319	#	$(10)
1,417,071 AUD	12/03/09	1,202		1,272		70
1,288,448 CAD	12/03/09	1,187		1,191		4
549,904 CHF	12/03/09	520		536		16
534,600 EUR	12/03/09	784		787		3
444,857 GBP	12/03/09	727		730		3
9,115,147 HKD	12/03/09	1,176		1,176		— (h)
76,825,438 JPY	12/03/09	825		853		28
4,266,603 SEK	12/03/09	604		602		(2)
981,176 SGD	12/03/09	689		700		11
7,828,517 ZAR	12/03/09	1,013		997		(16)
		$9,056		$9,163		$107

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,640,524 AUD	12/03/09	$1,372	$1,473	$(101)
273,085 CAD	12/03/09	254	252	2
2,103,083 EUR	12/03/09	3,024	3,095	(71)
10,669,709 HKD	12/03/09	1,377	1,377	— (h)
156,154,088 JPY	12/03/09	1,695	1,735	(40)
722,961 NOK	12/03/09	130	126	4
3,259,426 SEK	12/03/09	466	460	6
567,478 SGD	12/03/09	394	404	(10)
		$8,712	$8,922	$(210)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/09 of the currency being sold, and the value at 10/31/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   9

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 12.3%
	Australia — 0.6%
10	Australia & New Zealand Banking Group Ltd. (m)	204
4	Macquarie Group Ltd. (m)	195
		399
	Bermuda — 0.4%
202	Golden Ocean Group Ltd. (a) (m)	276
	Canada — 0.3%
2	Agrium, Inc. (m)	86
2	Barrick Gold Corp. (m)	72
4	Kinross Gold Corp. (m)	66
		224
	China — 0.4%
29	China Life Insurance Co., Ltd., Class H (m)	133
127	Industrial & Commercial Bank of China, Class H (m)	101
		234
	France — 0.2%
4	Renault S.A. (a) (m)	158
	Hong Kong — 0.3%
10	Cheung Kong Holdings Ltd.	127
6	Sun Hung Kai Properties Ltd.	91
		218
	Japan — 0.4%
3	Daikin Industries Ltd.	91
2	Nidec Corp.	169
		260
	Luxembourg — 0.5%
9	ArcelorMittal	314
	Singapore — 0.2%
26	Wilmar International Ltd.	115
	South Korea — 0.2%
— (h)	Samsung Electronics Co., Ltd.	120
	Switzerland — 0.6%
3	GAM Holding Ltd. (m)	37
3	Julius Baer Group Ltd. (m)	116
19	Xstrata plc (a)	267
		420
	Taiwan — 0.7%
61	HON HAI Precision Industry Co., Ltd.	239
9	MediaTek, Inc.	126
60	Taiwan Semiconductor Manufacturing Co., Ltd.	109
		474
	United Kingdom — 1.2%
5	Aveva Group plc	75
7	BG Group plc	125
15	BP plc	141
26	Burberry Group plc	234
29	Cobham plc	105
8	National Grid plc	81
		761
	United States — 6.3%
1	Apple, Inc. (a) (m)	248
16	Bank of America Corp. (m)	230
6	Celgene Corp. (a) (m)	309
4	Chevron Corp. (m)	281
15	Corning, Inc. (m)	223
4	CVS/Caremark Corp. (m)	135
4	Freeport-McMoRan Copper & Gold, Inc. (a) (m)	291
1	Goldman Sachs Group, Inc. (The) (m)	134
1	Google, Inc., Class A (a) (m)	308
6	Hewlett-Packard Co. (m)	263
5	McDonald’s Corp. (m)	289
11	Microsoft Corp. (m)	308
2	Monsanto Co. (m)	118
3	Morgan Stanley (m)	96
6	Mosaic Co. (The) (m)	293
2	Newmont Mining Corp. (m)	92
3	Norfolk Southern Corp. (m)	130
3	Verizon Communications, Inc. (m)	98
2	Wal-Mart Stores, Inc. (m)	102
10	Walt Disney Co. (The) (m)	261
		4,209
	Total Common Stocks (Cost $7,826)	8,182

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Convertible Bonds — 14.4%
	Cayman Islands — 1.3%
100	Siem Industries, Inc., Series SUB, Zero Coupon, 07/12/17	94
805	Transocean, Inc., Series A, 1.625%, 12/15/37 (m)	788
		882
	France — 1.4%
EUR 289	AXA SA, Series CS, 2.500%, 01/01/14 (m)	907
EUR 87	Rhodia S.A., 0.500%, 01/01/14	52
		959

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Convertible Bonds — Continued
	Germany — 2.1%
EUR 900	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/27/13 (m)	1,378
	Luxembourg — 0.1%
EUR 1	ArcelorMittal, 7.250%, 04/01/14	37
	Malaysia — 0.3%
100	Cherating Capital Ltd., VAR, 2.000%, 07/05/12	111
100	Paka Capital Ltd., Series PARK, Zero Coupon, 03/12/13	100
		211
	Netherlands — 1.0%
CHF 15	Pargesa Netherlands NV, Series PARG, 1.750%, 06/15/14 (m)	13
EUR 400	Portugal Telecom International Finance BV, Series PTC, 4.125%, 08/28/14	623
		636
	Panama — 0.5%
300	Carnival Corp., 2.000%, 04/15/21 (m)	312
	Singapore — 0.5%
SGD	CapitaLand Ltd.,
250	2.875%, 09/03/16	191
250	3.125%, 03/05/18	171
		362
	United Kingdom — 0.8%
EUR 100	International Power Jersey Ltd., 3.250%, 07/20/13	136
200	Shire plc, 2.750%, 05/09/14	187
GBP 100	WPP plc, 5.750%, 05/19/14	199
		522
	United States — 6.4%
100	Alcatel-Lucent USA, Inc., Series A, 2.875%, 06/15/23 (m)	98
897	Amgen, Inc., 0.125%, 02/01/11 (m)	882
574	Boston Properties LP, 2.875%, 02/15/37 (m)	552
	EMC Corp.,
355	1.750%, 12/01/11 (m)	418
150	1.750%, 12/01/13 (m)	180
206	Liberty Media LLC, 3.125%, 03/30/23 (m)	203
	Life Technologies Corp.,
200	1.500%, 02/15/24 (m)	224
50	3.250%, 06/15/25 (m)	58
807	Medtronic, Inc., 1.500%, 04/15/11 (m)	795
210	Nabors Industries, Inc., 0.940%, 05/15/11 (m)	205
520	Swiss Re America Holding Corp., VAR, 3.250%, 11/21/21	436
229	Vornado Realty Trust, 2.850%, 04/01/27 (m)	221
		4,272
	Total Convertible Bonds (Cost $9,076)	9,571
	Foreign Government Securities — 15.6%
	France — 3.8%
EUR 300	Government of France, 4.000%, 04/25/14	470
2,000	Societe Financement de l’Economie Francaise, 2.875%, 09/22/14 (e) (m)	2,015
		2,485
	Germany — 2.7%
EUR 500	Bundesobligation, 4.000%, 10/11/13 (m)	786
	Bundesrepublik Deutschland,
EUR 350	4.250%, 01/04/14 (m)	555
EUR 300	5.000%, 01/04/12 (m)	475
		1,816
	Greece — 3.9%
	Hellenic Republic Government Bond,
EUR 700	3.800%, 03/20/11	1,063
EUR 1,000	4.300%, 03/20/12	1,539
		2,602
	Netherlands — 5.2%
	Kingdom of Netherlands,
EUR 700	3.250%, 07/15/15	1,055
EUR 500	3.750%, 07/15/14 (a)	775
EUR 1,000	4.500%, 07/15/17	1,598
		3,428
	Total Foreign Government Securities (Cost $9,821)	10,331

SHARES	SECURITY DESCRIPTION	VALUE ($)
Preferred Stock — 1.5%
	United States — 1.5%
1	News Corp. Finance Trust II, 0.750%, 03/15/23 (a) (e) (m) (Cost $988)	990

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Supranational — 1.5%
1,000	European Investment Bank, 5.000%, 02/08/10 (m) (Cost $1,012)	1,012

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   11

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	U.S. Treasury Obligations — 20.6%
	U.S. Treasury Bonds,
1,500	7.500%, 11/15/16 (m)	1,928
1,500	8.750%, 05/15/17 (m)	2,069
1,000	8.875%, 02/15/19 (m)	1,438
1,875	U.S. Treasury Inflation Indexed Note, 2.000%, 07/15/14 (m)	2,265
	U.S. Treasury Notes,
1,000	0.875%, 04/30/11 (m)	1,004
500	3.125%, 11/30/09 (m)	501
900	3.875%, 05/15/10 (m)	918
800	4.000%, 04/15/10 (m)	814
1,500	4.000%, 02/15/15 (m)	1,619
1,000	4.250%, 08/15/13 (m)	1,090
	Total U.S. Treasury Obligations (Cost $13,391)	13,646

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 30.3%
	Investment Company — 30.3%
20,083	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $20,083)	20,083
	Total Investments — 96.2% (Cost $62,197)	63,815
	Other Assets in Excess of Liabilities — 3.8%	2,516
	NET ASSETS — 100.0%	$66,331

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	21.4%
Foreign Governments	16.2
Commercial Banks	2.6
Biotechnology	2.3
Metals & Mining	1.8
Computers & Peripherals	1.7
Supranational	1.6
Energy Equipment & Services	1.6
Broadcasting & Cable TV	1.6
Multi-line Insurance	1.4
Health Care Equipment & Supplies	1.2
Real Estate Investment Trusts (REITs)	1.2
Diversified Telecommunication Services	1.1
Diversified Financial Services	1.1
Media	1.0
Electronic Equipment, Instruments & Components	1.0
Short-Term Investment	31.5
Others (each less than 1.0%)	9.7

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	Euro Bund	12/08/09	1,973	21
8	Eurodollar	12/14/09	1,994	— (h)
29	Dow Jones Euro STOXX 50 Index	12/18/09	1,163	(49)
	Short Futures Outstanding
(62)	Euro Bobl	12/08/09	(10,549)	(23)
(72)	E-mini NASDAQ 100	12/18/09	(2,398)	79
(43)	E-mini S&P 500	12/18/09	(2,221)	(43)
(71)	2 Year U.S. Treasury Note	12/31/09	(15,450)	(130)
(26)	5 Year U.S. Treasury Note	12/31/09	(3,028)	(48)
				(193)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
146,876 AUD	12/09/09	135	132	(3)
117,601 CAD	12/09/09	109	108	(1)
444,837 SEK	12/09/09	64	63	(1)
		308	303	(5)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
480,880 AUD	12/09/09	432	431	1
275,139 CAD	12/09/09	253	254	(1)
8,149,398 EUR	12/09/09	11,857	11,992	(135)
691,021 GBP	12/09/09	1,142	1,134	8
1,933,470 HKD	12/09/09	250	250	— (h)
5,043,232 JPY	12/09/09	55	56	(1)
241,018 SGD	12/09/09	169	172	(3)
		14,158	14,289	(131)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   13

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

NOK—	Norwegian Krone

SEK—	Swedish Krona

SGD—	Singapore Dollar

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2009.

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) —	Fair Valued Investment. The following are approximately the value and percentage of the investments based on total investments that are fair valued (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$12	—%(g)

In addition, the value and percentage, based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$38,372	97.5%
Strategic Preservation Fund	3,749	5.9

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of October 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

(Amounts in thousands, except per share amounts)

	International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$39,373		$43,732
Investments in affiliates, at value	—		20,083
Total investment securities, at value	39,373		63,815
Cash	—		87
Foreign currency, at value	7		172
Deposits at broker for futures contracts	—		738
Receivables:
Investment securities sold	1,597		94
Fund shares sold	591		1,219
Interest and dividends	162		440
Tax reclaims	12		—	(a)
Variation margin on futures contracts	—		35
Unrealized appreciation on forward foreign currency exchange contracts	147		9
Total Assets	41,889		66,609

LIABILITIES:
Payables:
Due to custodian	279		—
Investment securities purchased	923		—
Fund shares redeemed	6		1
Unrealized depreciation on forward foreign currency exchange contracts	250		145
Accrued liabilities:
Investment advisory fees	11		31
Administration fees	2		5
Shareholder servicing fees	3		13
Distribution fees	2		11
Custodian and accounting fees	26		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	54		57
Total Liabilities	1,556		278
Net Assets	$40,333		$66,331

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$64,253	$65,862
Accumulated undistributed (distributions in excess of) net investment income	1,968	133
Accumulated net realized gains (losses)	(32,099)	(958)
Net unrealized appreciation (depreciation)	6,211	1,294
Total Net Assets	$40,333	$66,331

Net Assets:
Class A	$5,539	$56,450
Class C	931	235
Class R5	25,271	101
Select Class	8,592	9,545
Total	$40,333	$66,331

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	570	3,892
Class C	97	16
Class R5	2,590	7
Select Class	883	657

Net Asset Value:
Class A — Redemption price per share	$9.72	$14.50
Class C — Offering price per share (b)	9.62	14.45
Class R5 — Offering and redemption price per share	9.76	14.56
Select Class — Offering and redemption price per share	9.73	14.52
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.26	$15.06

Cost of investments in non-affiliates	$33,063	$42,114
Cost of investments in affiliates	—	20,083
Cost of foreign currency	7	173

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   17

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$259
Dividend income from non-affiliates	1,708	49
Interest income from affiliates	1	1
Dividend income from affiliates (a)	4	35
Foreign taxes withheld	(135)	(2)
Total investment income	1,578	342

EXPENSES:
Investment advisory fees	295	132
Administration fees	35	23
Distribution fees:
Class A	10	31
Class C	9	1
Shareholder servicing fees:
Class A	10	31
Class C	3	— (b)
Class R5	10	— (b)
Select Class	19	23
Custodian and accounting fees	74	54
Professional fees	85	73
Trustees’ and Chief Compliance Officer’s fees	— (b)	— (b)
Printing and mailing costs	47	23
Registration and filing fees	39	97
Transfer agent fees	28	11
Other	8	8
Total expenses	672	507
Less amounts waived	(297)	(109)
Less expense reimbursements	(19)	(128)
Net expenses	356	270
Net investment income (loss)	1,222	72

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,965)	(178)
Futures	—	(194)
Foreign currency transactions	(11)	(402)
Net realized gain (loss)	(18,976)	(774)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	24,767	1,978
Futures	—	(218)
Foreign currency translations	(62)	(191)
Change in net unrealized appreciation (depreciation)	24,705	1,569
Net realized/unrealized gains (losses)	5,729	795
Change in net assets resulting from operations	$6,951	$867

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,222	$880	$72	$100
Net realized gain (loss)	(18,976)	(10,014)	(774)	(290)
Change in net unrealized appreciation (depreciation)	24,705	(20,638)	1,569	(504)
Change in net assets resulting from operations	6,951	(29,772)	867	(694)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(448)	(5)	(1)
Class C
From net investment income	(1)	(564)	(4)	— (a)
Class R5
From net investment income	(158)	(608)	(3)	(1)
Select Class
From net investment income	(24)	(590)	(275)	(36)
Total distributions to shareholders	(185)	(2,210)	(287)	(38)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,591)	32,817	56,165	5,038

NET ASSETS:
Change in net assets	1,175	835	56,745	4,306
Beginning of period	39,158	38,323	9,586	5,280
End of period	$40,333	$39,158	$66,331	$9,586
Accumulated undistributed (distributions in excess of) net investment income	$1,968	$55	$133	$198

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED  (continued)

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009		Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,630	$5,535	$58,606		$—
Dividends and distributions reinvested	1	257	5		1
Cost of shares redeemed	(4,594)	(6,402)	(2,765)		—
Redemption fees	— (a)	1	—		—
Change in net assets from Class A capital transactions	$1,037	$(609)	$55,846		$1
Class C
Proceeds from shares issued	$154	$8,628	$38		$—
Dividends and distributions reinvested	— (a)	230	4		—	(a)
Cost of shares redeemed	(4,014)	(8,815)	—	(a)	—
Redemption fees	— (a)	2	—		—
Change in net assets from Class C capital transactions	$(3,860)	$45	$42		$—	(a)
Class R5
Proceeds from shares issued	$5,009	$32,204	$—		$—
Dividends and distributions reinvested	158	608	3		1
Cost of shares redeemed	(8,348)	(2,315)	—	(a)	—
Redemption fees	2	3	—		—
Change in net assets from Class R5 capital transactions	$(3,179)	$30,500	$3		$1
Select Class
Proceeds from shares issued	$3,992	$8,271	$1		$5,000
Dividends and distributions reinvested	9	284	275		36
Cost of shares redeemed	(3,591)	(5,675)	(2)		—
Redemption fees	1	1	—		—
Change in net assets from Select Class capital transactions	$411	$2,881	$274		$5,036

Total change in net assets from capital transactions	$(5,591)	$32,817	$56,165		$5,038

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

	International Realty Fund		Strategic Preservation Fund
	Year Ended 10/31/2009	Year Ended 10/31/2008	Year Ended 10/31/2009		Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	734	454	4,069		—
Reinvested	— (a)	19	1		—	(a)
Redeemed	(666)	(516)	(191)		—
Change in Class A Shares	68	(43)	3,879		—	(a)
Class C
Issued	19	665	3		—
Reinvested	— (a)	17	—	(a)	—	(a)
Redeemed	(554)	(767)	—		—
Change in Class C Shares	(535)	(85)	3		—	(a)
Class R5
Issued	649	2,783	—		—
Reinvested	22	45	—	(a)	—	(a)
Redeemed	(1,106)	(277)	—		—
Change in Class R5 Shares	(435)	2,551	—	(a)	—	(a)
Select Class
Issued	596	627	—	(a)	336
Reinvested	1	21	19		2
Redeemed	(440)	(424)	—	(a)	—
Change in Select Class Shares	157	224	19		338

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Year Ended October 31, 2009	$8.00	$0.26	(e)	$1.46	$1.72	$— (f)	$—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Class R5
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

Select Class
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.72	21.55%	$5,539	1.40%		3.35%	2.35%	129%
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Strategic Preservation Fund
Class A
Year Ended October 31, 2009	$14.25	$0.03	(e)	$0.60	$0.63	$(0.38)
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)
March 30, 2007 (f) through October 31, 2007	15.00	0.17		0.65	0.82	—

Class C
Year Ended October 31, 2009	14.19	(0.04	)(e)	0.61	0.57	(0.31)
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)
March 30, 2007 (f) through October 31, 2007	15.00	0.13		0.64	0.77	—

Class R5
Year Ended October 31, 2009	14.31	0.09	(e)	0.61	0.70	(0.45)
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)
March 30, 2007 (f) through October 31, 2007	15.00	0.21		0.65	0.86	—

Select Class
Year Ended October 31, 2009	14.28	0.07	(e)	0.60	0.67	(0.43)
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)
March 30, 2007 (f) through October 31, 2007	15.00	0.19		0.65	0.84	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of offering of class of shares.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.50	4.52%	$56,450	1.32%	0.23%	2.10%		47%
14.25	(9.40)	191	1.35	1.50	3.91		89
15.82	5.47	211	1.35	1.94	7.39	(g)	34

14.45	4.05	235	1.84	(0.30)	3.28		47
14.19	(9.83)	190	1.85	1.00	4.41		89
15.77	5.13	210	1.85	1.44	7.89	(g)	34

14.56	5.00	101	0.89	0.66	2.35		47
14.31	(8.95)	96	0.90	1.95	3.46		89
15.86	5.73	106	0.90	2.39	6.94	(g)	34

14.52	4.80	9,545	1.09	0.46	2.55		47
14.28	(9.16)	9,109	1.10	1.76	3.61		89
15.84	5.60	4,753	1.10	2.19	7.14	(g)	34

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective May 1, 2009, Strategic Preservation Fund was publicly offered for investment.

Effective May 1, 2009, Strategic Preservation Fund changed from diversified to non-diversified.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

26   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,393	$—	$7,393
Belgium	—	587	—	587
Canada	989	—	—	989
Finland	—	424	—	424
France	—	4,324	—	4,324
Germany	—	607	—	607
Hong Kong	—	4,713	—	4,713
Japan	—	10,510	12	10,522
Netherlands	—	3,412	—	3,412
Norway	—	237	—	237
Singapore	—	1,784	—	1,784
Sweden	—	463	—	463
United Kingdom	—	3,918	—	3,918
Total Common Stocks	989	38,372	12	39,373
Total Investments in Securities	$989	$38,372	$12	$39,373

Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$147	$—	$—	$147

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(250)	$—	$—	$(250)

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$399	$—	$399
Bermuda	—	276	—	276
Canada	224	—	—	224
China	—	234	—	234
France	—	158	—	158
Hong Kong	—	218	—	218
Japan	—	260	—	260
Luxembourg	—	314	—	314
Singapore	—	115	—	115
South Korea	—	120	—	120
Switzerland	—	420	—	420
Taiwan	—	474	—	474
United Kingdom	—	761	—	761
United States	4,209	—	—	4,209
Total Common Stocks	4,433	3,749	—	8,182
Preferred Stocks
United States	—	990	—	990
Total Preferred Stocks	—	990	—	990
Debt Securities
Convertible Bonds
Cayman Islands	—	882	—	882
France	—	959	—	959
Germany	—	1,378	—	1,378
Luxembourg	—	37	—	37
Malaysia	—	211	—	211
Netherlands	—	636	—	636
Panama	—	312	—	312
Singapore	—	362	—	362
United Kingdom	—	522	—	522
United States	—	4,272	—	4,272
Foreign Government Securities	—	10,331	—	10,331
Supranational	—	1,012	—	1,012
U.S. Treasury Obligations	—	13,646	—	13,646
Short-Term Investment
Investment Company	20,083	—	—	20,083
Total Investments in Securities	$24,516	$39,299	$—	$63,815

Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$9	$—	$—	$9
Futures Contracts	100	—	—	100
Total Appreciation in Other Financial Instruments	$109	$—	$—	$109

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(145)	$—	$—	$(145)
Futures Contracts	(293)	—	—	(293)
Total Depreciation in Other Financial Instruments	$(438)	$—	$—	$(438)

*	Other financial instruments include futures, forward foreign currency exchange and swap contracts.

28   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Realty Fund

	Balance as of 10/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3		Balance as of 10/31/09
Investments in Securities
Common Stocks — Japan	$—	$—	$12	$—	$—	$—	(a)	$12
Total	$—	$—	$12	$—	$—	$—	(a)	$12

(a)	Security transferred in with a zero value.

Transfers into, or out of Level 3 are valued using values as of the day the security was transferred.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to approximately $5,000 for International Realty Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and the Statements of Changes in Net Assets.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2009 (amounts in thousands):

	Value	Percentage
International Realty Fund	$12	—	(a)%

(a)	Amount rounds to less than 0.1%.

C. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in value of a specified financial index over a predetermined time period. Upon into entering a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the differences between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in value of the futures contracts may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures contracts may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments are indicative of the volume of the Fund’s futures activities over the reporting period.

The Strategic Preservation Fund increased the volume of activity in futures contracts during the year ended October 31, 2009, with an average notional balance of approximately $13,602,000 during the year ended October 31, 2009 and an ending notional balance of approximately $38,776,000 as of October 31, 2009.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

D.  Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation under the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The values disclosed in the Schedules of Portfolio Investments are an indicator of the volume of foreign forward currency exchange contracts.

The International Realty Fund decreased the volume of activity in forward foreign currency exchange contracts during the year ended October 31, 2009, with an average settlement value balance of approximately $25,750,000 during the year ended October 31, 2009 and an ending settlement value balance of approximately $17,768,000 as of October 31, 2009.

The Strategic Preservation Fund increased the volume of activity in forward foreign currency exchange contracts during the year ended October 31, 2009, with an average settlement value balance of approximately $7,412,000 during the year ended October 31, 2009 and an ending settlement value balance of approximately $14,466,000 as of October 31, 2009.

E. Summary of Derivative Information

The following table presents the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2009

International Realty Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$147
Total		$147

Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(250)
Total		$(250)

Strategic Preservation Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$21	$—
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	9
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	79	—
Total		$100	$9

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(201)	$—
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(145)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(92)	—
Total		$(293)	$(145)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

30   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2009

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(28)	$(28)
Total	$(28)	$(28)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(60)	$(60)
Total	$(60)	$(60)

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$156	$—	$156
Foreign exchange contracts	—	(503)	(503)
Equity contracts	(350)	—	(350)
Total	$(194)	$(503)	$(697)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(221)	$—	$(221)
Foreign exchange contracts	—	(199)	(199)
Equity contracts	3	—	3
Total	$(218)	$(199)	$(417)

The Funds’ derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
International Realty Fund	$—	$876	$(876)
Strategic Preservation Fund	(341)	150	191

The reclassifications for the Funds relate primarily to foreign currency gains or losses, foreign futures contracts, passive foreign investment company (PFIC) gains or losses (International Realty Fund) and net operating loss-expired (Strategic Preservation Fund).

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds and are credited to paid in capital. Effective May 1, 2009, Strategic Preservation Fund no longer charges a redemption fee.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

International Realty Fund	0.90%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

32   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 were as follows (amounts in thousands):

International Realty Fund	$1
Strategic Preservation Fund	3

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate for International Realty Fund and Strategic Preservation Fund was 0.11% and 0.10%, respectively, of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
International Realty Fund	0.25%	0.75%
Strategic Preservation Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
International Realty Fund	$1	$	—(a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	1.40%	1.90%	0.95%	1.15%
Strategic Preservation Fund	1.35	1.85	0.90	1.10

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
International Realty Fund	$253	$28	$16	$297	$19
Strategic Preservation Fund	84	16	9	109	128

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
International Realty Fund	$41,605	$42,796	$—	$—
Strategic Preservation Fund	35,123	5,200	10,302	2,444

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Realty Fund	$42,661	$—	$(3,288)	$(3,288)
Strategic Preservation Fund	62,205	1,894	(284)	1,610

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals and mark to market of passive foreign investment company (International Realty Fund).

34   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
International Realty Fund	$185	$185
Strategic Preservation Fund	287	287

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
International Realty Fund	$2,210	$2,210
Strategic Preservation Fund	38	38

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Realty Fund	$3,531	$(24,167)	$(3,284)
Strategic Preservation Fund	—	(1,082)	1,560

For the Funds, the cumulative timing differences primarily consist of straddle loss deferrals (Strategic Preservation Fund), mark to market of forward foreign currency contracts, mark to market of futures contracts (Strategic Preservation Fund), mark to market of passive foreign investment companies (International Realty Fund) and wash sale loss deferrals (International Realty Fund).

As of October 31, 2009, the following Funds had net capital gain loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	Total
International Realty Fund	$1,161	$9,106	$13,900	$24,167
Strategic Preservation Fund	4	322	756	1,082

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The JPMorgan SmartRetirement Funds , which are affiliated funds of funds, own, in the aggregate 62.7% of the net assets of the International Realty Fund. Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2009, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2009, the International Realty Fund invested approximately 26.7% of its total investments in issuers in Japan.

As of October 31, 2009, the International Realty Fund invested approximately 38.9% and 32.2% of its total investments in the Diversified and Real Estate Management & Development industries, respectively.

As of October 31, 2009, the Strategic Preservation Fund invested approximately 21.4% of its total investments in U.S. Treasury Obligations.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

36   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   37

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

38   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   39

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

40   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1,2009 to October 31, 2009*	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$1,390.60	$8.44	1.40%
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,388.20	11.38	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class R5
Actual	1,000.00	1,394.30	5.73	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	1,392.00	6.93	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   41

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1,2009 to October 31, 2009*	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual	$1,000.00	$1,023.30	$6.73	1.32%
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	1,021.90	9.33	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class R5
Actual	1,000.00	1,026.80	4.55	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Select Class
Actual	1,000.00	1,025.40	5.56	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the International Realty Fund and Strategic Preservation Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the International Realty Fund’s performance was in the first quintile for Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

44   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

The Trustees noted that the Strategic Preservation Fund’s performance was in the first quintile for Class A and Select Class shares for the one-year period ended December 31, 2008, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the International Realty Fund’s net advisory fee for Class A and for Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Strategic Preservation Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   45

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Realty Fund	$184
Strategic Preservation Fund	47

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2009, the International Realty Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Foreign Source Income	Foreign Taxes Paid
International Realty Fund	$1,573	$100

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholders will receive more detailed information along with 2009 Form 1099-DIV.

Treasury Income

The Strategic Preservation Fund earned 31% of its income from direct U.S. Treasury Obligations for the fiscal year ended October 31, 2009.

46   J.P. MORGAN SPECIALTY FUNDS        OCTOBER 31, 2009

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

OCTOBER 31, 2009        J.P. MORGAN SPECIALTY FUNDS   47

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. October 2009.	AN-SPEC2-1009

J.P. Morgan Funds

Annual Report
October 31, 2009
JPMorgan Emerging Economies Fund
JPMorgan Global Focus Fund

J.P. Morgan Funds
Annual Report
October 31, 2009

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

November 18, 2009

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Quote

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months

1

ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Emerging Economies Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	February 28, 2008
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$5,469
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Index

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Emerging Economies Fund, which seeks long-term capital growth,* returned 52.93%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 64.63% return for the MSCI Emerging Markets Index (the “Index”) for the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark for the period. While emerging market equities generated very strong results, they also experienced periods of extreme volatility during the fiscal year. As the reporting period began in November 2008, emerging market equities, as measured by the Index were in the midst of a severe decline. This was triggered by the ongoing turmoil in the financial markets, frozen credit conditions and a rapidly weakening global economy. Collectively, this created an extreme flight to quality as investors flocked to safer investments and sold assets that were viewed as being risky.

Emerging market equities then staged an impressive rally beginning in March 2009. It appeared that risk aversion was gradually replaced by increased risk appetites, as investor sentiment regarding the global economy improved. Within the emerging markets, it appeared that many countries would escape the worst of the economic fallout from the financial crisis in the U.S. In fact, while China and India did see their economies weaken, they avoided falling into a recession. As the reporting period progressed, demand for emerging market equities remained solid as many emerging market economies started to rebound, aided by various governments’ economic stimulus programs. In addition, there were signs that a number of developed country economies were bottoming.

The Fund’s country allocations are a bi-product of its bottom-up stock selection process. During the reporting period, underweight exposures to China and India detracted from performance, as did an overweight in Brazil. In contrast, overweights to Turkey, Taiwan and Egypt positively contributed to results.

From a stock perspective, the Fund’s underweight exposure to Petroleo Brasileiro S.A., a Brazilian energy company, detracted from performance. The company’s shares moved sharply higher as it was a strong beneficiary from the rebound in commodity prices during the fiscal year. An overweight to LG Telecom, a South Korean telecommunications and mobile phone operator, also detracted from the Fund’s performance. The company underperformed the benchmark as investors favored lower quality, more cyclical companies following the market’s March 2009 trough. Another Fund holding that performed poorly was its position in Arabtec Holding Co., a building supply manufacturing business headquartered in Dubai. Its volume of new business orders suffered when the price of oil declined. In addition, Arabtec experienced cash flow issues as contractors were slow to pay their bills.

Fund holdings that contributed to performance included Turk Hava Yollari, a Turkish airline that was attractively valued relative to its peers. The company generated strong results as it continued to experience impressive growth and generate strong cash flows. Weichai Power Co., Ltd., a Chinese power company, was another significant contributor for the Fund. It benefitted from increased infrastructure spending in China. Elsewhere, the Fund was rewarded for owning KGHM Polska Miedz S.A., a copper mining company in Poland. It benefitted from strong global demand for copper. In addition, the company’s expenses are in the Polish zloty, yet its revenues are in U.S. dollars. The combination of a weakening zloty and rising copper prices in U.S. dollar terms further enhanced the company’s results.

Q: HOW WAS THE FUND MANAGED?

A: The Fund was managed using a structured, diversified strategy in which portfolio construction was focused on the highest-conviction ideas, which are found at the stock level. The Fund held approximately 100 of the most attractive investment opportunities identified by our proprietary multi-factor model, which was used to quantitatively rank securities in the Fund’s

3

JPMorgan Emerging Economies Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

investment universe. The portfolio construction process takes into account country and sector weights and the position size of individual holdings.

Based on the valuation screens used by the Fund, it had overweight exposures in the information technology and industrials sectors at the end of the reporting period and underweight positions in financials and materials. From a country perspective, the Fund had overweights in Turkey and Thailand, as they appeared to be attractively valued, and underweights in Malaysia and Israel.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

Petroleo Brasileiro S.A., ADR (Brazil)	5.2%
Samsung Electronics Co., Ltd. (South Korea)	3.3
Bank of China Ltd., Class H (China)	2.2
CNOOC Ltd. (Hong Kong)	1.9
Vale S.A. (Brazil)	1.9
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.8
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	1.6
Cia de Bebidas das Americas, ADR (Brazil)	1.6
Gazpromneft OAO (Russia)	1.4
China Gas Holdings Ltd. (Hong Kong)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	17.5%
South Korea	12.6
China	12.1
Taiwan	11.9
Russia	8.5
India	7.3
Hong Kong	6.6
Thailand	5.8
Turkey	5.6
South Africa	5.0
Mexico	3.3
Indonesia	2.0
Poland	1.2
Others (each less than 1.0%)	0.6

* The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

** The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

*** Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

4

EMERGING ECONOMIES FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	2/28/08
Without Sales Charge		52.59%	(17.39%)
With Sales Charge*		44.49	(20.00)
CLASS C SHARES	2/28/08
Without CDSC		51.98	(17.79)
With CDSC**		50.98	(17.79)
CLASS R5 SHARES	2/28/08	53.31	(17.02)
SELECT CLASS SHARES	2/28/08	52.93	(17.21)

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Global Focus Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$2,432
Primary Benchmark	Morgan Stanley Capital International (MSCI) World Index

Q: HOW DID THE FUND PERFORM?

A:The JPMorgan Global Focus Fund, which seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets,* returned 43.67%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 18.42% return for the MSCI World Index (the “Index”) for the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund outperformed its benchmark during the reporting period. While the global equity markets generated solid results during the fiscal year, they also experienced periods of heightened volatility. As the reporting period began in November 2008, global stocks had just posted their fifth consecutive monthly decline. This was due to the ongoing turmoil in the financial markets, the rapidly weakening global economy, market illiquidity, falling corporate profits and heightened risk aversion. Stock prices weakened further early in the period, as the Index fell during three of the first four months through February 2009.

The global stock markets then started to rally in March and the Index rose during six of the last eight months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and some positive earnings surprises. In addition, as the reporting period progressed, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Three stocks that were not in the benchmark were among the largest contributors to the Fund’s performance during the reporting period. InterOil Corp., an oil company that is developing a number of projects in Papua New Guinea, was a very strong performer for the Fund. Its stock rose sharply as a number of its energy-related projects started to come to fruition and its revenue stream increased. Also enhancing the Fund’s results during the period was China Shenhua Energy Co., Ltd., China’s largest coal producer. Demand for coal, which is a primary source of electricity in China, remained strong as China’s economy continued to expand. Lanxess AG, a German chemical company, also benefited the Fund’s results. This cyclical company’s stock moved higher in anticipation of an economic recovery.

At the individual stock level, not owning Apple Inc. was a large detractor from the Fund’s performance. Despite the weak global economy, its shares moved sharply higher given continued solid demand for the iPhone and iPod. Another detractor was the Japanese electronic gaming company, Nintendo Co., Ltd. The holding hurt performance due to concerns about its revenues given the weak economy and fears of moderating sales for its Wii gaming console. There were also fears regarding future revenues generated by its handheld products, such as the Gameboy, given the increased ability to download games to devices such as the iPhone. Japan Tobacco Inc. also detracted from performance. The company’s shares fell sharply given concerns about declining sales in Japan, coupled with the possibility that the Japanese government would increase cigarette taxes and ban smoking in some areas. While the company has continued to expand overseas in countries such as Russia and in Europe, it was not enough to overcome the negatives associated with its troubles in Japan.

Q: HOW WAS THE FUND MANAGED?

A: Fundamental research is the cornerstone of the Fund. It is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts aimed to identify “focus” stocks in each sector. We defined focus stocks as those with strong valuation signals, significant profit growth potential and an identifiable catalyst to unlock that potential. The Fund was constructed on a bottom-up basis, investing in the most attractive “focus” names globally.

7

JPMorgan Global Focus Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	InterOil Corp. (Australia)	3.1%
2.	Rhodia S.A. (France)	2.9
3.	Lanxess AG (Germany)	2.5
4.	Roche Holding AG (Switzerland)	2.5
5.	Zurich Financial Services AG (Switzerland)	2.4
6.	McDonald’s Corp.	2.3
7.	Imperial Tobacco Group plc (United Kingdom)	2.3
8.	Banco Santander S.A. (Spain)	2.3
9.	Google, Inc.	2.1
10.	Hewlett-Packard Co.	2.1

PORTFOLIO COMPOSITION BY COUNTRY***

United States	26.8%
United Kingdom	13.5
Japan	7.8
Switzerland	7.3
France	7.0
Netherlands	5.9
Germany	5.6
Australia	4.0
Belgium	2.6
Spain	2.3
Austria	2.2
Norway	2.0
Hong Kong	1.6
Greece	1.5
Italy	1.5
Finland	1.4
China	1.3
Taiwan	1.1
South Africa	1.0
Others (each less than 1.0%)	3.6

* The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

** The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

*** Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

8

GLOBAL FOCUS FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	3/30/07
Without Sales Charge		43.34%	(7.96%)
With Sales Charge*		35.74	(9.86)

CLASS C SHARES	3/30/07
Without CDSC		42.63	(8.41)
With CDSC**		41.63	(8.41)
CLASS R5 SHARES	3/30/07	44.06	(7.53)
SELECT CLASS SHARES	3/30/07	43.67	(7.73)

*Sales Charge for Class A Shares is 5.25%.
**Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

9

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Common Stocks — 86.5%
		Brazil — 12.2%
4		Banco do Brasil S.A. (m)	68
2		Centrais Eletricas Brasileiras S.A. (m)	32
1		Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	40
3		Empresa Brasileira de Aeronautica S.A., ADR (a) (m)	53
3		Itau Unibanco Banco Multiplo S.A., ADR (m)	58
6		Petroleo Brasileiro S.A., ADR (m)	277
2		Tele Norte Leste Participacoes S.A., ADR (m)	41
4		Vale S.A., ADR (m)	99

			668

		China — 11.8%
198		Bank of China Ltd., Class H (m)	115
54		Bank of Communications Co., Ltd., Class H (m)	65
7		China Life Insurance Co., Ltd., Class H (m)	32
20		China Merchants Bank Co., Ltd., Class H (m)	51
7		China Mobile Ltd. (m)	61
54		Dongfeng Motor Group Co., Ltd., Class H (m)	64
59		Great Wall Motor Co., Ltd., Class H (m)	66
2		PetroChina Co., Ltd., Class H (m)	3
1		Ping An Insurance Group Co. of China Ltd., Class H (m)	4
11		Weichai Power Co., Ltd., Class H (m)	72
40		Yanzhou Coal Mining Co., Ltd., Class H (m)	62
58		Zhejiang Expressway Co., Ltd., Class H (m)	49

			644

		Hong Kong — 6.5%
72		China Agri-Industries Holdings Ltd. (m)	69
184		China Gas Holdings Ltd. (m)	74
92		China Pharmaceutical Group Ltd. (m)	52
68		CNOOC Ltd. (m)	102
12		Shanghai Industrial Holdings Ltd. (m)	56

			353

		India — 1.2%
4		Sterlite Industries India Ltd., ADR (m)	68

		Indonesia — 1.9%
11		Astra International Tbk PT (m)	35
70		Bank Negara Indonesia Persero Tbk PT (m)	13
78		Bank Rakyat Indonesia (m)	57

			105

		Israel — 0.6%
1		Teva Pharmaceutical Industries Ltd., ADR (m)	35

		Mexico — 3.2%
1		America Movil S.A.B. de C.V., Series L, ADR (m)	30
1		Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	59
43		Grupo Mexico S.A.B. de C.V., Class B (a) (m)	86

			175

		Poland — 1.2%
2		KGHM Polska Miedz S.A. (m)	65

		Russia — 8.3%
2		Gazprom OAO, ADR (m)	49
3		Gazpromneft OAO, ADR (m)	74
7		Magnitogorsk Iron & Steel Works, GDR (a) (m)	70
18		Sberbank of Russian Federation (m)	39
7		Severstal, GDR (m)	47
7		Surgutneftegaz, ADR (m)	66
2		Tatneft, ADR (m)	43
31		VolgaTelecom (m)	63

			451

		South Africa — 4.9%
4		ABSA Group Ltd. (m)	58
9		African Bank Investments Ltd. (m)	36
3		Imperial Holdings Ltd. (m)	32
1		MTN Group Ltd. (m)	9
13		Sanlam Ltd. (m)	35
7		Shoprite Holdings Ltd. (m)	57
3		Standard Bank Group Ltd. (m)	39

			266

		South Korea — 12.2%
2		Daegu Bank (m)	29
1		Dongbu Insurance Co., Ltd. (m)	33
–	(h)	Hanwha Corp. (m)	—	(h)
–	(h)	Hyundai Heavy Industries (m)	33
–	(h)	Korea Zinc Co., Ltd. (m)	63
1		LG Corp. (m)	57
2		LG Dacom Corp. (m)	35
4		LG Display Co., Ltd., ADR (m)	52
3		LIG Insurance Co., Ltd. (m)	61
3		People & Telecommunication, Inc. (m)	28
–	(h)	Samsung Electronics Co., Ltd. (m)	173
1		SK Holdings Co., Ltd. (m)	44
3		Youngone Holdings Co., Ltd. (m)	58

			666

		Taiwan — 11.5%
73		AcBel Polytech, Inc. (m)	50
6		AU Optronics Corp., ADR (m)	50
34		Compal Electronics, Inc. (m)	43
6		Compal Electronics, Inc., GDR (m)	37
1		Gemtek Technology Corp. (m)	2
48		Lite-On Technology Corp. (m)	63
5		MediaTek, Inc. (m)	70
30		Quanta Computer, Inc. (m)	57
7		Siliconware Precision Industries Co., ADR (m)	46
23		Star Travel Taiwan Co., Ltd. (a) (f)	12

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Taiwan — Continued
10	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	98
15	Tsann Kuen Enterprise Co., Ltd. (f) (m)	20
83	Vanguard International Semiconductor Corp. (m)	34
29	Wistron Corp. (m)	48

		630

	Thailand — 5.6%
19	Bangkok Bank PCL, NVDR (m)	64
87	Charoen Pokphand Foods PCL, NVDR (m)	25
103	CP ALL PCL, NVDR (m)	58
26	Kasikornbank PCL, NVDR (m)	60
14	PTT Exploration & Production PCL, NVDR (m)	59
18	Siam Commercial Bank PCL, NVDR (m)	41

		307

	Turkey — 5.4%
30	Anadolu Sigorta (m)	25
9	Aygaz AS (m)	32
5	Ford Otomotiv Sanayi AS (m)	33
23	Turk Hava Yollari (m)	64
15	Turk Telekomunikasyon AS (m)	45
8	Turkiye Halk Bankasi AS (m)	51
12	Turkiye Is Bankasi, Class C (m)	47

		297

	Total Common Stocks (Cost $3,887)	4,730

	Participation Notes — 5.8%
	India — 5.8%
3	ACC Ltd., expiring 05/29/12 (issued through UBS AG) (a) (m)	48
5	Bank of Baroda, expiring 05/04/12 (issued through UBS AG) (a) (m)	51
6	Bank of India, expiring 04/02/12 (issued through UBS AG) (a) (m)	44
3	Oil & Natural Gas Corp., Ltd., expiring 01/17/17 (issued through Deutsche Bank AG) (a) (m)	64
9	Polaris Software, expiring 09/04/12 (issued through UBS AG) (a) (m)	30
8	Sesa GOA Ltd., expiring 04/05/17 (issued through Deutsche Bank AG) (a) (m)	51
3	Tata Steel Ltd., expiring 01/24/17 (issued through Deutsche Bank AG) (a) (e) (m)	29

		317

	Taiwan — 0.0%
1	Quanta Computer, Inc., expiring 01/24/17 (issued through Deutsche Bank AG) (a) (e) (m)	2

	Total Participation Notes (Cost $224)	319

	Preferred Stocks — 4.7%
	Brazil — 4.7%
6	Brasil Telecom S.A. (m)	54
1	Cia de Bebidas das Americas, ADR (m)	86
2	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A. (m)	36
4	Investimentos Itau S.A. (m)	22
2	Vivo Participacoes S.A., ADR (a) (m)	60

	Total Preferred Stocks (Cost $212)	258

	Total Investments — 97.0% (Cost $4,323)	5,307
	Other Assets in Excess of Liabilities — 3.0%	162

	NET ASSETS — 100.0%	$5,469

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in thousands)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Commercial Banks	18.3%
Oil, Gas & Consumable Fuels	15.0
Metals & Mining	10.9
Semiconductors & Semiconductor Equipment	7.9
Diversified Telecommunication Services	5.0
Computers & Peripherals	4.7
Automobiles	3.8
Insurance	3.6
Wireless Telecommunication Services	3.0
Industrial Conglomerates	3.0
Food & Staples Retailing	2.2
Transportation Infrastructure	2.0
Gas Utilities	2.0
Machinery	2.0
Electronic Equipment, Instruments &Components	1.9
Food Products	1.8
Pharmaceuticals	1.6
Beverages	1.6
Electric Utilities	1.3
Airlines	1.2
Textiles, Apparel & Luxury Goods	1.1
Aerospace & Defense	1.0
Others (each less than 1.0%)	5.1

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Common Stocks — 97.7%
		Australia — 3.9%
2		InterOil Corp. (a) (m)	73
2		Santos Ltd. (m)	22

			95

		Austria — 2.2%
1		Intercell AG (a) (m)	32
–	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	21

			53

		Belgium — 2.6%
1		Anheuser-Busch InBev N.V. (m)	36
1		KBC Groep N.V. (a) (m)	26

			62

		China — 1.3%
7		China Shenhua Energy Co., Ltd., Class H (m)	31

		Denmark — 0.6%
–	(h)	D/S Norden (m)	13

		Finland — 1.4%
1		Nokia OYJ (m)	16
1		Nokian Renkaat OYJ	18

			34

		France — 6.9%
–	(h)	Atos Origin S.A. (a) (m)	22
1		Renault S.A. (a) (m)	38
5		Rhodia S.A. (a) (m)	69
1		Sodexo (m)	38

			167

		Germany — 5.5%
–	(h)	Bayer AG (m)	29
–	(h)	Hamburger Hafen und Logistik AG	15
2		Lanxess AG (m)	60
–	(h)	Muenchener Rueckversicherungs AG (m)	29

			133

		Greece — 1.5%
4		Corinth Pipeworks S.A. (a) (m)	11
3		Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	26

			37

		Hong Kong — 1.6%
40		Huabao International Holdings Ltd. (m)	38

		India — 0.7%
1		Reliance Capital Ltd., ADR (a) (m)	18

		Indonesia — 0.7%
21		Telekomunikasi Indonesia Tbk PT (m)	18

		Italy — 1.5%
7		Snam Rete Gas S.p.A.	36

		Japan — 7.6%
–	(h)	Japan Tobacco, Inc. (m)	42
3		Kubota Corp. (m)	23
3		Mitsui & Co., Ltd. (m)	40
–	(h)	Nidec Corp. (m)	25
5		Nissan Motor Co., Ltd. (a) (m)	35
1		Suzuken Co., Ltd.	21

			186

		Malaysia — 0.8%
4		Kuala Lumpur Kepong Bhd (m)	19

		Netherlands — 5.7%
1		European Aeronautic Defence and Space Co., N.V. (m)	14
2		ING Groep N.V. CVA (a) (m)	23
2		Koninklijke Ahold N.V. (m)	31
2		Koninklijke KPN N.V. (m)	29
1		Unilever N.V. CVA (m)	37
3		Vimetco N.V., GDR (a) (m)	6

			140

		Norway — 1.9%
2		Orkla ASA (m)	19
17		Sevan Marine ASA (a) (m)	28

			47

		South Africa — 0.9%
6		African Bank Investments Ltd. (m)	23

		Spain — 2.2%
3		Banco Santander S.A. (m)	54

		Switzerland — 7.1%
–	(h)	ACE Ltd. (a) (m)	19
–	(h)	Roche Holding AG (m)	58
2		UBS AG (a) (m)	38
–	(h)	Zurich Financial Services AG (m)	58

			173

		Taiwan — 1.0%
7		HON HAI Precision Industry Co., Ltd. (m)	25

		United Arab Emirates — 0.7%
5		Lamprell plc (m)	16

		United Kingdom — 13.2%
1		BG Group plc (m)	24
4		Cable & Wireless plc	10
6		Cookson Group plc (a) (m)	33
1		Friends Provident Group plc (m)	2
7		GKN plc (a) (m)	12
2		Imperial Tobacco Group plc (m)	54
4		Intercontinental Hotels Group plc (m)	47
6		International Power plc (m)	24
2		Petropavlovsk plc (a) (m)	36

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		United Kingdom — Continued
1		Reckitt Benckiser Group plc (m)	38
19		Vodafone Group plc (m)	41

			321

		United States — 26.2%
1		Abbott Laboratories (m)	31
2		Bank of America Corp. (m)	25
–	(h)	Celgene Corp. (a) (m)	21
2		Cisco Systems, Inc. (a) (m)	40
2		Corning, Inc. (m)	23
–	(h)	Ecolab, Inc. (m)	15
–	(h)	Gilead Sciences, Inc. (a) (m)	20
–	(h)	Goldman Sachs Group, Inc. (The) (m)	30
–	(h)	Google, Inc., Class A (a) (m)	51
1		Hewlett-Packard Co. (m)	50
1		Johnson Controls, Inc. (m)	23
1		Juniper Networks, Inc. (a) (m)	20
1		McDonald’s Corp. (m)	54
1		Microsoft Corp. (m)	38
1		Morgan Stanley (m)	19
–	(h)	Nike, Inc., Class B (m)	20
–	(h)	PACCAR, Inc. (m)	11
1		QUALCOMM, Inc. (m)	25
1		Staples, Inc. (m)	25
1		SYSCO Corp. (m)	20
1		Time Warner, Inc. (m)	16
–	(h)	Union Pacific Corp. (m)	27
1		Walt Disney Co. (The) (m)	34

			638

		Total Investments — 97.7% (Cost $2,102)	2,377
		Other Assets in Excess of Liabilities — 2.3%	55

		NET ASSETS — 100.0%	$2,432

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Chemicals	7.6%
Oil, Gas & Consumable Fuels	6.4
Hotels, Restaurants & Leisure	5.9
Pharmaceuticals	5.0
Insurance	4.5
Communications Equipment	4.2
Tobacco	4.0
Diversified Financial Services	3.7
Capital Markets	3.6
Commercial Banks	3.4
Metals & Mining	3.3
Electronic Equipment, Instruments & Components	3.1
Biotechnology	3.1
Automobiles	3.0
Energy Equipment & Services	2.7
Diversified Telecommunication Services	2.4
Food Products	2.3
Auto Components	2.3
Industrial Conglomerates	2.2
Internet Software & Services	2.1
Food & Staples Retailing	2.1
Computers & Peripherals	2.1
Media	2.1
Wireless Telecommunication Services	1.7
Trading Companies & Distributors	1.7
Household Products	1.6
Software	1.6
Gas Utilities	1.5
Beverages	1.5
Machinery	1.4
Road & Rail	1.1
Specialty Retail	1.0
Independent Power Producers & Energy Traders	1.0
Others (each less than 1.0%)	4.8

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

79,046	AUD	12/09/09	$67	$71	$4

134,285	CAD	12/09/09	125	124	(1)

163,896	DKK	12/09/09	32	32	–	(h)

61,807	EUR	12/09/09	90	91	1

47,058	GBP	12/09/09	76	77	1

161,957	HKD	12/09/09	21	21	–	(h)

6,705,090	JPY	12/09/09	74	75	1

242,678	SEK	12/09/09	34	34	–	(h)

34,966	SGD	12/09/09	25	25	–	(h)

			$544	$550	$6

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

69,001	CHF	12/09/09	$66	$67	$(1)

82,274	DKK	12/09/09	16	16	–	(h)

293,109	EUR	12/09/09	428	431	(3)

100,746	GBP	12/09/09	166	165	1

238,871	HKD	12/09/09	31	31	–	(h)

253,931	JPY	12/09/09	3	3	–	(h)

156,824	NOK	12/09/09	28	28	–	(h)

138,955	ZAR	12/09/09	18	18	–	(h)

			$756	$759	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

16

J.P. Morgan Funds
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:
AS OF OCTOBER 31, 2009

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NVDR	—	Non Voting Depository Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
ZAR	—	South African Rand

(a)	Non-income producing security.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Value	Percentage

Emerging Economies Fund	$32	0.6%

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

	Value	Percentage

Emerging Economies Fund	$3,506	66.1%
Global Focus Fund	1,630	68.6

(h)	Amount rounds to less than one thousand (shares or dollars).

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009
(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Global Focus Fund

ASSETS:
Investments in non-affiliates, at value	$5,307		$2,377
Cash	170		68
Foreign currency, at value	36		6
Receivables:
Investment securities sold	28		135
Interest and dividends	14		1
Tax reclaims	—		2
Unrealized appreciation on forward foreign currency exchange contracts	—		8
Due from Advisor	7		11

Total Assets	5,562		2,608

LIABILITIES:
Payables:
Investment securities purchased	28		103
Unrealized depreciation on forward foreign currency exchange contracts	—		5
Accrued liabilities:
Shareholder servicing fees	1		1
Distribution fees	—	(a)	—	(a)
Custodian and accounting fees	10		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	54		53

Total Liabilities	93		176

Net Assets	$5,469		$2,432

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009
(Amounts in thousands, except per share amounts)

	Emerging Economies Fund	Global Focus Fund

NET ASSETS:
Paid in capital	$7,645	$3,113
Accumulated undistributed (distributions in excess of) net investment income	145	23
Accumulated net realized gains (losses)	(3,305)	(982)
Net unrealized appreciation (depreciation)	984	278

Total Net Assets	$5,469	$2,432

NET ASSETS:
Class A	$36	$161
Class C	36	159
Class R5	37	82
Select Class	5,360	2,030

Total	$5,469	$2,432

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3	14
Class C	3	14
Class R5	3	7
Select Class	512	175

Net Asset Value:
Class A - Redemption price per share	$10.47	$11.59
Class C - Offering price per share (b)	10.46	11.55
Class R5 - Offering and redemption price per share	10.48	11.61
Select Class - Offering and redemption price per share	10.48	11.60

Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.05	$12.23

Cost of investments in non-affiliates	$4,323	$2,102
Cost of foreign currency	36	6

(a) Amount rounds to less than $1,000.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009
(Amounts in thousands)

	Emerging Economies Fund		Global Focus Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$181		$47
Interest income from affiliates	—	(a)	— (a)
Foreign taxes withheld	(11)		(3)

Total investment income	170		44

EXPENSES:
Investment advisory fees	41		15
Administration fees	4		2
Distribution fees:
Class A	—	(a)	— (a)
Class C	—	(a)	1
Shareholder servicing fees:
Class A	—	(a)	— (a)
Class C	—	(a)	— (a)
Class R5	—	(a)	— (a)
Select Class	10		4
Custodian and accounting fees	18		46
Professional fees	104		74
Trustees’ and Chief Compliance Officer’s fees	—	(a)	— (a)
Printing and mailing costs	19		24
Registration and filing fees	2		5
Transfer agent fees	12		10
Other	10		7

Total expenses	220		188

Less amounts waived	(48)		(18)
Less expense reimbursements	(106)		(146)

Net expenses	66		24

Net investment income (loss)	104		20

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,047)		(231)
Futures	—		3
Foreign currency transactions	14		(10)

Net realized gain (loss)	(2,033)		(238)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,822		955
Futures	—		(4)
Foreign currency translations	1		6

Change in net unrealized appreciation (depreciation)	3,823		957

Net realized/unrealized gains (losses)	1,790		719

Change in net assets resulting from operations	$1,894		$739

(a) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Emerging Economies Fund		Global Focus Fund

	Year Ended 10/31/2009	Period Ended 10/31/2008(a)	Year Ended 10/31/2009	Year Ended 10/31/2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$104	$113	$20	$31
Net realized gain (loss)	(2,033)	(1,199)	(238)	(726)
Change in net unrealized appreciation (depreciation)	3,823	(2,839)	957	(928)

Change in net assets resulting from operations	1,894	(3,925)	739	(1,623)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(2)	— (b)
From net realized gains	—	—	—	(5)
Class C
From net investment income	(1)	—	(1)	—
From net realized gains	—	—	—	(5)
Class R5
From net investment income	(1)	—	(1)	(1)
From net realized gains	—	—	—	(2)
Select Class
From net investment income	(142)	—	(26)	(9)
From net realized gains	—	—	—	(62)

Total distributions to shareholders	(145)	—	(30)	(84)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	145	7,500	30	84

NET ASSETS:
Change in net assets	1,894	3,575	739	(1,623)
Beginning of period	3,575	—	1,693	3,316

End of period	$5,469	$3,575	$2,432	$1,693

Accumulated undistributed (distributions in excess of) net investment income	$145	$139	$23	$32

(a) Emerging Economies Fund commenced operations on February 28, 2008.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Emerging Economies Fund			Global Focus Fund

	Year Ended 10/31/2009		Period Ended 10/31/2008 (a)	Year Ended 10/31/2009		Year Ended 10/31/2008

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$50	$—		$—
Dividends and distributions reinvested	1		—	2		5

Change in net assets from Class A capital transactions	$1		$50	$2		$5

Class C
Proceeds from shares issued	$—		$50	$—		$—
Dividends and distributions reinvested	1		—	1		5

Change in net assets from Class C capital transactions	$1		$50	$1		$5

Class R5
Proceeds from shares issued	$—		$50	$—		$—
Dividends and distributions reinvested	1		—	1		3

Change in net assets from Class R5 capital transactions	$1		$50	$1		$3

Select Class
Proceeds from shares issued	$—		$7,350	$—		$—
Dividends and distributions reinvested	142		—	26		71

Change in net assets from Select Class capital transactions	$142		$7,350	$26		$71

Total change in net assets from capital transactions	$145		$7,500	$30		$84

SHARE TRANSACTIONS:
Class A
Issued	—		3	—		—
Reinvested	—	(b)	—	—	(b)	1

Change in Class A Shares	—	(b)	3	—	(b)	1

Class C
Issued	—		3	—		—
Reinvested	—	(b)	—	—	(b)	1

Change in Class C Shares	—	(b)	3	—	(b)	1

Class R5
Issued	—		3	—		—
Reinvested	—	(b)	—	—	(b)	—	(b)

Change in Class R5 Shares	—	(b)	3	—	(b)	—	(b)

Select Class
Issued	—		490	—		—
Reinvested	22		—	4		4

Change in Select Class Shares	22		490	4		4

(a) Emerging Economies Fund commenced operations on February 28, 2008.

(b) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets(a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

Emerging Economies Fund
Class A
Year Ended October 31, 2009	$7.14	$0.18	$3.42	$3.60	$(0.27)	$10.47	52.59%	$36	1.85%		2.27%	5.59%		141%
February 28, 2008 (e) through October 31, 2008	15.00	0.20	(8.06)	(7.86)	—	7.14	(52.40)	24	1.86	(f)	2.37	5.30	(g)	110
Class C
Year Ended October 31, 2009	7.11	0.14	3.43	3.57	(0.22)	10.46	51.98	36	2.35		1.77	6.08		141
February 28, 2008 (e) through October 31, 2008	15.00	0.16	(8.05)	(7.89)	—	7.11	(52.60)	24	2.36	(f)	1.86	5.81	(g)	110
Class R5
Year Ended October 31, 2009	7.16	0.22	3.41	3.63	(0.31)	10.48	53.31	37	1.40		2.72	5.13		141
February 28, 2008 (e) through October 31, 2008	15.00	0.24	(8.08)	(7.84)	—	7.16	(52.27)	24	1.41	(f)	2.82	4.86	(g)	110
Select Class
Year Ended October 31, 2009	7.15	0.20	3.42	3.62	(0.29)	10.48	53.07	5,360	1.60		2.52	5.33		141
February 28, 2008 (e) through October 31, 2008	15.00	0.23	(8.08)	(7.85)	—	7.15	(52.33)	3,503	1.61	(f)	2.62	5.05	(g)	110

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

(f) Includes interest expense of 0.01%.

(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data

		Investment operations			Distributions						Ratios to average net assets(a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

Global Focus Fund
Class A
Year Ended October 31, 2009	$8.22	$0.08	$3.42	$3.50	$(0.13)	$—	$(0.13)	$11.59	43.34%	$161	1.45%	0.87%	10.11%	119%
Year Ended October 31, 2008	16.56	0.12	(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	8.22	(49.02)	112	1.45	0.97	6.94	264
March 30, 2007(e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—	—	16.56	10.40	221	1.45	0.80	11.93	135
Class C
Year Ended October 31, 2009	8.17	0.04	3.41	3.45	(0.07)	—	(0.07)	11.55	42.63	159	1.95	0.37	10.61	119
Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)	(0.37)	8.17	(49.26)	112	1.95	0.47	7.44	264
March 30, 2007(e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—	—	16.51	10.07	220	1.95	0.30	12.43	135
Class R5
Year Ended October 31, 2009	8.25	0.12	3.42	3.54	(0.18)	—	(0.18)	11.61	44.06	82	1.00	1.32	9.65	119
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	8.25	(48.79)	57	1.00	1.42	6.48	264
March 30, 2007(e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—	16.60	10.67	111	1.00	1.25	11.48	135
Select Class
Year Ended October 31, 2009	8.24	0.10	3.41	3.51	(0.15)	—	(0.15)	11.60	43.67	2,030	1.20	1.12	9.86	119
Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	8.24	(48.86)	1,412	1.20	1.22	6.69	264
March 30, 2007(e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—	—	16.58	10.53	2,764	1.20	1.05	11.68	135

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	Diversified

The Emerging Economies Fund and Global Focus Fund commenced operations on February 28, 2008 and March 30, 2007, respectively. Currently, the Funds are not publicly offered for investment

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Economies Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Participation Notes
India	$—	$317	$—	$317
Taiwan	—	2	—	2

Total Participation Notes	—	319	—	319

Common Stocks
Brazil	668	—	—	668
China	—	644	—	644
Hong Kong	—	353	—	353
India	68	—	—	68

26

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Emerging Economies Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Common Stocks (continued)
Indonesia	—	105	—	105
Israel	35	—	—	35
Mexico	175	—	—	175
Poland	—	65	—	65
Russia	—	451	—	451
South Africa	—	266	—	266
South Korea	52	614	—	666
Taiwan	—	598	32	630
Thailand	—	307	—	307
Turkey	—	297	—	297

Total Common Stocks	998	3,700	32	4,730

Preferred Stocks
Brazil	258	—	—	258

Total Preferred Stocks	258	—	—	258

Total Investments in Securities	$1,256	$4,019	$32	$5,307

Global Focus Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Common Stocks
Australia	73	22	—	95
Austria	—	53	—	53
Belgium	—	62	—	62
China	—	31	—	31
Denmark	—	13	—	13
Finland	—	34	—	34
France	—	167	—	167
Germany	—	133	—	133
Greece	—	37	—	37
Hong Kong	—	38	—	38
India	—	18	—	18
Indonesia	—	18	—	18
Italy	—	36	—	36
Japan	—	186	—	186
Malaysia	—	19	—	19
Netherlands	—	140	—	140
Norway	—	47	—	47
South Africa	—	23	—	23
Spain	—	54	—	54
Switzerland	19	154	—	173
Taiwan	—	25	—	25
United Arab Emirates	—	16	—	16
United Kingdom	—	321	—	321
United States	638	—	—	638

Total Common Stocks	730	1,647	—	2,377

Total Investments in Securities	$730	$1,647	$—	$2,377

27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Global Focus Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$8	$—	$—	$8

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(5)	$—	$—	$(5)

* Other financial instruments include futures, forward foreign currency exchange and swap contracts.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09

Emerging Economies Fund
Investments in Securities

Common Stocks -Consumer Discretionary	$—	$—	$—	(a)	$—	$—	$32	$32

Total	$—	$—	$—	(a)	$—	$—	$32	$32

(a) Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued using values as of the day the security was transferred.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2009, which were valued using significant unobservable inputs (Level 3) for Emerging Economies Fund amounted to approximately $(12,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

28

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

C. Futures Contracts — The Global Focus Fund uses index futures contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Global Focus Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Global Focus Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures contracts may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Global Focus Fund held futures through April 30, 2009, with an average notional balance of approximately $57,000 during that period. At October 31, 2009, the Global Focus Fund no longer holds positions in these investments.

D. Forward Foreign Currency Exchange Contracts — The Global Focus Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the values of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The values disclosed in the accompanying Schedules of Portfolio Investments are indicative of the volume of forward foreign currency exchange contract activity.

29

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

E. Summary of Derivative Information— The following table presents the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2009

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts

Foreign exchange	Receivables, Net Assets –
contracts	Unrealized Appreciation	$8

Total		$8

Liabilities:

Foreign exchange	Payables, Net Assets – Unrealized
contracts	Depreciation	$(5)

Total		$(5)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009
Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total

Foreign exchange contracts	$—	$(13)	$(13)
Equity contracts	3	—	3

Total	$3	$(13)	$(10)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total

Foreign exchange contracts	$—	$6	$6
Equity contracts	(4)	—	(4)

Total	$(4)	$6	$2

The Global Focus Fund’s derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

30

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net

31

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

Emerging Economies Fund	$—	$47	$(47)
Global Focus Fund	—	1	(1)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and passive foreign investment company gains and losses.

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Global Focus Fund	0.80

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

For the year ended October 31, 2009, the Funds did not invest in any money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds other than JPMorgan International

32

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class

Emerging Economies Fund	0.25%	0.25%	0.05%	0.25%
Global Focus Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

33

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class

Emerging Economies Fund	1.85%	2.35%	1.40%	1.60%
Global Focus Fund	1.45	1.95	1.00	1.20

The contractual expense limitation agreements were in effect for the year ended October 31, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the year ended October 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers

	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

Emerging Economies Fund	$41	$4	$3	$48	$106
Global Focus Fund	15	2	1	18	146

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

34

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Emerging Economies
Fund	$5,791	$5,848

Global Focus Fund	2,276	2,254

During the year ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Economies Fund	$4,362	$1,105	$160	$945
Global Focus Fund	2,125	397	145	252

For all the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals and mark to market on passive foreign investment companies (Emerging Economies Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:

	Ordinary Income	Total Distributions Paid

Emerging Economies Fund	$145	$145
Global Focus Fund	30	30

35

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:

	Ordinary Income	Total Distributions Paid

Global Focus Fund	$84	$84

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

Emerging Economies Fund	$150	$(3,271)	$945
Global Focus Fund	25	(959)	252

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, passive foreign investment companies (Emerging Economies Fund) and mark to market of forward foreign currency contracts (Global Focus Fund).

As of October 31, 2009, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	Total

Emerging Economies Fund	$1,225	$2,046	$3,271
Global Focus Fund	695	264	959

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest

36

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor. Once the Funds’ shares are sold to the public, the Funds’ investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Emerging Economies Fund’s relatively large investment in companies domiciled in emerging markets countries may be subject to potential higher risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of October 31, 2009, substantially all of Emerging Economies Fund’s net assets and a majority of Global Focus Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2009, Global Focus Fund invested approximately 26.8% of its total investments in the United States.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Economies Fund and JPMorgan Global Focus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund and JPMorgan Global Focus Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

38

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

39

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

40

O F F I C E R S
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005) Paul L. Gulinello (1950), AML Compliance Officer (2005)

Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.
* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

41

SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annual Expense Ratio

Emerging Economies Fund
Class A
Actual	$1,000.00	$1,411.10	$11.24	1.85%
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,407.80	14.26	2.35
Hypothetical	1,000.00	1,013.36	11.93	2.35
Class R5
Actual	1,000.00	1,414.30	8.52	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	1,411.10	9.72	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60

42

SCHEDULE OF SHAREHOLDER EXPENSES
(continued)
Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annual Expense Ratio

Global Focus Fund
Class A
Actual	$1,000.00	$1,349.20	$8.59	1.45%
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,346.20	11.53	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Class R5
Actual	1,000.00	1,353.10	5.93	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,352.00	7.11	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund and Global Focus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Emerging Economies Fund since its inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Focus Fund’s performance was in the fifth quintile for Class A shares and Select Class shares for the one-year period ended December 31, 2008, and that the independent consultant indicated that the overall performance needs enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

46

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Trustees noted that the Global Focus Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

47

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2009:

Dividends Received Deduction

Emerging Economies Fund	16.49%
Global Focus Fund	40.14

48

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Annual Report
October 31, 2009
JPMorgan Income Builder Fund

J.P. Morgan Funds
Annual Report
October 31, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

November 18, 2009

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Quote

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months

1

ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Income Builder Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2009
(In Thousands)	$19,561
Primary Benchmark	S&P 500 Index

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan Income Builder Fund, which seeks to maximize income while maintaining prospects for capital appreciation,* returned 29.92%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 9.80% return for the S&P 500 Index for the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund outperformed its benchmark for the period. When the reporting period began in November 2008, the equity and fixed income markets were challenged, given the ongoing repercussions from the September bankruptcy of Lehman Brothers. These included forced selling by leveraged investors into illiquid markets, poorly performing credit markets and deteriorating global economic conditions. Collectively, this led to an extreme “flight to quality,” as investors flocked to the safety of short-term government bonds and sold both stocks and bonds that were perceived to be risky.

While the economy remained weak, the environment began to improve late in the first quarter of 2009, as the government’s aggressive actions to stabilize the financial system seemed to be taking hold. In addition, as the reporting period progressed, there were signs that the economy was bottoming. Against this backdrop, investor confidence improved, it appeared that risk aversion abated and demand for riskier assets substantially increased.

The Fund’s asset allocation strategy helped it to significantly outperform its benchmark during the fiscal year. More specifically, the Fund had a larger allocation to fixed income securities compared to equity securities. The benchmark is comprised solely of equity securities. Within the fixed income market, the Fund’s high yield (i.e. junk bond) exposure was the largest contributor to performance. Following their record wide spreads in 2008, this sector produced strong returns during the reporting period and the Fund was well positioned to capitalize on this reversal of fortune. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase, relative to comparable-duration U.S. Treasuries. Also meaningfully contributing to performance was the Fund’s allocation to emerging market debt and real estate investment trusts (REITs), as they both generated outstanding results.

While the Fund’s high yield bond exposure was a positive for its relative performance, the results in this sector would have been even better if the Fund did not have a higher quality bias. Given concerns regarding the economy and the possibility of sharply rising high yield defaults, the Fund emphasized upper tier high yield securities. However, this wasn’t rewarded as lower tier, more speculative high yield bonds outperformed their upper tier counterparts.

Q: HOW WAS THE FUND MANAGED?

A: The Fund held U.S. high-yield bonds, global stocks and global convertible bonds that could potentially pay high dividends, REITs, high-quality U.S. bonds and emerging market debt. The Fund invested in securities in developing markets that the portfolio management team believed might enhance yield and capital appreciation.

A number of adjustments were made to the Fund’s portfolio during the reporting period. For example, we initiated a position in global convertible bonds, as we believed they offered attractive yields and the potential for capital appreciation. We also increased the Fund’s weighting to REIT preferred stocks in the first quarter of 2009, as we found their valuations to be compelling and economic data started to become less negative. In the high yield sector, we increased the Fund’s exposure through the first quarter of 2009 and, as the reporting period progressed, pared this weighting to capture profits. Within the equity market, we reduced the Fund’s exposure to consumer cyclical and industrial names that tend to be closely tied to the economy. The proceeds were then used to purchase more defensive stocks that we felt offered both attractive yields and the potential for capital appreciation in an improving economy (i.e. names in the healthcare and technology sectors). The Fund used futures during the reporting period to implement our tactical views on the market. In particular, we used futures to increase the Fund’s equity exposure from time to time.

3

JPMorgan Income Builder Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

	TOP TEN HOLDINGS OF THE PORTFOLIO***		PORTFOLIO COMPOSITION BY COUNTRY***

1.	Republic of Venezuela (Venezuela), 7.000%, 3/31/38,	1.2%	United States	67.2%

2.	Republic of Argentina (Argentina), VAR, 8.280%, 12/31/33	1.1	United Kingdom	4.4

3.	Royal Dutch Shell plc (Netherlands) (Common Stock)	0.9	France	2.8

4.	Pfizer, Inc. (Common Stock)	0.9	Netherlands	2.7

5.	Altria Group, Inc. (Common Stock)	0.9	Australia	1.6

6.	Calpine Corp., 1st Priority Lien Term Loan, 3.165%, 3/29/14	0.9	Brazil	1.6

7.	Unilever NV (Netherlands) (Common Stock)	0.8	Germany	1.3

8.	Liberty Mutual Group, Inc., VAR, 10.750%, 6/15/58	0.8	Venezuela	1.3

9.	Muenchener Rueckversicherungs AG (Germany) (Common Stock)	0.8	Switzerland	1.2

10.	Bristol-Myers Squibb Co. (Common Stock)	0.8	Japan	1.1
			Mexico	1.1
			China	1.1
			Argentina	1.0
			Hong Kong	1.0
			Finland	1.0
			Others (each less than 1.0%)	9.6

* The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

** The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

*** Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

4

INCOME BUILDER FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	5/31/07
Without Sales Charge		29.62%	(1.20	) %
With Sales Charge*		23.70	(3.06)

CLASS C SHARES	5/31/07
Without CDSC		29.00	(1.68)
With CDSC**		28.00	(1.68)

SELECT CLASS SHARES	5/31/07	29.92	(0.97)

* Sales Charge for Class A Shares is 4.50%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Income Builder Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Asset-Backed Security — 0.2%
		United States — 0.2%
60		Morgan Stanley ABS Capital I, Series
		2006-WMC1, Class A2B, VAR, 0.446%, 12/25/35 (Cost $58)	52

Collateralized Mortgage Obligations — 3.4%
		Non-Agency CMO — 3.4%
		United States — 3.4%
79		Banc of America Alternative Loan Trust, Series 2006-4, Class 2A1, 6.000%, 05/25/21	66
149		Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.000%, 09/25/37	126
52		Countrywide Alternative Loan Trust, Series 2005-J6, Class 2A1, 5.500%, 07/25/25	48
186		Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 0.486%, 03/19/36	103
		WaMu Mortgage Pass-Through Certificates,
162		Series 2005-AR15, Class A1A1, VAR, 0.504%, 11/25/45	117
154		Series 2005-AR17, Class A1A1, VAR, 0.514%, 12/25/45	108
152		Series 2005-AR2, Class 2A21, VAR, 0.574%, 01/25/45	91

		Total Collateralized Mortgage Obligations (Cost $750)	659

SHARES

Common Stocks — 29.2%
		Australia — 1.1%
5		Australia & New Zealand Banking Group Ltd. (m)	111

1		Macquarie Group Ltd.	41
26		Tatts Group Ltd. (m)	57

			209

		Austria — 0.6%
2		Oesterreichische Post AG (m)	61
1		OMV AG (m)	54

			115

		Brazil — 0.5%
6		Cia Energetica de Minas Gerais, ADR (m)	92

		Canada — 0.0% (g)
1		World Color Press, Inc. (a)	6

		China — 1.1%
128		Bank of China Ltd., Class H (m)	74
18		China Shenhua Energy Co., Ltd., Class H (m)	81
60		Zhejiang Expressway Co., Ltd., Class H (m)	51

			206

		Finland — 0.9%
7		Nokia OYJ (m)	85
4		Sampo OYJ, Class A (m)	99

			184

		France — 1.7%
2		Bouygues S.A. (m)	77
2		Cie de Saint-Gobain	87
2		GDF Suez (m)	88
1		Total SA (m)	86

			338

		Germany — 1.2%
1		Muenchener Rueckversicherungs AG (m)	152
1		RWE AG (m)	88

			240

		Hong Kong — 1.0%
39		CNOOC Ltd. (m)	58
16		Hang Lung Properties Ltd. (m)	60
11		Hutchison Whampoa Ltd. (m)	78

			196

		Italy — 0.6%
4		ENI S.p.A. (m)	108

		Japan — 1.1%
2		Astellas Pharma, Inc. (m)	55
2		Canon, Inc. (m)	87
—	(h)	Nintendo Co., Ltd. (m)	75

			217

		Mexico — 0.2%
1		Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	41

		Netherlands — 2.4%
8		Koninklijke KPN N.V. (m)	144
6		Royal Dutch Shell plc, Class A (m)	174
5		Unilever NV (m)	158

			476

		South Africa — 0.2%
9		African Bank Investments Ltd. (m)	35

		Spain — 0.8%
6		Banco Santander S.A. (m)	92
2		Telefonica S.A. (m)	61

			153

		Sweden — 0.8%
6		Atlas Copco AB, Class A (m)	84
1		Hennes & Mauritz AB, Class B (m)	73

			157

		Switzerland — 1.2%
1		Roche Holding AG (m)	88
1		Zurich Financial Services AG (m)	141

			229

		Taiwan — 0.7%
3		Chunghwa Telecom Co., Ltd., ADR (m)	57

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES			SECURITY DESCRIPTION	VALUE

			Taiwan— Continued
	8		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	75

				132

			United Kingdom — 2.3%
	4		British American Tobacco plc (m)	137
	5		GlaxoSmithKline plc (m)	107
	11		Man Group plc (m)	54
	6		National Grid plc (m)	56
	48		Vodafone Group PLC (m)	105

				459

			United States — 10.8%
	2		Abbott Laboratories (m)	106
	10		Altria Group, Inc. (m)	173
	2		AT&T, Inc. (m)	54
	7		Bristol-Myers Squibb Co. (m)	150
	2		Broder Brothers Co. (a) (f) (i)	1
	1		Caterpillar, Inc. (m)	69
	3		Coca-Cola Co. (The) (m)	140
	1		Consolidated Edison, Inc. (m)	25
	2		E.l. du Pont de Nemours & Co. (m)	68
	2		Exxon Mobil Corp. (m)	117
	—	(h)	Goldman Sachs Group, Inc. (The) (m)	62
	3		McDonald’s Corp. (m)	147
	4		Merck & Co., Inc. (m)	131
	4		Microsoft Corp. (m)	102
	1		Occidental Petroleum Corp. (m)	70
	2		Paychex, Inc. (m)	57
	10		Pfizer, Inc. (m)	173
	2		PG&E Corp. (m)	80
	2		Spectrum Brands, Inc. (a)	36
	4		Time Warner, Inc. (m)	135
	1		V.F. Corp. (m)	56
	1		Unisys Corp.	24
	3		Verizon Communications, Inc. (m)	91
	3		Xcel Energy, Inc. (m)	52

				2,119

			Total Common Stocks (Cost $5,494)	5,712

PRINCIPAL AMOUNT

Convertible Bonds — 6.5%
			Australia — 0.3%
	60		Alumina Finance Ltd., 2.000%, 05/16/13	56

			Cayman Islands — 0.1%
	20		Suntech Power Holdings Co. Ltd., 3.000%, 03/15/13	15

			France — 1.1%
EUR	50		Artemis Conseil, 2.000%, 07/31/11	102
EUR	33		Club Mediterranee, 4.375%, 11/01/10	24
EUR	151		Rhodia S.A., 0.500%, 01/01/14	90

				216

			India — 0.5%
	100		Reliance Communications Ltd., Zero Coupon, 03/01/12	102

			Singapore — 0.3%
SGD	100		Guocoland Ltd., Zero Coupon, 05/07/12	63

			United Kingdom — 1.5%
GBP	50		3i Group plc, 3.625%, 05/29/11	80
EUR	50		International Power Finance Jersey III Ltd., 4.750%, 06/05/15	65
	50		PB Issuer Ltd., 3.300%, 02/01/13	48
	100		Shire plc, 2.750%, 05/09/14	93

				286

			United States — 2.7%
	115		Alcatel-Lucent USA, Inc., 2.875%, 06/15/25	95
	80		Boston Properties LP, 2.875%, 02/15/37	77
	80		Chesapeake Energy Corp., 2.250%, 12/15/38	60
	60		Liberty Media LLC, 3.125%, 03/30/23	59
	90		ProLogis, 1.875%, 11/15/37	78
	90		SanDisk Corp., 1.000%, 05/15/13	70
	90		Vornado Realty Trust, 2.850%, 04/01/27	87

				526

			Total Convertible Bonds (Cost $1,149)	1,264

Corporate Bonds — 41.6%
			Australia — 0.3%
	59		Hanson Australia Funding Ltd., 5.250%, 03/15/13	56

			Bermuda — 0.6%
	5		Global Crossing Ltd., 12.000%, 09/15/15 (e)	5
			Intelsat Jackson Holdings Ltd.,
	105		8.500%, 11/01/19 (e)	106
	20		11.250%, 06/15/16	21

				132

			Canada — 0.6%
	30		Gibson Energy ULC/GEP Midstream Finance Corp., 11.750%, 05/27/14 (e)	32
	25		Telesat Canada / Telesat LLC, 11.000%, 11/01/15	27
	50		Videotron Ltee, 6.875%, 01/15/14	50

				109

			Ireland — 0.5%
	100		Elan Corp. plc, 8.750%, 10/15/16 (e)	93

			Kazakhstan — 0.6%
	100		KazMunaiGaz Finance Sub BV, 11.750%, 01/23/15 (e)	120

			Liberia — 0.1%
	20		Royal Caribbean Cruises Ltd., 11.875%, 07/15/15	22

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Luxembourg— 0.4%
EUR	50	Espirito Santo Financial Group S.A., SUB, 3.550%, 11/15/25	72
	100	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 6.875%, 12/15/11 (d) (i)	1

			73

		Netherlands — 0.2%
	50	NXP BV/NXP Funding LLC, 7.875%, 10/15/14	41

		Norway — 0.1%
	10	Trico Shipping AS, 11.875%, 11/01/14 (e)	10

		United Kingdom — 0.6%
	13	Hanson Ltd., 6.125%, 08/15/16	12
	100	Virgin Media Finance plc, 9.125%, 08/15/16	103

			115

		United States — 37.6%
	100	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (i)	78
	100	Affinia Group, Inc., 9.000%, 11/30/14	96
	100	Alliance One International, Inc., 10.000%, 07/15/16 (e)	103
	15	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14 (e)	14
	25	American Tire Distributors, Inc., VAR, 6.540%, 04/01/12	21
	8	Asbury Automotive Group, Inc., 8.000%, 03/15/14	8
	50	Associated Materials LLC/Associated Materials Finance, Inc., 9.875%, 11/15/16 (e)	51
	16	Associated Materials, Inc., 9.750%, 04/15/12	16
	100	Avaya, Inc., 9.750%, 11/01/15 (e)	96
	100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	58
	10	Belden, Inc., 9.250%, 06/15/19 (e)	11
		Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.,
	10	8.250%, 11/15/15 (e)	10
	10	8.875%, 09/15/14 (e)	9
	50	Block Communications, Inc., 8.250%, 12/15/15 (e)	49
	24	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	11
	75	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14	77
	10	BWAY Corp., 10.000%, 04/15/14 (e)	11
	25	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	25
	62	Calpine Corp., 7.250%, 10/15/17 (e)	58
	75	Capital One Capital V, 10.250%, 08/15/39	86
	110	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	119
	54	Central Garden and Pet Co., 9.125%, 02/01/13	55
		Cenveo Corp.,
	50	7.875%, 12/01/13	43
	25	10.500%, 08/15/16 (e)	25
	35	Chiquita Brands International, Inc., 8.875%, 12/01/15	36
	50	Cinemark USA, Inc., 8.625%, 06/15/19 (e)	52
	20	Collective Brands, Inc., 8.250%, 08/01/13	20
	125	Constar International, Inc., VAR, 3.815%, 02/15/12	107
		Continental Airlines, Inc.,
	34	7.487%, 10/02/10	33
	78	9.558%, 09/01/19 (i)	64
	34	9.798%, 04/01/21	28
	20	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18	19
	15	Cricket Communications, Inc., 7.750%, 05/15/16 (e)	15
	10	Crown Castle International Corp., 9.000%, 01/15/15	11
	103	Da-Lite Screen Co., Inc., 9.500%, 05/15/11	98
	25	DigitalGlobe, Inc., 10.500%, 05/01/14 (e)	27
	25	Dollar General Corp., PIK, 11.875%, 07/15/17	28
	100	Dynegy Holdings, Inc., 7.125%, 05/15/18	76
	10	Eastman Kodak Co., 7.250%, 11/15/13	8
		Edison Mission Energy,
	46	7.200%, 05/15/19	37
	54	7.750%, 06/15/16	46
		El Paso Corp.,
	50	8.250%, 02/15/16	52
	50	12.000%, 12/12/13	56
	50	Encore Acquisition Co., 7.250%, 12/01/17	48
	89	Eurofresh, Inc., 11.500%, 01/15/13 (d) (e) (i)	2
	25	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	27
	50	First Data Corp., 9.875%, 09/24/15	46
	50	Fisher Communications, Inc., 8.625%, 09/15/14	47
	9	Ford Holdings LLC, 9.300%, 03/01/30	8
	50	Ford Motor Co., 9.980%, 02/15/47	43
		Ford Motor Credit Co. LLC,
	100	3.034%, 01/13/12	88

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States— Continued
47	9.875%, 08/10/11	48
55	Forest Oil Corp., 7.250%, 06/15/19	51
15	Freedom Group, Inc., 10.250%, 08/01/15 (e)	16
25	Frontier Oil Corp., 8.500%, 09/15/16	26
	Gannett Co., Inc.,
10	8.750%, 11/15/14 (e)	10
10	9.375%, 11/15/17 (e)	10
10	GCI, Inc., 8.625%, 11/15/19 (e)	10
100	General Cable Corp., 2.665%, 04/01/15	88
25	General Nutrition Centers, Inc., PIK, 5.178%, 03/15/14	22
10	GEO Group, Inc., 7.750%, 10/15/17 (e)	10
25	GMAC, Inc., 7.000%, 02/01/12 (e)	24
3	Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16	3
125	Harland Clarke Holdings Corp., 6.000%, 05/15/15	101
35	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, 06/01/17 (e)	36
50	HCA, Inc., 9.250%, 11/15/16	52
10	Holly Corp., 9.875%, 06/15/17 (e)	10
25	Holly Energy Partners LP, 6.250%, 03/01/15	23
30	HSN, Inc., 11.250%, 08/01/16	33
	HUB International Holdings, Inc.,
40	9.000%, 12/15/14 (e)	38
100	10.250%, 06/15/15 (e)	91
50	Intcomex, Inc., 11.750%, 01/15/11 (i)	40
20	iPCS, Inc., VAR, 2.608%, 05/01/13	18
25	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	22
100	JB Poindexter & Co., Inc., 8.750%, 03/15/14	85
25	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	28
50	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16 (e)	50
100	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	98
	Lamar Media Corp.,
50	6.625%, 08/15/15	47
90	Level 3 Financing, Inc., 9.250%, 11/01/14	80
150	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	157
50	Ltd Brands, Inc., 8.500%, 06/15/19 (e)	53
25	M/I Homes, Inc., 6.875%, 04/01/12	24
50	Mac-Gray Corp., 7.625%, 08/15/15	49
5	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.875%, 11/01/14	5
40	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (e)	13
12	Mediacom LLC / Mediacom Capital Corp., 9.125%, 08/15/19 (e)	12
50	Meritage Homes Corp., 7.000%, 05/01/14	48
	MGM Mirage,
10	11.125%, 11/15/17 (e)	11
50	11.375%, 03/01/18 (e)	45
50	Michaels Stores, Inc., 11.375%, 11/01/16	48
100	Mirant North America LLC, 7.375%, 12/31/13	99
	Motors Liquidation Co.,
11	0.000%, 03/15/36 (d)	1
10	6.750%, 05/01/28 (d)	1
115	8.375%, 07/15/33 (d)	17
10	Murray Energy Corp., 10.250%, 10/15/15 (e)	10
50	NASDAQ OMX Group, Inc., 2.500%, 08/15/13	44
50	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	52
65	Navios Maritime Holding, Inc., 8.875%, 11/01/17 (e)	66
100	NB Capital Trust IV, 8.250%, 04/15/27	98
50	Nebraska Book Co., Inc., 8.625%, 03/15/12	43
100	NewPage Corp., 11.375%, 12/31/14 (e)	100
25	Nextel Communications, Inc., 7.375%, 08/01/15	22
20	NII Capital Corp., 10.000%, 08/15/16 (e)	21
9	North American Energy Alliance LLC/ North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	9
25	PAETEC Holding Corp., 8.875%, 06/30/17 (e)	25
10	Penn National Gaming, Inc., 8.750%, 08/15/19 (e)	10
14	Pilgrim’s Pride Corp., 7.625%, 05/01/15 (d)	16
100	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	99
50	PolyOne Corp., 8.875%, 05/01/12	51
25	Polypore, Inc., 8.750%, 05/15/12	25
100	Quality Distribution LLC/QD Capital Corp., 9.000%, 11/15/10 (i)	88
85	Qwest Corp., 7.625%, 06/15/15	86
46	RBS Global, Inc. / Rexnord LLC, 9.500%, 08/01/14 (e)	46
15	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (e)	14

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States— Continued
100	Revlon Consumer Products Corp., 9.500%, 04/01/11	99
100	Reynolds Group, 7.750%, 10/15/16 (e)	100
2	RH Donnelley Corp., 6.875%, 01/15/13 (d)	–	(h)
66	RH Donnelley, Inc., 11.750%, 05/15/15 (d) (e)	38
100	Rite Aid Corp., 7.500%, 03/01/17	90
100	RSC Equipment Rental, Inc., 9.500%, 12/01/14	99
100	Sabine Pass LNG LP, 7.250%, 11/30/13	90
30	Sanmina-SCI Corp., VAR, 3.049%, 06/15/14 (e)	27
	SBA Telecommunications, Inc.,
10	8.000%, 08/15/16 (e)	10
10	8.250%, 08/15/19 (e)	11
25	Seminole Hard Rock Entertainment, Inc., VAR, 2.799%, 03/15/14 (e)	20
25	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	18
50	Sirius XM Radio, Inc., 9.750%, 09/01/15 (e)	51
75	Six Flags Operations, Inc., 12.250%, 07/15/16 (d) (e)	70
	SLM Corp.,
4	5.000%, 06/15/18	3
15	5.375%, 05/15/14	12
11	5.400%, 10/25/11	10
35	8.450%, 06/15/18	32
25	VAR, 0.499%, 03/15/11	22
10	VAR, 0.582%, 01/27/14	7
	Smithfield Foods, Inc.,
75	7.750%, 05/15/13	67
5	10.000%, 07/15/14 (e)	5
15	Solutia, Inc., 8.750%, 11/01/17	16
50	Sotheby’s, 7.750%, 06/15/15	45
100	Spectrum Brands, Inc., 12.000%, 08/28/19	95
165	Sprint Nextel Corp., 6.000%, 12/01/16	141
50	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	43
100	Sterling Chemicals, Inc., 10.250%, 04/01/15	95
50	Stream Global Services, Inc., 11.250%, 10/01/14 (e)	50
100	Swift Energy Co., 7.125%, 06/01/17	91
15	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16 (e)	15
50	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 8.250%, 07/01/16	49
50	TeamHealth, Inc., 11.250%, 12/01/13	53
50	Telcordia Technologies, Inc., 4.034%, 07/15/12 (e)	43
75	Tenet Healthcare Corp., 8.875%, 07/01/19 (e)	80
12	Tenneco, Inc., 10.250%, 07/15/13	12
10	Terra Capital, Inc., 7.750%, 11/01/19 (e)	10
10	Terremark Worldwide, Inc., 12.000%, 06/15/17 (e)	11
25	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	18
10	Tops Markets LLC, 10.125%, 10/15/15 (e)	10
76	U.S. Concrete, Inc., 8.375%, 04/01/14	53
25	Unisys Corp., 14.250%, 09/15/15 (e)	27
50	United Airlines, Inc., 10.400%, 05/01/18	51
15	United Rentals North America, Inc., 10.875%, 06/15/16 (e)	16
	Universal City Development Partners Ltd.,
15	8.875%, 11/15/15 (e)	15
20	10.875%, 11/15/16 (e)	20
100	USI Holdings Corp., 9.750%, 05/15/15 (e)	89
50	Valassis Communications, Inc., 8.250%, 03/01/15	47
50	Viasystems, Inc., 10.500%, 01/15/11	50
25	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	23
	Western Refining, Inc.,
20	11.250%, 06/15/17 (e)	19
20	VAR, 10.750%, 06/15/14 (e)	18
25	Windstream Corp., 8.625%, 08/01/16	26
	WMG Acquisition Corp.,
50	7.375%, 04/15/14	47
25	9.500%, SUB, 06/15/16 (e)	27
15	WMG Holdings Corp.12/15/14	15
51	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (f) (i)	38
50	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/01/17 (e)	49
50	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	50
		7,368
	Total Corporate Bonds (Cost $8,350)	8,139
Foreign Government Securities — 6.0%
	Argentina — 1.0%
288	Republic of Argentina, VAR, 8.280%, 12/31/33	205

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Brazil — 0.7%
100		Federal Republic of Brazil, 11.000%, 08/17/40	134

		Dominican Republic — 0.2%
31		Government of Dominican Republic, 9.500%, 09/27/11	32

		Indonesia — 0.7%
110		Republic of Indonesia, 10.375%, 05/04/14	132

		Mexico — 0.9%
		United Mexican States,
25		7.500%, 04/08/33	30
100		11.375%, 09/15/16	137

			167

		Panama — 0.3%
60		Republic of Panama, 9.625%, 02/08/11	65

		Peru — 0.3%
50		Republic of Peru, 9.875%, 02/06/15	63

		Russia — 0.2%
22		Russian Federation,, 12.750%, 06/24/28	38

		Turkey — 0.2%
30		Republic of Turkey, 8.000%, 02/14/34	34

		Uruguay — 0.3%
50		Republic of Uruguay, 7.625%, 03/21/36	53

		Venezuela — 1.2%
		Republic of Venezuela,
29		5.750%, 02/26/16	19
410		7.000%, 03/31/38	226

			245

		Total Foreign Government Securities (Cost $1,035)	1,168

Loan Participations & Assignments — 4.1%
		United States — 4.1%
185		Calpine Corp., 1st Priority Lien Term Loan, 3.165%, 03/29/14	171
		First Data Corp., Initial Tranche B-3 Term Loan,
5		3.033%, 09/24/14	4
93		3.036%, 09/24/14	80
		Ford Motor Co., Term Loan B,
6		3.250%, 12/15/13	5
117		3.290%, 12/15/13	105
82		Harrah’s Operating Co., Inc., Term B-2 Loan, 3.282%, 01/28/15	65
4		Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.744%, 12/20/13	2
2		Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.744%, 12/20/13	1
5		Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.994%, 12/22/14	3
5		Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.994%, 12/22/14	3
5		Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.994%, 12/22/14	3
		Lyondell Chemical Co., Roll-Up DIP Term Loan,
40		5.798%, 12/15/09	39
37		5.940%, 12/15/09	36
13		Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.744%, 12/20/13	7
23		Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	13
23		Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	13
43		Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	24
7		Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.744%, 12/20/13	4
		MetroPCS Wireless, Inc., Term Loan B,
3		2.500%, 11/03/13	3
–	(h)	2.500%, 11/03/13	–	(h)
5		2.563%, 11/03/13	4
15		Newsday, Term Loan B, 10.500%, 08/01/13	16
79		NRG Energy, Inc. (Opco), Credit- Linked Deposit LC, 0.183%, 02/01/13	74
		NRG Energy, Inc. (Opco), Term Loan B,
41		1.993%, 02/01/13	39
105		2.033%, 02/01/13	98

		Total Loan Participations & Assignments (Cost $746)	812

SHARES

Preferred Stocks — 5.5%
		Brazil — 0.5%
4		Vale S.A., ADR (m)	95

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE

		United States — 5.0%
3		AMB Property Corp., 6.500%, 12/03/09 (m) (x)	59
4		Digital Realty Trust, Inc., 8.500%, 02/09/10 (m) (x)	97
5		HCP, Inc., 7.100%, 12/03/09 (m) (x)	98
5		Kilroy Realty Corp., 7.500%, 12/08/09 (m) (x)	100
5		PS Business Parks, Inc., 7.950%, 12/03/09 (m) (x)	108
2		Public Storage, 6.625%, 01/09/12 (m) (x)	48
2		Public Storage, 7.250%, 05/03/11 (m) (x)	58
5		Regency Centers Corp., 6.700%, 08/02/10 (m) (x)	103
4		Taubman Centers, Inc., 8.000%, 12/03/09 (m) (x)	107
5		Vornado Realty Trust, 6.625%, 12/22/09 (m) (x)	99
5		Weingarten Realty Investors, 6.500%, 01/30/12 (m) (x)	99

			976

		Total Preferred Stocks (Cost $968)	1,071

PRINCIPAL AMOUNT

		U.S. Treasury Obligation — 0.2%
45		U.S. Treasury Note, 2.125%, 01/31/10 (k) (Cost $45)	45

NUMBER OF WARRANTS

		Warrants — 0.0% (g)
		Canada — 0.0% (g)
		World Color Press, Inc.,
–	(h)	expiring 7/20/2014 (Strike Price $13.00) (a)	2
–	(h)	expiring 7/20/2014 (Strike Price $16.30) (a)	1

		Total Warrants (Cost $49)	3

SHARES		SECURITY DESCRIPTION	VALUE

		Short-Term Investment — 2.5%
		Investment Company — 2.5%
489		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $489)	489

		Total Investments — 99.2% (Cost $19,133)	19,414
		Other Assets in Excess of Liabilities — 0.8%	147

		NET ASSETS — 100.0%	$19,561

Percentages indicated are based on net assets.

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)

	Short Futures Outstanding
(5)	Euro FX	12/14/09	$(920)	$(15)

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Summary of Investments by Industry, October 31, 2009
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.0%
Real Estate Investment Trusts (REITs)	6.3
Foreign Governments	6.0
Pharmaceuticals	5.1
Media	4.3
Insurance	4.2
Diversified Telecommunication Services	4.2
Non-Agency CMO	3.4
Independent Power Producers & Energy Traders	3.3
Commercial Banks	2.7
Hotels, Restaurants & Leisure	2.5
Chemicals	2.5
Diversified Financial Services	2.2
Tobacco	2.1
Multi-Utilities	2.0
Broadcasting & Cable TV	1.9
Wireless Telecommunication Services	1.8
Consumer Finance	1.7
Food Products	1.6
Specialty Retail	1.6
IT Services	1.4
Industrial Conglomerates	1.3
Containers & Packaging	1.2
Capital Markets	1.2
Metals & Mining	1.0
Construction & Engineering	1.0
Diversified Consumer Services	1.0
Commercial Services & Supplies	1.0
Household Products	1.0
Health Care Providers & Services	1.0
Short-Term Investment	2.5
Others (each less than 1.0%)	19.0

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Income Builder Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

ADR	—	American Depositary Receipt
CMO	—	Collateralized Mortgage Obligation
DIP	—	Debtor-in-possession
EUR	—	Euro
GBP	—	British Pound
PIK	—	Payment-in-Kind
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2009.
SGD	—	Singapore Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2009.

(a)	Non-income producing security.

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	Defaulted Security.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The fund owns fair valued securities with a value of approximately $50,000 which amounts to 0.03% of total investments.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $3,324,000 and 17.4%, respectively

(g)	Amount rounds to less than 0.1%.

(h)	Amount rounds to less than one thousand (shares or dollars).

(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	The rate shown is the current yield as of October 31, 2009.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009
(Amounts in thousands, except per share amounts)

	Income Builder Fund

ASSETS:
Investments in non-affiliates, at value	$18,925
Investments in affiliates, at value	489

Total investment securities, at value	19,414
Cash	203
Foreign currency, at value	1
Receivables:
Investment securities sold	347
Interest and dividends	241
Tax reclaims	6
Variation margin on futures contracts	7
Due from Advisor	4

Total Assets	20,223

LIABILITIES:
Payables:
Investment securities purchased	595
Accrued liabilities:
Distribution fees	—	(a)
Custodian and accounting fees	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	46

Total Liabilities	662

Net Assets	$19,561

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009
(Amounts in thousands, except per share amounts)

Income Builder Fund

NET ASSETS:
Paid in capital	$22,525
Accumulated undistributed (distributions in excess of) net investment income	153
Accumulated net realized gains (losses)	(3,384)
Net unrealized appreciation (depreciation)	267

Total Net Assets	$19,561

NET ASSETS:
Class A	$97
Class C	96
Select Class	19,368

Total	$19,561

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11
Class C	11
Select Class	2,286

Net Asset Value:
Class A - Redemption price per share	$8.47
Class C - Offering price per share(b)	8.47
Select Class - Offering and redemption price per share	8.47

Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.87

Cost of investments in non-affiliates	$18,644
Cost of investments in affiliates	489
Cost of foreign currency	1

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009
(Amounts in thousands)

Income Builder Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$945
Dividend income from non-affiliates	272
Interest income from affiliates	1
Dividend income from affiliates(a)	9
Foreign taxes withheld	(21)

Total investment income	1,206

EXPENSES:
Investment advisory fees	73
Administration fees	17
Distribution fees:
Class A	— (b)
Class C	1
Shareholder servicing fees:
Class A	— (b)
Class C	— (b)
Select Class	40
Custodian and accounting fees	110
Professional fees	62
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	21
Registration and filing fees	1
Transfer agent fees	8
Other	7

Total expenses	340

Less amounts waived	(131)
Less earnings credits	— (b)
Less expense reimbursements	(95)

Net expenses	114

Net investment income (loss)	1,092

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,260)
Futures	(279)
Foreign currency transactions	9

Net realized gain (loss)	(1,530)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,842
Futures	118
Foreign currency translations	4
Unfunded commitments	(7)

Change in net unrealized appreciation (depreciation)	4,957

Net realized/unrealized gains (losses)	3,427

Change in net assets resulting from operations	$4,519

(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Income Builder Fund

	Year Ended 10/31/2009	Year Ended 10/31/2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,092	$1,239
Net realized gain (loss)	(1,530)	(1,893)
Change in net unrealized appreciation (depreciation)	4,957	(4,506)

Change in net assets resulting from operations	4,519	(5,160)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5)	(6)
Class C
From net investment income	(4)	(6)
Select Class
From net investment income	(939)	(1,194)

Total distributions to shareholders	(948)	(1,206)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	948	1,206

NET ASSETS:
Change in net assets	4,519	(5,160)
Beginning of period	15,042	20,202

End of period	$19,561	$15,042

Accumulated undistributed (distributions in excess of) net investment income	$153	$— (a)

(a) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Income Builder Fund

	Year Ended 10/31/2009		Year Ended 10/31/2008

CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$5		$6

Change in net assets from Class A capital transactions	$5		$6

Class C
Dividends and distributions reinvested	$4		$6

Change in net assets from Class C capital transactions	$4		$6

Select Class
Dividends and distributions reinvested	939		1,194

Change in net assets from Select Class capital transactions	$939		$1,194

Total change in net assets from capital transactions	$948		$1,206

SHARE TRANSACTIONS:
Class A
Reinvested	—	(a)	1

Change in Class A Shares	—	(a)	1

Class C
Reinvested	—	(a)	1

Change in Class C Shares	—	(a)	1

Select Class
Reinvested	129		136

Change in Select Class Shares	129		136

(a) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets(a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

Income Builder Fund
Class A

Year Ended October 31, 2009	$6.90	$0.47	$1.51	$1.98	$(0.41)	$8.47	29.77%	$97	0.95%		6.49%	2.34%	81%
Year Ended October 31, 2008	9.90	0.57	(3.02)	(2.45)	(0.55)	6.90	(25.78)	75	0.95		6.38	2.21	82
May 31, 2007(e) through October 31, 2007	10.00	0.24	(0.15)	0.09	(0.19)	9.90	0.94	101	0.96	(f)	5.85	3.18	30
Class C

Year Ended October 31, 2009	6.90	0.43	1.51	1.94	(0.37)	8.47	29.15	96	1.45		5.99	2.84	81
Year Ended October 31, 2008	9.89	0.52	(3.00)	(2.48)	(0.51)	6.90	(26.10)	74	1.45		5.88	2.71	82
May 31, 2007(e) through October 31, 2007	10.00	0.22	(0.16)	0.06	(0.17)	9.89	0.69	101	1.46	(f)	5.35	3.68	30
Select Class

Year Ended October 31, 2009	6.90	0.49	1.51	2.00	(0.43)	8.47	30.08	19,368	0.70		6.74	2.09	81
Year Ended October 31, 2008	9.90	0.59	(3.01)	(2.42)	(0.58)	6.90	(25.59)	14,893	0.70		6.63	1.96	82
May 31, 2007(e) through October 31, 2007	10.00	0.25	(0.15)	0.10	(0.20)	9.90	1.03	20,000	0.71	(f)	6.09	2.93	30

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

(f) Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

Income Builder Fund	Class A, Class C and Select Class	Non-Diversified

The Fund commenced operations on May 31, 2007. Effective December 18, 2009, Class A, Class C and Select Class Shares were publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.Trading in securities on most

22

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Common Stocks
Australia	$—	$209	$—	$209
Austria	—	115	—	115
Brazil	—	92	—	92
Canada	6	—	—	6
China	—	206	—	206
Finland	—	184	—	184
France	—	338	—	338
Germany	—	240	—	240
Hong Kong	—	196	—	196
Italy	—	108	—	108
Japan	—	217	—	217
Mexico	41	—	—	41
Netherlands	—	476	—	476
South Africa	—	35	—	35
Spain	—	153	—	153
Sweden	—	157	—	157
Switzerland	—	229	—	229
Taiwan	57	75	—	132
United Kingdom	—	459	—	459

23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

United States	2,118	—	1	2,119

Total Common Stocks	2,222	3,489	1	5,712

Preferred Stocks
Brazil	95	—	—	95
United States	—	976	—	976

Total Preferred Stocks	95	976	—	1,071

Debt Securities
Asset-Backed Securities	—	52	—	52
Collateralized Mortgage Obligations
United States	—	659	—	659
Convertible Bonds
Australia	—	56	—	56
Cayman Islands	—	15	—	15
France	—	216	—	216
India	—	102	—	102
Singapore	—	63	—	63
United Kingdom	—	286	—	286
United States	—	526	—	526
Corporate Bonds
Australia	—	56	—	56
Bermuda	—	132	—	132
Canada	—	109	—	109
Ireland	—	93	—	93
Kazakhstan	—	120	—	120
Liberia	—	22	—	22
Luxembourg	—	73	—	73
Netherlands	—	41	—	41
Norway	—	10	—	10
United Kingdom	—	115	—	115
United States	—	7,319	49	7,368

Total Debt Securities	—	10,065	49	10,114

Foreign Government
Securities	—	1,168	—	1,168
U.S. Treasury Obligations	—	45	—	45

Loan Participations &
Assignments	—	812	—	812

Warrants
Canada	3	—	—	3
Short-Term Investment
Investment Company	489	—	—	489

Total Investments in Securities	$2,809	$16,555	$50	$19,414

Depreciation in Other Financial Instruments*
Futures Contracts	$(15)	$—	$—	$(15)

* Other financial instruments may include futures, forward foreign currency exchange and swap contracts.

24

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 10/31/09
Investments in Securities
Common Stocks- United States	$—	$—	$1	$—	$—	$—	$1
Corporate Bonds - United States	—	—	(6)	—	—	55	49

Total	$—	$—	$(5)	$—	$—	$55	$50

* Other financial instruments include futures, forwards and swap contracts.

(a) Amount rounds to less than $1,000.

Transfers into, or out of, Level 3 are valued using values as of the day the security was transferred.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2009, which were valued using significant unobservable inputs (Level 3) for the Fund amounted to approximately $(5,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2009 (amounts in thousands):

Value	Percentage

$323	1.7%

C. Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

D. Futures Contracts —The Fund uses equity index, foreign and/or other financial futures to manage equity and interest rate exposure to regions and countries and to hedge foreign currency risk associated with Portfolio Investments. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index, rate or currency. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures contracts may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Fund decreased the volume of activity in futures contracts during the year ended October 31, 2009, with an average notional balance of approximately $2,056,000.

E. Summary of Derivatives Information The following table presents the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2009

Derivative Contract	Statement of Assets and Liabilities Location

		Futures Contracts (a)

Liabilities:

Foreign exchange contracts	Payables, Net Assets – Unrealized Depreciation	$(15)

Total		$(15)

(a) This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

26

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total

Foreign exchange contracts	$(89)	$(89)
Equity contracts	(190)	(190)

Total	$(279)	$(279)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total

Foreign exchange contracts	$(38)	$(38)
Equity contracts	156	156

Total	$118	$118

The Fund’s derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual

27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$(4)	$9	$(5)

The reclassifications for the Fund relate primarily to distributions from investments in real estate investments trusts and foreign currency gains or losses.

L. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

28

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets. The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was approximately $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

29

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund,, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class

0.95%	1.45%	0.70%

The contractual expense limitation agreement was in effect for the year ended October 31, 2009. The contractual expense limitation percentages in the table above are in place until at least February 28, 2010.

Effective December 1, 2009, the Advisor, Administrator and Distributor have voluntarily agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class

0.75%	1.25%	0.60%

For the year ended October 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$73	$17	$41	$131	$95

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the

30

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

$15,418	$11,772	$310	$263

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$19,242	$1,381	$1,209	$172

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

31

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The tax character of distributions paid during the year ended October 31, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$948	$948

The tax character of distributions paid during the year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$1,206	$1,206

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$154	$(3,290)	$172

The cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and mark to market of futures contracts.

As of October 31, 2009 the Fund had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	2016	2017	Total

$121	$1,800	$1,369	$3,290

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement

32

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Prior to December 18, 2009, the Fund’s shares were held only by the Fund’s investment advisor. The Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

33

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

As of October 31, 2009, the Fund invested approximately 67.2% of its total investments in the United States.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

35

TRUS TEE S
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

36

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005.

The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

37

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

38

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio

Income Builder Fund

Class A

Actual	$1,000.00	$1,241.70	$5.37	0.95%

Hypothetical	1,000.00	1,020.42	4.84	0.95

Class C

Actual	1,000.00	1,240.05	8.19	1.45

Hypothetical	1,000.00	1,017.90	7.37	1.45

Select Class

Actual	1,000.00	1,243.10	3.96	0.70

Hypothetical	1,000.00	1,021.68	3.57	0.70

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unuadited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, background and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

40

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unuadited) (continued)
Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking

41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unuadited) (continued)

of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A and Select Class shares was in the second quintile for the one- year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

42

Tax Letter
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

3.46% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2009.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $948,000 of ordinary income distributions was treated as qualified dividends.

43

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.
•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.
•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.
•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.
•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.
•	To respond to a subpoena.
•	With regulatory authorities and law enforcement officials who have jurisdiction over us.
•	To service your account.
•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

44

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Annual Report
October 31, 2009

JPMorgan International Currency Income Fund

J.P. Morgan Funds
Annual Report
October 31, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

November 18, 2009

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Quote

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

1

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan International Currency Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	March 30, 2007
Fiscal Year End.	October 31
Net Assets as of 10/31/2009 (In Thousands)	$5,795
Primary Benchmark.	Barclays Capital Global Aggregate Index (ex-USD)

Q: HOW DID THE FUND PERFORM?

A: The JPMorgan International Currency Income Fund, which seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies,* returned 18.96%** (Select Class Shares) for the 12 months ended October 31, 2009. This compares to the 21.29% return for the Barclays Capital Global Aggregate Index (ex-USD) for the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark for the period. When the reporting period began in November 2008, the fixed income markets in the U.S. and abroad were challenged given the ongoing repercussions from the September bankruptcy of Lehman Brothers. These repercussions included forced selling by leveraged investors into illiquid markets, poorly performing credit markets and deteriorating global economic conditions. Collectively, this led to an extreme “flight to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the global economy remained weak, the environment began to improve late in the first quarter of 2009. The aggressive actions taken by central banks around the world to stabilize the financial system and support the credit markets started to bear fruit. In addition, as the reporting period progressed, there were signs that the global economy was bottoming. Against this backdrop, investor confidence improved, it appeared that risk aversion began to abate and demand for riskier assets substantially increased.

The Fund’s underweight position in the spread sectors (non-government securities) detracted from performance during the fiscal year. Given concerns regarding the global economy and turmoil in the financial markets, the Fund was defensively positioned as the period began. While this was beneficial for performance early in the period, it detracted from performance during the fiscal year as a whole, as the spread sectors sharply rallied beginning in March 2009. In addition, within the investment grade bond market, the Fund’s higher quality bias was not rewarded, as lower rated securities generated superior results.

Contributing to the Fund’s performance was its longer duration than the benchmark. In particular, the Fund’s investments in European securities had a longer duration than the benchmark. (Duration measures the expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates.) This was a positive for performance as interest rates declined during the reporting period. In currency, the Fund benefited from its exposure to the euro, as it rallied versus the U.S. dollar during the reporting period. The Fund’s exposure to the U.K. sterling and yen also benefited performance, albeit to a lesser extent.

Q: HOW WAS THE FUND MANAGED?

A: A number of adjustments were made to the Fund’s portfolio. When the reporting period began, the Fund had a significant underweight position to the investment grade bond sector. As conditions in the financial markets and the outlook for the global economy improved, we increased the Fund’s exposure and, by the end of March 2009, had a more modest underweight. We further increased the Fund’s exposure to the sector as the reporting period progressed and, at the end of October 2009, had an overweight versus the benchmark. While the Fund’s duration remained long during the reporting period, we moved closer to a neutral position versus the benchmark as we pared some of the Fund’s exposure to the longer portion of the yield curve.

3

JPMorgan International Currency Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2009 (Unaudited)

PORTFOLIO COMPOSITION BY SECURITY TYPE***

Foreign Government Securities	74.8%
Corporate Bonds	21.2
Supranational	3.7
U.S. Treasury Obligation	0.3

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.7%
United Kingdom	9.5
Italy	8.9
Denmark	7.3
Germany	6.7
United States	6.4
France	6.3
Canada	5.7
Netherlands	5.6
Spain	4.5
Sweden	3.7
Supranational	3.7
Finland	2.8
Poland	1.9
Belgium	1.3
Greece	1.1
Mexico	1.0
Others (each less than 1.0%)	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2009. The Fund’s composition is subject to change.

4

INTERNATIONAL CURRENCY INCOME FUND
AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	3/30/07
Without Sales Charge		18.67%	5.63%
With Sales Charge*		14.27	4.08

CLASS C SHARES	3/30/07
Without CDSC		17.86	4.99
With CDSC**		16.86	4.99
CLASS R5 SHARES	3/30/07	18.95	6.01
SELECT CLASS SHARES	3/30/07	18.96	5.90

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/07-10/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Aggregate Index (ex-USD) and the Lipper International Income Funds Index from March 30, 2007 to October 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Aggregate Index (ex-USD) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Global Aggregate Index (ex-USD) provides a broad-based measure of the global investment-grade fixed-income markets. The Barclays Capital Global Aggregate Index (ex-USD) excludes the U.S. Dollar denominated components of the Barclays Capital Global Aggregate Index. Effective November 20, 2009, the Fund’s primary benchmark changed from the Barclays Capital Global Aggregate Index (ex-USD) to the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index to better reflect the Fund’s investment strategy. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan International Currency Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Corporate Bonds — 20.8%
		Cayman Islands — 0.6%
GBP	20	Allstate Life Funding LLC, 6.375%, 01/17/11 (m)	34

		Denmark — 4.0%
EUR	150	Nykredit Realkredit A/S, 4.000%, 01/01/12 (m)	230

		France — 1.4%
EUR	50	Societe Generale, 5.250%, 03/28/13 (m)	79

		Italy — 1.4%
EUR	50	Intesa Sanpaolo SpA, 5.375%, 12/19/13 (m)	79

		Netherlands — 0.4%
EUR	15	Deutsche Telekom International Finance BV, 6.000%, 01/20/17 (m)	24

		Spain — 1.5%
EUR	50	Iberdrola Finanzas SAU, 7.500%, 11/25/15 (m)	88

		Sweden — 1.3%
EUR	50	Swedbank AB, 3.625%, 12/02/11 (m)	76

		United Kingdom — 4.3%
EUR	50	BAT International Finance plc, 5.375%, 06/29/17 (m)	77
		Lloyds TSB Bank plc,
EUR	60	3.750%, 11/17/11 (m)	92
EUR	50	6.250%, 04/15/14 (m)	80

			249

		United States — 5.9%
EUR	50	AT&T, Inc., 6.125%, 04/02/15 (m)	81
EUR	30	Bank of America Corp., 4.625%, 02/18/14 (m)	44
EUR	50	Cellco Partnership / Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	93
EUR	10	Citigroup, Inc., 3.950%, 10/10/13 (m)	15
EUR	25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	37
EUR	50	Morgan Stanley, 5.500%, 10/02/17 (m)	75

			345

		Total Corporate Bonds (Cost $1,012)	1,204

Foreign Government Securities — 73.4%
		Australia — 0.5%
AUD	33	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	29

		Austria — 0.9%
EUR	35	Austria Government Bond, 4.350%, 03/15/19 (e) (m)	55

		Belgium — 1.3%
EUR	50	Government of Belgium, 4.000%, 03/28/18 (m)	76

		Canada — 5.6%
		Government of Canada,
CAD	100	3.750%, 06/01/12 (m)	97
CAD	105	3.750%, 06/01/19 (m)	100
CAD	70	4.000%, 06/01/16 (m)	69
CAD	50	5.750%, 06/01/33 (m)	58

			324

		Denmark — 3.2%
		Kingdom of Denmark,
DKK	250	5.000%, 11/15/13 (m)	54
DKK	600	6.000%, 11/15/11 (m)	128

			182

		Finland — 2.7%
EUR	100	Finland Government Bond, 4.250%, 09/15/12 (m)	157

		France — 4.8%
EUR	50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	76
EUR	20	French Treasury Note BTAN, 3.000%, 07/12/14	30
EUR	109	Government of France, 4.750%, 04/25/35 (m)	174

			280

		Germany — 6.6%
		Bundesrepublik Deutschland,
EUR	60	3.500%, 07/04/19 (m)	90
EUR	35	3.750%, 01/04/17 (m)	54
EUR	50	4.250%, 07/04/18 (m)	80
EUR	42	5.500%, 01/04/31 (m)	74
		Kreditanstalt fuer Wiederaufbau,
EUR	25	3.875%, 01/21/19 (m)	38
EUR	30	4.125%, 07/04/17 (m)	46

			382

		Greece — 1.0%
EUR	37	Hellenic Republic Government Bond, 6.000%, 07/19/19 (m)	60

		Ireland — 0.3%
EUR	10	Ireland Government Bond, 4.400%, 06/18/19 (m)	15

		Italy — 7.4%
		Buoni Poliennali Del Tesoro,
EUR	175	4.000%, 02/01/17 (m)	269
EUR	49	4.000%, 02/01/37 (m)	63
EUR	60	4.250%, 08/01/14 (m)	94

			426

		Japan — 20.3%
		Government of Japan,
JPY	9,000	1.200%, 03/20/12 (m)	102
JPY	40,000	1.300%, 03/20/15 (m)	457
JPY	5,000	1.400%, 12/20/18 (m)	56
JPY	9,000	1.500%, 09/20/18 (m)	102
JPY	5,500	1.700%, 09/20/17 (m)	64
JPY	4,600	1.800%, 06/20/18 (m)	53

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Currency Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Japan — Continued
JPY	10,000	2.100%, 09/20/24 (m)	114
JPY	20,000	2.100%, 12/20/26 (m)	225

			1,173

		Mexico — 1.0%
		United Mexican States,
MXN	200	8.000%, 12/19/13 (m)	15
MXN	500	10.000%, 12/05/24 (m)	44

			59

		Netherlands — 5.1%
JPY	17,000	Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)	193
EUR	65	Kingdom of Netherlands, 4.250%, 07/15/13 (m)	103

			296

		Poland — 1.9%
		Government of Poland,
PLN	110	4.250%, 05/24/11 (m)	38
PLN	200	5.750%, 04/25/14 (m)	69

			107

		Portugal — 0.6%
EUR	20	Portugal Obrigacoes do Tesouro OT, 4.750%, 06/14/19 (m)	32
		Spain — 2.9%
		Kingdom of Spain,
EUR	45	4.600%, 07/30/19 (m)	71
EUR	63	5.400%, 07/30/11 (m)	99

			170

		Sweden — 2.3%
SEK	870	Kingdom of Sweden, 5.500%, 10/08/12 (m)	135

		United Kingdom — 5.0%
		United Kingdom Treasury Gilt,
GBP	24	2.250%, 03/07/14 (m)	39
GBP	50	4.250%, 06/07/32 (m)	83
GBP	60	4.500%, 03/07/19 (m)	105
GBP	9	4.500%, 12/07/42 (m)	16
GBP	27	4.750%, 12/07/38 (m)	49

			292

		Total Foreign Government Securities (Cost $3,772)	4,250

		Supranational — 3.6%
		European Investment Bank,
EUR	100	4.250%, 10/15/14 (m)	157
GBP	30	4.750%, 06/06/12 (m)	52

		Total Supranational (Cost $207)	209

		Short-Term Investment — 0.3%
		U.S. Treasury Obligation — 0.3%
	19	U.S. Treasury Bill, 0.228%, 03/04/10 (k) (n) (Cost $19)	19

		Total Investments — 98.1% (Cost $5,010)	5,682
		Other Assets in Excess of Liabilities — 1.9%	113

		NET ASSETS — 100.0%	$5,795

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Currency Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/09	UNREALIZED APPRECIATION (DEPRECIATION)

	Long Futures Outstanding
1	Euro Schatz	12/08/09	$159	$— (h)
2	10 Year U.S. Treasury Note	12/21/09	237	2
1	5 Year U.S. Treasury Note	12/31/09	116	2
2	Eurodollar	03/15/10	498	— (h)
	Short Futures Outstanding
(1)	Euro Bobl	12/08/09	(170)	(1)
(4)	2 Year U.S. Treasury Note	12/31/09	(870)	(5)
(2)	Eurodollar	03/15/10	(486)	— (h)
(2)	90 Day Bank Accepted Bills	03/15/10	(460)	(1)

				$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Currency Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)
CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/09		NET UNREALIZED APPRECIATION (DEPRECIATION)

12,556	EUR
11,571	for GBP	11/27/09	$18	#	$19	#	$1

21,581	GBP
23,844	for EUR	11/27/09	35	#	35	#	—	(h)

1,862,535	JPY
13,802	for EUR	11/27/09	20	#	20	#	—	(h)

838,274	JPY
51,673	for NOK	11/27/09	9	#	9	#	—	(h)

61,691	NOK
981,847	for JPY	11/27/09	11	#	11	#	—	(h)

63,071	SEK
815,491	for JPY	11/27/09	9	#	9	#	—	(h)

102,095	AUD	11/27/09	94		92		(2)

7,492	EUR	11/27/09	11		11		—	(h)

89,631	GBP	11/27/09	148		147		(1)

29,348,518	JPY	11/27/09	322		326		4

586,900	NOK	11/27/09	105		102		(3)

8,920	NZD	11/27/09	6		6		—	(h)

19,246	SGD	11/30/09	14		14		—	(h)

139,055	ZAR	11/27/09	19		18		(1)

			$821		$819		$(2)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

158,001	CAD	11/27/09	$150	$146	$4

131,602	DKK	11/27/09	27	26	1

311,840	EUR	11/27/09	467	459	8

6,020	GBP	11/27/09	10	10	—	(h)

3,681,205	JPY	11/27/09	41	41	—	(h)

241,015	PLN	11/27/09	86	83	3

373,197	SEK	11/27/09	53	53	—	(h)

			$834	$818	$16

# For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/09 of the currency being sold, and the value at 10/31/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Currency Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
ZAR	—	South African Rand

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	Amount rounds to less than one thousand (shares or dollars).

(k)	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009
(Amounts in thousands, except per share amounts)

	International Currency Income Fund

ASSETS:
Investments in non-affiliates, at value	$5,682
Cash	12
Foreign currency, at value	35
Deposits at broker for futures contracts	—	(a)
Receivables:
Interest and dividends	102
Variation margin on futures contracts	1
Unrealized appreciation on forward foreign currency exchange contracts	21
Due from Advisor	7
Prepaid expenses and other assets	—	(a)

Total Assets	5,860

LIABILITIES:
Payables:
Investment securities purchased	45
Unrealized depreciation on forward foreign currency exchange contracts	7
Accrued liabilities:
Shareholder servicing fees	—	(a)
Distribution fees	—	(a)
Custodian and accounting fees	12
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	1

Total Liabilities	65

Net Assets	$5,795

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009
(Amounts in thousands, except per share amounts)

International Currency Income Fund

NET ASSETS:
Paid in capital	$5,390
Accumulated undistributed (distributions in excess of) net investment income	38
Accumulated net realized gains (losses)	(320)
Net unrealized appreciation (depreciation)	687

Total Net Assets	$5,795

NET ASSETS:
Class A	$231
Class C	227
Class R5	116
Select Class	5,221

Total	$5,795

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21
Class C	21
Class R5	11
Select Class	485

Net Asset Value:
Class A - Redemption price per share	$10.74
Class C - Offering price per share(b)	10.67
Class R5 - Offering and redemption price per share	10.78
Select Class - Offering and redemption price per share	10.77

Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/ (100% – maximum sales charge)]	$11.16

Cost of investments in non-affiliates	$5,010
Cost of foreign currency	35

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009
(Amounts in thousands)

	International Currency Income Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$160
Interest income from affiliates	—	(a)
Dividend income from affiliates(b)	—	(a)

Total investment income	160

EXPENSES:
Investment advisory fees	29
Administration fees	6
Distribution fees:
Class A	—	(a)
Class C	2
Shareholder servicing fees:
Class A	—	(a)
Class C	—	(a)
Class R5	—	(a)
Select Class	12
Custodian and accounting fees	48
Professional fees	61
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Printing and mailing costs	20
Registration and filing fees	5
Transfer agent fees	10
Other	8

Total expenses	201

Less amounts waived	(45)
Less expense reimbursements	(109)

Net expenses	47

Net investment income (loss)	113

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(105)
Futures	18
Foreign currency transactions	(50)

Net realized gain (loss)	(137)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	961
Futures	(16)
Foreign currency translations	—	(a)

Change in net unrealized appreciation (depreciation)	945

Net realized/unrealized gains (losses)	808

Change in net assets resulting from operations	$921

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	International Currency Income Fund

	Year Ended 10/31/2009	Year Ended 10/31/2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$113	$162
Net realized gain (loss)	(137)	(68)
Change in net unrealized appreciation (depreciation)	945	(546)

Change in net assets resulting from operations	921	(452)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7)	(7)
Class C
From net investment income	(6)	(6)
Class R5
From net investment income	(3)	(4)
Select Class
From net investment income	(149)	(177)

Total distributions to shareholders	(165)	(194)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	165	194

NET ASSETS:
Change in net assets	921	(452)
Beginning of period	4,874	5,326

End of period	$5,795	$4,874

Accumulated undistributed (distributions in excess of) net investment income	$38	$113

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	International Currency Income Fund

	Year Ended 10/31/2009		Year Ended 10/31/2008

CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$7		$7

Change in net assets from Class A capital transactions	$7		$7

Class C
Dividends and distributions reinvested	$6		$6

Change in net assets from Class C capital transactions	$6		$6

Class R5
Dividends and distributions reinvested	$3		$4

Change in net assets from Class R5 capital transactions	$3		$4

Select Class
Dividends and distributions reinvested	$149		$177

Change in net assets from Select Class capital transactions	$149		$177

Total change in net assets from capital transactions	$165		$194

SHARE TRANSACTIONS:
Class A
Reinvested	—	(a)	1

Change in Class A Shares	—	(a)	1

Class C
Reinvested	—	(a)	1

Change in Class C Shares	—	(a)	1

Class R5
Reinvested	1		—	(a)

Change in Class R5 Shares	1		—	(a)

Select Class
Reinvested	15		17

Change in Select Class Shares	15		17

SEE NOTES TO FINANCIAL STATEMENTS.

16

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)
International Currency Income Fund
Class A
Year Ended October 31, 2009	$9.34	$0.19	$1.52	$1.71	$(0.31)	$10.74	18.55%	$231	1.10%	1.92%	4.00%	71%
Year Ended October 31, 2008	10.58	0.30	(1.18)	(0.88)	(0.36)	9.34	(8.66)	194	1.14	2.80	3.62	68
March 30, 2007(e) through October 31, 2007	10.00	0.19	0.45	0.64	(0.06)	10.58	6.43	213	1.25	3.16	7.55	56
Class C
Year Ended October 31, 2009	9.32	0.13	1.52	1.65	(0.30)	10.67	17.86	227	1.75	1.27	4.50	71
Year Ended October 31, 2008	10.56	0.23	(1.18)	(0.95)	(0.29)	9.32	(9.28)	193	1.75	2.09	4.09	68
March 30, 2007(e) through October 31, 2007	10.00	0.16	0.45	0.61	(0.05)	10.56	6.10	212	1.75	2.66	8.05	56
Class R5
Year Ended October 31, 2009	9.35	0.21	1.54	1.75	(0.32)	10.78	18.95	116	0.80	2.22	3.55	71
Year Ended October 31, 2008	10.59	0.33	(1.17)	(0.84)	(0.40)	9.35	(8.32)	98	0.80	3.13	3.17	68
March 30, 2007(e) through October 31, 2007	10.00	0.21	0.45	0.66	(0.07)	10.59	6.64	107	0.80	3.61	7.10	56
Select Class
Year Ended October 31, 2009	9.34	0.22	1.53	1.75	(0.32)	10.77	18.96	5,221	0.85	2.17	3.75	71
Year Ended October 31, 2008	10.59	0.32	(1.18)	(0.86)	(0.39)	9.34	(8.52)	4,389	0.89	3.05	3.37	68
March 30, 2007(e) through October 31, 2007	10.00	0.20	0.45	0.65	(0.06)	10.59	6.60	4,794	1.00	3.41	7.30	56

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified / Non-Diversified

International Currency Income Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective November 3, 2009, Class A, Class C and Select Class Shares were publicly offered for investment. Effective December 9, 2009, Class R5 Shares were publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in

18

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Debt Securities
Corporate Bonds
Cayman Islands	$—	$34	$—	$34
Denmark	—	230	—	230
France	—	79	—	79
Italy	—	79	—	79
Netherlands	—	24	—	24
Spain	—	88	—	88
Sweden	—	76	—	76
United Kingdom	—	249	—	249
United States	—	345	—	345

Total Corporate Bonds	—	1,204	—	1,204

Foreign Government Securities	—	4,250	—	4,250
Supranational	—	209	—	209
U.S. Treasury Obligation	—	19	—	19

Total Investments in Securities	$—	$5,682	$—	$5,682

Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$21	$—	$—	$21
Futures Contracts	4	—	—	4

Total Appreciation in Other Financial Instruments	$25	$—	$—	$25

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(7)	$—	$—	$(7)
Futures Contracts	(7)	—	—	(7)

Total Depreciation in Other Financial Instruments	$(14)	$—	$—	$(14)

*	Other financial instruments include futures, forward foreign currency exchange and swap contracts.

19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Fund uses financial and foreign futures to manage and hedge foreign currency risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit.

Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the future’s contract may not correlate perfectly with the underlying rate or currency. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Future notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s futures activities over the reporting period.

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

20

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The values disclosed in the accompanying Schedule of Investments are indicative of the volume of the forward foreign exchange contract activity.

E. Summary of Derivative Information — The following table presents the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of October 31, 2009

Derivative Contract	Statement of Assets and Liabilities Location

Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts

Interest rate contracts	Receivables, Net Assets -Unrealized Appreciation	$4	$—
Foreign exchange contracts	Receivables, Net Assets – Unrealized Appreciation	—	21

Total		$4	$21

Liabilities:

Interest rate contracts	Payables, Net Assets – Unrealized Depreciation	$(7)	$—
Foreign exchange contracts	Payables, Net Assets – Unrealized Depreciation	—	(7)

Total		$(7)	$(7)

(a) This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total

Interest rate contracts	$18	$—	$18
Foreign exchange contracts	—	(24)	(24)

Total	$18	$(24)	$(6)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total

Interest rate contracts	$(16)	$—	$(16)
Foreign exchange contracts	—	(15)	(15)

Total	$(16)	$(15)	$(31)

The Fund’s derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital

22

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$—	$(23)	$23

The reclassifications for the Fund relate primarily to foreign currency gains or losses and foreign futures contracts.

L. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2009 was less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2009, the annual effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.10%	1.75%	0.80%	0.85%

24

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The contractual expense limitation agreements were in effect for the year ended October 31, 2009.

Effective November 20, 2009, the Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.80%	1.55%	0.55%	0.60%

The expense limitations in the table above are in place until at least February 28, 2011.

For the year ended October 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$29	$6	$10	$45	$109

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

4. Investment Transactions

During the year ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

$3,946	$3,566	$38	$38

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$5,011	$701	$30	$671

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$165	$165

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$194	$194

At October 31, 2009 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$51	$(320)	$674

26

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts.

As of October 31, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	2016	2017	Total

$13	$184	$123	$320

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Prior to November 3, 2009, the Fund’s shares were held only by the Fund’s investment advisor. The Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2009, substantially all of the Fund’s net assets consists of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009 (continued)

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

As of October 31, 2009, the Fund invested approximately 20.7% of its total investments in Japan.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan International Currency Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Currency Income Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

29

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

30

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

31

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.
* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

32

SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009*	Annualized Expense Ratio

International Currency Income Fund
Class A
Actual	$1,000.00	$1,132.90	$5.91	1.10%
Hypothetical	1,000.00	1,019.66	5.60	1.10

Class C
Actual	1,000.00	1,129.10	9.39	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

Class R5
Actual	1,000.00	1,134.70	4.30	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

Select Class
Actual	1,000.00	1,134.90	4.57	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to similarly review the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished

34

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, background and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees.

35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also

36

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A and Select Class shares was in the fourth quintile for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the fixed income sub-committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

37

Privacy Policy

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

38

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan International
Equity Funds

Annual Report
October 31, 2009

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds
Annual Report
October 31, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

November 18, 2009

Dear Shareholder:

After enduring the most severe global financial crisis and recession in modern history, I think it’s finally safe to say that we’ve turned the corner. Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.

Yet, as we emerge from the crisis, there are still many questions about what our path to economic recovery will look like. Some analysts have claimed that our economy will “never be the same,” and that full recovery will be tempered by slow economic growth and higher jobless rates. While we agree that the U.S. economy will grow at a slower-than-usual pace, we also believe it is poised for a solid recovery, characterized by growing profits and low inflation over the near term.

Economy shows clear signs of turning to recovery

In the equity markets, things are looking up since the record volatility that occurred last October. The Standard & Poor’s 500 Index, after plunging to its lowest level in 14 years in March, rose 64% by November 18. Additionally, stock markets are recovering, credit spreads have largely returned to normal levels and, while some smaller regional banks have been taken over by the FDIC, major financial institutions appear far more stable than last year.

On the economy, we’ve also seen improvements in the housing market, manufacturing output, and consumer and business confidence. We’ve also finally seen an uptick in real gross domestic product (GDP), after four-consecutive quarters of declines. Even with these positive developments, however, we should remember that the economy faces continued challenges, particularly relating to consumers’ reluctance to spend, tight credit and potential government regulation. Together, these issues can limit economic growth going forward.

Quote

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

Strong corporate earnings drive surge in equities

A strong second-quarter surge in the equity markets gathered steam during the third quarter, with stocks posting positive gains in July, August and September. Since hitting their lows in March, U.S. stocks have advanced more than 50% as of the end of this reporting period, although markets remain 30% below the highs reached in October 2007. As of the 12- month period ended October 31, 2009, the Standard & Poor’s 500 Index returned 9.80%.

Overseas stocks posted impressive gains. The MSCI EAFE Index returned 28.41% (gross) for the 12-month period. Generally, emerging markets continued to fare well, with the MSCI Emerging Markets Index returning 64.63% (gross) for the same reporting period.

High-yield debt buoys credit markets

Last October, credit markets were frozen amid the financial crisis. One year later, the markets have thawed and investors continue to show their enthusiasm for Treasuries, as well as higher-yielding and riskier assets, such as corporate bonds. In this environment, the Barclays Capital High Yield Index returned 48.10%, while the Barclays Capital Emerging Markets Index returned 48.41%. The Barclays Capital U.S. Aggregate Bond Index returned 13.79% for the 12-month period.

Yields on the benchmark 10-year Treasury jumped around during the year, but ended the period lower than 12 months earlier. As of October 31, the 10-year benchmark was 3.41%, compared to 4.01% 12 months

1

ago. Yields on the 30-year bond also dropped over the past 12 months from 4.35% to 4.23%, as did yields on the two-year note, from 1.56% to 0.90%.

Moving to a recovery “mindset”

Without a doubt, the global financial crisis will have a lingering impact on financial markets, the economy and investors’ psyches. Despite the many signs indicating that we’ve moved closer to economic rebound, investors may take longer to adopt a recovery mindset. Although we have every reason to remain cautious about unexpected events that could lead to a relapse, it’s also important to maintain a balanced view—not only of our economic prospects, but also of our investment strategies. With that in mind, it’s important to remain diversified, to both manage risk and seek potential opportunities that can occur in a recovering economic environment.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a happy holiday season and an exceptional new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan International Opportunities Plus Fund

FUND SUMMARY
AS OF OCTOBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	October 14, 2009
Fiscal Year End	October 31
Net Assets as of 10/31/2009 (In Thousands)	$4,718
Investment objective and strategies

The Fund seeks to provide long-term capital appreciation. The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

	TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO*(a)
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.5%
2.	Banco Santander S.A. (Spain)	2.2
3.	GlaxoSmithKline plc (United Kingdom)	1.9
4.	BG Group plc (United Kingdom)	1.7
5.	BNP Paribas (France)	1.6
6.	Santos Ltd. (Australia)	1.5
7.	Koninklijke KPN N.V. (Netherlands)	1.5
8.	GDF Suez (France)	1.5
9.	China Merchants Bank Co., Ltd., Class H (China)	1.5
10.	Toyota Motor Corp. (Japan)	1.4

	TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO*(a)
1.	Severn Trent plc (United Kingdom)	0.5%
2.	Takeda Pharmaceutical Co., Ltd. (Japan)	0.5
3.	CLP Holdings Ltd. (Hong Kong)	0.5
4.	Eisai Co., Ltd. (Japan)	0.5
5.	TGS Nopec Geophysical Co. ASA (Norway)	0.5
6.	Lottomatica S.p.A. (Italy)	0.5
7.	Hirose Electric Co., Ltd. (Japan)	0.5
8.	Shizuoka Bank Ltd. (The) (Japan)	0.4
9.	Alfa Laval AB (Sweden)	0.4
10.	United Utilities Group plc (United Kingdom)	0.4

PORTFOLIO COMPOSITION BY COUNTRY* (a)	Long	Short	Net
Japan	25.4%	-6.0%	19.4
United Kingdom	23.6	-2.8	20.8
France	15.8	-1.8	14.0
Netherlands	9.9	-0.4	9.5
Germany	7.9	-2.3	5.6
China	3.9	-0.4	3.5
Hong Kong	3.8	-0.5	3.3
Switzerland	3.5	-0.7	2.8
Italy	3.3	-0.8	2.5
Spain	2.6	0.0	2.6
Australia	2.6	0.0	2.6
Taiwan	2.2	0.0	2.2
Austria	1.8	-0.7	1.1
Belgium	1.7	-0.3	1.4
Luxembourg	1.6	0.0	1.6
Sweden	1.5	-0.9	0.6
Finland	1.3	0.0	1.3
Ireland	1.1	0.0	1.1
Indonesia	1.1	0.0	1.1
Others (each less than 1.0%)	4.7	-1.7	3.0

	119.3	-19.3	100.0

*	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the swap as of October 31, 2009.

(a)

The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the portfolio swap as of October 31, 2009, as applicable.

3

JPMorgan International Opportunities Plus Fund

TOTAL RETURNS AS OF OCTOBER 31, 2009

	INCEPTION DATE OF CLASS	SINCE INCEPTION

CLASS A SHARES	10/14/09
Without Sales Charge		(5.67)%
With Sales Charge*		(10.61)

CLASS C SHARES	10/14/09
Without CDSC		(5.67)
With CDSC**		(6.67)
SELECT CLASS SHARES	10/14/09	(5.67)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Australia — 2.5%
1,129	Macquarie Group Ltd.	49,445
5,256	Santos Ltd. (m)	70,062

		119,507

	Austria — 1.4%
513	Andritz AG (m)	28,251
1,041	Intercell AG (a) (m)	40,217

		68,468

	Belgium — 1.4%
1,386	Anheuser-Busch InBev N.V. (m)	65,073

	Canada — 0.6%
1,445	Kinross Gold Corp. (m)	26,842

	China — 3.9%
75,000	Bank of China Ltd., Class H (m)	43,507
39,000	China Dongxiang Group Co. (m)	23,828
26,500	China Merchants Bank Co., Ltd.,
	Class H (m)	67,796
6,500	China Shenhua Energy Co., Ltd.,
	Class H (m)	29,160
24,000	Industrial & Commercial Bank of
	China, Class H (m)	19,095

		183,386

	Finland — 1.1%
3,969	Nokia OYJ (m)	50,133

	France — 12.9%
612	Atos Origin S.A. (a) (m)	28,652
956	BNP Paribas	72,020
1,027	Cie de Saint-Gobain	50,046
629	Compagnie Generale des
	Etablissements Michelin, Class B (m)	46,594
1,639	GDF Suez (m)	68,522
775	Ipsos (m)	23,729
375	Lafarge S.A. (m)	30,439
1,450	PagesJaunes Groupe (m)	17,767
275	Renault S.A. (a) (m)	12,306
847	Sanofi-Aventis S.A. (m)	62,087
318	Schneider Electric S.A. (m)	33,068
776	Societe Generale	51,542
790	Sodexo (m)	45,114
649	Total S.A. (m)	38,836
133	Unibail-Rodamco (m)	29,452

		610,174

	Germany — 6.6%
223	Allianz SE (m)	25,561
919	Bayer AG (m)	63,761
1,237	Daimler AG (m)	60,085
466	Hamburger Hafen und Logistik AG	18,156
994	Lanxess AG (m)	31,160
341	Muenchener Rueckversicherungs AG (m)	53,951
631	Siemens AG (m)	57,021

		309,695

	Greece — 0.4%
806	Folli - Follie S.A. (m)	19,298

	Hong Kong — 3.8%
18,000	China Resources Land Ltd. (m)	43,451
14,000	Hang Lung Properties Ltd. (m)	52,909
26,000	Huabao International Holdings Ltd. (m)	24,800
8,000	Hutchison Whampoa Ltd. (m)	56,151

		177,311

	India — 0.9%
959	Infosys Technologies Ltd., ADR (m)	44,114

	Indonesia — 1.0%
66,000	Perusahaan Gas Negara PT (m)	24,557
28,500	Telekomunikasi Indonesia Tbk PT (m)	24,542

		49,099

	Ireland — 0.9%
2,279	Shire plc (m)	40,306

	Israel — 0.7%
641	Teva Pharmaceutical Industries Ltd.,
	ADR (m)	32,358

	Italy — 2.9%
1,190	Fiat S.p.A. (a) (m)	17,716
808	Saipem S.p.A. (m)	23,840
10,198	Snam Rete Gas S.p.A.	49,463
13,822	UniCredit S.p.A. (a) (m)	46,307

		137,326

	Japan — 22.3%
600	Aisin Seiki Co., Ltd. (m)	15,255
4,000	Amada Co., Ltd. (m)	24,471
1,200	Astellas Pharma, Inc. (m)	44,189
1,900	FUJIFILM Holdings Corp. (m)	54,016
19	Japan Tobacco, Inc. (m)	53,305
3,000	Kirin Holdings Co., Ltd. (m)	48,969
6,000	Kubota Corp. (m)	46,625
10,000	Marubeni Corp. (m)	49,476
7,000	Mitsubishi Electric Corp. (a) (m)	53,248
1,000	Mitsubishi Estate Co., Ltd. (m)	15,105
9,700	Mitsubishi UFJ Financial Group, Inc. (m)	51,666
3,800	Mitsui & Co., Ltd. (m)	49,905
3,000	Mitsui Fudosan Co., Ltd. (m)	48,540
600	Nidec Corp. (m)	50,660
100	Nintendo Co., Ltd. (m)	25,082
8,700	Nissan Motor Co., Ltd. (a) (m)	62,954
3,000	Ricoh Co., Ltd. (m)	40,771
600	Shin-Etsu Chemical Co., Ltd. (m)	31,819
13	Sony Financial Holdings, Inc. (m)	37,305
8,000	Sumitomo Heavy Industries Ltd. (a) (m)	36,297
1,000	Sumitomo Mitsui Financial Group, Inc. (m)	33,990
800	Sundrug Co., Ltd. (m)	20,138
500	Suzuken Co., Ltd.	17,694
5,000	Takashimaya Co., Ltd. (m)	33,713
1,700	Toyota Motor Corp. (m)	67,111

SEE NOTES TO FINANCIAL STATEMENTS.

5

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 22.3% — Continued
8,000	Ube Industries Ltd. (m)	20,616
6	West Japan Railway Co. (m)	21,262

		1,054,182

	Luxembourg — 1.3%
1,759	ArcelorMittal (m)	59,529

	Malaysia — 0.4%
4,700	Kuala Lumpur Kepong Bhd (m)	20,526

	Netherlands — 6.3%
1,264	ASML Holding N.V. (m)	34,087
1,222	ING Groep N.V. CVA (a) (m)	15,903
3,778	Koninklijke KPN N.V. (m)	68,528
3,881	Royal Dutch Shell plc, Class A	115,066
2,125	Unilever N.V. CVA (m)	65,478

		299,062

	South Africa — 0.3%
3,452	African Bank Investments Ltd. (m)	13,478

	South Korea — 0.9%
399	POSCO, ADR (m)	40,746

	Spain — 2.1%
6,239	Banco Santander S.A. (m)	100,400

	Sweden — 1.0%
1,865	Atlas Copco AB, Class A (m)	25,008
2,366	Telefonaktiebolaget LM Ericsson, Class B (m)	24,719

		49,727

	Switzerland — 2.8%
171	Roche Holding AG (m)	27,388
2,805	UBS AG (a) (m)	46,773
251	Zurich Financial Services AG (m)	57,477

		131,638

	Taiwan — 2.1%
6,300	HON HAI Precision Industry Co., Ltd., GDR (m)	50,233
5,280	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	50,371

		100,604

	United Arab Emirates — 0.6%
7,925	Lamprell plc (m)	26,312

	United Kingdom — 16.5%
13,756	Beazley plc (m)	24,138
4,592	BG Group plc (m)	79,043
1,544	BHP Billiton plc (m)	41,603
4,107	Brammer plc (m)	8,705
18,587	Cable & Wireless plc (m)	44,101
3,572	Cookson Group plc (a) (m)	21,315
4,233	GlaxoSmithKline plc (m)	86,830
2,626	Hikma Pharmaceuticals plc (m)	20,296
2,208	Imperial Tobacco Group plc (m)	65,068
930	Intercontinental Hotels Group plc (m)	11,888
26,578	Lloyds Banking Group plc (a)	37,474
6,354	Man Group plc (m)	32,133
4,156	Michael Page International plc (m)	21,902
5,137	National Grid plc (m)	50,887
3,357	Pennon Group plc (m)	24,940
8,005	Premier Farnell plc (m)	18,878
1,070	Reckitt Benckiser Group plc (m)	53,152
8,465	Regus plc (m)	14,139
5,191	Sage Group plc (The) (m)	18,126
36,253	Taylor Wimpey plc (a) (m)	21,979
26,384	Vodafone Group plc (m)	58,146
2,639	Wellstream Holdings plc (m)	22,104

		776,847

	Total Common Stocks (Cost $4,872,809)	4,606,141

NUMBER OF RIGHTS

	Right — 0.1%
	United Kingdom — 0.1%
4,107	Brammer plc, expiring 11/13/09 (a) (m) (Cost $3,275)	3,909

	Total Investments — 97.7% (Cost $4,876,084)	4,610,050
	Other Assets in Excess of Liabilities — 2.3%	107,756

	NET ASSETS — 100.0%	$4,717,806

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

Summary of Investments by Industry, October 31, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage

Commercial Banks	11.4%
Pharmaceuticals	8.2
Oil, Gas & Consumable Fuels	7.2
Automobiles	4.8
Insurance	4.3
Electronic Equipment, Instruments & Components	3.8
Metals & Mining	3.7
Machinery	3.5
Real Estate Management & Development	3.5
Diversified Telecommunication Services	3.0
Industrial Conglomerates	2.9
Capital Markets	2.8
Multi-Utilities	2.6
Tobacco	2.6
Beverages	2.5
Chemicals	2.4
Trading Companies & Distributors	2.3
Electrical Equipment	1.9
Food Products	1.9
Semiconductors & Semiconductor Equipment	1.8
Communications Equipment	1.6
Gas Utilities	1.6
IT Services	1.6
Energy Equipment & Services	1.6
Auto Components	1.3
Wireless Telecommunication Services	1.3
Hotels, Restaurants & Leisure	1.2
Household Products	1.2
Building Products	1.1
Others (each less than 1.0%)	10.4

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/09		NET UNREALIZED APPRECIATION (DEPRECIATION)

193,315	AUD
118,424	for EUR	01/12/10	$174,247	#	$172,788	#	$(1,459)

617,062	SEK
60,645	for EUR	01/12/10	89,232	#	87,037	#	(2,195)

193,161	SEK
215,143	for HKD	01/12/10	27,773	#	27,246	#	(527)

93,122	SGD
518,104	for HKD	01/12/10	66,883	#	66,406	#	(477)

142,323	CHF
12,752,304	for JPY	01/12/10	141,731	#	138,794	#	(2,937)

94,848	CHF	01/12/10	93,439		92,496		(943)

104,912	AUD	01/12/10	95,926		93,772		(2,154)

44,596	GBP	01/12/10	73,174		73,167		(7)

1,692,138	JPY	01/12/10	18,555		18,806		251

			$780,960		$770,512		$(10,448)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

8,616	EUR	01/12/10	$12,941	$12,677	$264

81,854	GBP	01/12/10	134,084	134,294	(210)

420,522	HKD	01/12/10	54,287	54,285	2

			$201,312	$201,256	$56

#

For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/09 of the currency being sold, and the value at 10/31/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2009 (continued)

Portfolio Swap* Outstanding at October 31, 2009

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)

UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	6,679

Total			$6,679

*	See the accompanying “Additional Information – Portfolio Swap” for further details.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR -	American Depositary Receipt
AUD -	Australian Dollar
CHF -	Swiss Franc
CVA -	Dutch Certification
EUR -	Euro
GBP -	British Pound
GDR -	Global Depositary Receipt
HKD -	Hong Kong Dollar
JPY -	Japanese Yen
SEK -	Swedish Krona
SGD -	Singapore Dollar

(a)	Non-income producing security.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The market value and percentage of the investments based on total investments that are fair valued under the fair valuation policy for international investments as described in Note 2.A. are $4,415,620 and 95.8%.

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Opportunities Plus Fund

Additional Information – Portfolio Swap
AS OF OCTOBER 31, 2009

The following table represents the individual long and short positions and related values within the swap as of October 31, 2009.

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($) (a)	CURRENT VALUE($) (b)	VALUE($) (c)

Long Positions
Austria — 0.3%
Andritz AG	6,531	6,531	—
Intercell AG (e)	9,289	9,289	—

	15,820	15,820	—

Belgium — 0.3%
Anheuser-Busch InBev N.V.	15,025	15,025	—

Finland — 0.2%
Nokia OYJ	11,608	11,608	—

France — 2.7%
Atos Origin S.A. (e)	6,628	6,628	—
BNP Paribas	16,657	16,657	—
Cie de Saint-Gobain	11,567	11,567	—
Compagnie Generale des
Etablissements Michelin,
Class B	10,787	10,787	—
GDF Suez	15,815	15,815	—
Sanofi-Aventis S.A.	14,275	14,275	—
Schneider Electric S.A.	7,629	7,629	—
Societe Generale	11,954	11,954	—
Sodexo	10,422	10,422	—
Total S.A.	19,794	19,794	—

	125,528	125,528	—

Germany — 1.2%
Bayer AG	14,679	14,679	—
Daimler AG	10,024	10,024	—
Lanxess AG	7,199	7,199	—
Muenchener
Rueckversicherungs AG	12,403	12,403	—
Siemens AG	13,070	13,070	—

	57,375	57,375	—

Ireland — 0.2%
Shire plc	9,237	9,237	—

Italy — 0.4%
Saipem S.p.A.	5,513	5,513	—
Snam Rete Gas S.p.A.	11,403	11,403	—

	16,916	16,916	—

Japan — 2.6%
Astellas Pharma, Inc.	11,231	11,231	—
Japan Tobacco, Inc.	11,407	11,407	—
Kubota Corp.	7,988	7,988	—
Mitsubishi Electric Corp. (e)	15,686	15,686	—
Mitsui & Co., Ltd.	12,228	12,228	—
Nissan Motor Co., Ltd. (e)	14,931	14,931	—
Shin-Etsu Chemical Co., Ltd.	10,865	10,865	—
Toyota Motor Corp.	16,264	16,264	—
Yahoo! Japan Corp.	23,354	23,354	—

	123,954	123,954	—

Luxembourg — 0.3%
ArcelorMittal	13,697	13,697	—

Netherlands — 3.4%
ASML Holding N.V.	7,871	7,871	—
ING Groep N.V. CVA (e)	23,592	23,592	—
Koninklijke Ahold N.V.	48,752	48,752	—
Koninklijke KPN N.V.	15,812	15,812	—
Royal Dutch Shell plc, Class A	12,938	12,938	—
TNT N.V.	33,951	33,951	—
Unilever N.V. CVA	15,116	15,116	—

	158,032	158,032	—

Spain — 0.5%
Banco Santander S.A.	21,116	21,116	—

Sweden — 0.4%
Volvo AB, Class B	19,069	19,069	—

Switzerland — 0.6%
Roche Holding AG	15,251	15,251	—
Zurich Financial Services
AG	13,337	13,337	—

	28,588	28,588	—

United Kingdom — 6.7%
BG Group plc (e)	18,302	18,302	—
BHP Billiton plc (e)	9,603	9,603	—
BT Group plc, Class A	51,096	51,096	—
GlaxoSmithKline plc	14,566	14,566	—
Imperial Tobacco Group plc (e)	15,008	15,008	—
Intercontinental Hotels
Group plc	34,606	34,606	—
International Power plc (e)	40,220	40,220	—
Lloyds Banking Group plc (e)	8,742	8,742	—
Man Group plc	7,443	7,443	—
Reckitt Benckiser Group plc	12,254	12,254	—
Tesco plc (e)	63,908	63,908	—
Vodafone Group plc	41,668	41,668	—

	317,416	317,416	—

Total Long Positions of
Portfolio Swap	933,381	933,381	—

Short Positions
Austria — 0.7%
National Australia Bank Ltd.	18,218	18,218	—
Verbund - Oesterreichische
Elektrizitaetswirtschafts AG,
Class A	13,190	13,190	—

	31,408	31,408	—

Belgium — 0.3%
Solvay S.A., Class A	13,281	13,281	—

China — 0.4%
China Life Insurance Co.,
Ltd., Class H	18,864	18,864	—

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Opportunities Plus Fund

Additional Information – Portfolio Swap
AS OF OCTOBER 31, 2009 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($) (a)	CURRENT VALUE($) (b)	VALUE($) (c)

France — 1.7%
Cie Generale d’Optique
Essilor International S.A.	13,643	13,643	—
Dassault Systemes S.A.	19,440	19,440	—
Pernod-Ricard S.A.	15,462	15,462	—
Societe Television Francaise 1	16,920	16,920	—
Technip S.A.	16,766	16,766	—

	82,231	82,231	—

Germany — 2.3%
Bayerische Motoren Werke AG	18,632	18,632	—
Beiersdorf AG	19,346	19,346	—
Commerzbank AG (e)	16,018	16,018	—
Deutsche Post AG	17,533	17,533	—
Fraport AG Frankfurt
Airport Services Worldwide	16,988	16,988	—
Heidelberger
Druckmaschinen AG (e)	18,068	18,068	—

	106,585	106,585	—

Hong Kong — 0.5%
CLP Holdings Ltd.	23,528	23,528	—

Italy — 0.8%
Assicurazioni Generali S.p.A.	17,475	17,475	—
Lottomatica S.p.A.	21,454	21,454	—

	38,929	38,929	—

Japan — 5.9%
Chugoku Electric Power Co., Inc. (The)	18,317	18,317	—
Daiwa Securities Group, Inc.	10,909	10,909	—
Eisai Co., Ltd.	21,663	21,663	—
Hirose Electric Co., Ltd.	21,041	21,041	—
Kyocera Corp.	8,610	8,610	—
Mitsui Chemicals, Inc.	17,608	17,608	—
NEC Corp. (e)	11,731	11,731	—
Nikon Corp.	19,264	19,264	—
NTN Corp.	15,553	15,553	—
Secom Co., Ltd.	18,886	18,886	—
Seiko Epson Corp.	12,709	12,709	—
Shizuoka Bank Ltd. (The)	20,308	20,308	—
Suzuki Motor Corp.	19,863	19,863	—
Takeda Pharmaceutical Co., Ltd.	24,329	24,329	—
Toray Industries, Inc.	17,464	17,464	—
Yamaha Motor Co., Ltd.	19,623	19,623	—

	277,878	277,878	—

Netherlands — 0.3%
Randstad Holding N.V. (e)	16,809	16,809	—

New Zealand — 0.4%
Telecom Corp. of New
Zealand Ltd.	18,572	18,572	—

Norway — 0.4%
TGS Nopec Geophysical Co. ASA (e)	21,586	21,586	—

Phillipines — 0.4%
Philippine Long Distance
Telephone Co., ADR (e)	18,548	18,548	—

Portugal — 0.4%
Sonae Capital SGPS S.A. (e)	18,285	18,285	—

Spain — 0.2%
Mapfre S.A.	8,715	8,715	—

Sweden — 0.8%
Alfa Laval AB	20,229	20,229	—
Skanska AB, Class B	19,250	19,250	—

	39,479	39,479	—

Switzerland — 0.7%
Compagnie Financiere
Richemont S.A., Class A	14,347	14,347	—
Lonza Group AG	17,535	17,535	—

	31,882	31,882	—

United Kingdom— 2.8%
Associated British Foods plc (e)	19,842	19,842	—
Dimension Data Holdings plc (e)	18,673	18,673	—
Ladbrokes plc	17,955	17,955	—
Land Securities Group plc	16,058	16,058	—
Liberty International plc (e)	13,697	13,697	—
Severn Trent plc	24,768	24,768	—
United Utilities Group plc	20,070	20,070	—

	131,063	131,063	—

Total Short Positions	897,643	897,643	—

Total Net Long/Short Positions	$35,738	$35,738	—

Cash and Other Receivables (d)			6,916
Financing Costs			(413)
Net Dividends			176

Net Swap Contract, at value			$6,679

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Opportunities Plus Fund

Additional Information – Portfolio Swap
AS OF OCTOBER 31, 2009 (continued)

NOTES TO ADDITIONAL INFORMATION – PORTFOLIO SWAP:

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.

(c)	Value represents the unrealized gain (loss) of the positions and was zero as of October 31, 2009 as the swap reset on that date.

(d)

Cash and other receivables includes the gains realized within the swap when the swap reset. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

(e)	Non-income producing security.

ADR –	American Depository Receipt

CVA –	Dutch Certification

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

International Opportunities Plus Fund

ASSETS:
Investments in non-affiliates, at value	$4,610,050
Cash	98,373
Foreign currency, at value	9,715
Receivables:
Investment securities sold	95,080
Unrealized appreciation on forward foreign currency exchange contracts	517
Net swap contract, at value	6,679
Due from Advisor	112,799

Total Assets	4,933,213

LIABILITIES:
Payables:
Investment securities purchased	88,807
Unrealized depreciation on forward foreign currency exchange contracts	10,909
Accrued liabilities:
Distribution fees	23
Custodian and accounting fees	2,663
Trustees’ and Chief Compliance Officer’s fees	2
Other	113,003

Total Liabilities	215,407

Net Assets	$4,717,806

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

International Opportunities Plus Fund

NET ASSETS:
Paid in capital	$4,986,225
Accumulated undistributed (distributions in excess of) net investment income	9,390
Accumulated net realized gains (losses)	(7,776)
Net unrealized appreciation (depreciation)	(270,033)

Total Net Assets	$4,717,806

NET ASSETS:
Class A	$47,173
Class C	47,162
Select Class	4,623,471

Total	$4,717,806

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Select Class	326,667

Net Asset Value :
Class A - Redemption price per share	$14.15
Class C - Offering price per share (a)	14.15
Select Class - Offering and redemption price per share	14.15

Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]
$14.93

Cost of investments in non-affiliates	$4,876,084
Cost of foreign currency	9,914

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2009 (a)

International Opportunities Plus Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$914
Foreign taxes withheld	(246)

Total investment income	668

EXPENSES:
Investment advisory fees	2,640
Administration fees	225
Distribution fees:
Class A	6
Class C	17
Shareholder servicing fees:
Class A	6
Class C	6
Select Class	562
Custodian and accounting fees	2,663
Professional fees	98,248
Trustees’ and Chief Compliance Officer’s fees	2
Printing and mailing costs	12,105
Registration and filing fees	2,328
Transfer agent fees	276
Other	47

Total expenses	119,131

Less amounts waived	(3,439)
Less expense reimbursements	(112,799)

Net expenses	2,893

Net investment income (loss)	(2,225)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,776)
Foreign currency transactions	(2,160)

Net realized gain (loss)	(9,936)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(266,034)
Foreign currency translations	(10,678)
Swaps	6,679

Change in net unrealized appreciation (depreciation)	(270,033)

Net realized/unrealized gains (losses)	(279,969)

Change in net assets resulting from operations	$(282,194)

(a)	Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

International Opportunities Plus Fund

Period Ended 10/31/2009 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,225)
Net realized gain (loss)	(9,936)
Change in net unrealized appreciation (depreciation)	(270,033)

Change in net assets resulting from operations	(282,194)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000,000

NET ASSETS :
Change in net assets	4,717,806
Beginning of period	—

End of period	$4,717,806

Accumulated undistributed (distributions in excess of) net investment income	$9,390

(a)	Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

International Opportunities Plus Fund

Period Ended 10/31/2009 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets from Class C capital transactions	$50,000

Select Class
Proceeds from shares issued	$4,900,000

Change in net assets from Select Class capital transactions	$4,900,000

Total change in net assets from capital transactions	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Select Class
Issued	326,667

Change in Select Class Shares	326,667

(a)	Commencement of operations was October 14, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations						Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

International Opportunities Plus Fund
Class A
October 14, 2009(e) through October 31, 2009	$15.00	$(0.01)	$(0.84)	$(0.85)	$14.15	(5 .67)%	$47	1.50%	(1 .20)%	52.29	%(f)	11%
Class C
October 14, 2009(e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5 .67)	47	2.00	(1 .67)	52.80	(f)	11
Select Class
October 14, 2009(e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15	(5 .67)	4,623	1.25	(0 .96)	52.05	(f)	11

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2009

1. Organization

JPMorgan Trust I ( the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non- Diversified

International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

See Note 2.D. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Trading in

19

securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities
Common Stocks
Australia	$—	$119,507	$—	$119,507
Austria	—	68,468	—	68,468
Belgium	—	65,073	—	65,073
Canada	26,842	—	—	26,842
China	—	183,386	—	183,386
Finland	—	50,133	—	50,133
France	—	610,174	—	610,174
Germany	—	309,695	—	309,695
Greece	—	19,298	—	19,298
Hong Kong	—	177,311	—	177,311
India	44,114	—	—	44,114
Indonesia	—	49,099	—	49,099
Ireland	—	40,306	—	40,306
Israel	32,358	—	—	32,358
Italy	—	137,326	—	137,326
Japan	—	1,054,182	—	1,054,182
Luxembourg	—	59,529	—	59,529
Malaysia	—	20,526	—	20,526
Netherlands	—	299,062	—	299,062
South Africa	—	13,478	—	13,478
South Korea	40,746	—	—	40,746
Spain	—	100,400	—	100,400
Sweden	—	49,727	—	49,727
Switzerland	—	131,638	—	131,638
Taiwan	50,371	50,233	—	100,604
United Arab Emirates	—	26,312	—	26,312

20

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Common Stocks - continued
United Kingdom	—	776,847	—	776,847

Total Common Stocks	194,431	4,411,710	—	4,606,141

Rights
United Kingdom	—	3,909	—	3,909

Total Investments in Securities	$194,431	$4,415,619	$—	$4,610,050

Appreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$517	$—	$—	$517
Swaps	—	6,679	—	6,679

Total Appreciation in Other Financial Instruments*	517	6,679	—	7,196

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(10,909)	$—	$—	$(10,909)

Total Depreciation in Other Financial Instruments*	$(10,909)	$—	$—	$(10,909)

*	Other financial instruments may include futures, forward foreign currency exchange and the portfolio swap.

B. Restricted and Illiquid Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Advisor has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these

21

positions such as: capital appreciation/depreciation, corporate actions, dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and and short positions and cash balances within the swap. These costs/credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains/losses on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Advisor and counterparty, over the life of the agreement, and are generally determined based on internal limits and thresholds established at both the Fund and counterparty.

The swap involves greater risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract which may limit the ability of the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in portfolio swaps are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value is reflected in the Statement of Assets and Liabilities, as swap contract at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation on the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses on the Statement of Operations.

The swap notional amount and current value as of October 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

E. Summary of Derivative Information – The following table presents the value of derivatives held as of October 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

	Value of Derivative Instruments as of October 31, 2009
Derivative Contract	Statement of Assets and Liabilities Location

Assets:		Forward Foreign Currency Exchange Contracts	Swaps

Foreign exchange contracts	Receivables	$517	$—
Equity contracts	Receivables	—	6,679

Total		$517	$6,679

Liabilities:

Foreign exchange contracts	Payables	$(10,909)	$—
Equity contracts	Payables	—	—

Total		$(10,909)	$—

22

The following tables present the effect of derivatives on the Statement of Operations for the period ended October 31, 2009, by primary underlying risk exposure:

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2009

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—
Equity contracts	—	—	—

Total	$—	$—	$—

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Forward Foreign Currency Exchange Contracts	Swaps	Total

Foreign exchange contracts	$(10,392)	$—	$(10,392)
Equity contracts	—	6,679	6,679

Total	$(10,392)	$6,679	$(3,713)

The Fund’s derivatives contracts held at October 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The values disclosed in the accompanying Schedule of Portfolio Investments are indicative of the volume of the forward foreign currency exchange contract activity.

G. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses – In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

23

I. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$(13,775)	$11,615	$2,160

The reclassifications for the Fund relate primarily to foreign currency gains or losses and net operating loss.

L. Redemption Fees – Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

For the period ended October 31, 2009, the Fund did not invest in any money market funds.

B. Administration Fee – Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the

24

annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2009, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees – JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class

1.50%	2.00%	1.25%

25

The contractual expense limitation agreements were in effect for the period ended October 31, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the period ended October 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$2,640	$225	$574	$3,439	$112,799

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$5,405,613	$521,753

During the period ended October 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$4,876,084	$22,565	$288,599	$(266,034)

26

At October 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$(1,097)	$(267,322)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and mark to market of unrealized of portfolio swap.

As of October 31, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total

$1,097	$1,097

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940 (or 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2009, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

27

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2009, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is party to a derivative contract governed by an International Swaps and Derivatives Association Master Agreement (ISDA agreement). The Fund’s ISDA agreement, which is separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a predetermined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan International Opportunities Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Opportunities Plus Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period October 14, 2009 (commencement of operations) through October 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

29

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University(New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

30

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker- dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

31

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase(formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

32

SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2009, and continued to hold your shares at the end of the reporting period, October 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2009	Ending Account Value, October 31, 2009	Expenses Paid During May 1, 2009 to October 31, 2009	Annualized Expense Ratio

International Opportunities Plus Fund
Class A
Actual*	$1,000.00	$943.30	$0.68	1.50%
Hypothetical**	1,000.00	1,017.64	7.63	1.50

Class C
Actual*	1,000.00	943.30	0.91	2.00
Hypothetical**	1,000.00	1,015.07	10.21	2.00

Select Class
Actual*	1,000.00	943.30	0.57	1.25
Hypothetical**	1,000.00	1,018.90	6.36	1.25

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 17/365 (to reflect the actual period). Commencement of operations was October 14, 2009.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

33

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

34

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2009 – $1,610,000
2008 – $1,668,200

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2008 – $18,890,000
2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2009 – $272,660
2008 – $299,120

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2009 and 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2009 – Not applicable
2008 – Not applicable

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%
2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/
George C.W. Gatch President and Principal Executive Officer January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
George C.W. Gatch President and Principal Executive Officer January 6, 2010

By:	/s/
Patricia A. Maleski Treasurer and Principal Financial Officer January 6, 2010